Filed pursuant to Rule 497
Registration No. 333-185191

PROSPECTUS

$300,000,000

COMMON STOCK

PREFERRED STOCK

SUBSCRIPTION RIGHTS

WARRANTS

DEBT SECURITIES

We may offer, from time to time, up to $300,000,000 aggregate initial offering price of our common stock, $0.001 par value per share, preferred stock, $0.001 par value per share, subscription rights to purchase common stock or preferred stock, warrants representing rights to purchase shares of our common stock or preferred stock, or debt securities, or a combined offering of these securities, which we refer to in this prospectus collectively as our Securities, in one or more offerings. The Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. In the case of our common stock and warrants or rights to acquire such common stock hereunder, the offering price per share of our common stock by us, less any underwriting commissions or discounts, will not be less than the net asset value (“NAV”) per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing common stockholders, (ii) with the consent of the holders of the majority of our outstanding stock, or (iii) under such other circumstances as the Securities and Exchange Commission (“SEC”) may permit. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The NASDAQ Global Select Market (“NASDAQ”) under the symbol “GLAD.” As of January 17, 2013, the last reported sales price for our common stock was $8.87. Our 7.125% Series 2016 Term Preferred Stock is also traded on the NASDAQ under the symbol “GLADP.” As of January 17, 2013, the last reported sales price for our 7.125% Series 2016 Term Preferred Stock was $25.75.

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. Additional information about us, including our annual, quarterly and current reports, has been filed with the SEC. This information is available free of charge on our corporate website located at www.gladstonecapital.com. See “Additional Information.” This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

An investment in our Securities involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled “Risk Factors,” which begins on page 9. Common shares of closed-end investment companies frequently trade at a discount to their net asset value and this may increase the risk of loss to purchasers of our Securities. You should carefully consider these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our Securities.

The Securities being offered have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

January 18, 2013

We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained or incorporated by reference in this prospectus or any accompanying supplement to this prospectus. You must not rely upon any information or representation not contained or incorporated by reference in this prospectus or the accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any prospectus supplement is accurate as of the dates on their respective covers only. Our business, financial condition, results of operations and prospects may have changed since such dates.

PROSPECTUS SUMMARY

The following summary contains basic information about this offering. It likely does not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred. Except where the context suggests otherwise, the terms “we,” “us,” “our,” the “Company” and “Gladstone Capital” refer to Gladstone Capital Corporation; “Adviser” refers to Gladstone Management Corporation; “Administrator” refers to Gladstone Administration, LLC; “Gladstone Commercial” refers to Gladstone Commercial Corporation; “Gladstone Investment” refers to Gladstone Investment Corporation; “Gladstone Land” refers to Gladstone Land Corporation; “Gladstone Securities” refers to Gladstone Securities, LLC; and “Gladstone Companies” refers to the Adviser and its affiliated companies.

GLADSTONE CAPITAL CORPORATION

General

We were incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001 and completed our initial public offering on August 24, 2001. We operate as a closed-end, non-diversified management investment company and we have elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). For federal income tax purposes, we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We currently continue to qualify as a RIC for federal income tax purposes and obtain favorable RIC tax treatment by meeting certain requirements, including certain minimum distribution requirements. Our board of directors (the “Board of Directors”) recently approved limited revisions to our investment objectives and strategies, which went into effect on January 1, 2013, which are reflected in the descriptions of our investment objectives and strategies below. All of our existing portfolio investments fit within the scope of our revised investment objectives and strategies and no changes were required to be made to our portfolio as a result of these limited revisions.

Our Investment Objectives

Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.

Our Investment Strategy

To achieve our objectives, we seek to invest in several categories of debt and equity securities, with each investment generally ranging from $5 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment.

In general, our investments in debt securities have a term of no more than seven years, accrue interest at variable rates (based on the London Interbank Offered Rate (“LIBOR”)) and, to a lesser extent, at fixed rates. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, have a success fee or deferred interest provision and are primarily interest only with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control in the business. Some debt securities have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called “paid in kind” (“PIK”).

Typically, our equity investments consist of common stock, preferred stock, limited liability company interests, or warrants to purchase the foregoing. Often, these equity investments occur in connection with our original investment, recapitalizing a business, or refinancing existing debt. Although at times we may enter into co-investment transactions with Gladstone Investment Corporation (“Gladstone Investment”), in relation to one another, we will generally invest a greater portion of our assets in debt securities, while Gladstone Investment will generally invest a greater portion of its assets in equity securities.

We expect that our target portfolio over time will primarily include the following four categories of investments in private U.S. companies:

•

Senior Debt Securities: We seek to invest a portion of our assets in senior debt securities also known as senior loans, senior term loans, lines of credit and senior notes. Using its assets as collateral, the borrower typically uses senior debt to cover a substantial portion of the funding needs of the business. The senior debt security usually takes the form of first priority liens on the assets of the business. Senior debt securities may include our participation and investment in the syndicated loan market.

•

Senior Subordinated Debt Securities: We seek to invest a portion of our assets in senior subordinated debt securities, also known as senior subordinated loans and senior subordinated notes. These senior subordinated debts also include second lien notes and may include participation and investment in syndicated second lien loans. Additionally, we may receive other yield enhancements in connection with these senior subordinated debt securities.

•

Junior Subordinated Debt Securities: We seek to invest a portion of our assets in junior subordinated debt securities, also known as subordinated loans, subordinated notes and mezzanine loans. These junior subordinated debts include second lien notes and unsecured loans. Additionally, we may receive other yield enhancements and warrants to buy common and preferred stock or limited liability interests in connection with these junior subordinated debt securities.

•

Preferred and Common Equity: In some cases we will purchase equity securities which consist of preferred and common equity or limited liability company interests, or warrants or options to acquire such securities, and are in combination with our debt investment in a business. Additionally, we may receive equity investments derived from restructurings on some of our existing debt investments. In some cases, we will own a significant portion of the equity and in other cases we may have voting control of the businesses in which we invest.

Additionally, pursuant to the 1940 Act, we must maintain at least 70% of our total assets in qualifying assets, which generally include each of the investment types listed above. Therefore, the 1940 Act permits us to invest up to 30% of our assets in other non-qualifying assets.

Because the majority of the loans in our portfolio consist of term debt of private U.S. companies that typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be at rates below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered high risk as compared to investment-grade debt instruments.

Our Investment Adviser and Administrator

Gladstone Management Corporation (the “Adviser”) is our affiliate, investment adviser, and a privately-held company led by a management team which has extensive experience in our lines of business. The Adviser’s affiliate, a privately-held company, Gladstone Administration, LLC (the “Administrator”), employs our chief financial officer and treasurer, chief accounting officer, chief compliance officer, internal legal counsel and their respective staffs. Excluding our chief financial officer and treasurer and chief accounting officer, all of our executive officers serve as directors or executive officers, or both, of the following of our affiliates: Gladstone Commercial Corporation (“Gladstone Commercial”), a publicly-traded real estate investment trust; Gladstone Investment, a publicly-traded BDC and RIC; the Adviser; and the Administrator. Our chief financial officer and treasurer is also the chief financial officer and treasurer of Gladstone Investment. David Gladstone, our chairman and chief executive officer, also serves on the board of managers as an outside non-employee manager of our affiliate, Gladstone Securities, LLC (“Gladstone Securities”), a privately-held broker-dealer registered with the Financial Industry Regulatory Authority (“FINRA”) and insured by the Securities Investor Protection Corporation.

The Adviser and Administrator also provide investment advisory and administrative services, respectively, to our other affiliates, including, but not limited to, Gladstone Commercial; Gladstone Investment; and Gladstone Land Corporation (“Gladstone Land”), a private agricultural real estate company owned by David Gladstone, our chairman and chief executive officer. The Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds and companies, both public and private.

We have been externally managed by the Adviser pursuant to an investment advisory agreement since October 1, 2004. The Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is headquartered in McLean, Virginia, a suburb of Washington, D.C., and also has offices in several other states.

Recent Developments

On November 28, 2012, we announced that Mr. Stelljes intends to resign from his positions as our president, chief investment officer, assistant secretary and director, as well as his officer and director positions for the other publicly traded Gladstone funds, Gladstone Commercial and Gladstone Investment, to devote his efforts to creating and managing new investment vehicles for the Gladstone family of companies. No effective dates for his resignations have been determined, but we expect the transition to commence in the very near future. In anticipation of Mr. Stelljes’ resignation as president of Gladstone Capital, we have begun a search for his replacement.

Mr. Stelljes will continue to perform his duties as an officer and director of the Adviser.

THE OFFERING

We may offer, from time to time, up to $300,000,000 of our Securities, on terms to be determined at the time of the offering. Our Securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements. In the case of an offering of our common stock and warrants or rights to acquire such common stock hereunder in any offering, the offering price per share, exclusive of any underwriting commission or discount, will not be less than the NAV per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit. If we were to sell shares of our common stock below our then current NAV per share, such sales would result in an immediate dilution to the NAV per share. This dilution would occur as a result of the sale of shares at a price below the then current NAV per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

Set forth below is additional information regarding the offering of our Securities:

Common Stock Trading Symbol (NASDAQ)	GLAD

7.125% Series 2016 Term Preferred Stock Trading Symbol (NASDAQ)	GLADP

Use of Proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our Securities first to pay down existing short-term debt, then to make investments in small and mid-sized companies in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. See “Use of Proceeds.”

Dividends and Distributions	We have paid monthly distributions to the holders of our common stock since October 2003 (and prior to that quarterly distributions since January 2002) and generally intend to continue to do so. We made our first distribution on our term preferred stock in December of 2011 and have made monthly distributions thereafter. The amount of monthly distributions on our common stock is determined by our Board of Directors on a quarterly basis and is based on our estimate of our annual investment company taxable income and net short-term taxable capital gains, if any. See “Price Range of Common Stock and Distributions.” Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of securities we might offer will likely pay distributions in accordance with their terms.

Taxation	We intend to continue to elect to be treated for federal income tax purposes as a RIC. So long as we continue to qualify, we generally will pay no corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Material U.S. Federal Income Tax Considerations.”

Trading at a Discount	Common shares of closed-end investment companies frequently trade at a discount to their NAV. The possibility that our common shares may trade at a discount to our NAV is separate and distinct from the risk that our NAV per common share may decline. We cannot predict whether our common shares will trade above, at or below NAV, although during the past three years, our common stock has often traded, and at times significantly, below NAV.

Certain Anti-Takeover Provisions	Our Board of Directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain provisions of Maryland law and other measures we have adopted. See “Certain Provisions of Maryland Law and of Our Articles of Incorporation and Bylaws.”

Dividend Reinvestment Plan	We have a dividend reinvestment plan for our common stockholders. This is an “opt in” dividend reinvestment plan, meaning that stockholders may elect to have their cash dividends automatically reinvested in additional shares of our common stock. Stockholders who do not so elect will receive their dividends in cash. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Management Arrangements	Gladstone Management Corporation serves as the investment adviser, and Gladstone Administration, LLC serves as the Administrator. For a description of the Adviser, the Administrator, the Gladstone Companies and the contractual arrangements with these companies, see “Management — Certain Transactions — Investment Advisory and Management Agreement,” “Management — Certain Transactions — Administration Agreement” and “Management — Certain Transactions — Loan Servicing Agreement.”

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Gladstone Capital,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Gladstone Capital. The following annualized percentages were calculated based on actual expenses incurred in the quarter ended September 30, 2012 and average net assets for the quarter ended September 30, 2012.

Stockholder Transaction Expenses:
Sales load or other commission (as a percentage of offering price)(1)	—%
Offering expenses (as a percentage of offering price)(1)	—%
Dividend reinvestment plan expenses(2)	None
Total stockholder transaction expenses (1)	—%
Annual expenses (as a percentage of net assets attributable to common stock:
Management fees(3)	3.20%
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)(4)	2.41%
Interest payments on borrowed funds(5)	2.60%

Dividend expense on mandatorily redeemable preferred stock (6)	1.67%
Other expenses(7)	1.97%
Total annual expenses(3)(7)	11.85%

(1)	The amounts set forth in the table above do not reflect the impact of any sales load, sales commission or other offering expenses borne by Gladstone Capital and its stockholders. The prospectus supplement relating to an offering of securities pursuant to this prospectus will disclose the estimated offering price and the estimated offering expenses and total stockholder transaction expenses borne by Gladstone Capital and its stockholders as a percentage of the offering price. In the event that securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will also disclose the applicable sales load.

(2)	The expenses of the reinvestment plan are included in stock record expenses, a component of “other expenses.” We do not have a cash purchase plan. The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See “Dividend Reinvestment Plan” for information on the dividend reinvestment plan.
(3)	Our annual base management fee is 2.0% (0.5% quarterly) of our average gross assets, which are defined as total assets of Gladstone Capital, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. For the three months ended September 30, 2012, the Adviser voluntarily agreed to waive the annual base management fee of 2.0% to 0.5% for those senior syndicated loan participations that we purchase using borrowings from our credit facility. Although there can be no guarantee that the Adviser will continue to waive any portion of the fees due under the amended and restated investment advisory agreement (“Advisory Agreement”), on an annual basis after giving effect to this waiver, the estimated management fees as a percentage of net assets attributable to common stock were 3.03% and the total estimated annual expenses as a percentage of net assets attributable to common stock were 11.67%. See “Management — Certain Transactions — Investment Advisory and Management Agreement.”
(4)	The incentive fee consists of two parts: an income-based fee and a capital gains-based fee. The income-based fee is payable quarterly in arrears, and equals 20.0% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7.0% annualized) hurdle rate of our net assets, subject to a “catch-up” provision measured as of the end of each calendar quarter. The “catch-up” provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125.0% of the quarterly hurdle rate (or 2.1875%) in any calendar quarter (8.75% annualized). The catch-up provision is meant to provide the Adviser with 20.0% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125.0% of the quarterly hurdle rate in any calendar quarter (8.75% annualized). The income-based incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. Our pre-incentive fee net investment income used to calculate this part of the income-based incentive fee is also included in the amount of our gross assets used to calculate the 2.0% base management fee (see footnote 2 above). The capital gains-based incentive fee equals 20.0% of our net realized capital gains since our inception, if any, computed net of all realized capital losses and unrealized capital depreciation since our inception, less any prior payments, and is payable at the end of each fiscal year. We have not recorded any capital gains-based incentive fee from our inception through September 30, 2012.

From time to time, the Adviser has voluntarily agreed to waive a portion of the incentive fees, to the extent net investment income did not cover 100% of the distributions to common stockholders during the period, although no waiver was necessary for such purpose, or granted, for the quarter ended September 30, 2012. There can be no guarantee that the Adviser will continue to waive any portion of the fees under the Advisory Agreement in the future.

Examples of how the incentive fee would be calculated are as follows:

•	Assuming pre-incentive fee net investment income of 0.55%, there would be no income-based incentive fee because such income would not exceed the hurdle rate of 1.75%.

•	Assuming pre-incentive fee net investment income of 2.00%, the income-based incentive fee would be as follows:

= 100% × (2.00% - 1.75%)

= 0.25%

•	Assuming pre-incentive fee net investment income of 2.30%, the income-based incentive fee would be as follows:

= (100% × (“catch-up”: 2.1875% - 1.75%)) + (20% × (2.30% - 2.1875%))

= (100% × 0.4375%) + (20% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

•	Assuming net realized capital gains of 6% and realized capital losses and unrealized capital depreciation of 1%, the capital gains-based incentive fee would be as follows:

= 20% × (6% - 1%)

= 20% × 5%

= 1%

For a more detailed discussion of the calculation of the two-part incentive fee, see “Management — Certain Transactions — Investment Advisory and Management Agreement.”

(5)	Includes deferred financing costs. We renewed our revolving credit facility for a three year period, effective January 19, 2012, under which our borrowing capacity is $137.0 million. We have drawn down on this credit facility and we expect to borrow additional funds in the future up to an amount so that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of our senior securities. Assuming that we borrowed $137.0 million at an interest rate of 5.25% plus an additional fee related to borrowings of 0.45%, for an aggregate rate of 5.70%, interest payments and amortization of deferred financing costs on borrowed funds would have been 4.14% of our average net assets for the quarter ended September 30, 2012.
(6)	In November 2011, we completed a public offering of 7.125% Series 2016 Term Preferred Stock, par value $0.001 per share, at a public offering price of $25.00 per share. In the offering, we issued approximately 1.5 million shares of 7.125% Series 2016 Term Preferred Stock. Dividend expense includes the amounts paid to preferred stockholders during the three months ended September 30, 2012. Also included in this line item is the amortization of the offering costs related to our term preferred stock offering. See “Management Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Series 2016 Term Preferred Stock” for additional information.
(7)	Includes our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement. See “Management — Certain Transactions — Administration Agreement.”

Examples

The following examples demonstrate the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Securities. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. The amounts set forth below do not reflect the impact of sales load or offering expenses to be borne by Gladstone Capital or its stockholders. In the prospectus supplement relating to an offering of securities pursuant to this prospectus, the examples below will be restated to reflect the impact of the estimated offering expenses borne by Gladstone Capital and its stockholders and, in the event that securities to which this prospectus relates are sold to or through underwriters, the impact of the applicable sales load. The examples below and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, incentive fees, if any, and other expenses) may be greater or less than those shown.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment:
assuming a 5% annual return consisting entirely of ordinary income(1)(2)	$124	$346	$536	$900
assuming a 5% annual return consisting entirely of capital gains(2)(3)	$133	$367	$564	$929

(1)	While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Additionally, we have assumed that the entire amount of such 5% annual return would constitute ordinary income as we have not historically realized positive capital gains (computed net of all realized capital losses) on our investments. For purposes of this example, we have assumed that the entire amount of such 5% annual return would constitute ordinary income as we have not historically realized positive capital gains (computed net of all realized capital losses) on our investments. Because the assumed 5% annual return is significantly below the hurdle rate of 7% (annualized) that we must achieve under the investment advisory and management agreement to trigger the payment of an income-based incentive fee, we have assumed, for purposes of this example, that no income-based incentive fee would be payable if we realized a 5% annual return on our investments.
(2)	While the example assumes reinvestment of all dividends and distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the average cost of shares of our common stock purchased in the open market in the period beginning on or before the payment date of the distribution and ending when the plan agent has expended for such purchases all of the cash that would have been otherwise payable to participants. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.
(3)	While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. For purposes of this example, we have assumed that the entire amount of such 5% annual return would constitute capital gains.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, incentive fees, if any, and other expenses) may be greater or less than those shown.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, which we refer to as the Securities Act, with respect to the Securities offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement or exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the registration statement, including the amendments, exhibits and schedules thereto.

We also file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. Such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information about the operation of the public reference facilities may be obtained by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s website is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Our common stock is listed on the NASDAQ and our corporate website is located at www.gladstonecapital.com. The information contained on, or accessible through, our website is not a part of this prospectus.

We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.

We also furnish to our stockholders annual reports, which include annual financial information that has been examined and reported on, with an opinion expressed, by our independent registered public accounting firm. See “Experts.”

RISK FACTORS

You should carefully consider the risks described below and all other information provided and incorporated by reference in this prospectus (or any prospectus supplement) before making a decision to purchase our Securities. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance. If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, the trading price of our Securities could decline, and you may lose all or part of your investment.

Risks Related to the Economy

The uncertainty surrounding the strength of the U.S. economic recovery and the capital markets volatility in general increases the possibility of adverse effects on our financial position and results of operations. Continued economic adversity could impair our portfolio companies’ financial positions and operating results, affect the industries in which we invest, and reduce our volume of new investment activity, thereby possibly harming our operating results. Continued adversity in the capital markets could impact our ability to raise capital and reduce our volume of new investments.

The U.S. is continuing to recover from the recession that largely began in late 2007. While economic conditions generally appear to be improving, we remain cautious about a long-term economic recovery. The recession in general, and the disruptions in the capital markets in particular, have impacted our liquidity options and increased our cost of debt and equity capital. As a result, we do not know if adverse conditions will again intensify, and we are unable to gauge the full extent to which the disruptions will continue to affect us. The longer these uncertain conditions persist, the greater the probability that these factors could continue to increase our costs of, and significantly limit our access to, debt and equity capital and, thus, have an adverse effect on our operations and financial results. Many of our portfolio companies and the prospective companies in which we may invest are also susceptible to these unstable economic conditions, which may affect the ability of one or more of our portfolio companies to repay our loans or engage in a liquidity event, such as a sale, recapitalization or initial public offering. These unstable economic conditions could also disproportionately impact some of the industries in which we invest, causing us to be more vulnerable to losses in our portfolio, which could cause the number of non-performing assets to increase and the fair value of our portfolio to decrease. The unstable economic conditions may also decrease the value of collateral securing some of our loans as well as the value of our equity investments, which would decrease our ability to borrow under our line of credit or raise equity capital, thereby further reducing our ability to make new investments.

In November 2011, we completed an offering of 1.5 million shares of 7.125% Series 2016 Term Preferred Stock (“Term Preferred Stock”); however, there can be no assurance that we will be able to raise additional equity capital in the near future. See “Management Discussion and Analysis of Financial Condition and Results of Operation – Liquidity and Capital Resources – Equity” for additional information on our Term Preferred Stock issuance.

The unstable economic conditions have affected the availability of credit generally. We do not know when market conditions will stabilize, if adverse conditions will intensify or the full extent to which the disruptions will continue to affect us. Also, it is possible that persistent instability of the financial markets could have other unforeseen material effects on our business.

The downgrade of the United States credit rating and the ongoing economic crisis in Europe could negatively impact our liquidity, financial condition and earnings.

Recent U.S. debt ceiling and budget deficit concerns, together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns. Although U.S. lawmakers passed legislation to raise the federal debt ceiling, Standard & Poor’s Ratings Services lowered its long-term sovereign credit rating on the U.S. from “AAA” to “AA+” in August 2011. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating, or its perceived creditworthiness, and the impact of the current crisis in Europe with respect to the ability of certain European Union countries to continue to service their sovereign debt obligations is inherently unpredictable and could adversely affect the U.S. and global financial markets and economic conditions. There can be no assurance that governmental or other measures to aid economic recovery will be effective. These developments, and the government’s credit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations.

We may experience fluctuations in our quarterly and annual results based on the impact of inflation in the United States.

The majority of our portfolio companies are in industries that are directly impacted by inflation, such as consumer goods and services and manufacturing. Our portfolio companies may not be able to pass on to customers increases in their costs of operations which could greatly affect their operating results, impacting their ability to repay our loans. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future unrealized losses and therefore reduce our net assets resulting from operations.

Risks Related to Our External Management

We are dependent upon our key management personnel and the key management personnel of the Adviser, particularly David Gladstone, George Stelljes III and Terry Lee Brubaker, and on the continued operations of the Adviser, for our future success.

We have no employees. Our chief executive officer, president and chief investment officer, chief operating officer, chief financial officer and treasurer, and the employees of the Adviser, do not spend all of their time managing our activities and our investment portfolio. We are particularly dependent upon David Gladstone, Terry Lee Brubaker and, until his resignation becomes effective, George Stelljes III in this regard. Our executive officers and the employees of the Adviser allocate some, and in some cases a material portion, of their time to businesses and activities that are not related to our business. We have no separate facilities and are completely reliant on the Adviser, which has significant discretion as to the implementation and execution of our business strategies and risk management practices. We are subject to the risk of discontinuation of the Adviser’s operations or termination of the Advisory Agreement and the risk that, upon such event, no suitable replacement will be found. We believe that our success depends to a significant extent upon the Adviser and that discontinuation of its operations could have a material adverse effect on our ability to achieve our investment objectives.

Our search for a new president and chief investment officer could cause disruption in our business and may not be successful.

On November 28, 2012, we announced that Mr. Stelljes intends to resign from his positions as our president, chief investment officer and director to devote his efforts to creating and managing new investment vehicles for the Gladstone family of companies. Although no effective date for Mr. Stelljes’ resignation has been determined, we expect the transition to commence in the very near future. Accordingly, we have begun a search for his replacement.

Because we have only recently begun the search for a replacement for Mr. Stelljes, it is unclear how long it will take to identify and recruit a replacement. Additionally, there can be no guarantee that our efforts to recruit a replacement for Mr. Stelljes will be successful, or that the transition to a new president and chief investment officer will be smooth or successful. Leadership transitions can be inherently difficult to manage and may cause uncertainty or a disruption to our business or may increase the likelihood of turnover among our officers or the employees of our Adviser or Administrator, which could adversely affect our business, results of operations and financial condition.

Our incentive fee may induce the Adviser to make certain investments, including speculative investments.

The management compensation structure that has been implemented under the Advisory Agreement may cause the Adviser to invest in high-risk investments or take other risks. In addition to its management fee, the Adviser is entitled under the Advisory Agreement to receive incentive compensation based in part upon our achievement of specified levels of income. In evaluating investments and other management strategies, the opportunity to earn incentive compensation based on net income may lead the Adviser to place undue emphasis on the maximization of net income at the expense of other criteria, such as preservation of capital, maintaining sufficient liquidity, or management of credit risk or market risk, in order to achieve higher incentive compensation. Investments with higher yield potential are generally riskier or more speculative. This could result in increased risk to the value of our investment portfolio.

We may be obligated to pay the Adviser incentive compensation even if we incur a loss.

The Advisory Agreement entitles the Adviser to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter. When calculating our incentive compensation, our pre-incentive fee net investment income excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. For additional information on incentive compensation under the Advisory Agreement with the Adviser, see “Business — Investment Advisory and Management Agreements.”

The Adviser’s failure to identify and invest in securities that meet our investment criteria or perform its responsibilities under the Advisory Agreement may adversely affect our ability for future growth.

Our ability to achieve our investment objectives will depend on our ability to grow, which in turn will depend on the Adviser’s ability to identify and invest in securities that meet our investment criteria. Accomplishing this result on a cost-effective basis will be largely a function of the Adviser’s structuring of the investment process, its ability to provide competent and efficient services to us, and our access to financing on acceptable terms. The senior management team of the Adviser has substantial responsibilities under the Advisory Agreement. In order to grow, the Adviser will need to hire, train, supervise, and manage new employees successfully. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition, and results of operations.

There are significant potential conflicts of interest which could impact our investment returns.

Our executive officers and directors, and the officers and directors of the Adviser, serve or may serve as officers, directors, or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Gladstone, our chairman and chief executive officer, is the chairman of the board and chief executive officer of the Adviser, Gladstone Investment and Gladstone Commercial and the chairman, chief executive officer, president and sole stockholder of Gladstone Land. In addition, Mr. Brubaker, our vice chairman and chief operating officer, is the vice chairman and chief operating officer of the Adviser and Gladstone Land and co-vice chairman and chief operating officer of Gladstone Investment and Gladstone Commercial, Mr. Stelljes, our president and chief investment officer, is also the president and chief investment officer of the Adviser, and co-vice chairman and chief investment officer of Gladstone Investment and Gladstone Commercial. Moreover, the Adviser may establish or sponsor other investment vehicles which from time to time may have potentially overlapping investment objectives with ours and accordingly may invest in, whether principally or secondarily, asset classes we target. While the Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, the Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the Gladstone affiliate with the investment strategy that most closely fits the investment opportunity. Nevertheless, the management of the Adviser may face conflicts in the allocation of investment opportunities to other entities managed by the Adviser. As a result, it is possible that we may not be given the opportunity to participate in certain investments made by other funds managed by the Adviser. On October 10, 2012, our Board of Directors approved a revision of our investment objectives and strategies, which went into effect on January 1, 2013, which may enhance the potential for conflicts in the allocation of investment opportunities to us and other entities managed by the Adviser.

In certain circumstances, we may make investments in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and, where required, to the prior approval of our Board of Directors. As of September 30, 2012, our Board of Directors has approved the following types of co-investment transactions:

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Our affiliate, Gladstone Commercial, may, under certain circumstances, lease property to portfolio companies that we do not control. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours.

•	We may invest simultaneously with our affiliate Gladstone Investment in senior syndicated loans whereby neither we nor any affiliate has the ability to dictate the terms of the loans.

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Additionally, pursuant to an exemptive order granted by the SEC in July 2012, under certain circumstances, we may co-invest with Gladstone Investment and any future BDC or closed-end management investment company that is advised by the Adviser (or sub-advised by the Adviser if it controls the fund) or any combination of the foregoing subject to the conditions included therein.

Certain of our officers, who are also officers of the Adviser, may from time to time serve as directors of certain of our portfolio companies. If an officer serves in such capacity with one of our portfolio companies, such officer will owe fiduciary duties to all stockholders of the portfolio company, which duties may from time to time conflict with the interests of our stockholders.

In the course of our investing activities, we will pay management and incentive fees to the Adviser and will reimburse the Administrator for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through our investors themselves making direct investments. As a result of this arrangement, there may be times when the management team of the Adviser has interests that differ from those of our stockholders, giving rise to a conflict. In addition, as a BDC, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. Although, neither we nor the Adviser currently receives fees in connection with managerial assistance, the Adviser and Gladstone Securities have, at various times, provided other services to certain of our portfolio companies and received fees for these other services.

The Adviser is not obligated to provide a waiver of the base management fee, which could negatively impact our earnings and our ability to maintain our current level of distributions to our common stockholders.

The Advisory Agreement provides for a base management fee based on our gross assets. Since our 2007 fiscal year, our Board of Directors has accepted on a quarterly basis voluntary, unconditional and irrevocable waivers to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5% to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations, and any waived fees may not be recouped by the Adviser in the future. However, the Adviser is not required to issue these or other waivers of fees under the Advisory Agreement, and to the extent our investment portfolio grows in the future, we expect these fees will increase. If the Adviser does not issue these waivers in future quarters, it could negatively impact our earnings and may compromise our ability to maintain our current level of distributions to our common stockholders, which could have a material adverse impact on the price of our common stock.

Our business model is dependent upon developing and sustaining strong referral relationships with investment bankers, business brokers and other intermediaries.

We are dependent upon informal relationships with investment bankers, business brokers and traditional lending institutions to provide us with deal flow. If we fail to maintain our relationship with such funds or institutions, or if we fail to establish strong referral relationships with other funds, we will not be able to grow our portfolio of loans and fully execute our business plan.

Risks Related to Our External Financing

In addition to regulatory limitations on our ability to raise capital, our credit facility contains various covenants which, if not complied with, could accelerate our repayment obligations under the facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.

We will have a continuing need for capital to finance our loans. As of September 30, 2012, we had $58.8 million in borrowings outstanding under our fourth amended and restated credit agreement, which provides for maximum borrowings of $137 million (the “Credit Facility”). Our Credit Facility permits us to fund additional loans and investments as long as we are within the conditions set forth in the credit agreement. Pursuant to the terms of our Credit Facility, we are subject to certain limitations on the type of loan investments we make, including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life and lien property. The credit agreement also requires us to comply with other financial and operational covenants, which require us to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum net worth and a minimum number of obligors required in the borrowing base of the credit agreement. As of September 30, 2012, we were in compliance with these covenants; however, our continued compliance depends on many factors, some of which are beyond our control. Current market conditions have forced us to write down the value of a portion of our assets, as required by the 1940 Act and fair value accounting rules. These are not realized losses, but constitute adjustments in asset values for purposes of financial reporting and for collateral value for our Credit Facility. As assets are marked down in value, the amount we can borrow on our Credit Facility decreases. As of September 30, 2012, our net assets were $188.6 million, down from $213.7 million as of September 30, 2011, primarily a result of unrealized depreciation over the preceding twelve months.

Additionally, under our Credit Facility, we are required to maintain a minimum net worth (which includes the value of our Term Preferred Stock) of $190.0 million plus 50.0% of all equity and subordinated debt raised after January 19, 2012. At September 30, 2012, we had a minimum net worth of $227.1 million. Given the continued uncertainty in the capital markets, the cumulative unrealized depreciation in our portfolio may increase in future periods and threaten our ability to comply with the minimum net worth covenant and other covenants under our Credit Facility. Additionally, under our Credit Facility, if any two of Messrs. Gladstone, Brubaker and Stelljes cease to serve as our executive officers the Credit Facility would terminate. In light of Mr. Stelljes’ recent decision to resign as our president and chief investment officer, we will be at increased risk of triggering this provision, unless and until we are able to amend our Credit Facility to revise this provision. There can be no guarantee that our lenders will agree to modify this provision on terms that we find acceptable or at all. Under our Credit Facility, we are also required to maintain our status as a BDC under the 1940 Act and as a RIC under the Code. There are no assurances that we will continue to comply with these covenants. Our failure to satisfy these covenants could result in foreclosure by our lenders, which would accelerate our repayment obligations under the facility and thereby have a material adverse effect on our business, liquidity, financial condition, results of operations and ability to pay distributions to our stockholders.

Any inability to renew, extend or replace our line of credit on terms favorable to us, or at all, could adversely impact our liquidity and ability to fund new investments or maintain distributions to our stockholders.

Under certain circumstances, our Credit Facility may be expanded to a maximum of $237.0 million through the addition of other committed lenders to the facility. If additional lenders are unwilling to join the facility on its terms, we will be unable to expand the facility and may have limited availability to finance new investments under our Credit Facility in the future. If not renewed or extended by January 19, 2015 (the “Maturity Date”), all principal and interest will be due and payable on or before January 19, 2016 (one year after the Maturity Date). There can be no guarantee that we will be able to renew, extend or replace the Credit Facility upon its maturity in 2015 on terms that are favorable to us, if at all. Our ability to expand the Credit Facility, and to obtain replacement financing at the time of its maturity, will be constrained by then-current economic conditions affecting the credit markets. In the event that we are not able to expand the Credit Facility, or to renew, extend or refinance the Credit Facility at the time of its maturity, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a RIC under the Code.

If we are unable to secure replacement financing, we may be forced to sell certain assets on disadvantageous terms, which may result in realized losses, and such realized losses could materially exceed the amount of any unrealized depreciation on these assets as of our most recent balance sheet date, which would have a material adverse effect on our results of operations. Such circumstances would also increase the likelihood that we would be required to redeem some or all of our outstanding Term Preferred Stock, which would potentially require us to sell more assets. In addition to selling assets, or as an alternative, we may issue equity in order to repay amounts outstanding under our Credit Facility. Based on the recent trading prices of our stock, such an equity offering may have a substantial dilutive impact on our existing stockholders’ interest in our earnings, assets and voting percentage. If we are able to renew, extend or refinance our Credit Facility prior to maturity, any renewal, extension or refinancing of the Credit Facility may potentially result in significantly higher interest rates and related charges and may impose significant restrictions on the use of borrowed funds to fund investments or maintain distributions to stockholders.

Our business plan is dependent upon external financing, which is constrained by the limitations of the 1940 Act.

Although we completed an offering of Term Preferred Stock in November 2011, there can be no assurance that we will be able to raise capital through issuing equity in the near future. Our business requires a substantial amount of cash to operate and grow. We may acquire such additional capital from the following sources:

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Senior Securities. We may issue debt securities, other evidences of indebtedness (including borrowings under our Credit Facility), senior securities representing indebtedness and senior securities that are stock up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us, as a BDC, to issue senior securities representing indebtedness and senior securities which are stock (such as our Term Preferred Stock), which we refer to collectively as Senior Securities, in amounts such that our asset coverage, as defined in Section 18(h) of the 1940 Act, is at least 200% immediately after each issuance of Senior Securities. As a result of incurring indebtedness (in whatever form), we will be exposed to the risks associated with leverage. Although borrowing money for investments increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a greater impact on the value of our common stock to the extent that we have borrowed money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds. In addition, our ability to pay distributions, issue Senior Securities or repurchase shares of our common stock would be restricted if the asset coverage on our Senior Securities is not at least 200%. If the aggregate value of our assets declines, we might be unable to satisfy that 200% requirement. To satisfy the 200% asset coverage requirement in the event that we are seeking to pay a distribution, we might either have to (i) liquidate a portion of our loan portfolio to repay a portion of our indebtedness or (ii) issue common stock. This may occur at a time when a sale of a portfolio asset may be disadvantageous, or when we have limited access to capital markets on agreeable terms. In addition, any amounts that we use to service our indebtedness or for offering expenses will not be available for distributions to stockholders. Furthermore, if we have to issue common stock at below net asset value (“NAV”) per common share, any non-participating shareholders will be subject to dilution, as described below. Pursuant to Section 61(a)(2) of the 1940 Act, we are permitted, under specified conditions, to issue multiple classes of senior securities representing indebtedness. However, pursuant to Section 18(c) of the 1940 Act, we are permitted to issue only one class of senior securities that is stock.

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Common and Convertible Preferred Stock. Because we are constrained in our ability to issue debt or senior securities for the reasons given above, we are dependent on the issuance of equity as a financing source. If we raise additional funds by issuing more common stock, the percentage ownership of our stockholders at the time of the issuance would decrease and our common stock may experience dilution. In addition, under the 1940 Act, we will generally not be able to issue additional shares of our common stock at a price below NAV per common share to purchasers, other than to our existing stockholders through a rights offering, without first obtaining the approval of our stockholders and our independent directors. If we were to sell shares of our common stock below our then current NAV per common share, such sales would result in an immediate dilution to the NAV per common share. This dilution would occur as a result of the sale of shares at a price below the then current NAV per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting percentage than the increase in our assets resulting from such issuance. For example, if we issue and sell an additional 10% of our common stock at a 5% discount from NAV, a stockholder who does not participate in that offering for its proportionate interest will suffer NAV dilution of up to 0.5% or $5 per $1,000 of NAV. This imposes constraints on our ability to raise capital when our common stock is trading at below NAV per common share, as it generally has for the last year. As noted above, the 1940 Act prohibits the issuance of multiple classes of senior securities that are stock. As a result, we would be prohibited from issuing convertible preferred stock to the extent that such a security was deemed to be a separate class of stock from our outstanding Term Preferred Stock.

We finance our investments with borrowed money and capital from the issuance of Senior Securities, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns on our portfolio, net of expenses. The calculations in the table below are hypothetical, and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	(10)%	(5)%	0%	5%	10%
Corresponding return to common stockholder(1)	(17.8)%	(10.0)%	(2.3)%	5.5%	13.3%

(1)

The hypothetical return to common stockholders is calculated by multiplying our total assets as of September 30, 2012 by the assumed rates of return and subtracting all interest accrued on our debt and dividends accrued on our Term Preferred Stock for the quarter ended September 30, 2012; and then dividing the resulting difference by our total assets attributable to common stock. Based on $293.4 million in total assets, $58.8 million in debt, $38.5 million in aggregate liquidation preference of Term Preferred Stock, and $188.6 million in net assets, each as of September 30, 2012.

Based on an outstanding indebtedness of $58.8 million as of September 30, 2012, the effective annual interest rate of 6.7% as of that date, and aggregate liquidation preference of our Term Preferred Stock of $38.5 million, our investment portfolio at fair value would have had to produce an annual return of approximately 2.3% to cover annual interest payments on the outstanding debt and dividends on our Term Preferred Stock.

A change in interest rates may adversely affect our profitability.

We anticipate using a combination of equity and long-term and short-term borrowings to finance our investment activities. As a result, a portion of our income will depend upon the difference between the rate at which we borrow funds and the rate at which we loan these funds. Higher interest rates on our borrowings will decrease the overall return on our portfolio.

We ultimately expect approximately 90% of the loans in our portfolio to be at variable rates determined on the basis of the LIBOR and approximately 10% to be at fixed rates, although we reassess the target mix of fixed and variable rate investments on a periodic basis. As of September 30, 2012, our portfolio had approximately 88.4% of the total loan cost value at variable rates with floors, approximately 5.0% of the total of the loan cost value at variable rates without a floor or ceiling and approximately 6.6% of the total loan portfolio cost basis at fixed rates. From time to time, we may enter into hedging instruments to help insulate us against adverse fluctuations in interest rates, however, during the years ended September 30, 2012 and 2011, we did not enter into any such instruments.

Risks Related to Our Investments

We operate in a highly competitive market for investment opportunities.

A large number of entities compete with us and make the types of investments that we seek to make in small and mid-sized companies. We compete with public and private buyout funds, commercial and investment banks, commercial financing companies, and, to the extent that they provide an alternative form of financing, hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which would allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. The competitive pressures we face could have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective. We do not seek to compete based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms, and structure. However, if we match our competitors’ pricing, terms, and structure, we may experience decreased net interest income and increased risk of credit loss.

Our investments in small and medium-sized portfolio companies are extremely risky and could cause you to lose all or a part of your investment.

Investments in small and medium-sized portfolio companies are subject to a number of significant risks including the following:

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Small and medium-sized businesses are likely to have greater exposure to economic downturns than larger businesses. Our portfolio companies may have fewer resources than larger businesses, and thus the recent recession, and any further economic downturns or recessions, are more likely to have a material adverse effect on them. If one of our portfolio companies is adversely impacted by a recession, its ability to repay our loan or engage in a liquidity event, such as a sale, recapitalization or initial public offering would be diminished.

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Small and medium-sized businesses may have limited financial resources and may not be able to repay the loans we make to them. Our strategy includes providing financing to portfolio companies that typically do not have readily available access to financing. While we believe that this provides an attractive opportunity for us to generate profits, this may make it difficult for the portfolio companies to repay their loans to us upon maturity. A borrower’s ability to repay its loan may be adversely affected by numerous factors, including the failure to meet its business plan, a downturn in its industry, or negative economic conditions. A deterioration in a borrower’s financial condition and prospects usually will be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guaranties we may have obtained from the borrower’s management. As of September 30, 2012, six portfolio companies were either fully or partially on non-accrual status with an aggregate debt cost basis of approximately $61.1 million, or 17.3% of the cost basis of all debt investments in our portfolio. While we are working with the portfolio companies to improve their profitability and cash flows, there can be no assurance that our efforts will prove successful. Although we will sometimes seek to be the senior, secured lender to a borrower, in most of our loans we expect to be subordinated to a senior lender, and our interest in any collateral would, accordingly, likely be subordinate to another lender’s security interest.

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Small and medium-sized businesses typically have narrower product lines and smaller market shares than large businesses. Because our target portfolio companies are smaller businesses, they will tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. In addition, our portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities and a larger number of qualified managerial, and technical personnel.

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There is generally little or no publicly available information about these businesses. Because we seek to invest in privately owned businesses, there is generally little or no publicly available operating and financial information about our potential portfolio companies. As a result, we rely on our officers, the Adviser and its employees, Gladstone Securities and consultants to perform due diligence investigations of these portfolio companies, their operations, and their prospects. We may not learn all of the material information we need to know regarding these businesses through our investigations.

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Small and medium-sized businesses generally have less predictable operating results. We expect that our portfolio companies may have significant variations in their operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position, or may be adversely affected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow, and other coverage tests typically imposed by their senior lenders. A borrower’s failure to satisfy financial or operating covenants imposed by senior lenders could lead to defaults and, potentially, foreclosure on its senior credit facility, which could additionally trigger cross-defaults in other agreements. If this were to occur, it is possible that the borrower’s ability to repay our loan would be jeopardized.

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Small and medium-sized businesses are more likely to be dependent on one or two persons. Typically, the success of a small or medium-sized business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability, or resignation of one or more of these persons could have a material adverse impact on our borrower and, in turn, on us.

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Small and medium-sized businesses may have limited operating histories. While we intend to target stable companies with proven track records, we may make loans to new companies that meet our other investment criteria. Portfolio companies with limited operating histories will be exposed to all of the operating risks that new businesses face and may be particularly susceptible to, among other risks, market downturns, competitive pressures and the departure of key executive officers.

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Debt securities of small and medium-sized private companies typically are not rated by a credit rating agency. Typically a small or medium-sized private business cannot or will not expend the resources to have their debt securities rated by a credit rating agency. We expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be at rates below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered high risk as compared to investment-grade debt instruments.

Because the loans we make and equity securities we receive when we make loans are not publicly-traded, there is uncertainty regarding the value of our privately held securities that could adversely affect our determination of our net asset value.

Our portfolio investments are, and we expect will continue to be, in the form of securities that are not publicly-traded. The fair value of securities and other investments that are not publicly-traded may not be readily determinable. Our Board of Directors has established an investment valuation policy and consistently applied valuation procedures used to determine the fair value of these securities quarterly. These procedures for the determination of value of many of our debt securities rely on the opinions of value submitted to us by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”) or the use of internally developed discounted cash flow (“DCF”) methodologies or indicative bid prices (“IBP”) offered by the respective originating syndication agent’s trading desk, or secondary desk, specifically for our syndicated loans, or internal methodologies based on the total enterprise value (“TEV”) of the issuer used for certain of our equity investments. SPSE will only evaluate the debt portion of our investments for which we specifically request evaluation, and SPSE may decline to make requested evaluations for any reason in its sole discretion. However, to date, SPSE has accepted each of our requests for evaluation.

Our use of these fair value methods is inherently subjective and is based on estimates and assumptions of each security. In the event that we are required to sell a security, we may ultimately sell for an amount materially less than the estimated fair value calculated by SPSE, or utilizing the TEV, IBP or the DCF methodology.

Our procedures also include provisions whereby the Adviser will establish the fair value of any equity securities we may hold where SPSE or third-party agent banks are unable to provide evaluations. The types of factors that may be considered in determining the fair value of our debt and equity securities include some or all of the following:

•	the nature and realizable value of any collateral;

•	the portfolio company’s earnings and cash flows and its ability to make payments on its obligations;

•	the markets in which the portfolio company does business;

•	the comparison to publicly-traded companies; and

•	discounted cash flow and other relevant factors.

Because such valuations, particularly valuations of private securities and private companies, are not susceptible to precise determination, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ from the values that might have actually resulted had a readily available market for these securities been available.

A portion of our assets are, and will continue to be, comprised of equity securities that are valued based on internal assessment using our own valuation methods approved by our Board of Directors, without the input of SPSE or any other third-party evaluator. We believe that our equity valuation methods reflect those regularly used as standards by other professionals in our industry who value equity securities. However, determination of fair value for securities that are not publicly-traded, whether or not we use the recommendations of an independent third-party evaluator, necessarily involves the exercise of subjective judgment. Our NAV could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

The lack of liquidity of our privately held investments may adversely affect our business.

We will generally make investments in private companies whose securities are not traded in any public market. Substantially all of the investments we presently hold and the investments we expect to acquire in the future are, and will be, subject to legal and other restrictions on resale and will otherwise be less liquid than publicly-traded securities. The illiquidity of our investments may make it difficult for us to quickly obtain cash equal to the value at which we record our investments if the need arises. This could cause us to miss important investment opportunities. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may record substantial realized losses upon liquidation. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, the Adviser, or our respective officers, employees or affiliates have material non-public information regarding such portfolio company.

Due to the uncertainty inherent in valuing these securities, our determinations of fair value may differ materially from the values that could be obtained if a ready market for these securities existed. Our NAV could be materially affected if our determinations regarding the fair value of our investments are materially different from the values that we ultimately realize upon our disposal of such securities.

When we are a debt or minority equity investor in a portfolio company, which we expect will generally be the case, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

We anticipate that most of our investments will continue to be either debt or minority equity investments in our portfolio companies. Therefore, we are and will remain subject to risk that a portfolio company may make business decisions with which we disagree, and the shareholders and management of such company may take risks or otherwise act in ways that do not serve our best interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

In addition, we will generally not be in a position to control any portfolio company by investing in its debt securities. This is particularly true when we invest in syndicated loans, which are loans made by a larger group of investors whose investment objectives of the other lenders may not be completely aligned with ours. As of September 30, 2012, syndicated loans made up approximately 21.3% of our portfolio at cost, or $77.8 million. We therefore are subject to the risk that other lenders in these investments may make decisions that could decrease the value of our portfolio holdings.

We generally invest in transactions involving acquisitions, buyouts and recapitalizations of companies, which will subject us to the risks associated with change in control transactions.

Our strategy, in part, includes making debt and equity investments in companies in connection with acquisitions, buyouts and recapitalizations, which subjects us to the risks associated with change in control transactions. Change in control transactions often present a number of uncertainties. Companies undergoing change in control transactions often face challenges retaining key employees and maintaining relationships with customers and suppliers. While we hope to avoid many of these difficulties by participating in transactions where the management team is retained and by conducting thorough due diligence in advance of our decision to invest, if our portfolio companies experience one or more of these problems, we may not realize the value that we expect in connection with our investments, which would likely harm our operating results and financial condition.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in debt securities issued by our portfolio companies. In some cases portfolio companies will be permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders thereof are entitled to receive payment of interest and principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company.

Prepayments of our investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

In addition to risks associated with delays in investing our capital, we are also subject to the risk that investments we make in our portfolio companies may be repaid prior to maturity. For the year ended September 30, 2012, we received principal payments of $60.2 million, of which $47.5 million resulted from ten portfolio companies who paid off early at par. We will first use any proceeds from prepayments to repay any borrowings outstanding on our Credit Facility. In the event that funds remain after repayment of our outstanding borrowings, then we will generally reinvest these proceeds in government securities, pending their future investment in new debt and/or equity securities. These government securities will typically have substantially lower yields than the debt securities being prepaid and we could experience significant delays in reinvesting these amounts. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Higher taxation of our portfolio companies may impact our quarterly and annual operating results.

The recession’s adverse effect on federal, state, and municipality revenues may induce these government entities to raise various taxes to make up for lost revenues. Additional taxation may have an adverse affect on our portfolio companies’ earnings and reduce their ability to repay our loans to them, thus affecting our quarterly and annual operating results.

Our portfolio is concentrated in a limited number of companies and industries, which subjects us to an increased risk of significant loss if any one of these companies does not repay us or if the industries experience downturns.

As of September 30, 2012, we had investments in 50 portfolio companies, of which there were five investments that comprised approximately $91.8 million or 33.5% of our total investment portfolio, at fair value. A consequence of a concentration in a limited number of investments is that the aggregate returns we realize may be substantially adversely affected by the unfavorable performance of a small number of such investments or a substantial write-down of any one investment. Beyond our regulatory and income tax diversification requirements, we do not have fixed guidelines for industry concentration and our investments could potentially be concentrated in relatively few industries. In addition, while we do not intend to invest 25.0% or more of our total assets in a particular industry or group of industries at the time of investment, it is possible that as the values of our portfolio companies change, one industry or a group of industries may comprise in excess of 25.0% of the value of our total assets. As a result, a downturn in an industry in which we have invested a significant portion of our total assets could have a materially adverse effect on us. As of September 30, 2012, 15.4% of our total assets at fair value were invested in electronics companies, 12.0% were invested in healthcare, education and childcare companies, and 11.5% were invested in mining, steel, iron and non-precious metal companies. Therefore, we are susceptible to the economic circumstances in these industries, and a downturn in one or more of these industries could have a material adverse effect on our results of operations and financial condition.

Our investments are typically long term and will require several years to realize liquidation events.

Since we generally make five to seven year term loans and hold our loans and related warrants or other equity positions until the loans mature, you should not expect realization events, if any, to occur over the near term. In addition, we expect that any warrants or other equity positions that we receive when we make loans may require several years to appreciate in value and we cannot give any assurance that such appreciation will occur.

The disposition of our investments may result in contingent liabilities.

Currently, all of our investments involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the underlying portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we have structured some of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt investments and subordinate all, or a portion, of our claims to that of other creditors. Holders of debt instruments ranking senior to our investments typically would be entitled to receive payment in full before we receive any distributions. After repaying such senior creditors, such portfolio company may not have any remaining assets to use to repay its obligation to us. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or in instances in which we exercised control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

Portfolio company litigation could result in additional costs and the diversion of management time and resources.

In the course of providing significant managerial assistance to certain of our portfolio companies, our executive officers sometimes serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, such executive officers may be named as defendants in such litigation, which could result in additional costs and the diversion of management time and resources.

We may not realize gains from our equity investments and other yield enhancements.

When we make a subordinated loan, we may receive warrants to purchase stock issued by the borrower or other yield enhancements, such as success fees. Our goal is to ultimately dispose of these equity interests and realize gains upon our disposition of such interests. We expect that, over time, the gains we realize on these warrants and other yield enhancements will offset any losses we experience on loan defaults. However, any warrants we receive may not appreciate in value and, in fact, may decline in value and any other yield enhancements, such as success fees, may not be realized. Accordingly, we may not be able to realize gains from our equity interests or other yield enhancements and any gains we do recognize may not be sufficient to offset losses we experience on our loan portfolio.

Any unrealized depreciation we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. We will record decreases in the market values or fair values of our investments as unrealized depreciation. Since our inception, we have, at times, incurred a cumulative net unrealized depreciation of our portfolio. Any unrealized depreciation in our investment portfolio could result in realized losses in the future and ultimately in reductions of our income available for distribution to stockholders in future periods.

Risks Related to Our Regulation and Structure

We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification.

To maintain our qualification as a RIC, we must meet income source, asset diversification, and annual distribution requirements. The annual distribution requirement is satisfied if we distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis. Because we use leverage, we are subject to certain asset coverage ratio requirements under the 1940 Act and could, under certain circumstances, be restricted from making distributions necessary to qualify as a RIC. Warrants we receive with respect to debt investments will create “original issue discount,” which we must recognize as ordinary income, increasing the amounts we are required to distribute to maintain RIC status. Because such warrants will not produce distributable cash for us at the same time as we are required to make distributions in respect of the related original issue discount, we will need to use cash from other sources to satisfy such distribution requirements. The asset diversification requirements must be met at the end of each calendar quarter. If we fail to meet these tests, we may need to quickly dispose of certain investments to prevent the loss of RIC status. Since most of our investments will be illiquid, such dispositions, if even possible, may not be made at prices advantageous to us and, in fact, may result in substantial losses. If we fail to qualify as a RIC for any reason and become fully subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the actual amount distributed. Such a failure would have a material adverse effect on us and our shares. For additional information regarding asset coverage ratio and RIC requirements, see “Business—Competitive Advantages—Leverage” and “Material U.S. Federal Income Tax Considerations—Regulated Investment Company Status.”

From time to time, some of our debt investments may include success fees that would generate payments to us if the business is ultimately sold. Because the satisfaction of these success fees, and the ultimate payment of these fees, is uncertain, we do not recognize them as income until we have received payment. We sought and received approval for a change in accounting method from the IRS related to our tax treatment for success fees. As a result, we, in effect, will continue to account for the recognition of income from the success fees upon receipt, or when the amount becomes fixed. Prior to January 1, 2011, we treated the success fee amount as a capital gain for tax characterization purposes. However, beginning January 1, 2011, the success fee amounts are characterized as ordinary income for tax purposes. The approved change in accounting method does not require us to retroactively change the capital gains treatment of the success fees received prior to January 1, 2011. As a result, we will be required to distribute such amounts to our stockholders in order to maintain RIC status for success fees we receive after January 1, 2011.

Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations, or their interpretation, or any failure by us or our portfolio companies to comply with these laws or regulations may adversely affect our business. For additional information regarding the regulations to which we are subject, see “Material U.S. Federal Income Tax Considerations—Regulated Investment Company Status” and “Regulation as a Business Development Company.”

We are subject to restrictions that may discourage a change of control. Certain provisions contained in our articles of incorporation and Maryland law may prohibit or restrict a change of control and adversely impact the price of our shares.

Our Board of Directors is divided into three classes, with the term of the directors in each class expiring every third year. At each annual meeting of stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. After election, a director may only be removed by our stockholders for cause. Election of directors for staggered terms with limited rights to remove directors makes it more difficult for a hostile bidder to acquire control of us. The existence of this provision may negatively impact the price of our securities and may discourage third-party bids to acquire our securities. This provision may reduce any premiums paid to stockholders in a change in control transaction.

Certain provisions of Maryland law applicable to us prohibit business combinations with:

•	any person who beneficially owns 10% or more of the voting power of our common stock (an “interested stockholder”);

•	an affiliate of ours who at any time within the two-year period prior to the date in question was an interested stockholder; or

•	an affiliate of an interested stockholder.

These prohibitions last for five years after the most recent date on which the interested stockholder became an interested stockholder. Thereafter, any business combination with the interested stockholder must be recommended by our Board of Directors and approved by the affirmative vote of at least 80% of the votes entitled to be cast by holders of our outstanding shares of common stock and two-thirds of the votes entitled to be cast by holders of our common stock other than shares held by the interested stockholder. These requirements could have the effect of inhibiting a change in control even if a change in control were in our stockholders’ interest. These provisions of Maryland law do not apply, however, to business combinations that are approved or exempted by our Board of Directors prior to the time that someone becomes an interested stockholder.

Our articles of incorporation permit our Board of Directors to issue up to 50.0 million shares of capital stock. In addition, our Board of Directors, without any action by our stockholders, may amend our articles of incorporation from time to time to increase or decrease the aggregate number of shares or the number of shares of any class or series of stock that we have authority to issue. Our Board of Directors may classify or reclassify any unissued common stock or preferred stock and establish the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption of any such stock. Thus, our Board of Directors could authorize the issuance of preferred stock with terms and conditions that could have a priority as to distributions and amounts payable upon liquidation over the rights of the holders of our common stock, which it did in connection with our issuance of 1.5 million shares of Term Preferred Stock. Preferred stock, including our Term Preferred Stock, could also have the effect of delaying, deferring or preventing a change in control of us, including an extraordinary transaction (such as a merger, tender offer or sale of all or substantially all of our assets) that might provide a premium price for holders of our common stock.

Risks Related to an Investment in Our Common Stock and Our Preferred Stock

We may experience fluctuations in our quarterly and annual operating results.

We may experience fluctuations in our quarterly and annual operating results due to a number of factors, including, among others, variations in our investment income, the interest rates payable on the debt securities we acquire, the default rates on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the level of our expenses, the degree to which we encounter competition in our markets, and general economic conditions, including the impacts of inflation. The majority of our portfolio companies are in industries that are directly impacted by inflation, such as manufacturing and consumer goods and services. Our portfolio companies may not be able to pass on to customers increases in their costs of production which could greatly affect their operating results, impacting their ability to repay our loans. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized and unrealized losses and therefore reduce our net assets resulting from operations. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There is a risk that you may not receive distributions.

Our current intention is to distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on a quarterly basis by paying monthly distributions. We expect to retain some or all net realized long-term capital gains by first offsetting them with realized capital losses, and secondly through a “deemed distribution” to supplement our equity capital and support the growth of our portfolio, although our Board of Directors may determine in certain cases to distribute these gains to our common stockholders. In addition, our Credit Facility restricts the amount of distributions we are permitted to make. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions.

Distributions by us have included and may in the future include a return of capital.

Our Board of Directors declares monthly distributions based on estimates of taxable income for each fiscal year, which may differ, and in the past have differed, from actual results. Because our distributions are based on estimates of taxable income that may differ from actual results, future distributions payable to our stockholders may also include a return of capital. Moreover, to the extent that we distribute amounts that exceed our accumulated earnings and profits, these distributions constitute a return of capital. A return of capital represents a return of a stockholder’s original investment in shares of our stock and should not be confused with a distribution from earnings and profits. Although return of capital distributions may not be taxable, such distributions may increase an investor’s tax liability for capital gains upon the sale of our shares by reducing the investor’s tax basis for such shares. Such returns of capital reduce our asset base and also adversely impact our ability to raise debt capital as a result of the leverage restrictions under the 1940 Act, which could have a material adverse impact on our ability to make new investments.

The market price of our shares may fluctuate significantly.

The trading price of our common stock and our preferred stock may fluctuate substantially. The market price and marketability of our shares may from time to time be significantly affected by numerous factors, including many over which we have no control and that may not be directly related to us. These factors include, but are not limited to, the following:

•	general economic trends and other external factors;

•	price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

•

significant volatility in the market price and trading volume of shares of RICs, BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	loss of BDC or RIC status;

•	changes in our earnings or variations in our operating results;

•	changes in prevailing interest rates;

•	changes in the value of our portfolio of investments;

•	any shortfall in our revenue or net income or any increase in losses from levels expected by securities analysts;

•	departure of key personnel;

•	operating performance of companies comparable to us;

•	short-selling pressure with respect to our shares or BDCs generally;

•	the announcement of proposed, or completed, offerings of our securities, including a rights offering; and

•	loss of a major funding source.

Fluctuations in the trading prices of our shares may adversely affect the liquidity of the trading market for our shares and, if we seek to raise capital through future equity financings, our ability to raise such equity capital.

The issuance of subscription rights to our existing stockholders may dilute the ownership and voting powers of existing stockholders in our common stock, dilute the net asset value of their shares and have a material adverse effect on the trading price of our common stock.

There are significant capital raising constraints applicable to us under the 1940 Act when our stock is trading below its NAV per common share. In the event that we issue subscription rights to our existing stockholders, there is a significant possibility that the rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Stockholders who do not fully exercise their subscription rights should expect that they will, upon completion of the rights offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their subscription rights. In addition, because the subscription price of the rights offering is likely to be less than our most recently determined NAV per common share, our common stockholders are likely to experience an immediate dilution of the per common share NAV of their shares as a result of the offering. As a result of these factors, any future rights offerings of our common stock, or our announcement of our intention to conduct a rights offering, could have a material adverse impact on the trading price of our common stock.

Shares of closed-end investment companies frequently trade at a discount from net asset value.

Shares of closed-end investment companies frequently trade at a discount from NAV per common share. Since our inception, our common stock has at times traded above and at times below NAV per common share. During the past year, our common stock has traded consistently, and at times significantly, below NAV per common share. Subsequent to September 30, 2012, our stock has traded at discounts of up to 19.27% of our NAV per common share, which was $8.98 at September 30, 2012. This characteristic of shares of closed-end investment companies is separate and distinct from the risk that our NAV per common share will decline. As with any stock, the price of our shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Whether investors will realize gains or losses upon the sale of our shares will not depend directly upon our NAV, but will depend upon the market price of the shares at the time of sale. Since the market price of our shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond our control, we cannot predict whether the shares will trade at, below or above our net asset value. Under the 1940 Act, we are generally not able to issue additional shares of our common stock at a price below NAV per common share to purchasers other than our existing stockholders through a rights offering without first obtaining the approval of our stockholders and our independent directors. Additionally, at times when our stock is trading below its NAV per common share, our dividend yield may exceed the weighted average returns that we would expect to realize on new investments that would be made with the proceeds from the sale of such stock, making it unlikely that we would determine to issue additional shares in such circumstances. Thus, for as long as our common stock trades below NAV we will be subject to significant constraints on our ability to raise capital through the issuance of common stock. Additionally, an extended period of time in which we are unable to raise capital may restrict our ability to grow and adversely impact our ability to increase or maintain our distributions.

Common stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current NAV per share of our common stock.

At our most recent annual meeting on February 16, 2012, our stockholders approved a proposal designed to allow us to sell shares of our common stock below the then current NAV per share of our common stock in one or more offerings for a period of one year, subject to certain conditions (including, but not limited to, that the number of common shares issued and sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale). At the upcoming annual stockholders meeting scheduled for February 14, 2013, our stockholders will again be asked to vote in favor of renewing this proposal for another year. During the past year, our common stock has traded consistently, and at times significantly, below NAV. Any decision to sell shares of our common stock below the then current NAV per share of our common stock would be subject to the determination by our Board of Directors that such issuance is in our and our stockholders’ best interests.

If we were to sell shares of our common stock below NAV per common share, such sales would result in an immediate dilution to the NAV per common share. This dilution would occur as a result of the sale of shares at a price below the then current NAV per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting percentage than the increase in our assets resulting from such issuance. The greater the difference between the sale price and the NAV per common share at the time of the offering, the more significant the dilutive impact would be. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect, if any, cannot be predicted. However, if, for example, we sold an additional 10% of our common stock at a 5% discount from NAV, a stockholder who did not participate in that offering for its proportionate interest would suffer NAV dilution of up to 0.5% or $5 per $1,000 of NAV.

If we fail to pay dividends on our Term Preferred Stock for two years, the holders of our Term Preferred Stock will be entitled to elect a majority of our directors.

The terms of our Term Preferred Stock provide for annual dividends in the amount of $1.7813 per outstanding share of Term Preferred Stock. In accordance with the terms of our Term Preferred Stock, if dividends on the Term Preferred Stock are unpaid in an amount equal to at least two years of dividends, the holders of Term Preferred Stock will be entitled to elect a majority of our Board of Directors.

Our Term Preferred Stock magnifies the potential for gain or loss for holders of our common stock and the risks of investing in our common stock in the same way as our borrowings.

Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are less subject to our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

An investment in Term Preferred Stock with a fixed interest rate bears interest rate risk.

Our Term Preferred Stock, in general, pays dividends at a fixed dividend rate of 7.125% per year. Prices of fixed income investments generally vary inversely with changes in market yields. The market yields on securities comparable to the Term Preferred Stock may increase, which would likely result in a decline in the secondary market price of the Term Preferred Stock prior to the term redemption date. This risk may be even more significant in light of the low nature of the currently prevailing market interest rates.

A liquid secondary trading market for our Term Preferred Stock may not develop.

Although our Term Preferred Stock is listed for trading on the NASDAQ, such shares are thinly traded, and the market for such shares is relatively illiquid compared to the market for other types of securities, with the spread between the bid and ask prices considerably greater than the spreads of other securities with comparable terms and features.

The Term Preferred Stock is not rated.

We have not had the Term Preferred Stock rated by any rating agency. Unrated securities usually trade at a discount to similar, rated securities. As a result, there is a risk that the shares of our Term Preferred Stock may trade at a price that is lower than they might otherwise trade if they were rated by a rating agency.

The Term Preferred Stock bears a risk of early redemption by us.

We may voluntarily redeem some or all of the Term Preferred Stock on or after December 31, 2012, and we may be forced to redeem some or all of the Term Preferred Stock to meet regulatory requirements and the asset coverage requirements of such shares. Any such redemption may occur at a time that is unfavorable to holders of the Term Preferred Stock. We may have an incentive to redeem the Term Preferred Stock voluntarily before the term redemption date if market conditions allow us to issue other preferred stock or debt securities at a rate that is lower than the fixed dividend rate on the Term Preferred Stock.

Claims of holders of our Term Preferred Stock are subject to a risk of subordination relative to holders of our debt instruments.

Rights of holders of our Term Preferred Stock are subordinated to the rights of holders of our indebtedness. Therefore, dividends, distributions and other payments to holders of Term Preferred Stock in liquidation or otherwise may be subject to prior payments due to the holders of our indebtedness. In addition, under some circumstances the 1940 Act may provide debt holders with voting rights that are superior to the voting rights of holders of the Term Preferred Stock.

Holders of our Term Preferred Stock are subject to inflation risk.

Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted, or “real,” value of an investment in Term Preferred Stock or the income from that investment will be worth less in the future. As inflation occurs, the real value of the Term Preferred Stock and dividends payable on such shares declines.

Holders of our Term Preferred Stock bear reinvestment risk.

Given the five-year term and potential for early redemption of the Term Preferred Stock, holders of such shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of the Term Preferred Stock may be lower than the return previously obtained from the investment in such shares.

Holders of our Term Preferred Stock bear dividend risk.

We may be unable to pay dividends on the Term Preferred Stock under some circumstances. The terms of our indebtedness preclude the payment of dividends in respect of equity securities, including the Term Preferred Stock, under certain conditions.

There is a risk of delay in our redemption of our Term Preferred Stock, and we may fail to redeem such securities as required by their terms.

We will generally make investments in private companies whose securities are not traded in any public market. Substantially all of the investments we presently hold and the investments we expect to acquire in the future are, and will be, subject to legal and other restrictions on resale and will otherwise be less liquid than publicly-traded securities. The illiquidity of our investments may make it difficult for us to obtain cash equal to the value at which we record our investments quickly if a need arises. If we are unable to obtain sufficient liquidity prior to the term redemption date, we may be forced to engage in a partial redemption or to delay a required redemption. If such a partial redemption or delay were to occur, the market price of the Term Preferred Stock might be adversely affected.

Other Risks

We could face losses and potential liability if intrusion, viruses or similar disruptions to our technology jeopardize our confidential information, whether through breach of our network security or otherwise.

Maintaining our network security is of critical importance because our systems store highly confidential financial models and portfolio company information. Although we have implemented, and will continue to implement, security measures, our technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by transmission from unauthorized users. The misappropriation of proprietary information could expose us to a risk of loss or litigation.

Terrorist attacks, acts of war, or national disasters may affect any market for our common stock, impact the businesses in which we invest, and harm our business, operating results, and financial conditions.

Terrorist acts, acts of war, or national disasters have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or national disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results, and financial condition. Losses from terrorist attacks and national disasters are generally uninsurable.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, future events or our future performance or financial condition. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others: (1) further adverse changes in the economy and the capital markets; (2) risks associated with negotiation and consummation of pending and future transactions; (3) the loss of one or more of our executive officers, in particular David Gladstone and Terry Lee Brubaker; (4) risks associated with our search for a new president and chief investment officer to replace George Stelljes III; (5) changes in our business strategy; (6) availability, terms and deployment of capital; (7) changes in our industry, interest rates, exchange rates or the general economy; (8) the degree and nature of our competition; and (9) those factors described in the “Risk Factors” section of this prospectus. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus. The forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act.

USE OF PROCEEDS

Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of the Securities for general corporate purposes. We expect the proceeds to be used first to pay down existing short-term debt, then to make investments in small and mid-sized businesses in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. Indebtedness under our Credit Facility currently accrues interest at the rate of approximately 5.25% and matures on January 19, 2015. We anticipate that substantially all of the net proceeds of any offering of Securities will be utilized in the manner described above within three months of the completion of such offering. Pending such utilization, we intend to invest the net proceeds of any offering of Securities primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

We currently intend to distribute in the form of cash dividends, a minimum of 90% of our ordinary income and short-term capital gains, if any, on a quarterly basis to our stockholders in the form of monthly dividends. We intend to retain long-term capital gains and treat them as deemed distributions for tax purposes. We report the estimated tax characteristics of each dividend when declared while the actual tax characteristics of dividends are reported annually to each stockholder on Form 1099 DIV. There is no assurance that we will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of record of common stock, all cash distributions can be reinvested automatically under our dividend reinvestment plan in additional whole and fractional shares. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in our dividend reinvestment plan on the stockholder’s behalf. See “Risk Factors — We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification;” “Dividend Reinvestment Plan;” and “Material U.S. Federal Income Tax Considerations.”

Our common stock is quoted on the NASDAQ under the symbol “GLAD.” Our common stock has historically traded at prices both above and below its NAV. There can be no assurance, however, that any premium to NAV will be attained or maintained. As of January 14, 2013, there were 57 stockholders of record, meaning individuals or entities that we carry in our records as the registered holder (although not necessarily the beneficial owner) of our common stock.

The following table sets forth the range of high and low intraday sale prices of our common stock as reported on the NASDAQ and the dividends declared by us for the last two completed fiscal years and the current fiscal year through January 17, 2013.

COMMON SHARE PRICE DATA

	NAV(1)	High	Low	Dividend Declared	Premium or (Discount) of High Sales Price to NAV(2)	Premium or (Discount) of Low Sales Price to NAV(2)
Fiscal Year ending September 30, 2011
First Quarter	$11.74	$12.17	$10.83	$0.21	3.7%	(7.8)%
Second Quarter	11.18	12.12	10.46	0.21	8.4	(6.4)
Third Quarter	10.34	11.66	9.22	0.21	12.8	(10.8)
Fourth Quarter	10.16	9.75	6.86	0.21	(4.0)	(32.5)
Fiscal Year ending September 30, 2012
First Quarter	9.90	8.74	6.46	0.21	(11.7)	(34.7)
Second Quarter	9.62	9.33	7.69	0.21	(3.0)	(20.1)
Third Quarter	8.91	8.46	7.30	0.21	(5.1)	(18.1)
Fourth Quarter	8.98	9.19	7.86	0.21	2.3	(12.5)
Fiscal Year ending September 30, 2013
First Quarter	*	9.02	7.25	0.21	*	*
Second Quarter (through January 17, 2013)	*	8.97	8.24	0.21	*	*

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low intraday sale prices. The NAV per shares shown are based on outstanding shares at the end of each period.
(2)	The (discounts) premiums to NAV per share set forth in these columns represent the high or low, as applicable, intraday sale price per share for the relevant quarter minus the NAV per share as of the end of such quarter, and therefore may not reflect the (discount) premium to NAV per share on the date of the high and low intraday sale prices.
*	Not yet available, as the NAV per share as of the end of this quarter has not yet been determined.

The following are our outstanding classes of securities as of September 30, 2012.

Title of Class	Amount Authorized	Amount Held by us or for Our Account	Amount Outstanding Exclusive of Amounts Shown Under
Common Stock	46,000,000	—	21,000,160
Term Preferred Stock	4,000,000	—	1,539,882

RATIOS OF EARNINGS TO FIXED CHARGES

For the years ended September 30, 2012, 2011, 2010, 2009, and 2008, the ratios of three income metrics to fixed charges of the Company, computed as set forth below, were as follows:

Year Ended September 30,
	2012		2011		2010	2009	2008
Net investment income plus fixed charges to fixed charges	3.3x		5.5x		4.0x	3.0x	3.7x
Net investment income plus realized (losses) gains plus fixed charges to fixed charges	1.8x		5.2x		3.5x	0.5x	3.6x
Net (decrease) increase in net assets resulting from operations plus fixed charges to fixed charges	(0.0x	)	(4.2x	)	3.8x	1.4x	(1.2x	)

For purposes of computing the ratios, fixed charges include interest expense on borrowings, dividend expense on mandatorily redeemable preferred stock and amortization of deferred financing fees.

CONSOLIDATED SELECTED FINANCIAL DATA

The following table summarizes our consolidated selected financial data and other data. The consolidated selected financial data as of September 30, 2012 and 2011 and for the fiscal years ended September 30, 2012, 2011 and 2010 is derived from our audited consolidated financial statements included in this prospectus. The consolidated selected financial data as of September 30, 2010, 2009 and 2008 and for the fiscal years ended September 30, 2009 and 2008 is derived from our audited consolidated financial statements that are not included in this prospectus. The other data included in the second table is unaudited. You should read this data together with our consolidated financial statements and notes thereto presented elsewhere in this prospectus and the information under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more information.

	Year Ended September 30,
	2012	2011	2010	2009	2008
Statement of operations data:
Total investment income	$40,322	$35,211	$35,539	$42,618	$45,725
Total expenses net of credits from Adviser	21,278	16,799	17,780	21,587	19,172

Net investment income	19,044	18,412	17,759	21,031	26,553

Net realized and unrealized (loss) gain on investments and other	(27,052)	(39,511)	(1,365)	(17,248)	(47,815)

Net (decrease) increase in net assets resulting from operations	$(8,008)	$(21,099)	$16,394	$3,783	$(21,262)

Per common share data(1):
Net (decrease) increase in net assets resulting from operations per common share — basic and diluted	$(0.38)	$(1.00)	$0.78	$0.18	$(1.08)
Net investment income per common share — basic and diluted	0.91	0.88	0.84	1.00	1.35
Cash distributions declared per common share	0.84	0.84	0.84	1.26	1.68
Weighted common shares outstanding — basic and diluted	21,011,123	21,039,242	21,060,351	21,087,574	19,699,796
Statement of assets and liabilities data:
Total assets	$293,402	$317,624	$270,518	$335,910	$425,698
Net assets	188,564	213,721	249,246	249,076	271,748
Net asset value per common share	8.98	10.16	11.85	11.81	12.89
Common shares outstanding	21,000,160	21,039,242	21,039,242	21,087,574	21,087,574
Senior securities data:
Borrowings under line of credit, at cost(2)	$58,800	$99,400	$16,800	$83,000	$151,030
Mandatorily redeemable preferred stock	38,497	—	—	—	—
Asset coverage ratio(3)	296%	315%	1,419%	396%	279%
Asset coverage per unit(4)	$2,963	$3,150	$14,187	$3,963	$2,792

(1)	Per share data for net (decrease) increase in net assets resulting from operations and for net investment income is based on the weighted average common stock outstanding.
(2)	See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more information regarding our level of indebtedness.
(3)	As a BDC, we are generally required to maintain an asset coverage ratio (as defined in Section 18(h) of the 1940 Act) of at least 200% on our senior securities representing indebtedness and our senior securities that are stock. Our mandatorily redeemable preferred stock is a senior security that is stock.
(4)	Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per one thousand of indebtedness.

	Year Ended September 30,
	2012	2011	2010	2009	2008
	(Dollar amounts in thousands, except per unit data)
Other unaudited data:
Number of portfolio companies as of end of period	50	59	39	48	63
Average size of portfolio company investment at cost	$7,300	$6,488	$7,654	$7,592	$7,315
Principal amount of new investments	(45,050)	(110,903)	(23,245)	(24,911)	(176,550)
Proceeds from loan repayments and investments sold	73,873	50,002	85,634	96,693	70,482
Weighted average yield on investments(1):	10.89%	11.16%	10.85%	10.05%	10.39%
Total return(2)	41.39	(33.77)	37.46	(30.94)	(13.90)

(1)	Weighted average yield on investments equals interest income on investments divided by the annualized weighted average investment balance throughout the period.
(2)	Total return equals the (decrease) increase of the ending market value over the beginning market value, taking into account monthly distributions reinvested in accordance with our dividend reinvestment plan, divided by the monthly beginning market value.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

(dollar amounts in thousands, except per share data or unless otherwise indicated)

The following analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and the notes thereto contained elsewhere herein.

OVERVIEW

General

We were incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001. We operate as a closed-end, non-diversified management investment company, and have elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes we have elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Our board of directors (the “Board of Directors”) recently approved limited revisions to our investment objectives and strategies, which went into effect on January 1, 2013, which revisions are reflected in the descriptions of our investment objectives and strategies below. All of our existing portfolio investments fit within the scope of our revised investment objectives and strategies and no changes were required to be made to our portfolio as a result of these revisions.

Investment Objectives

Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.

Business Environment

While economic conditions generally appear to be improving, we remain cautious about a long-term economic recovery. The recent recession in general, and the disruptions in the capital markets in particular, have impacted our liquidity options and increased our cost of debt and equity capital. Many of our portfolio companies, as well as those that we evaluate for investment, are impacted by these economic conditions, and if these conditions persist, it may affect their ability to repay our loans or engage in a liquidity event, such as a sale, recapitalization or initial public offering. The economic conditions could also disproportionately impact some of the industries in which we have invested, causing us to be more vulnerable to losses in our portfolio, which could cause the number of our non-performing assets to increase and the fair market value of our portfolio to decrease. We do not know if market conditions will continue to improve or if adverse conditions will again intensify, and we do not know the full extent to which the economic downturn will affect us. If market instability persists or intensifies, we may continue to experience difficulty in raising capital.

During 2012, we experienced a net contraction in our overall portfolio, a net decrease of nine portfolio companies when compared to the year ended September 30, 2011. The primary reason was $60.2 million in unscheduled principal payments with ten portfolio investments paying off early, but also due to fewer new investments made during the year. While we invested in several new proprietary and syndicate investments in 2012, there is increased competitive pressure in the BDC and investment company marketplace for senior and senior subordinated debt resulting in lower yields for increasingly riskier investments. In 2013, we will continue to focus on building our pipeline and making investments that meet our objectives and strategies and that provide appropriate returns, given the risks. Subsequent to September 30, 2012, we have made three new investments for an aggregate total of $9.5 million.

Despite the challenges during these uncertain economic times, during the year ended September 30, 2012, we completed both a preferred stock offering and a renewal of our $137.0 million line of credit (our “Credit Facility,” described more fully under “Recent Developments — Renewal of Credit Facility” below). In November 2011, we issued 1.5 million shares of term preferred stock (our “Term Preferred Stock,” described more fully under “Recent Developments — Term Preferred Stock Offering” below) for gross proceeds of $38.5 million and in January 2012, and we closed on an amendment to our Credit Facility to extend its maturity until January 2015.

In addition, in July 2012, the Securities and Exchange Commission (“SEC”) granted an exemptive order that, subject to satisfaction of certain conditions, expands our ability to co-invest in portfolio companies with certain of our affiliated investment funds, which we believe will enhance our ability to further our investment strategy and objectives. See “Recent Developments — Co-Investment Order” for more information.

We believe that market conditions have affected the trading price of our common stock and our ability to finance new investments through the issuance of equity. On January 17, 2013, the closing market price of our common stock was $8.87, a 1.2% discount to our September 30, 2012, net asset value (“NAV”) per share of $8.98. When our stock trades below NAV per common share, as it has consistently traded over the last three years, our ability to issue equity is constrained by provisions of the 1940 Act, which generally prohibits the issuance and sale of our common stock below NAV per common share without stockholder approval, other than through sales to our then-existing stockholders pursuant to a rights offering. At our annual meeting of stockholders held on February 16, 2012, our stockholders approved a proposal which authorizes us to sell shares of our common stock at a price below our then current NAV per common share subject to certain limitations (including, but not limited to, that the number of shares issued and sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale) for a period of one year from the date of approval, provided that our Board of Directors makes certain determinations prior to any such sale. At the upcoming annual stockholders meeting scheduled for February 14, 2013, our stockholders will again be asked to vote in favor of renewing this proposal for another year.

Challenges in the current market are intensified for us by certain regulatory limitations under the Code and the 1940 Act, as well as contractual restrictions under the agreement governing our Credit Facility that further constrain our ability to access the capital markets. To maintain our qualification as a RIC, we must satisfy, among other requirements, an annual distribution requirement to pay out at least 90% of our ordinary income and short-term capital gains to our stockholders. Because we are required to distribute our income in this manner, and because the illiquidity of many of our investments makes it difficult for us to finance new investments through the sale of current investments, our ability to make new investments is highly dependent upon external financing. Our external financing sources include the issuance of equity securities, debt securities or other leverage such as borrowings under our Credit Facility. Our ability to seek external debt financing, to the extent that it is available under current market conditions, is further subject to the asset coverage limitations of the 1940 Act that require us to have an asset coverage ratio (as defined in Section 18(h) of the 1940 Act) of at least 200% on senior securities representing indebtedness and senior securities that are stock, which we refer to collectively as “Senior Securities.”

We expect that, given these regulatory and contractual constraints in combination with current market conditions, debt and equity capital may be costly for us to access in the near term. However, we believe that our public offering of Term Preferred Stock in November 2011, our three year renewal on our Credit Facility and our new ability to co-invest with Gladstone Investment Corporation (“Gladstone Investment”) and other affiliated investment funds, will increase our ability to make investments in businesses that we believe will weather the current economic conditions and will be likely to produce attractive long-term returns for our stockholders.

Investment Highlights

During the fiscal year ended September 30, 2012, we extended $45.1 million in new debt and equity investments to five new portfolio companies, and we extended $23.8 million of investments to existing portfolio companies through revolver draws, additions to term notes and equity. Also, during the fiscal year ended September 30, 2012, we sold our investments in five portfolio companies for aggregate proceeds of approximately $6.5 million and we received scheduled and unscheduled contractual principal repayments of approximately $67.4 million from existing portfolio companies, including ten early payoffs at par. Since our initial public offering in August 2001, we have made 316 different loans to, or investments in, 158 companies for a total of approximately $1.1 billion, before giving effect to principal repayments on investments and divestitures.

Investment Activity

During the fiscal year ended September 30, 2012, we executed the following transactions with certain of our portfolio companies:

Purchases

During the year ended September 30, 2012, we extended an aggregate of $28.0 million in debt and equity investments to two new proprietary portfolio companies listed in the following bullet points, an aggregate of $15.5 million in senior or senior subordinated syndicated loan investments to two new portfolio companies, Blue Coat Systems, Inc. (“Blue Coat”) and PLATO Learning, Inc., and $1.6 million in a senior term debt investment to Ohana Media Group (“Ohana”), which is a proprietary investment that resulted from a restructuring discussed below.

•

In May 2012, we invested $16.0 million in Francis Drilling Fluids, Ltd. (“FDF”) through a combination of debt and equity. FDF, headquartered in Crowley, Louisiana, is a logistics network provider of warehousing, transportation and energy field services for oil and natural gas drilling to oilfields and exploration and production customers.

•

Also in May 2012, we invested $12.0 million in POP Radio, L.P. (“POP”) through a combination of debt and equity. POP, headquartered in Salt Lake City, Utah, is an advertiser-supported in-store radio network provider to retailers.

Repayments and Exits

During the year ended September 30, 2012, 34 borrowers made principal repayments totaling $67.4 million in the aggregate, consisting of $60.2 million in unscheduled payoffs and exits, as well as $7.2 million in contractual amortization, revolver repayments and principal payments.

•	Included in the unscheduled principal payments were the net proceeds at par from early payoffs of the following:

•

Syndicated investments: Ernest Health, Inc. (“Ernest Health”) of $2.0 million, Attachmate Corporate (“Attachmate”) of $4.0 million, Global Brass and Copper, Inc. (“Global Brass”) of $2.5 million, Covad Communications Groups, Inc. (“Covad”) of $1.8 million, Allied Specialty Vehicles Inc. (“ASV”) of $9.9 million and Ulterra Drilling Technologies, LP. (“Ulterra”) of $1.9 million; and

•

Proprietary investments: Northern Contours, Inc. (“Northern Contours”) of $6.1 million, Global Materials Technologies, Inc. (“GMT”) of $2.4 million, RCS Management Holding Co. (“RCS”) of $4.4 million, and Winchester Electronics (“Winchester”) of $12.6 million.

•

In December 2011, we sold our investments in Newhall Holdings Inc. (“Newhall”) for net proceeds of $3.3 million, which resulted in a realized loss of $7.4 million recorded in the three months ended December 31, 2011. Newhall was on non-accrual status at the time of the sale.

•

In August 2012, we sold our $1.8 million investment in BERTL, Inc. (“BERTL”) for net proceeds of $11, which resulted in a realized loss of $1.8 million. BERTL was on non-accrual status at the time of the sale.

•

In September 2012, we sold our $3.2 million investment in U.S. Healthcare Communications, Inc. (“USHC”) for net proceeds of $16, which resulted in a realized loss of $3.2 million. USHC was on non-accrual status at the time of the sale.

Workouts

•

Effective October 2011, we restructured our investment in Sunshine Media Holdings (“Sunshine”) by reducing the interest rates on its line of credit, senior debt and last out tranche (“LOT”) senior debt to preserve Sunshine’s capital to enable it to invest in new and existing initiatives. We also invested $2.8 million in additional preferred equity and $4.0 million in line of credit draws to Sunshine during the year ended September 30, 2012. We placed our investment in Sunshine’s LOT senior debt on non-accrual status, effective January 1, 2012, and the remaining senior debt and revolver investments on non-accrual status effective April 1, 2012.

•

In November 2011, we invested $1.6 million in Ohana to facilitate its purchase of certain of KMBQ Corporation’s (“KMBQ”) assets out of receivership. In connection with this transaction, we received net proceeds of $1.2 million and recorded a realized loss during the three months ended December 31, 2011, totaling $1.0 million. Ohana replaced KMBQ on our accompanying Consolidated Schedule of Investments as a Non-Control/Non-Affiliate investment at December 31, 2011.

•

Effective January 2012, we restructured our investment in Viapack, Inc. (“Viapack”) by reducing the interest rates on its line of credit, senior real estate term debt and senior debt to preserve Viapack’s capital to enable it to invest in existing initiatives. We have also invested $2.3 million in line of credit draws to Viapack during the year ended September 30, 2012. We placed our investment in Viapack’s LOT senior debt on non-accrual status effective January 1, 2012.

Subsequent to September 30, 2012, our loans to Blue Coat, Mood Media Corporation, HGI Holding, Inc., Keypoint Government Solutions, Inc. and Wall Street Systems Holdings, Inc. were paid off early at par for a combined total of $27.5 million. Additionally, in November 2012 we invested a combined total of $9.5 million in three new portfolio companies. Refer to Note 14—Subsequent Events in our accompanying Consolidated Financial Statements included elsewhere in this prospectus for investment activity occurring subsequent to September 30, 2012.

Recent Developments

Renewal of Credit Facility

On January 19, 2012, we entered into Amendment No. 3 to the fourth amended and restated credit agreement, through Gladstone Business Loan, LLC (“Business Loan”), to extend the maturity date of our $137.0 million line of credit (our “Credit Facility”), from March 15, 2012 to January 19, 2015 (the “Maturity Date”). The interest rates remained unchanged. Our Credit Facility was arranged by Key Equipment Finance Inc. (“Keybank”) as administrative agent. Branch Banking and Trust Company (“BB&T”) and ING Capital LLC (“ING”) also joined our Credit Facility as committed lenders. Subject to certain terms and conditions, our Credit Facility may be expanded to a maximum of $237.0 million through the addition of other committed lenders to the facility. If our Credit Facility is not renewed or extended by the Maturity Date, all principal and interest will be due and payable on or before January 19, 2016 (one year after the Maturity Date). The interest rates on advances under our Credit Facility remained unchanged at 30-day London Interbank Offered Rate (“LIBOR”) subject to a minimum rate of 1.5%, plus 3.75% per annum, with a commitment fee of 0.5% per annum on undrawn amounts when our Credit Facility is drawn more than 50% and 1.0% per annum on undrawn amounts when our Credit Facility is drawn less than 50%. All other terms of our Credit Facility remained substantially unchanged.

Term Preferred Stock Offering

In November 2011, we completed an offering of 1.5 million shares of 7.125% Series 2016 Term Preferred Stock (“Term Preferred Stock”), under a prior registration statement on Form N-2 (File No. 333-162592) at a public offering price of $25.00 per share. Net proceeds of the offering, after deducting underwriting discounts and offering expenses borne by us were approximately $36.4 million and were used to repay a portion of outstanding borrowings under our Credit Facility. Refer to Note 6—Mandatorily Redeemable Preferred Stock in our accompanying Consolidated Financial Statements included elsewhere in this prospectus for further discussion of our Term Preferred Stock offering.

Co-Investment Order

In an order dated July 26, 2012, the SEC granted us an exemptive order that expands our ability to co-invest with certain of our affiliates by permitting us, under certain circumstances, to co-invest with Gladstone Investment and any future business development company or closed-end management investment company that is advised by Gladstone Management Corporation, our investment adviser (the “Adviser”) (or sub-advised by the Adviser if it controls the fund) or any combination of the foregoing subject to the conditions included therein.

Board of Director Actions

In October 2012, our Board of Directors expanded our board of directors from nine to ten members and appointed Terry Earhart as a new independent director to our Board of Directors to fill the resulting vacancy. Mr. Earhart was also appointed as a member of our compensation and ethics, nominating and corporate governance committees.

Also in October 2012, our Board of Directors approved limited revisions to our investment objectives and strategy (see “—Overview—General—Investment Objectives” and “Overview—Investment Strategy”), which went into effect on January 1, 2013. All of our existing portfolio investments fit within the scope of our revised investment objectives and strategies and no changes were required to be made to our portfolio as a result of this revision.

Also in October 2012, we terminated our equity distribution agreement with BB&T Capital Markets, a division of Scott & Stringfellow, LLC, under which we had the ability to issue up to 2 million shares of common stock from time to time. We did not issue any shares of common stock under this agreement. Prepaid costs of $0.2 million related to the origination of this agreement were expensed in the three months ended September 30, 2012.

Investment Strategy

To achieve our investment objectives, we seek to invest in several categories of debt and equity securities, with each investment generally ranging from $5 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment.

In general, our investments in debt securities have a term of no more than seven years, accrue interest at variable rates (based on LIBOR) and, to a lesser extent, at fixed rates. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, have a success fee or deferred interest provision and are primarily interest only with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control in the business. Some debt securities have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called “paid in kind” (“PIK”).

Typically, our equity investments consist of common stock, preferred stock, limited liability company interests, or warrants to purchase the foregoing. Often, these equity investments occur in connection with our original investment, recapitalizing a business, or refinancing existing debt.

The Adviser and Administrator

The Adviser is led by a management team which has extensive experience in our lines of business. The Adviser is controlled by David Gladstone, our chairman and chief executive officer. Mr. Gladstone is also the chairman and chief executive officer of the Adviser. Terry Lee Brubaker, our vice chairman, chief operating officer and director, is a member of the board of directors of the Adviser and its vice chairman and chief operating officer and has substantial experience in acquisitions and operations of companies. George Stelljes III, our president, chief investment officer and director, is a member of the board of directors of the Adviser and its president and chief investment officer and has extensive experience in leveraged finance. Although Mr. Stelljes has recently advised us of his intention to resign as our president and chief investment officer, he will continue to serve in his present capacities with the Adviser. Gladstone Administration, LLC (the “Administrator”), an affiliate of the Adviser, employs our chief financial officer and treasurer, chief accounting officer, chief compliance officer, internal counsel and their respective staffs.

The Adviser and Administrator also provide investment advisory and administrative services to our affiliates, Gladstone Commercial Corporation (“Gladstone Commercial”), a publicly-traded real estate investment trust; Gladstone Investment, a publicly-traded BDC and RIC; and Gladstone Land Corporation (“Gladstone Land”), a private agricultural real estate company that has filed a registration statement on Form S-11 with the SEC, but has not yet completed its initial public offering. Excluding our chief financial officer and treasurer and our chief accounting officer, all of our executive officers serve as directors or executive officers, or both, of the Adviser, the Administrator, Gladstone Commercial, Gladstone Investment and will likely serve as directors and executive officers of Gladstone Land (which is owned by our chief executive officer) in the future. Our chief executive officer also serves on the board of managers (as an outside non-employee manager) of our affiliate, Gladstone Securities, LLP (“Gladstone Securities”), a broker-dealer registered with the Financial Industry Regulatory Authority (“FINRA”) and insured by the Securities Investor Protection Corporation. Additionally, our chief financial officer and treasurer serves as chief financial officer and treasurer of Gladstone Investment. In the future, the Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds, both public and private.

In addition, as a BDC under the 1940 Act, we are required to make available significant managerial assistance to our portfolio companies. The Adviser provides these services on our behalf through its personnel, some of whom are also our officers. Currently, neither we nor the Adviser charge a fee for managerial assistance.

The Adviser and Gladstone Securities, each an affiliate of ours, receive fees for certain services they separately provide to certain of our portfolio companies. Such fees are generally paid directly to the Adviser or Gladstone Securities, as applicable. When the Adviser receives such fees, 50% of certain of those fees and 100% of others are credited against the base management fee that we pay to the Adviser. Gladstone Securities provides certain of our portfolio companies with investment banking and due diligence services; these fees do not impact the overall fees that we pay the Adviser.

The Adviser also receives fees for monitoring and reviewing portfolio company investments. These fees are recurring and are generally paid annually or quarterly in advance to the Adviser throughout the life of the investment. Fees of this nature are recorded as revenue by the Adviser when earned and are not credited against the base management fee. We may receive fees for the origination and closing services we provide to portfolio companies through the Adviser. These fees are paid directly to us and are recognized as other income upon closing of the originated investment.

Investment Advisory and Management Agreement

Under the amended and restated investment advisory agreement (“Advisory Agreement”), we pay the Adviser an annual base management fee of 2% of our average gross assets, which is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

We also pay the Adviser a two-part incentive fee under the Advisory Agreement. The first part of the incentive fee is an income-based incentive fee which rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). The second part of the incentive fee is a capital gains-based incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to the Adviser, we will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. The Adviser has not earned the capital gains-based portion of the incentive fee since our inception.

We pay our direct expenses including, but not limited to, directors’ fees, legal and accounting fees, stockholder related expenses, and directors and officers insurance under the Advisory Agreement.

Beginning in April 2006, our Board of Directors has accepted from the Adviser, unconditional and irrevocable voluntarily waivers on a quarterly basis to reduce the annual 2.0% base management fee on senior syndicated loans to 0.5% to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations. In addition to the base management and incentive fees under the Advisory Agreement, 50% of certain fees and 100% of others received by the Adviser from our portfolio companies are credited against the investment advisory fee and paid to the Adviser.

The Adviser services our loan portfolio, pursuant to a loan servicing agreement with our wholly-owned subsidiary Business Loan, in return for a 1.5% annual fee, based on the monthly aggregate outstanding loan balance of the loans pledged under our Credit Facility.

In July 2012, our Board of Directors approved the renewal of the Advisory Agreement with the Adviser through August 31, 2013. We expect that our Board of Directors will approve a further one year renewal in July 2013.

Administration Agreement

We entered into an administration agreement with the Administrator (the “Administration Agreement”), whereby we pay separately for administrative services. The Administration Agreement provides for payments equal to our allocable portion of the Administrator’s overhead expenses in performing its obligations under the Administration Agreement including, but not limited to, rent and our allocable portion of the salaries and benefits expenses of our chief financial officer and treasurer, chief accounting officer, chief compliance officer, internal counsel and their respective staffs. Our allocable portion of expenses is derived by multiplying the Administrator’s total expenses by the percentage of our average assets (the total assets at the beginning of each quarter) in comparison to the average total assets of all companies managed by the Adviser under similar agreements. In July 2012, our Board of Directors approved the renewal of this Administration Agreement through August 31, 2013. We expect that our Board of Directors will consider a further one year renewal in July 2013.

RESULTS OF OPERATIONS

Comparison of the Fiscal Year Ended September 30, 2012 to the Fiscal Year Ended September 30, 2011

	For the year ended September 30,
	2012	2011	$ Change	%Change
INVESTMENT INCOME
Interest income	$36,077	$33,068	$3,009	9.1%
Other income	4,245	2,143	2,102	98.1

Total investment income	40,322	35,211	5,111	14.5

EXPENSES
Base management fee	6,165	5,731	434	7.6
Incentive fee	4,691	4,598	93	2.0
Administration fee	753	729	24	3.3
Interest expense	4,374	2,676	1,698	63.5
Dividend expense on mandatorily redeemable preferred stock	2,491	—	2,491	NM
Amortization of deferred financing fees	1,243	1,420	(177)	(12.5)
Other	2,609	2,288	321	14.0

Expenses before credits from Adviser	22,326	17,442	4,884	28.0
Credits to fees from Adviser	(1,048)	(643)	(405)	(63.0)

Total expenses net of credits	21,278	16,799	4,479	26.7

NET INVESTMENT INCOME	19,044	18,412	632	3.4

REALIZED AND UNREALIZED (LOSS) GAIN
Net realized loss on investments	(12,819)	(1,280)	(11,539)	(901.5)
Net unrealized depreciation of investments	(11,194)	(38,759)	27,565	71.1
Net unrealized (appreciation) depreciation of borrowings	(3,039)	528	(3,567)	NM

Net loss from investments and borrowings	(27,052)	(39,511)	12,459	31.5

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,008)	$(21,099)	$13,091	62.0

NM = Not Meaningful

Investment Income

Interest income from our investments in debt securities increased slightly for the year ended September 30, 2012, by $3.2 million or 9.7%, as compared to the year ended September 30, 2011, primarily due to the increased investment activity during the second half of fiscal year 2011, offset by several early payoffs of investments in 2012 and a slight decrease in our weighted average yield in 2012 as compared to 2011. The increase in investment activity in 2011 was primarily in syndicated investments. The level of interest income from investments is directly related to the principal balance of our interest-bearing investment portfolio during the period multiplied by the weighted average yield. The weighted average principal balance of our interest-bearing investment portfolio during the year ended September 30, 2012, was $329.0 million, compared to $293.8 million for the prior year, an increase of $35.2 million or 12.0%. The weighted average yield on the principal balance of our interest-bearing investments for the year ended September 30, 2012, was 10.9%, as compared to 11.1% for the prior year. The weighted average yield on our portfolio decreased during the year ended September 30, 2012, as compared to the prior year, due to the early payoffs of several proprietary investments and also the restructuring of certain loans into lower interest rate loans.

As of September 30, 2012, six portfolio companies were either fully or partially on non-accrual with an aggregate debt cost basis of approximately $61.1 million, or 17.3% of the cost basis of all debt investments in our portfolio. As of September 30, 2011, eight portfolio companies were on non-accrual with an aggregate debt cost basis of approximately $41.1 million, or 11.0% of the cost basis of all debt investments in our portfolio.

Other income increased for the year ended September 30, 2012, by $2.1 million, or 98.1%, as compared to the year ended September 30, 2011, mainly due to increases in success fees, which we recognize when payment is received. We received success fees from the early payoffs of GMT of $1.1 million, RCS of $0.9 million, Northern Contours of $0.8 million and Winchester of $1.2 million during the year ended September 30, 2012. Success fees earned during the year ended September 30, 2011, totaled $1.0 million, which we received primarily from Interfilm Holdings, Inc. (“Interfilm”) and Pinnacle Treatment Centers, Inc. (“Pinnacle”) for actual exits in 2011, and also from Westlake Hardware, Inc. (“Westlake”) as a prepaid success fee. In addition, we received $1.0 million in 2011 in the aggregate from two legal settlements related to portfolio companies that were recorded in other income.

The following tables list the investment income for our five largest portfolio company investments at fair value during the respective years:

	As of September 30, 2012		Year Ended September 30, 2012
Portfolio Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
Reliable Biopharmaceutical Holdings, Inc.	$25,439	9.3%	$3,193	7.9%
Westlake Hardware, Inc.	19,360	7.1	2,592	6.4
Midwest Metal Distribution, Inc.	17,824	6.5	2,249	5.6
Francis Drilling Fluids, Ltd.(A)	15,385	5.6	750	1.9
CMI Acquisition, LLC	13,766	5.0	2,021	5.0

Subtotal—five largest investments	91,774	33.5	10,805	26.8
Other portfolio companies	182,186	66.5	29,257	72.6
Other non-portfolio company income	—	—	260	0.6

Total investment portfolio	$273,960	100.0%	$40,322	100.0%

	As of September 30, 2011		Year Ended September 30, 2011
Portfolio Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
Reliable Biopharmaceutical Holdings, Inc.	$25,295	8.3%	$3,090	8.8%
Westlake Hardware, Inc.	19,340	6.4	2,935	8.3
Midwest Metal Distribution, Inc.	17,184	5.7	2,242	6.4
Defiance Integrated Technologies, Inc.	15,039	5.0	888	2.5
CMI Acquisition, LLC	14,336	4.7	1,038	3.0

Subtotal—five largest investments	91,194	30.1	10,193	29.0
Other portfolio companies	211,753	69.9	24,586	69.8
Other non-portfolio company income	—	—	432	1.2

Total investment portfolio	$302,947	100.0%	$35,211	100.0%

(A)	New investment during the year ended September 30, 2012.

Operating Expenses

Operating expenses, net of credits from the Adviser, increased for the year ended September 30, 2012, by $4.5 million, or 26.7%, as compared to the year ended September 30, 2011. This increase was primarily due to an increase in interest expense on our Credit Facility and the distributions on our Term Preferred Stock for the year ended September 30, 2012.

Interest expense increased by $1.7 million for the year ended September 30, 2012, as compared to the prior year, due primarily to increased borrowings under our Credit Facility to facilitate the increased investment activity during the year. The weighted average balance outstanding on our Credit Facility during the year ended September 30, 2012 was approximately $72.2 million, as compared to $49.2 million in the prior year, an increase of 46.7%.

During the year ended September 30, 2012, we paid $2.5 million of dividends on our Term Preferred Stock. We classify these dividends as dividend expense on our accompanying Consolidated Statements of Operations. No preferred stock dividends were paid in the year ended September 30, 2011, as our Term Preferred Stock offering occurred in November 2011.

The base management fee increased slightly for the year ended September 30, 2012, as compared to the prior year, primarily due to the greater amount of average total assets subject to the base management fee that we held during the year. Due to the increased syndicated loan holdings, there was a slight increase in the fee reduction for the voluntary, irrevocable waiver of the 2.0% fee on senior syndicated loans to 0.5% per annum, when compared to the prior year. A net incentive fee of $4.4 million was earned by the Adviser during the year ended September 30, 2012, as compared to a net incentive fee of $4.6 million earned during the year ended September 30, 2011. During the years ended September 30, 2012 and 2011, the incentive fee was partially and irrevocably waived voluntarily by the Adviser to ensure distributions to common stockholders were covered entirely by net investment income.

The base management fee, incentive fee and associated credits are computed quarterly as described under “Investment Advisory and Management Agreement” in Note 4 of the notes to our accompanying Consolidated Financial Statements and are summarized in the table below:

	Year Ended September 30,
	2012	2011
Average total assets subject to base management fee(A)	$308,250	$286,550
Multiplied by annual base management fee of 2%	2.0%	2.0%

Base management fee(B)	6,165	5,731
Reduction for loan servicing fees	(3,604)	(3,355)

Adjusted base management fee	2,561	2,376
Fee reduction for the voluntary, irrevocable waiver of 2.0% fee on senior syndicated loans to 0.5% per annum	(428)	(383)
Credit for fees received by Adviser from the portfolio companies	(342)	(239)

Net base management fee	$1,791	$1,754

Incentive fee(B)	$4,691	$4,598
Credit from voluntary, irrevocable waiver issued by Adviser’s board of directors	(278)	(21)

Net incentive fee	$4,413	$4,577

Fee reduction for the voluntary, irrevocable waiver of 2.0% fee on senior syndicated loans to 0.5% per annum	$(428)	$(383)
Credit for fees received by Adviser from portfolio companies	(342)	(239)
Incentive fee credit	(278)	(21)

Credit to base management and incentive fees from Adviser(B)	$(1,048)	$(643)

(A) Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the four most recently completed quarters within the respective years and appropriately adjusted for any share issuances or repurchases during the applicable year.

(B) Reflected, in total, as a line item on our accompanying Consolidated Statement of Operations located elsewhere in this prospectus.

Other expenses also increased for the year ended September 30, 2012, as compared to the prior year, primarily due to expenses of $0.2 million being recognized in 2012 for the termination of an equity distribution agreement, discussed in detail under “Liquidity and Capital Resources—Equity” further below and also due to increases in bad debt expense related to receivables from certain portfolio companies.

Realized Loss and Unrealized Depreciation on Investments

Realized Losses

For the year ended September 30, 2012, we recorded a net realized loss on investments of $12.8 million, which primarily consisted of a realized loss of $7.4 million related to the sale of Newhall, $1.0 million related to the restructure of KMBQ, $1.8 million related to the sale of BERTL and $3.2 million related to the sale of USHC. These realized losses were partially offset by realized gains of $0.2 million related to our receipt of escrowed proceeds in connection with our exit in 2010 of our investment in ACE Expeditors, Inc. (“ACE”) and $0.4 million from unamortized discounts related to exits of certain investments. There were $1.3 million in realized losses in the year ended September 30, 2011, relating primarily to a restructuring of our loans to SCI Cable, Inc., (“SCI”) which resulted in a new control portfolio company, Kansas Cable Holdings, Inc. (“Kansas Cable”).

Net Unrealized Depreciation

Net unrealized depreciation of investments is the net change in the fair value of our investment portfolio during the year, including the reversal of previously recorded unrealized appreciation or depreciation when gains and losses are actually realized. During the year ended September 30, 2012, we recorded net unrealized depreciation of investments in the aggregate amount of $11.2 million, which include the reversal of $17.0 million in combined aggregate unrealized depreciation primarily related to the sales of Newhall, USHC and BERTL and the restructure of KMBQ.

The net realized (losses) gains and unrealized appreciation (depreciation) across our investments for the year ended September 30, 2012 were as follows:

	Year Ended September 30, 2012
Portfolio Company	Realized (Loss) Gain	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
Newhall Holdings, Inc.	$(7,327)	$—	$9,978	$2,651
FedCap Partners, LLC	—	1,010	—	1,010
Midwest Metal Distribution, Inc.	—	630	—	630
Mood Media Corporation	—	622	—	622
Northern Contours, Inc.	—	—	444	444
Global Materials Technologies, Inc.	—	422	—	422
Vision Solutions, Inc.	—	374	—	374
Keypoint Government Solutions, Inc.	—	271	—	271
Allison Publications, LLC	—	264	—	264
RCS Management Holding Company	—	(81)	306	225
KMBQ Corporation	(1,044)	—	1,135	91
US Healthcare Communications, LLC	(3,173)	—	3,189	16
BERTL, Inc.	(1,771)	(4)	1,782	7
CMI Acquisitions, LLC	—	(571)	—	(571)
Francis Drilling Fluids, Ltd.	—	(614)	—	(614)
Kansas Cable Holdings, Inc.	—	(658)	—	(658)
LocalTel, LLC	—	(962)	—	(962)
Precision Acquisition Group Holdings, Inc.	—	(1,078)	—	(1,078)
Saunders & Associates	—	(1,150)	—	(1,150)
Reliable Pharmaceutical Holdings, Inc.	—	(1,344)	—	(1,344)
International Junior Golf Training Acquisition Company	—	(1,415)	—	(1,415)
Sunburst Media – Louisiana, LLC	—	(1,612)	—	(1,612)
Lindmark Acquisition, LLC	—	(1,739)	—	(1,739)
Viapack, Inc.	—	(1,760)	—	(1,760)
Defiance Integrated Technologies, Inc.	—	(3,422)	—	(3,422)
GFRC Holdings, LLC	—	(3,845)	—	(3,845)
BAS Broadcasting	—	(4,367)	—	(4,367)
Sunshine Media Holdings	—	(7,847)	—	(7,847)
Other, net (<$250)	496	682	166	1,344

Total:	$(12,819)	$(28,194)	$17,000	$(24,013)

The largest drivers of our net unrealized depreciation for the year ended September 30, 2012, were the unrealized depreciation in Sunshine of $7.8 million, BAS Broadcasting of $4.4 million, GFRC Holdings, LLC of $3.8 million and Defiance Integrated Technologies, Inc. (“Defiance”) of $3.4 million, all primarily due to a decline in these portfolio companies’ financial and operational performance. Of note, Sunshine was put on non-accrual status during the year ended September 30, 2012.

During the year ended September 30, 2011, we recorded net unrealized depreciation of investments in the aggregate amount of $38.8 million. Excluding reversals of net unrealized depreciation of $4.0 million, over our entire portfolio, the net unrealized depreciation was comprised of approximately $46.0 million in depreciation on our debt investments and approximately $3.3 million in appreciation on our equity investments for the year ended September 30, 2011.

The net realized (losses) gains and unrealized appreciation (depreciation) across our investments for the year ended September 30, 2011, were as follows:

	Year Ended September 30, 2011
Portfolio Company	Realized (Loss) Gain	Net Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
Defiance Integrated Technologies, Inc.	$—	$5,992	$—	$5,992
Midwest Metal Distribution, Inc.	—	1,637	—	1,637
SCI Cable, Inc.	(1,283)	(785)	3,676	1,608
KMBQ Corporation	—	738	—	738
Puerto Rico Cable Acquisition Company, Inc.	(16)	—	732	716
WP Evenflo Group Holdings, Inc.	—	485	—	485
Airvana Network Solutions, Inc.	177	267	(216)	228
Westlake Hardware, Inc.	—	(280)	—	(280)
Vision Solutions, Inc.	—	(355)	—	(355)
BAS Broadcasting	—	(411)	—	(411)
LocalTel, LLC	—	(479)	—	(479)
Mood Media Corporation	—	(553)	—	(553)
International Junior Golf Training Acquisition Company	—	(666)	—	(666)
Access Television Network, Inc.	—	(704)	—	(704)
Sunburst Media—Louisiana, LLC	—	(847)	—	(847)
Heartland Communications Group	—	(871)	—	(871)
Legend Communications of Wyoming LLC	—	(975)	—	(975)
GFRC Holdings LLC	—	(1,668)	—	(1,668)
Kansas Cable Holdings, Inc.	—	(2,665)	—	(2,665)
Lindmark Acquisition, LLC	—	(4,547)	—	(4,547)
Viapack, Inc.	—	(4,882)	—	(4,882)
Newhall Holdings, Inc.	—	(9,339)	—	(9,339)
Sunshine Media Holdings	(158)	(21,237)	—	(21,395)
Other, net (<$250)	—	(583)	(223)	(806)

Total:	$(1,280)	$(42,728)	$3,969	$(40,039)

The largest driver of our net unrealized depreciation for the year ended September 30, 2011, was the notable depreciation in Sunshine, which was primarily due to a decline in the portfolio company financial and operational performance and the restructure, which occurred during the quarter ended March 31, 2011. In addition, net unrealized depreciation increased in Newhall of $9.3 million, Viapack of $4.9 million and Lindmark Acquisition, LLC (“Lindmark”) of $4.5 million during 2011, due to decline in these portfolio companies’ financial and operational performances. Offsetting the net unrealized depreciation was the net unrealized appreciation in 2011 on Defiance, which resulted from an improvement in portfolio company performance in certain comparable multiples. Of note, subsequent to September 30, 2011, Newhall was sold and Viapack was partially placed on non-accrual status.

At September 30, 2012, the fair value of our investment portfolio was less than its cost basis by approximately $91.1 million and our entire investment portfolio was valued at 75.0% of cost, as compared to cumulative net unrealized depreciation of $79.9 million and a valuation of our entire portfolio at 79.1% of cost at September 30, 2011. This increase year over year in the cumulative unrealized depreciation on investments represents net unrealized depreciation of $11.2 million for the twelve months ended September 30, 2012. Of our current investment portfolio, 21 portfolio companies originated through December 31, 2007, which represent 57.7% of the entire cost basis of our portfolio, accounted for approximately $80.2 million, or 88.1%, of the cumulative net unrealized depreciation as of September 30, 2012, including our six investments that were on non-accrual status.

We believe that our aggregate investment portfolio was valued at a depreciated value as of September 30, 2012, primarily due to the lingering effects of the recession that began in late 2007 and its affect on the performance of certain of our portfolio companies and also because we were invested in certain industries that have been disproportionately impacted by the recession. The cumulative net unrealized depreciation of our investments does not have an impact on our current ability to pay distributions to stockholders; however, it may be an indication of future realized losses, which could ultimately reduce our income available for distribution to stockholders.

Net Unrealized (Appreciation) Depreciation of Borrowings

Net unrealized (appreciation) depreciation of borrowings is the net change in the fair value of our Credit Facility during the year, including the reversal of previously recorded unrealized appreciation or depreciation when gains and losses are realized. During the year ended September 30, 2012, we recorded a net unrealized appreciation on borrowings of $3.0 million. The Credit Facility was fair valued at $62.5 million and $100.0 million as of September 30, 2012 and September 30, 2011, respectively.

Comparison of the Fiscal Year Ended September 30, 2011 to the Fiscal Year Ended September 30, 2010

	For the year ended September 30,
	2011	2010	$ Change	%Change
INVESTMENT INCOME
Interest income	$33,068	$33,021	$47	0.1%
Other income	2,143	2,518	(375)	(14.9)

Total investment income	35,211	35,539	(328)	(0.9)

EXPENSES
Base management fee	5,731	6,085	(354)	(5.8)
Incentive fee	4,598	1,823	2,775	152.2
Administration fee	729	807	(78)	(9.7)
Interest expense	2,676	4,390	(1,714)	(39.0)
Amortization of deferred financing fees	1,420	1,490	(70)	(4.7)
Other	2,288	3,605	(1,317)	(36.5)

Expenses before credit from Adviser	17,442	18,200	(758)	(4.2)
Credit to fees from Adviser	(643)	(420)	(223)	(53.1)

Total expenses net of credits	16,799	17,780	(981)	(5.5)

NET INVESTMENT INCOME	18,412	17,759	653	3.7

REALIZED AND UNREALIZED (LOSS) GAIN
Net realized loss on investments	(1,280)	(2,893)	1,613	55.8
Net unrealized (depreciation) appreciation of investments	(38,759)	2,317	(41,076)	NM
Net unrealized depreciation (appreciation) of borrowings	528	(789)	1,317	NM

Net loss from investments and borrowings	(39,511)	(1,365)	(38,146)	(2,794)

NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(21,099)	$16,394	$(37,493)	NM

NM = Not Meaningful

Investment Income

Interest income from our investments in debt securities remained the same at $32.6 million when comparing the year ended September 30, 2011 and 2010. Interest income from our aggregate investment portfolio remained relatively unchanged year over year, although the second half of 2011 showed significant increases in interest income over the first half of 2011 due to the large number of new investments we made in the second half of fiscal 2011. The increase in investment activity in the latter half of 2011 was primarily in syndicated investments, which typically bear lower interest rates than our existing proprietary investments. The level of interest income from investments is directly related to the principal balance of our interest-bearing investment portfolio during the year multiplied by the weighted average yield. The weighted average cost basis of our interest-bearing investment portfolio during the year ended September 30, 2011, was approximately $292.9 million, compared to approximately $300.5 million for the prior year. The weighted average yield on the principal balance on our interest-bearing investments was 11.1% for the year ended September 30, 2011, as compared to 10.9% for the prior year. The increase in the weighted average yield on our portfolio for the year ended September 30, 2011, resulted primarily from the repayment of loans with lower stated interest rates and the restructuring of certain loans into higher interest rate loans, partially offset by the purchase of syndicated loans, which generally bear lower interest rates than our existing proprietary debt investments.

We had a net increase of two portfolio companies on non-accrual status as of September 30, 2011, as compared to September 30, 2010. As of September 30, 2011, eight portfolio companies were on non-accrual with an aggregate debt cost basis of approximately $41.1 million, or 11.0% of the cost basis of all debt investments in our portfolio. As of September 30, 2010, six portfolio companies were on non-accrual with an aggregate debt cost basis of approximately $29.9 million, or 10.2% of the cost basis of all debt investments in our portfolio.

Interest income from notes to certain employees of the Adviser, in connection with the exercise of employee stock options, decreased slightly, primarily as a result of significant repayments on the principal amounts in 2011. For additional information regarding these notes see “Management – Loans.” These decreases were offset almost entirely by increases in the interest rates on the loans due to the fact that certain significant loans were in default, triggering penalty interest provisions for all of fiscal 2011.

Other income decreased for the year ended September 30, 2011, as compared to the prior year, mainly due to decreases in success fees, which we recognize when payment is received. Success fees earned during the year ended September 30, 2011, totaled $1.0 million, which we received primarily from Interfilm and Pinnacle for actual exits in 2011, and also from Westlake as a prepaid success fee. In addition, we received an aggregate of $1.0 million from two legal settlements related to portfolio companies during the year ended September 30, 2011, that were recorded in other income. Success fees earned during the year ended September 30, 2010, totaled $1.9 million, which we received from ActivStyle Acquisition Co., Anitox Acquisition Co., Doe & Ingalls Management LLC, Tulsa Welding School and Visual Edge Technology, Inc. for actual exits and from Saunders & Associates and Northern Contours, Inc. as prepayments.

The following table lists the investment income for our five largest portfolio company investments at fair value during the respective years:

	As of September 30, 2011		Year Ended September 30, 2011
Portfolio Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
Reliable Biopharmaceutical Holdings, Inc.	$25,295	8.3%	$3,090	8.8%
Westlake Hardware, Inc.	19,340	6.4	2,935	8.3
Midwest Metal Distribution, Inc.	17,184	5.7	2,242	6.4
Defiance Integrated Technologies, Inc.	15,039	5.0	888	2.5
CMI Acquisition, LLC	14,336	4.7	1,038	3.0

Subtotal—five largest investments	91,194	30.1	10,193	29.0
Other portfolio companies	211,753	69.9	24,586	69.8
Other non-portfolio company income	—	—	432	1.2

Total investment portfolio	$302,947	100.0%	$35,211	100.0%

	As of September 30, 2010		Year Ended September 30, 2010
Portfolio Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
Sunshine Media, Inc.	$27,286	10.6%	$3,254	9.1%
Reliable Biopharmaceutical Holdings, Inc.	26,574	10.3	3,003	8.4
Westlake Hardware, Inc.	19,620	7.6	2,940	8.3
Midwest Metal Distribution, Inc.	15,539	6.0	2,127	6.0
Winchester Electronics Co.	12,508	4.9	1,589	4.5

Subtotal—five largest investments	101,527	39.4	12,913	36.3
Other portfolio companies	155,582	60.6	22,036	62.0
Other non-portfolio company income	—	—	590	1.7

Total investment portfolio	$257,109	100.0%	$35,539	100.0%

Operating Expenses

Operating expenses, net of credits from the Adviser, decreased for the year ended September 30, 2011, as compared to the prior year. This reduction was primarily due to a decrease in interest expense incurred on our Credit Facility and a decrease in professional fees, which were partially offset by an increase in the incentive fee.

The base management fee decreased for the year ended September 30, 2011, as compared to the prior year, resulting from maintaining a smaller investment portfolio on average at fair value and from an increase in the fee reduction for the voluntary, irrevocable waiver of the 2.0% fee on senior syndicated loans to 0.5% per annum, when compared to the prior year due to increased syndicated loan investments. The base management fee is computed quarterly, as described under “Investment Advisory and Management Agreement” in Note 4—Related Party Transactions of the notes to the accompanying Consolidated Financial Statements, and is summarized in the table below. Incentive fees increased for the year ended September 30, 2011, as compared to the prior year, primarily due to increased pre-incentive fee net investment income. During the years ended September 30, 2011 and 2010, the incentive fee was partially and irrevocably waived voluntarily by the Adviser to ensure distributions to common stockholders were covered entirely by net investment income.

The base management fee, incentive fee and associated credits are computed quarterly as described under “Investment Advisory and Management Agreement” in Note 4 of the notes to our accompanying Consolidated Financial Statements and are summarized in the table below:

	Year Ended September 30,
	2011	2010
Average total assets subject to base management fee(A)	$286,550	$304,250
Multiplied by annual base management fee of 2.0%	2.0%	2.0%

Base management fee(B)	5,731	6,085
Reduction for loan servicing fees	(3,355)	(3,412)

Adjusted base management fee	2,376	2,673

Fee reduction for the waiver of 2.0% fee on senior syndicated loans to 0.5% per annum	(383)	(42)
Credit for fees received by Adviser from the portfolio companies	(239)	(213)

Net base management fee	$1,754	$2,418

Incentive fee(B)	$4,598	$1,823
Credit from voluntary, irrevocable waiver issued by Adviser’s board of directors	(21)	(165)

Net incentive fee	$4,577	$1,658
Fee reduction for the voluntary, irrevocable waiver of 2.0% fee on senior syndicated loans to 0.5% per annum	$(383)	$(42)
Credit for fees received by Adviser from the portfolio companies	(239)	(213)
Incentive fee credit	(21)	(165)

Credit to base management and incentive fees from Adviser(B)	$(643)	$(420)

(A)

Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash and cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective years and appropriately adjusted for any share issuances or repurchases during the periods.

(B)	Reflected as a line item on our accompanying Consolidated Statements of Operations.

Interest expense decreased by $1.7 million for the year ended September 30, 2011, as compared to the prior year, due primarily to decreased borrowing costs under our Credit Facility during the year ended September 30, 2011. The weighted average balance outstanding on our Credit Facility increased only slightly year over year from approximately $47.9 million during the year ended September 30, 2010, to approximately $49.2 million during the year ended September 30, 2011. On November 22, 2010, we amended our Credit Facility, resulting in a reduced interest rate on outstanding borrowings. In addition to the lower interest rate, the amendment removed the annual minimum earnings shortfall fee to the committed lenders. During 2011, we reversed $0.6 million of a minimum earnings shortfall fee which was recorded as a credit to interest expense.

Other expense decreased by $1.3 million for the year ended September 30, 2011, as compared to the prior year, due primarily to a larger amount of legal fees incurred during the year ended September 30, 2010, in connection with the restructuring of certain troubled loans.

Realized Loss and Unrealized (Depreciation) Appreciation on Investments

Realized Losses

For the year ended September 30, 2011, we recorded a net realized loss on investments of $1.3 million, which primarily resulted from a restructuring of our loans to SCI, which resulted in a new control portfolio company, Kansas Cable. For the year ended September 30, 2010, we recorded a net realized loss on investments of $2.9 million, which consisted of $4.3 million of losses from the sale of several syndicated loans (Gold Toe Investment Corp., Kinetek Acquisition Corp and Wesco Holdings, Inc.), the Western Directories, Inc. write-off, and the CCS, LLC payoff, partially offset by a $1.4 million gain from the ACE payoff.

Unrealized (Depreciation) Appreciation

Net unrealized (depreciation) appreciation of investments is the net change in the fair value of our investment portfolio during the year, including the reversal of previously recorded unrealized appreciation or depreciation when gains and losses are actually realized. During the year ended September 30, 2011, we recorded net unrealized depreciation of investments in the aggregate amount of $38.8 million, which included the reversal of $4.0 million in aggregate unrealized depreciation. Excluding reversals, we had $42.7 million in net unrealized depreciation for the year ended September 30, 2011.

The net realized (losses) gains and unrealized appreciation (depreciation) across our investments for the year ended September 30, 2011 were as follows:

	Year Ended September 30, 2011
Portfolio Company	Realized (Loss) Gain	Net Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
Defiance Integrated Technologies, Inc.	$—	$5,992	$—	$5,992
Midwest Metal Distribution, Inc.	—	1,637	—	1,637
SCI Cable, Inc.	(1,283)	(785)	3,676	1,608
KMBQ Corporation	—	738	—	738
Puerto Rico Cable Acquisition Company, Inc.	(16)	—	732	716
WP Evenflo Group Holdings, Inc.	—	485	—	485
Airvana Network Solutions, Inc.	177	267	(216)	228
Westlake Hardware, Inc.	—	(280)	—	(280)
Vision Solutions, Inc.	—	(355)	—	(355)
BAS Broadcasting	—	(411)	—	(411)
LocalTel, LLC	—	(479)	—	(479)
Mood Media Corporation	—	(553)	—	(553)
International Junior Golf Training Acquisition Company	—	(666)	—	(666)
Access Television Network, Inc.	—	(704)	—	(704)
Sunburst Media—Louisiana, LLC	—	(847)	—	(847)
Heartland Communications Group	—	(871)	—	(871)
Legend Communications of Wyoming LLC	—	(975)	—	(975)
GFRC Holdings LLC	—	(1,668)	—	(1,668)
Kansas Cable Holdings, Inc.	—	(2,665)	—	(2,665)
Lindmark Acquisition, LLC	—	(4,547)	—	(4,547)
Viapack, Inc.	—	(4,882)	—	(4,882)
Newhall Holdings, Inc.	—	(9,339)	—	(9,339)
Sunshine Media Holdings	(158)	(21,237)	—	(21,395)
Other, net (<$250)	—	(583)	(223)	(806)

Total:	$(1,280)	$(42,728)	$3,969	$(40,039)

The largest driver of our net unrealized depreciation for the year ended September 30, 2011, was the notable unrealized depreciation in Sunshine, which was primarily due to a decline in the portfolio company financial and operational performance and the restructure, which occurred during the quarter ended March 31, 2011. In addition, net unrealized depreciation increased across Newhall of $9.3 million, Viapack of $4.9 million and Lindmark of $4.5 million during 2011, due to decline in these portfolio companies’ financial and operational performances. Offsetting the net unrealized depreciation was the net unrealized appreciation in 2011 on Defiance, which resulted from an improvement in portfolio company performance in certain comparable multiples.

The net realized (losses) gains and unrealized appreciation (depreciation) across our investments for the year ended September 30, 2010 were as follows:

	Year Ended September 30, 2010
Portfolio Company	Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
Visual Edge Technology, Inc.	$—	$54	$1,662	$1,716
Ace Expediters, Inc.	1,367	(16)	(105)	1,246
BAS Broadcasting	—	639	475	1,114
Westlake Hardware, Inc.	—	951	—	951
Clinton Holdings, LLC	—	888	—	888
WP Evenflo Group Holdings, Inc.	—	826	—	826
Puerto Rico Cable Acquisition Company, Inc.	—	729	—	729
Defiance Integrated Technologies, Inc.	—	727	—	727
Northern Contours, Inc.	—	613	—	613
Pinnacle Treatment Centers, Inc.	—	534	—	534
Allison Publications, LLC	—	425	—	425
Global Materials Technologies, Inc.	—	259	—	259
CCS, LLC	(312)	193	312	193
Kinetek Acquisition Corp.	(513)	—	513	—
Wesco Holdings, Inc.	(408)	—	408	—
Western Directories, Inc	(2,865)	(46)	2,865	(46)
Sunshine Media Holdings	—	(265)	—	(265)
Precision Acquisitions Group Holdings, Inc.	—	(337)	—	(337)
BERTL, Inc.	—	(390)	—	(390)
SCI Cable, Inc.	—	(585)	—	(585)
Sunburst Media – Louisiana, LLC	—	(696)	—	(696)
KMBQ Corporation	—	(807)	—	(807)
Finn Corporation	—	(939)	—	(939)
LocalTel, LLC	—	(1,381)	—	(1,381)
Legend Communications of Wyoming LLC	—	(2,632)	112	(2,520)
Lindmark Acquisition, LLC	—	(4,803)	—	(4,803)
Other, net (<$250)	(162)	1,965	169	1,972

Total:	$(2,893)	$(4,094)	$6,411	$(576)

The largest driver of our net unrealized depreciation for the year ended September 30, 2010, was the unrealized depreciation in Lindmark of $4.8 million and Legend Communications of Wyoming LLC of $2.6 million, each primarily due to a decline in these portfolio companies’ financial and operational performance.

At September 30, 2011, the fair value of our investment portfolio was less than its cost basis by approximately $79.9 million and our entire investment portfolio was valued at 79.1% of cost, as compared to cumulative net unrealized depreciation of $41.1 million, and a valuation of our entire portfolio at 86.2% of cost at September 30, 2010. This increase year over year in the cumulative unrealized depreciation on investments represents net unrealized depreciation of $38.8 million for the twelve months ended September 30, 2011.

We believe that our aggregate investment portfolio was valued at a depreciated value as of September 30, 2011, due primarily to the lingering effects of the recession that began in late 2007 and its affect on the performances of certain of our portfolio companies and also because we were invested in certain industries that have been disproportionately impacted by the recession.

Net Unrealized Depreciation (Appreciation) on Borrowings

Net unrealized depreciation (appreciation) of borrowings is the net change in the fair value of our Credit Facility during the year, including the reversal of previously recorded unrealized appreciation or depreciation when gains and losses are realized. During the year ended September 30, 2011, we recorded a net unrealized depreciation on borrowings of $0.5 million. Our Credit Facility was fair valued at $100.0 million and $17.9 million as of September 30, 2011 and September 30, 2010, respectively.

LIQUIDITY AND CAPITAL RESOURCES

Operating Activities

Net cash provided by operating activities for the year ended September 30, 2012, was $26.2 million as compared to net cash used in operating activities for the year ended September 30, 2011, of $68.4 million. The increase in cash from operating activities was primarily due to the decrease in funding of investments and the increase in scheduled and unscheduled principal repayments on investments and proceeds from sales of investments when comparing the two years. The large increase in originations in the second half of fiscal year 2011 contributed to an increase in interest income during the year ended September 30, 2012. The majority of cash from operating activities is generated from the interest and principal payments on debt securities that we receive from our portfolio companies. We utilize this cash primarily to fund new investments, make interest payments on our Credit Facility, make distributions to our stockholders, pay management fees to the Adviser and pay for other operating expenses. For the year ended September 30, 2010, net cash provided by operating activities was $86.5 million and primarily resulted from scheduled and unscheduled principal repayments on investments, partially offset by the purchase of investments.

As of September 30, 2012, we had investments in loans to, equity of, or syndicated participations in, 50 private companies, with an aggregate cost basis of approximately $365.0 million. As of September 30, 2011, we had investments in, loans to, equity of, or syndicated participations in, 59 private companies with an aggregate cost basis of approximately $382.8 million.

The following table summarizes our total portfolio investment activity during the years ended September 30, 2012 and 2011:

	Year Ended September 30,
	2012	2011
Beginning investment portfolio at fair value	$302,947	$257,109
New investments	45,050	110,903
Disbursements to existing portfolio companies	23,891	25,351
Scheduled principal repayments	(7,149)	(7,004)
Unscheduled principal repayments	(60,221)	(38,831)
Proceeds from sales	(6,487)	(4,167)
Increase in investment balance due to paid in kind interest	—	12
Increase in investment balance due to rolled-over interest	—	204
Loan impairment / contra-investment	—	715
Net unrealized (depreciation)	(28,194)	(42,728)
Reversal of prior period net depreciation on realization	17,000	3,969
Net realized loss	(12,998)	(1,119)
Amortization of premiums and discounts	121	(1,467)

Ending Investment Portfolio at Fair Value	$273,960	$302,947

The following table summarizes the scheduled contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, at September 30, 2012.

Fiscal Year Ending September 30,	Amount
2013	$101,318
2014	56,719
2015	27,398
2016	64,628
2017	51,560
Thereafter	53,500

Total Contractual Repayments	$355,123
Equity Investments	10,966
Adjustments to cost basis on debt investments	(1,068)

Total Cost Basis of Investments Held at September 30, 2012:	$365,021

Financing Activities

Net cash used in financing activities for the fiscal year ended September 30, 2012, was $22.8 million and consisted primarily of net repayments on our Credit Facility of $40.6 million, net of distributions to common stockholders of $17.7 million. These financing activities were partially offset by proceeds from the issuance of Term Preferred Stock of $38.5 million in November 2011.

Net cash provided by financing activities for the fiscal year ended September 30, 2011, was $67.4 million and primarily consisted of net borrowings on our Credit Facility of $82.6 million, partially offset by distributions to common stockholders of $17.7 million.

Net cash used in financing activities for the fiscal year ended September 30, 2010 was $84.0 million and primarily consisted of net repayments on our Credit Facility of $66.2 million, net of distributions to common stockholders of $17.7 million.

Distributions

To qualify as a RIC and thus avoid corporate level tax on the income we distribute to our stockholders, we are required, under Subchapter M of the Code, to distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis. In accordance with these requirements, we declared and paid monthly cash distributions of $0.07 per common share for each month during the years ended September 30, 2012 and 2011. From October 2008 through March 2009 and from April 2009 through September 2009, we declared and paid monthly cash distributions of $0.14 and $0.07 per common share, respectively.

For the years ended September 30, 2012 and 2011, our distribution payments were approximately $17.7 million, respectively. We declared these distributions based on our estimates of net investment income for the fiscal year.

Section 19(a) Disclosure

Our Board of Directors estimates the source of the distributions at the time of their declaration as required by Section 19(a) of the 1940 Act. On a monthly basis, if conditions dictate under Section 19(a), we post a Section 19(a) notice through the Depository Trust Company’s Legal Notice System (“LENS”) and also send to our registered stockholders a written Section 19(a) notice along with the payment of distributions for any payment which includes a distribution estimated to be paid from any source other than net investment income. The estimates of the source of the distribution are interim estimates based on U.S. GAAP that are subject to revision, and the exact character of the distributions for tax purposes cannot be determined until the final books and records are finalized for the calendar year. Following the calendar year end, after definitive information has been determined by us, if we have made distributions of taxable income (or return of capital), we will deliver a Form 1099-DIV to our stockholders specifying such amount and the tax characterization of such amount. Therefore, these estimates are made solely in order to comply with the requirements of Section 19(a) of the 1940 Act and should not be relied upon for tax reporting or any other purposes and could differ significantly from the actual character of distributions for tax purposes.

Equity

The registration statement of which this prospectus is a part, permits us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities or warrants to purchase common stock or preferred stock, including through a combined offering of such securities.

Common Stock

We anticipate issuing equity securities to obtain additional capital in the future. However, we cannot determine the terms of any future equity issuances or whether we will be able to issue equity on terms favorable to us, or at all. Additionally, when our common stock is trading below NAV, as it has consistently traded over the last three years, we will have regulatory constraints under the 1940 Act on our ability to issue and sell new shares. Generally, the 1940 Act provides that we may not issue and sell our common stock at a price below our then current NAV per common share, other than to our then existing common stockholders pursuant to a rights offering, without first obtaining approval from our stockholders and our independent directors. At September 30, 2012, our NAV per common share was $8.98 and as of January 17, 2013 our closing market price was $8.87 per common share, representing a 1.2% discount to our NAV at September 30, 2012. To the extent that our common stock trades at a market price below our NAV per common share, we will generally be precluded from raising equity capital through public offerings of our common stock, other than pursuant to stockholder approval or a rights offering.

At our Annual Meeting of Stockholders held on February 16, 2012, our stockholders approved a proposal that authorizes us to issue and sell shares of our common stock at a price below our then current NAV per common share for a period of one year, provided that our Board of Directors makes certain determinations prior to any such sale. We have not issued any common stock since February 2008 and have never issued common stock below NAV per common share. At the upcoming annual stockholders meeting scheduled for February 14, 2013, our stockholders will again be asked to vote in favor of renewing this proposal for another year.

In October 2012, we terminated an equity distribution agreement (the “Agreement”) that we and the Adviser had entered into with BB&T Capital Markets, a division of Scott & Stringfellow, LLC (the “Agent”) on May 17, 2010, under which we could, from time to time, issue and sell through the Agent, as sales agent, up to 2.0 million shares of our common stock, par value $0.001 per share. At September 30, 2012, we had not issued any shares pursuant to the Agreement and we terminated the Agreement in October 2012. Prepaid costs of $0.2 million related to the origination of this agreement were expensed in the three months ended September 30, 2012.

Term Preferred Stock

Pursuant to a prior shelf registration statement, in November 2011, we completed an offering of 1.5 million shares of Term Preferred Stock at a public offering price of $25.00 per share. Gross proceeds totaled $38.5 million and net proceeds, after deducting underwriting discounts and offering expenses borne by us were approximately $36.4 million and were used to repay a portion of outstanding borrowings under our Credit Facility. We incurred $2.1 million in total offering costs related to these transactions, which have been recorded as an asset in accordance with GAAP and amortized over the redemption period ending December 31, 2016. No preferred stock had been issued prior to this issuance.

Our Term Preferred Stock provides for a fixed dividend equal to 7.125% per year, payable monthly (which equates to approximately $2.7 million per year). We are required to redeem all of the outstanding Term Preferred Stock on December 31, 2016 for cash at a redemption price equal to $25.00 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of redemption. The Term Preferred Stock has a preference over our common stock with respect to these dividends, whereby no distributions are payable on our common stock unless the stated dividends, including any accrued and unpaid dividends, on the Term Preferred Stock have been paid in full. In addition, there are two other potential redemption triggers for our Term Preferred Stock: (1) if we fail to maintain an asset coverage ratio (as calculated under Section 18(h) of the 1940 Act) of at least 200%, we are required to redeem a portion of the outstanding Term Preferred Stock or otherwise cure the ratio redemption trigger; and (2) at our sole option, at any time on or after December 31, 2012.

The Term Preferred Stock has been recorded as a liability in accordance with GAAP and, as such, affects our asset coverage, exposing us to additional leverage risks. In addition, the Term Preferred Stock is not convertible into our common stock or any other security. The Term Preferred Stock is currently traded on the NASDAQ with a trading symbol of “GLADP.”

Revolving Credit Facility

On January 19, 2012, we, through Business Loan, entered into Amendment No. 3 to our Credit Facility to extend the maturity date of our $137.0 million revolving line of credit from March 15, 2012 to January 19, 2015. Our Credit Facility was arranged by Key Equipment Finance Inc. (“Keybank”) as administrative agent. Branch Banking and Trust Company (“BB&T”) and ING Capital LLC (“ING”) also joined our Credit Facility as committed lenders. Subject to certain terms and conditions, our Credit Facility may be expanded to a maximum of $237.0 million through the addition of other committed lenders thereto. The interest rates remained unchanged with advances under our Credit Facility generally bearing interest at a 30-day LIBOR subject to a minimum rate of 1.5%, plus 3.75% per annum, with a commitment fee of 0.5% per annum on undrawn amounts when the facility is drawn more than 50% and 1.0% per annum on undrawn amounts when the facility is drawn less than 50%. If our Credit Facility is not renewed or extended by January 19, 2015, all principal and interest will be due and payable on or before January 19, 2016. All other terms of our Credit Facility remained substantially unchanged. We incurred fees of $1.5 million in January 2012 in connection with this amendment.

Interest is payable monthly during the term of our Credit Facility. Available borrowings are subject to various constraints imposed under our Credit Facility, based on the aggregate loan balance pledged by Business Loan, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required.

The administrative agent also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with Keybank as custodian. Keybank, who also serves as the trustee of the account, generally remits the collected funds to us once a month.

Our Credit Facility contains covenants that require Business Loan to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions), and restrict material changes to our credit and collection policies. Our Credit Facility also limits payments on distributions to the aggregate net investment income for each of the twelve month periods ending September 30, 2012, 2013, 2014, and 2015. Business Loan is also subject to certain limitations on the type of loan investments it can apply toward available credit in the borrowing base, including restrictions on geographic concentrations, sector concentrations, loan size, distribution payout, payment frequency and status, average life and lien property. Our Credit Facility further requires Business Loan to comply with other financial and operational covenants that obligate Business Loan to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of obligors required in the borrowing base of the credit agreement. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (as defined in the Credit Facility, this includes our Term Preferred Stock) of $190.0 million plus 50.0% of all equity and subordinated debt raised after January 19, 2002, (ii) asset coverage with respect to senior securities representing indebtedness of at least 200%, in accordance with Section 18 of the 1940 Act and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code. At September 30, 2012, we had a minimum net worth of $227.1 million, asset coverage of 296.3% and an active status as a BDC and RIC, as each is defined in the performance guaranty of our Credit Facility. Our Credit Facility requires a minimum of 20 obligors in the borrowing base and as of September 30, 2012, Business Loan had 34 obligors. Additionally, under our Credit Facility, if any two of Messrs. Gladstone, Brubaker and Stelljes cease to serve as our executive officers the Credit Facility would terminate. In light of Mr. Stelljes’ recent decision to resign as our president and chief investment officer, we will be at increased risk of triggering this provision, unless and until we are able to amend our Credit Facility to revise this provision. As of September 30, 2012, we were in compliance with all of the facility covenants.

Contractual Obligations and Off-Balance Sheet Arrangements

We have lines of credit with certain of our portfolio companies that have not been fully drawn or called, as applicable. Since these commitments have expiration dates and we expect many will never be fully drawn, the total commitment amounts do not necessarily represent future cash requirements.

In addition to the lines of credit with our portfolio companies, we, from time to time, have also extended certain guarantees on behalf of some our portfolio companies during the normal course of business. As of September 30, 2012, we had one guarantee outstanding to Viapack up to a maximum of $0.3 million. As of September 30, 2012, we have not been required to make any payments on this guarantee and we consider the credit risks to be remote. As of September 30, 2011, we were not party to any signed guarantees.

We estimate the fair value of our unused line of credit commitments and guarantee as of September 30, 2012 to be minimal; and therefore, they are not recorded on our accompanying Consolidated Statements of Assets and Liabilities.

The following table shows our contractual obligations as of September 30, 2012 at cost:

	Payments Due by Period
Contractual Obligations(A)	Less than 1 Year	1-3 Years	4-5 Years	After 5 Years	Total
Credit Facility(B)	$—	$58,800	$—	$—	$58,800
Term Preferred Stock, $0.001 par value, $25 liquidation preference; 4,000,000 authorized and 1,539,882 shares issued and outstanding	—	—	38,497	—	38,497
Interest on debt obligations(C)	6,666	17,273	914	—	24,853

Total	$6,666	$76,073	$39,411	$—	$122,150

(A)	Excludes our unused line of credit commitments and guarantee to our portfolio companies in an aggregate amount of $5.2 million as of September 30, 2012.
(B)	Principal balance of borrowings outstanding under our Credit Facility, based on the current contractual maturity due to the revolving nature of the facility.

(C)

Includes estimated interest payments on our Credit Facility and dividend obligations on our Term Preferred Stock. The amount of interest calculated for purposes of this table was based upon rates and balances as of September 30, 2012. Dividend payments on the Term Preferred Stock assume quarterly dividend declarations and monthly distributions through the date of mandatory redemption.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported consolidated amounts of assets and liabilities, including disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could materially differ from those estimates. We have identified our investment valuation process as our most critical accounting policy.

Investment Valuation

The most significant estimate inherent in the preparation of our accompanying Consolidated Financial Statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

General Valuation Policy: We value our investments in accordance with the requirements of the 1940 Act. As discussed more fully below, we value securities for which market quotations are readily available and reliable at their market value. We value all other securities and assets at fair value as determined in good faith by our Board of Directors.

ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 provides a consistent definition of fair value that focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC 820 also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.

•	Level 1 —inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets;

•

Level 2 —inputs to the valuation methodology include quoted prices for similar assets and liabilities in active or inactive markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•

Level 3 —inputs to the valuation methodology are unobservable and reflect assumptions that market participants would use when pricing the asset or liability. Level 3 inputs can also include our own assumptions based upon the best available information.

See Note 3—Investments in the accompanying notes to our accompanying Consolidated Financial Statements included elsewhere in this prospectus for additional information regarding fair value measurements and our adoption of ASC 820.

We use generally accepted valuation techniques to value our portfolio unless we have specific information about the value of an investment to determine otherwise. From time to time we may accept an appraisal of a business in which we hold securities. These appraisals are expensive and occur infrequently but provide a third-party valuation opinion that may differ in results, techniques and scopes used to value our investments. When these specific third-party appraisals are engaged or accepted, we would use estimates of value provided by such appraisals and our own assumptions including estimated remaining life, current market yield and interest rate spreads of similar securities, as of the measurement date, to value our investments.

In determining the value of our investments, the Adviser has established an investment valuation policy (the “Policy”). The Policy has been approved by our Board of Directors, and each quarter our Board of Directors reviews whether the Adviser has applied the Policy consistently and votes whether or not to accept the recommended valuation of our investment portfolio. Such determination of fair values may involve subjective judgments and estimates.

The Policy, which is summarized below, applies to the following categories of securities:

•	Publicly-traded securities;

•	Securities for which a limited market exists; and

•	Securities for which no market exists.

Valuation Methods:

Publicly-traded securities: We determine the value of publicly-traded securities based on the closing price for the security on the exchange or securities market on which it is listed and primarily traded on the valuation date. To the extent that we own restricted securities that are not freely tradable, but for which a public market otherwise exists, we will use the market value of that security adjusted for any decrease in value resulting from the restrictive feature. As of September 30, 2012 and 2011, we did not have any investments in publicly traded securities.

Securities for which a limited market exists: We value securities that are not traded on an established secondary securities market, but for which a limited market for the security exists, such as certain participations in, or assignments of, syndicated loans, at the quoted bid price, which are non-binding. In valuing these assets, we assess trading activity in an asset class, evaluate variances in prices and other market insights to determine if any available quote prices are reliable. If we conclude that quotes based on active markets or trading activity may be relied upon, firm bid prices are requested; however, if a firm bid price is unavailable, we base the value of the security upon the indicative bid price (“IBP”) offered by the respective originating syndication agent’s trading desk, or secondary desk, on or near the valuation date. To the extent that we use the IBP as a basis for valuing the security, the Adviser may take further steps to consider additional information to validate that price in accordance with the Policy, including but not limited to reviewing a range of indicative bids to the extent the Adviser has ready access to such qualified information.

In the event these limited markets become illiquid such that market prices are no longer readily available, we will value our syndicated loans using alternative methods, such as estimated net present values of the future cash flows or discounted cash flows (“DCF”). The use of a DCF methodology follows that prescribed by ASC 820, which provides guidance on the use of a reporting entity’s own assumptions about future cash flows and risk-adjusted discount rates when relevant observable inputs, such as quotes in active markets, are not available. When relevant observable market data does not exist, the alternative outlined in ASC 820 is the valuation of investments based on DCF. For the purposes of using DCF to provide fair value estimates, we consider multiple inputs such as a risk-adjusted discount rate that incorporates adjustments that market participants would make both for nonperformance and liquidity risks. As such, we develop a modified discount rate approach that incorporates risk premiums including, among others, increased probability of default, or higher loss given default, or increased liquidity risk. The DCF valuations applied to the syndicated loans provide an estimate of what we believe a market participant would pay to purchase a syndicated loan in an active market, thereby establishing a fair value. We apply the DCF methodology in illiquid markets until quoted prices are available or are deemed reliable based on trading activity.

As of September 30, 2012 and 2011, we determined that the indicative bid prices were reliable indicators of fair value for our syndicate investments. However, because of the private nature of this marketplace (meaning actual transactions are not publicly-reported), we believe that these valuation inputs are classified as Level 3 within the fair value hierarchy as defined in ASC 820.

Securities for which no market exists: The valuation methodology for securities for which no market exists falls into four categories: (1) portfolio investments comprised solely of debt securities; (2) portfolio investments in controlled companies comprised of a bundle of securities, which can include debt and equity securities; (3) portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and equity securities; and (4) portfolio investments comprised of non-publicly-traded non-control equity securities of other funds.

(1)	Portfolio investments comprised solely of debt securities: Debt securities that are not publicly-traded on an established securities market, or for which a limited market does not exist (“Non-Public Debt Securities”), and that are issued by portfolio companies where we have no equity or equity-like securities, are fair valued utilizing opinions of value submitted to us by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”). We may also submit paid in kind (“PIK”) interest to SPSE for their evaluation when it is determined that PIK interest is likely to be received.

In the case of Non-Public Debt Securities, we have engaged SPSE to submit opinions of value for our debt securities that are issued by portfolio companies in which we own no equity, or equity-like securities. SPSE will only evaluate the debt portion of our investments for which we specifically request evaluation, and may decline to make requested evaluations for any reason at its sole discretion. Upon completing our collection of data with respect to the investments (which may include the information described below under “—Credit Information,” the risk ratings of the loans described below under “—Loan Grading and Risk Rating” and the factors described hereunder), this valuation data is forwarded to SPSE for review and analysis. SPSE makes its independent assessment of the data that we have assembled and assesses its independent data to form an opinion as to what they consider to be the market values for the securities. With regard to its work, SPSE has issued the following paragraph:

SPSE provides evaluated price opinions which are reflective of what SPSE believes the bid side of the market would be for each loan after careful review and analysis of descriptive, market and credit information. Each price reflects SPSE’s best judgment based upon careful examination of a variety of market factors. Because of fluctuation in the market and in other factors beyond its control, however, SPSE cannot guarantee these evaluations. The evaluations reflect the market prices, or estimates thereof, on the date specified. The prices are based on comparable market prices for similar securities. Market information has been obtained from reputable secondary market sources. Although these sources are considered reliable, SPSE cannot guarantee their accuracy.

SPSE opinions of value of our debt securities that are issued by portfolio companies where we have no equity or equity-like securities are submitted to our Board of Directors along with the Adviser’s supplemental assessment and recommendation regarding valuation of each of these investments. The Adviser generally accepts the opinion of value given by SPSE, however, in certain limited circumstances, such as when the Adviser may learn new information regarding an investment between the time of submission to SPSE and the date of the board assessment, the Adviser’s conclusions as to value may differ from the opinion of value delivered by SPSE. Our Board of Directors then reviews whether the Adviser has followed its established procedures for determinations of fair value, and votes to accept or reject the recommended valuation of our investment portfolio. The Adviser and our management recommended, and the Board of Directors voted to accept, the opinions of value delivered by SPSE on the loans in our portfolio as denoted on the Consolidated Schedule of Investments included in our accompanying Consolidated Financial Statements.

Because there is a delay between when we close an investment and when the investment can be evaluated by SPSE, new loans are not valued immediately by SPSE; rather, management makes its own determination about the value of these investments in accordance with our valuation policy using the methods described herein.

(2)	Portfolio investments in controlled companies comprised of a bundle of investments, which can include debt and equity securities: The fair value of these investments is determined based on the total enterprise value of the portfolio company, or issuer, utilizing a liquidity waterfall approach. For Non-Public Debt Securities and equity or equity-like securities (e.g. preferred equity, common equity, or other equity-like securities) that are purchased together as part of a package, where we have control or could gain control through an option or warrant security, both the debt and equity securities of the portfolio investment would exit in the mergers and acquisitions market as the principal market, generally through a sale or recapitalization of the portfolio company. We generally exit the debt and equity securities of one issuer together. Applying the liquidity waterfall approach to all of the investments of an issuer, we first calculate the total enterprise value of the issuer by incorporating some or all of the following factors:

•	the issuer’s ability to make payments;

•	the earnings of the issuer;

•	recent sales to third parties of similar securities;

•	the comparison to publicly-traded securities; and

•	DCF or other pertinent factors.

In gathering the sales to third parties of similar securities, we may reference industry statistics and use outside experts, total enterprise value is only an estimate of value and may not be the value received in an actual sale. Once we have estimated the total enterprise value of the issuer, we subtract the value of all the debt securities of the issuer; which are valued at the contractual principal balance. Fair values of these debt securities are discounted for any shortfall of total enterprise value over the total debt outstanding for the issuer. Once the values for all outstanding senior securities (which include the debt securities) have been subtracted from the total enterprise value of the issuer, the remaining amount, if any, is used to determine the value of the issuer’s equity or equity-like securities. If, in the Adviser’s judgment, the liquidity waterfall approach does not accurately reflect the value of the debt component, the Adviser may recommend that we use a valuation by SPSE or, if that is unavailable, a DCF valuation technique.

(3)	Portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and equity securities: We value Non-Public Debt Securities that are purchased together with equity or equity-like securities from the same portfolio company, or issuer, for which we do not control or cannot gain control as of the measurement date, using a hypothetical secondary market as our principal market. In accordance with ASC 820 (as amended by the FASB’s Accounting Standards Update No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards,” (“ASU 2011-04”), we have defined our “unit of account” at the investment level (either debt or equity) and as such we determine the fair value of these non-control investments assuming the sale of an individual security using the standalone premise of value. As such, we estimate the fair value of the debt component using estimates of value provided by SPSE and our own assumptions in the absence of observable market data, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. For equity or equity-like securities of investments for which we do not control or cannot gain control as of the measurement date, we estimate the fair value of the equity based on factors such as the overall value of the issuer, the relative fair value of other units of account including debt, or other relative value approaches. Consideration also is given to capital structure and other contractual obligations that may impact the fair value of the equity. Furthermore, we may utilize comparable values of similar companies, recent investments and indices with similar structures and risk characteristics or DCF valuation techniques and, in absence of other observable market data, our own assumptions.

(4)	Portfolio investments comprised of non-publicly-traded non-control equity securities of other funds: We generally value any uninvested capital of the non-control fund at par value and value any invested capital at the value provided by the non-control fund.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly and materially from the values that would have been obtained had a ready market for the securities existed. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that we might reasonably expect to receive upon the current sale of the security in an orderly transaction between market participants at the measurement date.

Valuation Considerations: From time to time, depending on certain circumstances, the Adviser may use the following valuation considerations, including but not limited to:

•	the nature and realizable value of the collateral;

•	the portfolio company’s earnings and cash flows and its ability to make payments on its obligations;

•	the markets in which the portfolio company does business;

•	the comparison to publicly-traded companies; and

•	DCF and other relevant factors.

Because such valuations, particularly valuations of private securities and private companies, are not susceptible to precise determination, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ from the values that might have actually resulted had a readily available market for these securities been available.

Credit Information: The Adviser monitors a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance. We and the Adviser participate in the periodic board meetings of our portfolio companies in which we hold Control and Affiliate investments and also require them to provide annual audited and monthly unaudited financial statements. Using these statements or comparable information and board discussions, the Adviser calculates and evaluates the credit statistics.

Loan Grading and Risk Rating: As part of our valuation procedures above, we risk rate all of our investments in debt securities. For syndicated loans that have been rated by an NRSRO (as defined in Rule 2a-7 under the 1940 Act), we use the NRSRO’s risk rating for such security. For all other debt securities, we use a proprietary risk rating system. Our risk rating system uses a scale of 0 to 10, with 10 being the lowest probability of default. This system is used to estimate the probability of default on debt securities and the probability of loss if there is a default. These types of systems are referred to as risk rating systems and are used by banks and rating agencies. The risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold.

For the debt securities for which we do not use a third-party NRSRO risk rating, we seek to have our risk rating system mirror the risk rating systems of major risk rating organizations, such as those provided by an NRSRO. While we seek to mirror the NRSRO systems, we cannot provide any assurance that our risk rating system will provide the same risk rating as an NRSRO for these securities. The following chart is an estimate of the relationship of our risk rating system to the designations used by two NRSROs as they risk rate debt securities of major companies. Because our system rates debt securities of companies that are unrated by any NRSRO, there can be no assurance that the correlation to the NRSRO set out below is accurate. We believe our risk rating would be significantly higher than a typical NRSRO risk rating because the risk rating of the typical NRSRO is designed for larger businesses. However, our risk rating has been designed to risk rate the securities of smaller businesses that are not rated by a typical NRSRO. Therefore, when we use our risk rating on larger business securities, the risk rating is higher than a typical NRSRO rating. The primary difference between our risk rating and the rating of a typical NRSRO is that our risk rating uses more quantitative determinants and includes qualitative determinants that we believe are not used in the NRSRO rating. It is our understanding that most debt securities of medium-sized companies do not exceed the grade of BBB on an NRSRO scale, so there would be no debt securities in the middle market that would meet the definition of AAA, AA or A. Therefore, our scale begins with the designation >10 as the best risk rating which may be equivalent to a BBB from an NRSRO; however, no assurance can be given that a >10 on our scale is equal to a BBB on an NRSRO scale.

Company’s System	First NRSRO	Second NRSRO	Description(A)
>10	Baa2	BBB	Probability of Default (PD) during the next ten years is 4% and the Expected Loss (EL) is 1% or less
10	Baa3	BBB-	PD is 5% and the EL is 1% to 2%
9	Ba1	BB+	PD is 10% and the EL is 2% to 3%
8	Ba2	BB	PD is 16% and the EL is 3% to 4%
7	Ba3	BB-	PD is 17.8% and the EL is 4% to 5%
6	B1	B+	PD is 22% and the EL is 5% to 6.5%
5	B2	B	PD is 25% and the EL is 6.5% to 8%
4	B3	B-	PD is 27% and the EL is 8% to 10%
3	Caa1	CCC+	PD is 30% and the EL is 10% to 13.3%
2	Caa2	CCC	PD is 35% and the EL is 13.3% to 16.7%
1	Caa3	CC	PD is 65% and the EL is 16.7% to 20%
<1	N/A	D	PD is 85% or there is a payment default and the EL is greater than 20%

(A)

The default rates set forth are for a ten year term debt security. If a debt security is less than ten years, then the probability of default is adjusted to a lower percentage for the shorter period, which may move the security higher on our risk rating scale.

The above scale gives an indication of the probability of default and the magnitude of the loss if there is a default. Generally, when a loan becomes 90 days or more past due or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis depending upon management’s judgment. Generally non-accrual loans are restored to accrual status when past due principal and interest are paid in full and, in management’s judgment, are likely to remain current, or due to a restructuring such that the interest income is deemed to be collectible. At September 30, 2012, six portfolio companies were either fully or partially on non-accrual with an aggregate debt cost basis of approximately $61.1 million, or 17.3% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of approximately $6.8 million, or 2.6% of the fair value of all debt investments in our portfolio. At September 30, 2011, eight portfolio companies were on non-accrual with an aggregate debt cost basis of approximately $41.1 million, or 11.0% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of approximately $5.3 million, or 1.8% of the fair value of all debt investments in our portfolio. Additionally, we do not risk rate our equity securities.

The following table lists the risk ratings for all non-syndicated loans in our portfolio at September 30, 2012 and 2011, representing approximately 78.5% and 70.0%, respectively, of all loans in our portfolio at fair value at the end of each year:

	As of September 30,
Rating	2012	2011
Highest	10.0	9.0
Average	5.8	5.5
Weighted Average	5.5	5.9
Lowest	2.0	1.0

The following table lists the risk ratings for all syndicated loans in our portfolio that were not rated by an NRSRO. At September 30, 2012 and 2011, these loans represented 6.8% and 6.3%, respectively, at fair value of all loans in our portfolio at the end of each year:

	As of September 30,
Rating	2012	2011
Highest	7.0	7.0
Average	5.3	5.0
Weighted Average	5.2	5.0
Lowest	4.0	4.0

For syndicated loans that are currently rated by an NRSRO, we risk rate such loans in accordance with the risk rating systems of major risk rating organizations, such as those provided by an NRSRO. The following table lists the risk ratings for all syndicated loans in our portfolio that were rated by an NRSRO at September 30, 2012 and 2011, representing approximately 14.7% and 23.7%, respectively, at fair value of all loans in our portfolio at fair value at the end of each year:

As of September 30,
Rating	2012	2011
Highest	B+/B1	B+/B1
Average	B/B2	B/B2
Weighted Average	B/B2	B/B2
Lowest	NR/Caa1	NR/Caa2

Tax Status

We intend to continue to qualify for treatment as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. As a RIC, we are not subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify as a RIC, we must meet certain source-of-income, asset diversification and annual distribution requirements. Under the annual distribution requirements, we are required to distribute to stockholders at least 90% of our investment company taxable income, as defined by the Code. Our policy is to pay out as distributions up to 100% of that amount.

In an effort to avoid certain excise taxes imposed on RICs, we intend to distribute, during each calendar year, an amount at least equal to the sum of: (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and net capital gains from preceding years that were not distributed during such years. Additionally, under the RIC Modernization Act (the “RIC Act”), we are permitted to carry forward capital losses incurred in taxable years beginning after September 30, 2011, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under the previous regulation.

We sought and received approval for a change in accounting method from the IRS related to our tax treatment for success fees. As a result, we, in effect, will continue to account for the recognition of income from the success fees upon receipt, or when the amount becomes fixed. Prior to January 1, 2011, we had treated the success fee amount as a capital gain for tax characterization purposes. However, starting January 1, 2011, the tax characterization of the success fee amount was and will be treated as ordinary income. The approved change in accounting method does not require us to retroactively change the capital gains treatment of the success fees received prior to January 1, 2011.

Revenue Recognition

Interest Income Recognition

Interest income, adjusted for amortization of premiums and acquisition costs and for the accretion of discounts, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan. However, we remain contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis depending upon management’s judgment. Generally, non-accrual loans are restored to accrual status when past due principal and interest are paid in full and, in management’s judgment, are likely to remain current, or due to a restructuring such that the interest income is deemed to be collectible. At September 30, 2012, six portfolio companies were either fully or partially on non-accrual with an aggregate debt cost basis of approximately $61.1 million, or 17.3% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of approximately $6.8 million, or 2.6% of the fair value of all debt investments in our. At September 30, 2011, eight portfolio companies were on non-accrual with an aggregate debt cost basis of approximately $41.1 million, or 11.0% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of approximately $5.3 million, or 1.8% of the fair value of all debt investments in our portfolio.

As of September 30, 2012 and 2011, we had 24 and 27 original issue discount (“OID”) loans, respectively, primarily from the syndicated loans in our portfolio. We recorded OID income of $0.3 million for the year ended September 30, 2012, as compared to $0.2 million for the year ended September 30, 2011. The unamortized balance of OID investments as of September 30, 2012 and 2011 totaled $1.1 million and $1.5 million, respectively.

As of September 30, 2012, we had one investment that bore PIK interest and as of September 30, 2011, we had no investments that bore PIK interest. PIK interest, computed at the contractual rate specified in a loan agreement, is added to the principal balance of a loan and recorded as income. To maintain our status as a RIC, this non-cash source of income must be paid out to common stockholders in the form of distributions, even though we have not yet collected the cash. We recorded PIK income of $20 for the year ended September 30, 2012, as compared to $12 for the year ended September 30, 2011. We collected no PIK income in cash for the years ended September 30, 2012 and 2011, respectively.

We also transfer past due interest to the principal balance as stipulated in certain loan amendments with portfolio companies. There were no such transfers during the year ended September 30, 2012 and we transferred past due interest to the principal balance of $0.2 million for the year ended September 30, 2011. For the fiscal year ended September 30, 2010, we also rolled over past due interest to a portfolio company’s principal balance of $0.7 million, and then recorded an adjustment against that principal balance as a contra-investment since the loan was on non-accrual and the collectability of the additional principal was uncertain. As a result of a restructure, we reversed this contra-investment amount of $0.7 million during 2011. These principal balance adjustments had no net impact on our accompanying Consolidated Statements of Operations.

Other Income Recognition

We generally record success fees upon receipt. Success fees are contractually due upon a change of control in a portfolio company and are recorded in other income in our accompanying Consolidated Statements of Operations. We recorded $4.0 million of success fees during the year ended September 30, 2012, which resulted from the exits of GMT, RCS, Northern Contours and Winchester. During the year ended September 30, 2011, we received $1.0 million in success fees from the exits of Pinnacle and Interfilm and the prepayment of success fees from Westlake.

Dividend income on preferred equity securities is accrued to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash, and it is recorded in other income in our accompanying Consolidated Statements of Operations. During the years ended September 30, 2012, 2011 and 2010 we did not record or collect any dividend income on preferred equity securities.

In addition, we received $1.0 million from two legal settlements related to portfolio companies during the year ended September 30, 2011, that were recorded in other income.

Recent Accounting Pronouncements

See Note 2—Summary of Significant Accounting Policies in the accompanying notes to our accompanying Consolidated Financial Statements included elsewhere in this prospectus for a description and our application of recent accounting pronouncements. Our adoption of these recent accounting pronouncements did not have a material effect on our financial position and results of operations.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At our 2012 annual stockholders meeting, our stockholders approved our ability to sell or otherwise issue shares of our common stock at a price below the then current net asset value, or NAV, per common share during a one year period, which we refer to as the Stockholder Approval, beginning on February 16, 2012, and expiring on the first anniversary of such date. To sell shares of common stock pursuant to this authorization, no further authorization from our stockholders will be solicited but the number of common shares issued and sold pursuant to such authority cannot exceed 25% of our then outstanding common stock immediately prior to such sale and a majority of our directors who have no financial interest in the sale and a majority of our independent directors must (i) find that the sale is in our best interests and in the best interests of our stockholders and (ii) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares of common stock, or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount.

Any offering of common stock below its NAV per share will be designed to raise capital for investment in accordance with our investment objective.

In making a determination that an offering of common stock below its NAV per share is in our and our stockholders’ best interests, our Board of Directors will consider a variety of factors including:

•	the effect that an offering below NAV per common share would have on our common stockholders, including the potential dilution they would experience as a result of the offering;

•	the amount per common share by which the offering price per share and the net proceeds per share are less than our most recently determined NAV per common share;

•	the relationship of recent market prices of common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	whether the estimated offering price would closely approximate the market value of shares of our common stock;

•	the potential market impact of being able to raise capital during the current financial market difficulties;

•	the nature of any new investors anticipated to acquire shares of our common stock in the offering;

•	the anticipated rate of return on and quality, type and availability of investments; and

•	the leverage available to us.

Our Board of Directors will also consider the fact that sales of shares of common stock at a discount will benefit the Adviser as the Adviser will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other of our securities or from the offering of common stock at a premium to NAV per share.

We will not sell shares of our common stock under this prospectus or an accompanying prospectus supplement pursuant to the Stockholder Approval without first filing a post-effective amendment to the registration statement if the cumulative dilution to our NAV per common share from offerings under the registration statement exceeds 15%. This would be measured separately for each offering pursuant to the registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV per common share at the time of the first offering is $10.00 and we have 140 million shares of common stock outstanding, the sale of 35 million shares of common stock at net proceeds to us of $5.00 per common share (a 50% discount) would produce dilution of 10%. If we subsequently determined that our NAV per common share increased to $11.00 on the then 175 million shares of common stock outstanding and then made an additional offering, we could, for example, sell approximately an additional 43.75 million shares of common stock at net proceeds to us of $8.25 per common share, which would produce dilution of 5%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

Sales by us of our common stock at a discount from NAV per common share pose potential risks for our existing common stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below NAV per share would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro-rata basis. See “Risk Factors — Risks Related to an Investment in Our Common Stock and Our Preferred Stock.”

The following three headings and accompanying tables explain and provide hypothetical examples of the impact of an offering of our common stock at a price below NAV per common share on three different types of investors:

•	existing common stockholders who do not purchase any shares of common stock in the offering;

•	existing common stockholders who purchase a relatively small amount of shares of common stock in the offering or a relatively large amount of shares of common stock in the offering; and

•	new investors who become common stockholders by purchasing shares of common stock in the offering.

Impact on Existing Common Stockholders Who Do Not Participate in an Offering

An existing common stockholder who does not participate in an offering below NAV per share or who does not buy additional common shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the common shares they hold and their NAV per common share. These common stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These common stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per common share. This decrease could be more pronounced as the size of the offering and level of discounts increase. Further, if current common stockholders do not purchase sufficient shares of common stock to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating common stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per common share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that we have 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per common share are thus $10,000,000 and $10.00, respectively. The table illustrates the dilutive effect on a nonparticipating common stockholder of (1) an offering of 50,000 shares of common stock (5% of the outstanding common shares) at $9.50 per common share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 100,000 shares of common stock (10% of the outstanding common shares) at $9.00 per common share after offering expenses and commissions (a 10% discount from NAV) and (3) an offering of 200,000 shares of common stock (20% of the outstanding common shares) at $8.00 per common share after offering expenses and commissions (a 20% discount from NAV). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares of common stock in such offering and the actual discount to the most recently determined NAV.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Common Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Common Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease to NAV per Common Share
Total Common Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Common Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.33)%
Dilution to Common Stockholder
Common Shares Held by Stockholder	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Common Stockholder	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values

Total NAV Held by Common Stockholder	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$96,700	(3.33)%
Total Investment by Common Stockholder (Assumed to be $10.00 per Common Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Common Stockholder (Total NAV Less Total Investment)	—	$(200)	—	$(900)	—	$(3,300)	—
Per Common Share Amounts
NAV Per Common Share Held by Common Stockholder	—	$9.98	—	$9.91	—	$9.67	—
Investment per Common Share Held by Common Stockholder (Assumed to be $10.00 per Share on Common Shares Held prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Common Share Held by Stockholder (NAV per Common Share Less Investment per Common Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—
Percentage Dilution to Common Stockholder (Dilution per Common Share Divided by Investment per Common Share)	—	—	(0.20)%	—	(0.90)%	—	(3.33)%

Impact on Existing Common Stockholders Who Do Participate in an Offering

An existing common stockholder who participates in an offering below NAV per common share or who buys additional shares of common stock in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating common stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our common shares immediately prior to the offering. The level of NAV dilution will decrease as the number of common shares such stockholders purchase increases. Existing common stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing common stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per common share over their investment per common share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such common stockholder purchases increases. Even a common stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such common stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their common shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart for a common stockholder that acquires shares of common stock equal to (1) 50% of its proportionate share of the offering (i.e., 1,000 common shares, which is 0.50% of the offering 200,000 common shares rather than its 1% proportionate share) and (2) 150% of such percentage (i.e., 3,000 common shares, which is 1.50% of an offering of 200,000 common shares rather than its 1% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of common shares in such offering and the actual discount from the most recently determined NAV per common share. It is not possible to predict the level of market price decline that may occur.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Common Share to Public	—	$8.42	—	$8.42	—
Net Proceeds per Common Share to Issuer	—	$8.00	—	$8.00	—
Increases in Common Shares and Decrease to NAV per Common Share
Total Common Shares Outstanding	1,000,000	1,200,000	20.00%	1,200,000	20.00%
NAV per Common Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
Dilution/Accretion to Common Stockholder
Common Shares Held by Stockholder	10,000	11,000	10.00%	13,000	30.00%
Percentage Held by Common Stockholder	1.0%	0.92%	(8.33)%	1.08%	8.33%
Total Asset Values
Total NAV Held by Common Stockholder	$100,000	$106,333	6.33%	$125,667	25.67%
Total Investment by Common Stockholder (Assumed to be $10.00 per Share on Common Shares Held prior to Sale)	$100,000	$108,420	—	$125,260	—
Total Dilution/Accretion to Common Stockholder (Total NAV Less Total Investment)	—	(2,087)	—	$407	—
Per Common Share Amounts
NAV Per Common Share Held by Common Stockholder	—	$9.67	—	$9.67	—
Investment per Common Share Held by Stockholder (Assumed to be $10.00 per Share on Common Shares Held prior to Sale)	$10.00	$9.86	(1.44)%	$9.64	(3.65)%
Dilution/Accretion per Common Share Held by Stockholder (NAV per Common Share Less Investment per Common Share)	—	$(0.19)	—	$0.03	—
Percentage Dilution/Accretion to Common Stockholder (Dilution/Accretion per Common Share Divided by Investment per Common Share)	—	—	(1.92)%	—	0.32%

Impact on New Investors in Common Stock

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per common share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares of common stock. Investors who are not currently stockholders and who participate in an offering below NAV per common share and whose investment per common share is also less than the resulting NAV per common share due to selling compensation and expenses paid by the issuer being significantly less than the discount per common share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new common stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same 5%, 10% and 20% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1%) of the common shares in the offering as the common stockholder in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of common shares in such offering and the actual discount from the most recently determined NAV per common share. It is not possible to predict the level of market price decline that may occur.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Common Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Common Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease to NAV per Common Share
Total Common Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Common Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.33)%
Dilution/Accretion to Common Stockholder
Common Shares Held by Stockholder	—	500	—	1,000	—	2,000	—
Percentage Held by Common Stockholder	0.0%	0.05%	—	0.09%	—	0.17%	—
Total Asset Values
Total NAV Held by Common Stockholder	—	$4,990	—	$9,910	—	$19,340	—
Total Investment by Common Stockholder	—	$5,000	—	$9,470	—	$16,840	—
Total Dilution/Accretion to Common Stockholder (Total NAV Less Total Investment)	—	$(10)	—	$440	—	$2,500	—
Per Common Share Amounts
NAV Per Common Share Held by Common Stockholder	—	$9.98	—	$9.91	—	$9.67	—
Investment per Common Share Held by Common Stockholder	—	$10.00	—	$9.47	—	$8.42	—
Dilution/Accretion per Common Share Held by Stockholder (NAV per Common Share Less Investment per Common Share)	—	$(0.02)	—	$0.44	—	$1.25	—
Percentage Dilution/Accretion to Common Stockholder (Dilution/Accretion per Common Share Divided by Investment per Common Share)	—	—	(0.20)%	—	4.65%	—	14.85%

SENIOR SECURITIES

Information about our senior securities is shown in the following table for the audited periods as of September 30, 2012, 2011, 2010, 2009, 2008, 2007, 2006, 2005, 2004, 2003, 2002 and 2001. The information has been derived from our audited financial statement for each respective period, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Revolving Credit Facilities
September 30, 2012	$58,800,000	$2,963	$—	N/A
September 30, 2011	99,400,000	3,150	—	N/A
September 30, 2010	16,800,000	14,187	—	N/A
September 30, 2009	83,000,000	3,963	—	N/A
September 30, 2008	151,030,000	2,792	—	N/A
September 30, 2007	144,440,000	2,524	—	N/A
September 30, 2006	49,993,000	4,435	—	N/A
September 30, 2005	53,034,000	3,849	—	N/A
September 30, 2004	40,744,000	3,452	—	N/A
September 30, 2003	—	N/A	—	N/A
September 30, 2002	—	N/A	—	N/A
September 30, 2001	—	N/A	—	N/A
Series 2016 Term Preferred Stock (5)
September 30, 2012	$38,497,050	$2,963	$25.00	$25.55
September 30, 2011	—	N/A	—	N/A
September 30, 2010	—	N/A	—	N/A
September 30, 2009	—	N/A	—	N/A
September 30, 2008	—	N/A	—	N/A
September 30, 2007	—	N/A	—	N/A
September 30, 2006	—	N/A	—	N/A
September 30, 2005	—	N/A	—	N/A
September 30, 2004	—	N/A	—	N/A
September 30, 2003	—	N/A	—	N/A
September 30, 2002	—	N/A	—	N/A
September 30, 2001	—	N/A	—	N/A
Repurchase Agreements
September 30, 2012	—	N/A	—	N/A
September 30, 2011	—	N/A	—	N/A
September 30, 2010	—	N/A	—	N/A
September 30, 2009	—	N/A	—	N/A
September 30, 2008	—	N/A	—	N/A
September 30, 2007	—	N/A	—	N/A
September 30, 2006	—	N/A	—	N/A
September 30, 2005	—	N/A	—	N/A
September 30, 2004	21,346,000	3,452	—	N/A
September 30, 2003	78,449,000	2,667	—	N/A
September 30, 2002	39,199,000	4,333	—	N/A
September 30, 2001	—	N/A	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented
(2)	Asset coverage ratio for a class of our senior securities representing indebtedness means the ratio of the value of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness and asset coverage ratio for a class of our senior securities that are stock means the ratio of the value of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness plus the aggregate involuntary liquidation preference of a class of senior security which is stock. Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per one thousand dollars of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)	All senior securities (with the exception of our Term Preferred Stock) are not registered for public trading. Average market value per unit is the average of the last ten days closing prices on the NASDAQ.
(5)	In November 2011, we issued 1,539,882 shares of Term Preferred Stock through a public offering and subsequent exercise of an overallotment option. At September 30, 2012, we had $38.5 million outstanding of Term Preferred Stock.

BUSINESS

Overview

We were incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001 and completed our initial public offering on August 24, 2001. We operate as a closed-end, non-diversified management investment company and we have elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). For federal income tax purposes, we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We currently continue to qualify as a RIC for federal income tax purposes and obtain favorable RIC tax treatment by meeting certain requirements, including certain minimum distribution requirements. Our Board of Directors recently approved limited revisions to our investment objectives and strategies, which went into effect on January 1, 2013, which are reflected in the descriptions of our investment objectives and strategies below. All of our existing portfolio investments fit within the scope of our revised investment objectives and strategies and no changes were required to be made to our portfolio as a result of these revisions.

Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.

We expect that our target portfolio over time will primarily include the following four categories of investments in private U.S. companies:

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Senior Debt Securities: We seek to invest a portion of our assets in senior debt securities also known as senior loans, senior term loans, lines of credit and senior notes. Using its assets as collateral, the borrower typically uses senior debt to cover a substantial portion of the funding needs of the business. The senior debt security usually takes the form of first priority liens on the assets of the business. Senior debt securities may include our participation and investment in the syndicated loan market.

•

Senior Subordinated Debt Securities: We seek to invest a portion of our assets in senior subordinated debt securities, also known as senior subordinated loans and senior subordinated notes. These senior subordinated debts also include second lien notes and may include participation and investment in syndicated second lien loans. Additionally, we may receive other yield enhancements in connection with these senior subordinated debt securities.

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Junior Subordinated Debt Securities: We seek to invest a portion of our assets in junior subordinated debt securities, also known as subordinated loans, subordinated notes and mezzanine loans. These junior subordinated debts include second lien notes and unsecured loans. Additionally, we may receive other yield enhancements and warrants to buy common and preferred stock or limited liability interests in connection with these junior subordinated debt securities.

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Preferred and Common Equity: In some cases we will purchase equity securities which consist of preferred and common equity or limited liability company interests, or warrants or options to acquire such securities, and are in combination with our debt investment in a business. Additionally, we may receive equity investments derived from restructurings on some of our existing debt investments. In some cases, we will own a significant portion of the equity and in other cases we may have voting control of the businesses in which we invest.

Additionally, pursuant to the 1940 Act, we must maintain at least 70% of our total assets in qualifying assets, which generally include each of the investment types listed above. Therefore, the 1940 Act permits us to invest up to 30% of our assets in other non-qualifying assets.

Because the majority of the loans in our portfolio consist of term debt of private U.S. companies that typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be at rates below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered high risk as compared to investment-grade debt instruments.

Investment Concentrations

As of September 30, 2012, our portfolio consisted of loans to 50 companies in 28 states in 21 different industries with an aggregate fair value of $274.0 million. As of September 30, 2012, there were 20 syndicated investments totaling $77.8 million at cost and $78.2 million at fair value, or 21.3% and 28.5% of the total aggregate portfolio, respectively. Since our initial public offering in 2001, we have invested in 158 different companies, while making over 109 consecutive distributions to common stockholders.

As of September 30, 2012, approximately 64.4% of the aggregate fair value of our portfolio was comprised of senior term debt, 32.5% was senior subordinated term debt, 0.1% was junior subordinated debt and 3.0% was in equity securities. The following table outlines our investments by security type as of September 30, 2012:

(Dollars in thousands)

	September 30, 2012
	Cost		Fair Value
Senior debt	$235,158	64.4%	$164,345	60.0%
Senior subordinated debt	118,469	32.5	100,149	36.5
Junior subordinated debt	428	0.1	498	0.2

Total debt investments	354,055	97.0	264,992	96.7

Preferred equity	6,719	1.8	1,103	0.4
Common equity/equivalents	4,247	1.2	7,865	2.9

Total equity investments	10,966	3.0	8,968	3.3

Total Investments	$365,021	100.0%	$273,960	100.0%

Investments at fair value consisted of the following industry classifications at September 30, 2012:

(Dollars in thousands)

	September 30, 2012
Industry Classification	Fair Value	Percentage of Total Investments
Electronics	$42,111	15.4%
Healthcare, education and childcare	32,867	12.0
Mining, steel, iron and non-precious metals	31,590	11.5
Broadcast and entertainment	25,505	9.3
Retail store	19,360	7.1
Aerospace and defense	16,597	6.0
Oil and gas	15,386	5.6
Printing and publishing	12,760	4.6
Automobile	12,168	4.4
Textiles and leather	9,776	3.6
Personal and non-durable consumer products	8,399	3.1
Machinery	7,618	2.8
Personal, food and miscellaneous services	7,354	2.7
Beverage, food and tobacco	7,258	2.6
Diversified/conglomerate manufacturing	6,824	2.5
Buildings and real estate	5,920	2.2
Leisure, amusement, motion pictures and entertainment	5,380	2.0
Home and office furnishing, housewares and durable consumer goods	3,357	1.2
Telecommunications	1,070	0.4
Other, < 1%	2,660	1.0

Total Investments	$273,960	100.0%

The investments at fair value were included in the following geographic regions of the United States at September 30, 2012:

(Dollars in thousands)

	September 30, 2012
Geographic Region	Fair Value	Percent of Total Investments
Midwest	$127,179	46.4%
West	66,268	24.2
South	62,677	22.9
Northeast	9,836	3.6
Outside Continental U.S.	8,000	2.9

Total Investments	$273,960	100.0%

The geographic region reflects the location of the headquarters for our portfolio companies. A portfolio company may have a number of other business locations in other geographic regions.

Our Investment Adviser and Administrator

Gladstone Management Corporation (our “Adviser”) is our affiliate, investment adviser, and a privately-held company led by a management team which has extensive experience in our lines of business. The Adviser’s affiliate, a privately-held company, Gladstone Administration, LLC (our “Administrator”), employs our chief financial officer and treasurer, chief accounting officer, chief compliance officer, internal counsel and secretary and their respective staffs. Excluding our chief financial officer and treasurer and chief accounting officer, all of our executive officers serve as directors or executive officers, or both, of the following of our affiliates: Gladstone Commercial Corporation (“Gladstone Commercial”), a publicly-traded real estate investment trust; Gladstone Investment Corporation (“Gladstone Investment”), a publicly-traded BDC and RIC; the Adviser; and the Administrator. Our chief financial officer and treasurer is also the chief financial officer and treasurer of Gladstone Investment.

The Adviser and Administrator also provide investment advisory and administrative services, respectively, to our other affiliates, including, but not limited to, Gladstone Commercial; Gladstone Investment; Gladstone Land Corporation, a private agricultural real estate company owned by David Gladstone, our chairman and chief executive officer; and Gladstone Securities, LLC (“Gladstone Securities”), a privately-held broker-dealer registered with the Financial Industry Regulatory Authority (“FINRA”) and insured by the Securities Investor Protection Corporation. Our chief executive officer also serves on the board of managers of Gladstone Securities as an outside non-employee manager. The Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds and companies, both public and private.

We have been externally managed by the Adviser pursuant to an investment advisory agreement since October 1, 2004. The Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is headquartered in McLean, Virginia, a suburb of Washington, D.C., and also has offices in several other states.

Corporate Information

Our executive offices are located at 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102 and our telephone number is (703) 287-5800. Our corporate website is located at www.gladstonecapital.com. Our website and the information contained therein or connected thereto shall not be deemed to be incorporated into this prospectus or the registration statement of which it forms a part.

Our Investment Strategy

To achieve our objectives, we seek to invest in several categories of debt and equity securities, with each investment generally ranging from $5 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment.

In general, our investments in debt securities have a term of no more than seven years, accrue interest at variable rates (based on the London Interbank Offered Rate (“LIBOR”)) and, to a lesser extent, at fixed rates. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, have a success fee or deferred interest provision and are primarily interest only with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control in the business. Some debt securities have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called “paid in kind” (“PIK”).

Typically, our equity investments consist of common stock, preferred stock, limited liability company interests, or warrants to purchase the foregoing. Often, these equity investments occur in connection with our original investment, recapitalizing a business, or refinancing existing debt. Although at times we may enter into co-investment transactions with Gladstone Investment, in relation to one another, we will generally invest a greater portion of our assets in debt securities, while Gladstone Investment will generally invest a greater portion of its assets in equity securities.

The Adviser uses the investment referral networks of Mr. David Gladstone, our chairman and chief executive officer, Mr. Terry Brubaker, our vice chairman and chief operating officer, and Mr. George Stelljes III, our president and chief investment officer, and of its managing directors to identify and make equity investments or finance senior and subordinated loans to borrowers that need funds to grow, restructure their balance sheets or effect a change of control. We believe that our business strategy will enable us to achieve a high level of current income by investing in equity securities and debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes of established private businesses that are backed by leveraged buyout funds, venture capital funds or others. In addition, from time to time we might acquire existing loans that meet this profile from leveraged buyout funds, venture capital funds and others. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we might receive when we make loans.

We target small and medium-sized private businesses that meet certain criteria, including some but not necessarily all of the following: the potential for growth in cash flow, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the borrower, profitable operations based on the borrower’s cash flow, reasonable capitalization of the borrower (usually by leveraged buyout funds or venture capital funds) and the potential to realize appreciation and gain liquidity in our equity position, if any. We may achieve liquidity in an equity position through a merger or acquisition of the borrower, a public offering of the borrower’s stock or by exercising our right to require the borrower to repurchase our warrants, although we cannot assure you that we will always have these rights. We can also achieve a similar effect by requiring the borrower to pay us conditional interest, which we refer to as a success fee, upon the occurrence of certain events. Success fees are dependent upon the success of the borrower and the occurrence of a triggering event, and are paid in lieu of warrants to purchase common stock of the borrower.

Investment Process

Overview of Investment and Approval Process

To originate investments, the Adviser’s investment professionals use an extensive referral network comprised primarily of venture capitalists, leveraged buyout funds, investment bankers, attorneys, accountants, commercial bankers and business brokers. The Adviser’s investment professionals review informational packages from these and other sources in search of potential investment opportunities. If a potential opportunity matches our investment objectives, the investment professionals will seek an initial screening of the opportunity from the Adviser’s investment committee which is composed of Messrs. Gladstone, Brubaker and Stelljes. Further, if the potential opportunity matches our investment objectives and strategies and the investment objectives and strategies of another fund advised by the Adviser that is covered by the co-investment order, dated July 26, 2012, the investment could be allocated to more than one fund as a co-investment. If the prospective portfolio company passes this initial screening, the investment professionals conduct a due diligence investigation and create a detailed profile summarizing the prospective portfolio company’s historical financial statements, industry and management team and analyzing its conformity to our general investment criteria. The investment professionals then present this profile to the Adviser’s investment committee, which must approve each investment. Further, each investment is available for review by the members of our Board of Directors, a majority of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Prospective Portfolio Company Characteristics

We have identified certain characteristics that we believe are important in identifying and investing in prospective portfolio companies. The criteria listed below provide general guidelines for our investment decisions, although not all of these criteria may be met by each portfolio company.

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Value-and-Income Orientation and Positive Cash Flow. Our investment philosophy places a premium on fundamental analysis from an investor’s perspective and has a distinct value-and-income orientation. In seeking value, we focus on companies in which we can invest at relatively low multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), and that have positive operating cash flow at the time of investment. In seeking income, we typically invest in companies that generate relatively stable to growing sales and cash flow to provide some assurance that they will be able to service their debt and pay any required distributions on preferred stock. Typically, we do not expect to invest in start-up companies or companies with what we believe to be speculative business plans.

•

Experienced Management. We generally require that the businesses in which we invest have an experienced management team. We also require the businesses to have in place proper incentives to induce management to succeed and act in concert with our interests as investors, including having significant equity or other interests in the financial performance of their companies.

•

Strong Competitive Position in an Industry. We seek to invest in businesses that have developed strong market positions within their respective markets and that we believe are well-positioned to capitalize on growth opportunities. We seek businesses that demonstrate significant competitive advantages versus their competitors, which we believe will help to protect their market positions and profitability.

•	Liquidation Value of Assets. The projected liquidation value of the assets, if any, is an important factor in our investment analysis in collateralizing our debt securities.

Extensive Due Diligence

The Adviser conducts what we believe are extensive due diligence investigations of our prospective portfolio companies and investment opportunities. The due diligence investigation may begin with a review of publicly available information and will generally include some or all of the following:

•	a review of the prospective portfolio company’s historical and projected financial information;

•	visits to the prospective portfolio company’s business site(s);

•	interviews with the prospective portfolio company’s management, employees, customers and vendors;

•	review of loan documents;

•	background checks on the prospective portfolio company’s management team; and

•	research on the prospective portfolio company’s products, services or particular industry.

Upon completion of a due diligence investigation and a decision to proceed with an investment, the Adviser’s investment professionals who have primary responsibility for the investment present the investment opportunity to the Adviser’s investment committee. The investment committee determines whether to pursue the potential investment. Additional due diligence of a potential investment may be conducted on our behalf by attorneys and independent accountants, as well as other outside advisers, prior to the closing of the investment, as appropriate.

We also rely on the long-term relationships that the Adviser’s investment professionals have with venture capitalists, leveraged buyout funds, investment bankers, commercial bankers, private equity sponsors, and business brokers. In addition, the extensive direct experience of our executive officers and managing directors in the operations of and providing debt and equity capital to small and medium-sized private businesses plays a significant role in our investment evaluation and assessment of risk.

Investment Structure

Once we have determined that a prospective acquisition, buyout or recapitalization meets our standards and investment criteria, we work with the management of that company and other capital providers to structure the transaction in a way that we believe will provide us with the greatest opportunity to maximize our return on the investment, while appropriately incentivizing company management. As discussed above, the capital classes through which we typically structure a deal include subordinated and mezzanine debt, senior secured debt and preferred and common equity. Through our risk management process, we seek to limit the downside risk of our investments by:

•	making investments with an expected total return (including both interest and potential equity appreciation) that we believe compensates us for the credit risk of the investment;

•	seeking collateral or superior positions in the portfolio company’s capital structure where possible;

•	incorporating put rights and call protection into the investment structure where possible; and

•

negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility as possible in managing their businesses, consistent with the preservation of our capital.

We expect to hold most of our investments in subordinated debt, mezzanine debt or equity interests until maturity or repayment, but may sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company or, in the case of an equity investment in a company, its initial public offering.

Hedging Strategies

Although it has not yet happened, nor do we expect it to happen in the near future, if one of our portfolio companies goes public, we may undertake hedging strategies with regard to any equity interests that we may have in that company. We may mitigate risks associated with the volatility of publicly-traded securities by, for example, selling securities short or writing or buying call or put options. Hedging against a decline in the value of such investments in public companies would not eliminate fluctuations in the values of such investments or prevent losses if the values of such investments decline, but would establish or enhance a hedging strategy to seek to protect our investment in such securities. Therefore, by engaging in hedging transactions, we would seek to moderate the decline in the value of our hedged investments in public companies. However, such hedging transactions would also limit our opportunity to gain from an increase in the value of our investment in the public company. In the future, we may enter into hedging transactions, such as interest rate cap agreements, in connection with the borrowings that we make under our line of credit. We currently do not hold any interest rate cap agreements, although we have done so in the past. Hedging strategies can pose risks to us and our stockholders; however we believe that such activities are manageable because they will be limited to only a portion of our portfolio.

Section 12(a)(3) of the 1940 Act prohibits us from effecting a short sale of any security “in contravention of such rules and regulations or orders as the [SEC] may prescribe as necessary or appropriate in the public interest or for the protection of investors . . .” However, to date, the SEC has not promulgated regulations under this statute. It is possible that such regulations could be promulgated in the future in a way that would require us to change any hedging strategies that we may adopt. In addition, our ability to engage in short sales may be limited by the 1940 Act’s leverage limitations. We will only engage in hedging activities in compliance with applicable laws and regulations.

Competitive Advantages

A large number of entities compete with us and make the types of investments that we seek to make in small and medium-sized privately-owned businesses. Such competitors include private equity funds, leveraged buyout funds, venture capital funds, investment banks and other equity and non-equity based investment funds, and other financing sources, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger than we are and have considerably greater funding sources that are not available to us; however, the ability to co-invest with other funds advised by our Adviser could help alleviate the disparity of available funding sources between us and our larger competitors. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many of these competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. However, we believe that we have the following competitive advantages over other providers of financing to small and mid-sized businesses.

Management Expertise

David Gladstone, our chairman and chief executive officer, is also the chairman and chief executive officer of the Adviser and certain of its affiliated companies, (the “Gladstone Companies”), and has been involved in all aspects of the Gladstone Companies’ investment activities, including serving as a member of the Adviser’s investment committee. Terry Lee Brubaker is our vice chairman and chief operating officer, and has substantial experience in acquisitions and operations of companies. George Stelljes III is our president and chief investment officer and has extensive experience in leveraged finance. Messrs. Gladstone, Brubaker and Stelljes have principal management responsibility for the Adviser constituting the majority of its senior executive officers. These individuals dedicate a significant portion of their time to managing our investment portfolio. Our senior management has extensive experience providing capital to small and mid-sized companies and has worked together for more than 10 years. In addition, we have access to the resources and expertise of the Adviser’s investment professionals and supporting staff who possess a broad range of transactional, financial, managerial and investment skills.

Increased Access to Investment Opportunities Developed Through Proprietary Research Capability and an Extensive Network of Contacts

The Adviser seeks to identify potential investments both through active origination and due diligence and through its dialogue with numerous management teams, members of the financial community and potential corporate partners with whom the Adviser’s investment professionals have long-term relationships. We believe that the Adviser’s investment professionals have developed a broad network of contacts within the investment, commercial banking, private equity and investment management communities, and that their reputation in investment management enables us to identify well-positioned prospective portfolio companies which provide attractive investment opportunities. Additionally, the Adviser expects to generate information from its professionals’ network of accountants, consultants, lawyers and management teams of portfolio companies and other companies.

Disciplined, Value and Income-Oriented Investment Philosophy with a Focus on Preservation of Capital

In making its investment decisions, the Adviser focuses on the risk and reward profile of each prospective portfolio company, seeking to minimize the risk of capital loss without foregoing the potential for capital appreciation. We expect the Adviser to use the same value and income-oriented investment philosophy that its professionals use in the management of the other Gladstone Companies and to commit resources to management of downside exposure. The Adviser’s approach seeks to reduce our risk in investments by using some or all of the following approaches:

•	focusing on companies with good market positions and good cash flow;

•	investing in businesses with experienced and established management teams;

•	engaging in extensive due diligence from the perspective of a long-term investor;

•	investing at low price-to-cash flow multiples; and

•	adopting flexible transaction structures by drawing on the experience of the investment professionals of the Adviser and its affiliates.

Longer Investment Horizon with Attractive Publicly-traded Model

Unlike private equity and venture capital funds that are typically organized as finite-life partnerships, we are not subject to standard periodic capital return requirements. The partnership agreements of most private equity and venture capital funds typically provide that these funds may only invest investors’ capital once and must return all capital and realized gains to investors within a finite time period, often seven to ten years. These provisions often force private equity and venture capital funds to seek returns on their investments by causing their portfolio companies to pursue mergers, public equity offerings, or other liquidity events more quickly than might otherwise be optimal or desirable, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles provides us with the opportunity to achieve greater long-term returns on invested capital.

Flexible Transaction Structuring

We believe our management team’s broad expertise and its ability to draw upon many years of combined experience enables the Adviser to identify, assess, and structure investments successfully across all levels of a company’s capital structure and manage potential risk and return at all stages of the economic cycle. We are not subject to many of the regulatory limitations that govern traditional lending institutions such as banks. As a result, we are flexible in selecting and structuring investments, adjusting investment criteria and transaction structures, and, in some cases, the types of securities in which we invest. We believe that this approach enables the Adviser to identify attractive investment opportunities that will continue to generate current income and capital gain potential throughout the economic cycle, including during turbulent periods in the capital markets. One example of our flexibility is our ability to exchange our publicly-traded stock for the stock of an acquisition target in a tax-free reorganization under the Code. After completing an acquisition in such an exchange, we can restructure the capital of the small company to include senior and subordinated debt.

Leverage

For the purpose of making investments and to take advantage of favorable interest rates, we may issue senior securities up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us to issue senior securities representing indebtedness and senior securities that are stock, to which we refer collectively as “Senior Securities,” in amounts such that our asset coverage, as defined in Section 18(h) of the 1940 Act, is at least 200% immediately after each issuance of Senior Securities. We may also incur indebtedness to repurchase our common stock. As a result of incurring indebtedness generally (for example, through our Credit Facility) or issuing senior securities representing indebtedness, we are exposed to the risks of leverage. Although borrowing money for investments increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a greater impact on the value of our common stock to the extent that we have borrowed money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds.

Our Board of Directors is authorized to provide for the issuance of Senior Securities with such preferences, powers, rights and privileges as it deems appropriate, subject to the requirements of the 1940 Act. See “Regulation as a Business Development Company—Asset Coverage” for a discussion of our leveraging constraints.

In addition, our ability to pay dividends or distributions (other than dividends payable in our stock) to holders of any class of our capital stock would be restricted if our senior securities representing indebtedness fail to have an asset coverage of at least 200% (measured at the time of declaration of such distribution and accounting for such distribution). The 1940 Act does not apply this limitation to privately arranged debt that is not intended to be publicly distributed, unless this limitation is specifically negotiated by the lender. In addition, our ability to pay dividends or distributions (other than dividends payable in our common stock) to our common stockholders would be restricted if our senior securities that are stock fail to have an asset coverage of at least 200% (measured at the time of declaration of such distribution and accounting for such distribution). If the value of our assets declines, we might be unable to satisfy these asset coverage requirements. To satisfy the 200% asset coverage requirement in the event that we are seeking to pay a distribution, we might either have to (i) liquidate a portion of our loan portfolio to repay a portion of our indebtedness or (ii) issue common stock. This may occur at a time when a sale of a portfolio asset may be disadvantageous, or when we have limited access to capital markets on agreeable terms. In addition, any amounts that we use to service our indebtedness or for offering expenses will not be available for distributions to our stockholders. If we are unable to regain asset coverage through these methods, we may be forced to suspend the payment of such dividends.

In November 2011, we completed a public offering of an aggregate of approximately 1.5 million shares of 7.125% Series 2016 Term Preferred Stock, par value $0.001 per share (the “Term Preferred Stock”), at a public offering price of $25.00 per share. The Term Preferred Stock has an aggregate liquidation preference of $38.5 million, which we have recorded as a liability in accordance with the U.S. generally accepted accounting principles and as such will affect our asset coverage, exposing us to additional leverage risks. For a further discussion of the terms of our Term Preferred Stock, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Equity.”

Ongoing Relationships with and Monitoring of Portfolio Companies

The Adviser’s investment professionals actively oversee each investment by continuously evaluating the portfolio company’s performance and working collaboratively with the portfolio company’s management to identify and incorporate best resources and practices that help us achieve our investment expectations.

Monitoring

The Adviser’s investment professionals monitor the financial performance, trends, and changing risks of each portfolio company on an ongoing basis to determine if each company is performing within expectations and to guide the portfolio company’s management in taking the appropriate courses of action. The Adviser employs various methods of evaluating and monitoring the performance of our investments in portfolio companies, which may include the following:

•	Monthly analysis of financial and operating performance;

•	Assessment of the portfolio company’s performance against its business plan and our investment expectations;

•	Assessment of the investment’s risks;

•	Participation in the portfolio company’s board of directors or management meetings;

•	Assessment of portfolio company management, sponsor, governance and strategic direction;

•	Assessment of the portfolio company’s industry and competitive environment; and

•	Review and assessment of the portfolio company’s operating outlook and financial projections.

Relationship Management

The Adviser’s investment professionals interact with various parties involved with a portfolio company, or investment, by actively engaging with internal and external constituents, including:

•	Management;

•	Boards of directors;

•	Financial sponsors;

•	Capital partners; and

•	Advisers and consultants.

Managerial Assistance and Services

As a BDC, we make available significant managerial assistance to our portfolio companies and may provide other services to such portfolio companies. Neither we nor the Adviser currently receives fees in connection with the managerial assistance we make available. At times, the Adviser provides other services to certain of our portfolio companies and it receives fees for these other services with 50% of certain of these fees, and 100% of others, credited against the base management fee that we would otherwise be required to pay to the Adviser.

In February 2011, Gladstone Securities started providing other services (such as investment banking and due diligence services) to certain of our portfolio companies. The fees the portfolio companies paid to Gladstone Securities do not impact the overall fees we pay to the Adviser or the overall fees credited against the base management fee.

Valuation Process

The following is a general description of the steps we take each quarter to determine the value of our investment portfolio. We value our investments in accordance with the requirements of the 1940 Act. We value securities for which market quotations are readily available at their market value. We value all other securities and assets at fair value as determined in good faith by our Board of Directors. In determining the value of our investments, the Adviser has established an investment valuation policy (the “Policy”). The Policy has been approved by our Board of Directors and each quarter the Board of Directors reviews whether the Adviser has applied the Policy consistently and votes whether or not to accept the recommended valuation of our investment portfolio. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been obtained had a ready market for the securities existed. Investments for which market quotations are readily available are recorded in our financial statements at such market quotations. With respect to any investments for which market quotations are not readily available, we perform the following valuation process each quarter:

•	Our quarterly valuation process begins with each portfolio company or investment being initially assessed by the Adviser’s investment professionals responsible for the investment, using the Policy.

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Preliminary valuation conclusions are then discussed with our management, and documented, along with any independent opinions of value provided by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”), for review by our Board of Directors.

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Our Board of Directors reviews this documentation and discusses the information provided by our management, and the opinions of value provided by SPSE to arrive at a determination that the Policy has been followed for determining the aggregate fair value of our portfolio of investments.

Our valuation policies, procedures and processes are more fully described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies — Investment Valuation.”

Investment Advisory and Management Agreements

We are externally managed pursuant to contractual arrangements with the Adviser under which the Adviser and Administrator employ all of our personnel and pay our payroll, benefits and general expenses directly. In 2004, we entered into an investment advisory agreement with the Adviser (as amended, the “Advisory Agreement”), which is controlled by our chairman and chief executive officer. In accordance with the Advisory Agreement, we pay the Adviser fees as compensation for its services, consisting of a base management fee and an incentive fee. On July 10, 2012, our Board of Directors approved the renewal of the Advisory Agreement through August 31, 2013.

Base Management Fee

The base management fee is computed and payable quarterly and is assessed at an annual rate of 2.0% computed on the basis of the value of our average gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. Overall, the base management fee cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year. In addition, the following three items are potential adjustments to the base management fee calculation.

•	Loan Servicing Fees

The Adviser also services the loans held by our wholly-owned subsidiary, Business Loan, in return for which the Adviser generally receives a 1.5% annual fee based on the monthly aggregate outstanding balance of loans pledged under our line of credit. Since we own these loans, all loan servicing fees paid to the Adviser are treated as reductions directly against the 2.0% base management fee under the Advisory Agreement.

•	Portfolio Company Fees

Under the Advisory Agreement, the Adviser has also provided and continues to provide managerial assistance and other services to our portfolio companies and may receive fees for services other than managerial assistance with 50% of certain of these fees, and 100% of others, credited against the base management fee that we would otherwise be required to pay to the Adviser.

•	Senior Syndicated Loan Fee Waiver

Our Board of Directors accepted an unconditional and irrevocable voluntary waiver from the Adviser to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations, for the years ended September 30, 2012, 2011, 2010 and 2009.

Incentive Fee

The incentive fee consists of two parts: an income-based incentive fee and a capital gains-based incentive fee. The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). We will pay the Adviser an income-based incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

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100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income

allocated to income-based portion of incentive fee

The second part of the incentive fee is a capital gains-based incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to the Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains-based incentive fee for such year equals 20% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years. We have not incurred capital gains-based incentive fees from inception through September 30, 2012, as cumulative unrealized capital depreciation has exceeded cumulative realized capital gains net of cumulative realized capital losses.

Additionally, in accordance with accounting principles generally accepted in the U.S. (“GAAP”), we have not accrued a capital gains-based incentive fee since inception. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains-based incentive fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains-based incentive fee equal to 20% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such year. GAAP requires that the capital gains-based incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. In such instances, however, there could be no assurance that any such unrealized capital appreciation would be realized in the future.

Our Board of Directors accepted an unconditional and irrevocable voluntary waiver from the Adviser to reduce the income-based incentive fee to the extent net investment income did not cover 100% of the distributions to stockholders for the fiscal years ended September 30, 2012, 2011, 2010 and 2009. For the years ended September 30, 2012, 2011, 2010 and 2009, these credits totaled approximately $278,000, $21,000, $165,000 and $3,326,000, respectively.

Administration Agreement

In 2004, we entered into an administration agreement with the Administrator (as amended, the “Administration Agreement”), whereby we pay separately for administrative services. The Administration Agreement provides for quarterly payments equal to our allocable portion of the Administrator’s overhead expenses in performing its obligations under the Administration Agreement, including, but not limited to, rent and salaries and benefits expenses of our chief financial officer, chief accounting officer, chief compliance officer, internal counsel and their respective staffs. Our allocable portion of expenses is generally derived by multiplying the Administrator’s total allocable expenses by the percentage of our total assets at the beginning of the quarter in comparison to the total assets at the beginning of the quarter of all companies managed by the Adviser under similar agreements. On July 10, 2012, our Board of Directors approved the renewal of the Administration Agreement through August 31, 2013.

Code of Ethics

We, the Adviser and the Administrator have each adopted a code of ethics and business conduct applicable to our officers, directors and all employees of the Adviser and the Administrator that complies with the guidelines set forth in Item 406 of Regulation S-K of the Securities Act. As required by the 1940 Act, this code establishes procedures for personal investments, restricts certain transactions by our personnel and requires the reporting of certain transactions and holdings by our personnel. A copy of this code is available for review, free of charge, at our website at www.gladstonecapital.com. We intend to provide any required disclosure of any amendments to or waivers of the provisions of this code by posting information regarding any such amendment or waiver to our website within four days of its effectiveness.

Compliance Policies and Procedures

We and the Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and our Board of Directors is required to review these compliance policies and procedures annually to assess their adequacy and the effectiveness of their implementation. We have designated a chief compliance officer, John Dellafiora, Jr., who also serves as chief compliance officer for the Adviser.

Competition

A large number of entities compete with us and make the types of investments that we seek to make in small and medium-sized privately-owned businesses. Such competitors include private equity funds, leveraged buyout funds, venture capital funds, investment banks and other equity and non-equity based investment funds, and other financing sources, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger than we are and have considerably greater funding sources that are not available to us, although our ability to co-invest with other funds advised by our Adviser may lessen this disparity. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many of these competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. There is no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. In addition, because of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objective or that we will be able to meet our investment goals. Recently we have seen an increase in our competition such that terms and rates for proposed loans have been reduced. However, we believe that our extensive loan referral network and flexible transaction structuring enable us to compete effectively for opportunities in the current market environment.

Staffing

We do not currently have any employees and do not expect to have any employees in the foreseeable future. Currently, services necessary for our business are provided by individuals who are employees of the Adviser and the Administrator pursuant to the terms of the Advisory Agreement and the Administration Agreement, respectively. No employee of the Adviser or the Administrator will dedicate all of his or her time to us. However, we expect that 25-30 full time employees of the Adviser and the Administrator will spend substantial time on our matters during calendar year 2013. To the extent we acquire more investments, we anticipate that the number of employees of the Adviser and the Administrator who devote time to our matters will increase.

As of December 31, 2012, the Adviser and the Administrator collectively had 56 full-time employees. A breakdown of these employees is summarized by functional area in the table below:

Number of Individuals	Functional Area
10	Executive Management
34	Investment Management, Portfolio Management and Due Diligence
12	Administration, Accounting, Compliance, Human Resources, Legal and Treasury

Properties

We do not own any real estate or other physical properties materially important to our operations. The Adviser is the current leaseholder of all properties in which we operate. We occupy these premises pursuant to our Advisory and Administration Agreements with the Adviser and Administrator, respectively. The Adviser and Administrator are both headquartered in McLean, Virginia and the Adviser also has offices in several other states.

Legal Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us.

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2012, regarding each portfolio company in which we had a debt or equity security as of such date. All such investments have been made in accordance with our investment policies and procedures described in this prospectus.

(Dollars in thousands)

Company	Industry	Investment	% of Class Held on Fully Diluted Basis		Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS

Non-syndicated Loans:

Access Television Network, Inc. 2600 Michelson Drive, Ste 1650 Irvine, California 91612	Broadcasting and entertainment	Senior Term Debt			$903	$—

Allison Publications, LLC 4311 Oak Lawn, Suite 100 Dallas, Texas 75219	Printing and publishing	Senior Term Debt			7,864	7,510

BAS Broadcasting 905 West State St. Fremont, OH 43420	Broadcasting and entertainment	Senior Term Debt			7,465	1,866

Chinese Yellow Pages Company 9550 Flair Drive Suite 200 El Monte, CA 91731	Printing and publishing	Line of Credit			438	285

CMI Acquisition, LLC 4211 E. 43rd St. Place Kearney, NE 68848	Mining, steel, iron and non-precious metals	Senior Subordinated Term Debt			14,265	13,766

FedCap Partners, LLC 11951 Freedom Drive, 13th Fl Reston, VA 20190	Private equity fund	Class A Membership Units	6.7%		2,000	2,964

Francis Drilling Fluids, Ltd. 240 Jasmine Road Crowley, LA 70526	Oil and gas	Senior Subordinated Term Debt Preferred Units Common Units	4.6 4.6	% %	15,000 999 1	14,906 479 —

GFRC Holdings, LLC 3615 Miller Park Dr. Garland, TX 75042	Buildings and real estate	Senior Term Debt Senior Subordinated Term Debt			5,124 6,598	2,587 3,332

Heartland Communications Group 909 North Railroad Eagle River, WI 54521	Broadcasting and entertainment	Line of Credit Line of Credit Senior Term Debt Common Stock Warrants	8.8%		100 45 4,333 66	40 18 1,737 —

International Junior Golf Training Acquisition Company 58 Hospital Center Common Hilton Head, SC 29926	Leisure, amusement, motion pictures and entertainment	Line of Credit Senior Term Debt Senior Term Debt			2,025 461 2,500	1,154 263 1,425

Legend Communications of Wyoming, LLC 6805 Douglas Legum Dr, Ste 100 Elkridge, MD 21075	Broadcasting and entertainment	Senior Term Debt			8,661	4,547

North American Aircraft Services, LLC 11502 Jones Maltsberger San Antonio, TX 78216	Aerospace and defense	Line of Credit Senior Term Debt Senior Subordinated Term Debt Senior Subordinated Term Debt Common Stock Warrants	4.6%		1,500 4,265 4,750 2,820 350	1,489 4,233 4,714 2,799 399

Northstar Broadband, LLC 3660 East Covington Ave suite C Post Falls, ID 83854	Broadcasting and entertainment	Senior Term Debt			18	20

Ohana Media Group 833 Gambell Street Anchorage, AK 99501	Broadcasting and entertainment	Senor Term Debt			1,590	1,463

POP Radio, LLC	Broadcasting and entertainment	Senior Term Debt		11,500	11,486
174 S. Main Street		Junior Subordinated Term Debt		428	498
Salt Lake City, Utah 84111		Participation Unit	2.4%	75	—

Precision Acquisition Group Holdings, Inc. 435 Burt Street Sistersville, WV 26175	Machinery	Equipment Note Senior Term Debt Senior Term Debt		1,000 4,125 4,053	830 3,424 3,364

PROFIT Systems Acquisition Co. 422 E. Vermijo Ave, Suite 100 Colorado Springs, CO 80903	Electronics	Senior Term Debt		2,550	2,486

Reliable Biopharmaceutical	Healthcare, education and childcare	Line of Credit		2,900	2,690
Holdings, Inc.		Mortgage Note		7,074	6,562
1945 Walton Rd.		Senior Term Debt		11,452	10,622
St. Louis, MO 63114		Senior Subordinated Term Debt		6,000	5,565
		Common Stock Warrants	6.7%	209	—

Saunders & Associates 2520 East Rose Garden Ln. Phoenix, AZ 85050	Electronics	Line of Credit Senior Term Debt		917 8,947	807 7,873

Sunburst Media—Louisiana, LLC 300 Crescent Court, Suite 850 Dallas, Texas 75201	Broadcasting and entertainment	Senior Term Debt		6,000	2,250

Thibaut Acquisition Co.	Home and office furnishings, housewares,	Line of Credit		350	347
480 Frelinghuysen Avenue	and durable consumer products	Senior Term Debt		25	25
Newark, NJ 07114		Senior Term Debt		3,000	2,985

Westlake Hardware, Inc.	Retail store	Senior Subordinated Term Debt		12,000	11,640
14000 Marshall Dr.		Senior Subordinated Tem Debt		8,000	7,720
Lenexa, KS 66215

Westland Technologies, Inc.	Diversified/conglomerate manufacturing	Senior Term Debt		1,650	1,617
107 S Riverside Dr		Senior Term Debt		4,000	3,920
Modesto, CA 95354		Common Stock Warrants	4.9%	350	228

Subtotal – Non-syndicated loans				$190,746	$158,935

Syndicated Loans:

Airvana Network Solutions, Inc. 19 Alpha Road, Chelmsford, MA 01824	Telecommunications	Senior Term Debt		$1,036	$1,070

Allied Security Holdings, LLC 161 Washington Street Eight Tower Bridge, Suite 600 Conshocken, PA 19428	Personal, food and miscellaneous services	Senior Subordinated Term Debt		992	990

Ameriqual Group, LLC 18200 Highway 41 North Evansville, IN 47725	Beverage, food and tobacco	Senior Term Debt		7,295	7,258

Applied Systems, Inc. 200 Applied Parkway, University Park, IL 60466	Insurance	Senior Subordinated Term Debt		992	995

Ascend Learning, LLC 7500 West 160th Street, Stillwell, KS 66085	Healthcare, education and childcare	Senior Subordinated Term Debt		975	998

Autoparts Holdings Limited 39 Old Ridgebury Rd Danbury, CT 06810	Automobile	Senior Term Debt		996	870

Blue Coat Systems, Inc. 420 North Mary Avenue Sunnyvale, CA 94086	Electronics	Senior Subordinated Term Debt		8,497	8,500

HGI Holding, Inc 1810 Summit Commerce Park Twinsburg, OH 44087	Personal and non-durable consumer products	Senior Term Debt		1,539	1,574

Hubbard Radio, LLC 3415 University Ave St. Paul, MN 55114	Broadcasting and entertainment	Senior Subordinated Term Debt		496	508

Keypoint Government Solutions, Inc 1750 Foxtrail Drive Loveland, CO 80538	Personal, food and miscellaneous services	Senior Term Debt		6,340	6,364

Mood Media Corporation 99 Sante Drive, Concord, ON, Canada L4K 3C4	Electronics	Senior Term Debt		7,930	8,000

National Surgical Hospitals, Inc. 250 South Wacker Drive, Suite 500 Chicago, IL 60606	Healthcare, education and childcare	Senior Term Debt		1,596	1,581

PLATO Learning, Inc. 5600 W 83rd Street Bloomington, MN 55437	Healthcare, education and childcare	Senior Subordinated Term Debt		4,903	4,850

Sensus USA, Inc. 8601 Six Forks Road Raleigh, NC 27615	Electronics	Senior Term Debt		496	500

Springs Window Fashions, LLC 7549 Graber Road Middleton, WI 53562	Personal and non-durable consumer products	Senior Term Debt		6,853	6,825

SRAM, LLC 1333 N. Kingsbury, 4th Floor Chicago, Illinois 60622	Leisure, amusement, motion pictures and entertainment	Senior Term Debt		2,478	2,538

Targus Group International, Inc. 1211 North Miller Street Anaheim, CA 92806	Textiles and leather	Senior Term Debt		9,719	9,776

Vision Solutions, Inc. 15300 Barranca Parkway Irvine, California 92618	Electronics	Senior Term Debt		10,926	10,945

Wall Street Systems Holdings, Inc. 1290 Avenue of the Americas New York, NY 10104	Electronics	Senior Term Debt		2,974	3,000

WP Evenflo Group Holdings, Inc.	Diversified/conglomerate manufacturing	Senior Term Debt		277	274
707 Crossroads Court		Senior Preferred Equity	0.9%	333	460
Vandalia, OH 45377		Junior Preferred Equity	4.4%	111	164
		Common Stock	0.8%	—	160

Subtotal—Syndicated loans				$77,754	$78,200

Total Non-Control/Non-Affiliate Investments (represented 86.6% of total investments at fair value)				$268,500	$237,135

CONTROL INVESTMENTS

Defiance Integrated Technologies,Inc.	Automobile	Senior Term Debt		$7,185	$7,185
1090 Perry Street		Common Stock	59.3%	1	4,113
Defiance, OH 43512

Kansas Cable Holdings, Inc.	Broadcasting and entertainment	Line of Credit		910	8
PO Box 67235		Senior Term Debt		1,444	13
Topeka, KS 66667		Senior Term Debt		1,000	9
		Common Stock	100.0%	—	—

Lindmark Acquisition, LLC	Broadcasting and entertainment	Senior Subordinated Term Debt		10,000	750
306 Lindmark Ave		Senior Subordinated Term Debt		2,000	150
Purcell, OK 73080		Senior Subordinated Term Debt		1,909	143
		Common Stock	100.0%	317	—

LocalTel, LLC	Printing and publishing	Line of credit		2,624	548
360 Merrimack Street, Suite 216		Line of Credit		1,170	—
Lawrence, MA 01843		Senior Term Debt		325	—
		Senior Term Debt		2,688	—
		Senior Term Debt		2,750	—
		Common Stock Warrants	40.0%	—	—

Midwest Metal Distribution, Inc.	Mining, steel, iron and non-precious metals	Senior Subordinated Term Debt		18,272	17,824
6270 Van Buren Road		Common Stock	50.1%	138	—
Clinton, OH 44216

Sunshine Media Holdings	Printing and publishing	Line of credit		1,800	270
735 Broad St, Suite 708		Senior Term Debt		16,948	2,542
Chattanooga, TN 37402		Senior Term Debt		10,700	1,605
		Junior Preferred Equity	93.4%	5,275	—
		Common Stock	72.0%	740	—

Viapack, Inc. 1224 S. Hamilton St Dalton, GA 30720	Chemicals, plastics and rubber	Line of Credit Senior Real Estate Term Debt Senior Term Debt Preferred Equity	98.3%	3,800 600 3,925 —	760 120 785 —

Total Control Investments (represented 13.4% of total investments at fair value)				$96,521	$36,825

Total Investments				$365,021	$273,960

Significant Portfolio Companies

Set forth below is a brief description of each portfolio company in which we have made an investment that currently represents greater than 5% of our total assets at fair value (excluding cash pledged to creditors). Because of the relative size of our investments in these companies, we are exposed to a greater degree to the risks associated with these companies.

Francis Drilling Fluids, Ltd.

We currently hold investments, having an aggregate fair value of $15.4 million as of September 30, 2012, in Francis Drilling Fluids, Ltd. and its subsidiaries, which we refer to as FDF. Our investments in FDF consist of a senior subordinated term loan with a principal amount outstanding of $15.0 million (maturing November 4, 2017), 999 preferred units we purchased for $999,000 and 999 common units we purchased for $1,000.

FDF is a logistics network provider of warehousing, transportation and energy field services that focus on fracturing materials required for high-pressure, fracture stimulation for horizontal oil and natural gas drilling. FDF provides its oil shale and gas shale oilfield services and exploration and production customers all of their drilling fluids, storage and transportation of hydraulic fracturing materials, equipment rental and cleaning service needs during every stage of the drilling process. FDF focuses on oil and natural gas drilling customers primarily in Texas, Oklahoma, Louisiana, Arkansas and Wyoming. Because of the relative size of this investment, we are significantly exposed to the risks associated with FDF’s business. FDF’s profitability is directly correlated with oil and gas prices, as prices drive drilling rig activity. FDF’s business is also affected by the stability of the U.S. domestic oil and gas exploration and the level of reliance on foreign oil and the regulations in the industry in general, specifically around use of cleaner fuels.

Decreases in growth of domestic energy exploration and production of oil and natural gas could negatively impact FDF’s earnings and cash flows. In addition, new federal and state regulations around natural gas drilling in an environmentally sustainable manner could also impact FDF’s services as its customers may be negatively impacted by adopting these regulations.

The principal executive offices of FDF are located at 240 Jasmine Road, Crowley, Louisiana 70526.

Midwest Metal Distribution, Inc.

We currently hold investments, having an aggregate fair value of $17.8 million as of September 30, 2012, in Midwest Metal Distribution, Inc., which we refer to as Midwest Metal. Our investments in Midwest Metal consist of a senior subordinated term loan with a principal amount outstanding of $18.3 million, maturing July 31, 2013, and 501 shares of common stock, which we purchased for $0.1 million.

Midwest Metal is a metal service center that supplies custom cut aluminum sheet, plate, bar/extrusions, angle as well as stainless steel. Midwest Metal has focused on serving customers in the Midwest and Great Lakes region that require small batches of custom cut metal, and Just-in-time (JIT) delivery service at competitive prices.

Because of the relative size of this investment, we are significantly exposed to the risks associated with Midwest Metal’s business. Midwest Metal is exposed to commodity price risk in aluminum and stainless steel, which historically have been substantially more volatile during the past three years than in previous historical periods. Additionally, despite a diversified customer base, a significant percentage of sales are to customers in the auto industry, which has been volatile and has undergone significant changes during the recent recession. To overcome these risks, Midwest Metal management will need to execute on offering competitively priced metal enhanced by high value-added processing with a quick turnaround.

Our vice chairman and chief operating officer, Terry Lee Brubaker, one of the Adviser’s managing directors, Lud Kimbrough, and one of the Adviser’s associates, Christopher Lee, are directors of Midwest Metal. The principal executive offices of Midwest Metal are located at 6270 Van Buren Road, Clinton, Ohio 44216.

Reliable Biopharmaceutical Holdings, Inc.

We currently hold investments, having an aggregate fair value of $25.4 million as of September 30, 2012, in Reliable Biopharmaceutical Holdings, Inc. and its subsidiaries, which we refer to collectively as Reliable. Our investments in Reliable consist of a senior term last out tranche loan with a principal amount outstanding of $11.4 million, a senior subordinated term loan with a principal amount outstanding of $6.0 million, a mortgage note with a principal amount outstanding of $7.1 million, a revolving line of credit of $4.0 million, of which $0.6 million is currently undrawn, and a warrant to purchase 764 shares of common stock, which we purchased for $0.2 million. Each of the loans have a maturity date of December 22, 2014 and the revolving line of credit has a maturity date of January 30, 2013. Reliable, based in St. Louis, Missouri, develops and manufactures active pharmaceutical ingredients and high purity processing chemicals used in the manufacture of pharmaceuticals and biological products. Reliable’s products are the active ingredients for leading generic injectable drugs that treat cancer, heart disease, hypertension, anxiety and other serious illnesses.

Because of the relative size of this investment, we are significantly exposed to the risks associated with Reliable’s business. In particular, Reliable is subject to regulation and approvals by the Food & Drug Administration, or FDA. Should Reliable fail to comply with FDA regulations, it could have a material adverse impact on Reliable and the value of our investment in Reliable.

Reliable’s principal executive offices are located at 1945 Walton Road, St. Louis, Missouri 63114.

Westlake Hardware, Inc.

We currently hold investments, having an aggregate fair value of $19.4 million as of September 30, 2012, in Westlake Hardware, Inc., which we refer to as Westlake. Our investments in Westlake consist of a senior subordinated term loan with a principal amount outstanding of $12.0 million and a senior subordinated term last out tranche loan with a principal amount outstanding of $8.0 million, both maturing on January 6, 2014.

Westlake is a business with a 100-year history as a retailer of home hardware. Westlake is the largest member of the ACE Hardware Corporation buying cooperative. Westlake operates more than 85 retail stores, averaging 20,000 square feet each, in metropolitan and rural markets in seven Midwestern and Southwestern states and sells a variety of products and services predominantly to “do-it-yourself,” or DIY, customers and some professionals. Westlake has a strong brand name in the Midwest, gained by providing customers quality products, a broad selection and superior service in a neighborhood retail setting.

Because of the relative size of this investment, we are significantly exposed to the risks associated with Westlake’s business. Big-box retailers dominate the home improvement market and have impacted Westlake’s revenue growth historically. There is a risk that they may change strategy and compete with stores like Westlake with smaller regional stores similar to Westlake. In fact, big-box retailers have been doing this during the economic downturn, but Westlake has had some success repositioning itself as offering more knowledgeable staff (older and more experienced with more training) who can offer guidance on a range of home repairs and projects. Westlake plans to grow through in-fill new store growth in select markets and by positioning itself as the “neighborhood” store. A slowdown in the economy could reduce personal incomes, leading to lower retail hardware purchases if customers defer repairs.

The principal executive offices of Westlake are located at 14000 Marshall Drive, Lenexa, Kansas 66215.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of ten members, six of whom are not considered to be “interested persons” of ours, as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors.

Board of Directors

Under our articles of incorporation, our directors are divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three year term. Holders of our common stock and preferred stock vote together as a class for the election of directors, except that the holders of our term preferred stock have the sole right to elect two of our directors. At each annual meeting of our stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Information regarding our Board of Directors is as follows (the address for each director is c/o Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102):

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
David Gladstone	70	Chairman of the Board and Chief Executive Officer(1)(2)	2001	2013
Terry L. Brubaker	69	Vice Chairman, Chief Operating Officer, Asst. Secretary and Director(1)(2)	2001	2015
George Stelljes III	51	President, Chief Investment Officer, Asst. Secretary and Director(1)(3)	2003	2014
David A. R. Dullum	64	Executive Vice President and Director(1)	2001	2015
Independent Directors
Anthony W. Parker	67	Director(2)(4)(7)	2001	2014
Michela A. English	63	Director(4)(7)	2002	2014
Paul W. Adelgren	69	Director(5)(6)(7)	2003	2013
John H. Outland	67	Director(5)(6)(7)	2003	2013
John D. Reilly	70	Director(4)(7)	2011	2015
Terry Earhart	70	Director(5)(6)	2012	2013

(1)	Interested person as defined in Section 2(a)(19) of the 1940 Act due to the director’s position as our officer and/or employment by the Adviser.
(2)	Member of the executive committee.
(3)	Mr. Stelljes intends to resign from his positions as our director, president, chief investment officer and assistant secretary in the very near future.
(4)	Member of the audit committee.
(5)	Member of the ethics, nominating, and corporate governance committee.
(6)	Member of the compensation committee.
(7)	Each independent director, with the exception of Mr. Earhart, serves as an alternate member of each committee for which they do not serve as a regular member. Messrs. Adelgren and Outland serve as alternate members of the audit committee; Messrs. Parker and Reilly and Ms. English serve as alternates on the compensation committee; and Messrs. Parker and Reilly and Ms. English serve as alternates on the ethics, nominating and corporate governance committee. Alternate members of the committees serve and participate in meetings of the committees only in the event of an absence of a regular member of the committee.

The biographical information for each of our directors, includes all of the public company directorships held by such directors for the past five years.

Independent Directors (in alphabetical order)

Paul W. Adelgren. Mr. Adelgren has served as a director since January 2003. Mr. Adelgren has also served as a director of Gladstone Commercial since August 2003 and a director of Gladstone Investment since June 2005. From 1997 to the present, Mr. Adelgren has served as the pastor of Missionary Alliance Church. From 1991 to 1997, Mr. Adelgren was pastor of New Life Alliance Church. From 1988 to 1991, Mr. Adelgren was vice president — finance and materials for Williams & Watts, Inc., a logistics management and procurement business located in Fairfield, NJ. Prior to joining Williams & Watts, Mr. Adelgren served in the United States Navy, where he served in a number of capacities, including as the director of the Strategic Submarine Support Department, as an executive officer at the Naval Supply Center, and as the director of the Joint Uniform Military Pay System. He is a retired Navy Captain. Mr. Adelgren holds an MBA from Harvard Business School and a BA from the University of Kansas. Mr. Adelgren was selected to serve as an independent director on our Board due to his strength and experience in ethics, which also led to his appointment to the chairmanship of our Ethics, Nominating & Corporate Governance Committee, as well as his past service on our Board since 2003.

Michela A. English. Ms. English has served as director since June 2002. Ms. English is President and CEO of Fight for Children, a non-profit charitable organization focused on providing high quality education and health care services to underserved youth in Washington, D.C. Ms. English has also been a director of Gladstone Commercial since August 2003, and a director of Gladstone Investment since June 2005. From March 1996 to March 2004, Ms. English held several positions with Discovery Communications, Inc., including president of Discovery Consumer Products, president of Discovery Enterprises Worldwide and president of Discovery.com. From 1991 to 1996, Ms. English served as senior vice president of the National Geographic Society and was a member of the National Geographic Society’s Board of Trustees and Education Foundation Board. Prior to 1991, Ms. English served as vice president, corporate planning and business development for Marriott Corporation and as a senior engagement manager for McKinsey & Company. Ms. English currently serves as director of the Educational Testing Service (ETS), as a director of D.C. Preparatory Academy, a director of the District of Columbia Public Education Fund, a director of the National Women’s Health Resource Center, a trustee of the Corcoran Museum of Art, a director of the Society for Science and the Public and as a member of the Virginia Institute of Marine Science Council. Ms. English is an emeritus member of the board of Sweet Briar College. Ms. English holds a Bachelor of Arts in International Affairs from Sweet Briar College and a Master of Public and Private Management degree from Yale University’s School of Management. Ms. English was selected to serve as an independent director on our Board due to her greater than twenty years of senior management experience at various corporations and non-profit organizations as well as her past service on our Board since 2002.

Terry Earhart. Mr. Earhart has served as our director and a director of Gladstone Investment and Gladstone Commercial since October 2012. Mr. Earhart founded and, since 2005, has served as Executive Vice President and a member of the board of directors of Strategic Global Services Network, a non-governmental organization, or NGO, that has opened six schools, a medical clinic and facilitated the start-up of several micro enterprise businesses in Africa. From 1989 to 2011, Mr. Earhart was a professor of business information systems and management at Messiah College in Grantham, Pennsylvania, teaching courses in strategic management, finance and computers. He also served as Chair of the Faculty and Chair of the Management and Business Department at Messiah College. Mr. Earhart previously served on boards of directors of Jacksonville Navy Federal Credit Union (1981-1984), Navy Mutual Aid Society (1977-1979), Athens-Clarke Country Humane Society (1969-1971), and Navy Supply Corps Foundation (1969-1971). Mr. Earhart was also the founder of both Athens-Clarke Country Humane Society and Navy Supply Corps Foundation, which has distributed over three million dollars in scholarships. From 1964 to 1989, Mr. Earhart held several positions in the United States Navy, including Engineering Officer, Supply Officer, Comptroller, Director Inventory Control, Director of Navy Payroll, Director of Naval Weapons and Ammunition, and Director of Naval Software Development for Inventory Control Systems. During his career in the Navy he served on ships and naval stations throughout the world. He received numerous awards and medals during his distinguished career and he retired as Navy Captain to pursue his interest in teaching college. Mr. Earhart holds a MBA from Harvard Business School and a Bachelor of Science in Engineering from the U.S. Naval Academy. Mr. Earhart was selected to serve as an independent director on our Board of Directors due to his greater than twenty years of experience in enterprise management.

John H. Outland. Mr. Outland has served as a director since December 2003. Mr. Outland has also served as a director of Gladstone Commercial since December 2003 and of Gladstone Investment since June 2005. From March 2004 to June 2006, he served as vice president of Genworth Financial, Inc. From 2002 to March 2004, Mr. Outland served as a managing director for 1789 Capital Advisors, where he provided market and transaction structure analysis and advice on a consulting basis for multifamily commercial mortgage purchase programs. From 1999 to 2001, Mr. Outland served as vice president of mortgage-backed securities at Financial Guaranty Insurance Company where he was team leader for bond insurance transactions, responsible for sourcing business, coordinating credit, loan files, due diligence and legal review processes, and negotiating structure and business issues. From 1993 to 1999, Mr. Outland was senior vice president for Citicorp Mortgage Securities, Inc., where he securitized non-conforming mortgage product. From 1989 to 1993, Mr. Outland was vice president of real estate and mortgage finance for Nomura Securities International, Inc., where he performed due diligence on and negotiated the financing of commercial mortgage packages in preparation for securitization. Mr. Outland holds an MBA from Harvard Business School and a bachelor’s degree in Chemical Engineering from Georgia Institute of Technology. Mr. Outland was selected to serve as an independent director on our Board due to his more than twenty years of experience in the real estate and mortgage industry as well as his past service on our Board since 2003.

Anthony W. Parker. Mr. Parker has served as a director since August 2001. Mr. Parker has also served as a director of Gladstone Commercial since August 2003 and as a director of Gladstone Investment since June 2005. In January 2011, Mr. Parker was elected as treasurer of the Republican National Committee. In 1997 Mr. Parker founded Parker Tide Corp., formerly known as Snell Professional Corp. Parker Tide Corp. is a government contracting company providing mission critical solutions to the Federal government. From 1992 to 1996, Mr. Parker was chairman of, and a 50 percent stockholder of, Capitol Resource Funding, Inc., or CRF, a commercial finance company. Mr. Parker practiced corporate and tax law for over 15 years: from 1980 to 1983, he practiced at Verner, Liipfert, Bernhard & McPherson and from 1983 to 1992, in private practice. From 1973 to 1977, Mr. Parker served as executive assistant to the administrator of the U.S. Small Business Administration. Mr. Parker received his J.D. and Masters in Tax Law from Georgetown Law Center and his undergraduate degree from Harvard College. Mr. Parker was selected to serve as an independent director on our Board due to his expertise and wealth of experience in the field of corporate taxation as well as his past service on our Board since our inception. Mr. Parker’s knowledge of corporate tax was instrumental in his appointment to the chairmanship of our Audit Committee.

John D. Reilly. Mr. Reilly has served as a director since January 2011. Mr. Reilly has also served as a director of Gladstone Investment and Gladstone Commercial since January 2011. From 1987 until the present, Mr. Reilly has served as president of Reilly Investment Corporation, where he provides advisory services to public and private companies, and financing and joint venture development. From March 1976 until April 1984 he served as principal stockholder, president and chief executive officer of Reilly Mortgage Group, Inc., where he provided origination and construction lending and permanent loan placement of commercial real estate loans for institutional investors. In 1988, Mr. Reilly assumed the role of chairman. In 1992, Stonehurst Ventures, L.P., purchased Reilly Mortgage Group, at which time he then assumed the role of executive director until 1994. From 1971 to 1976, Mr. Reilly served as vice president of Walker & Dunlop, Inc. where he provided services for commercial loan originations, joint ventures, HUD programs and secondary marketing. From 1967 to 1969, Mr. Reilly served as a research engineer for Crane Company, and from 1964 to 1967 he served as a supply officer in the United States Navy. Mr. Reilly also has served as a member of the board of directors of Beekman Helix India since 2009, and has served as co-chairman of the board of directors for Community Preservation and Development Corporation since 2006. He has also served as a member of the board of Victory Housing from 2005 to April 2011 and has served as the chairman of the advisory board of the Snite Museum of Art at the University of Notre Dame since 1996. Mr. Reilly has held a D.C. real estate broker license since 1973. Mr. Reilly is a graduate of Mortgage Bankers School I, II and II and Income School I and II. Mr. Reilly holds an MBA from Harvard Business School and a Bachelor of Arts and a Bachelor of Science in Mathematical Engineering from the University of Notre Dame. Mr. Reilly was selected to serve as an independent director on our Board due to his expertise and wealth of experience in the real estate and mortgage industry.

Interested Directors

David Gladstone. Mr. Gladstone is our founder and has served as our chief executive officer and chairman of our Board of Directors since our inception. Mr. Gladstone is also the founder of the Adviser and has served as its chief executive officer and chairman of its board of directors since its inception. Mr. Gladstone also founded and serves as the chief executive officer and chairman of the boards of directors of our affiliates, Gladstone Investment and Gladstone Commercial. Prior to founding the Gladstone Companies, Mr. Gladstone served as either chairman or vice chairman of the board of directors of American Capital Strategies, Ltd., a publicly traded leveraged buyout fund and mezzanine debt finance company, from June 1997 to August 2001. From 1974 to February 1997, Mr. Gladstone held various positions, including chairman and chief executive officer, with Allied Capital Corporation (a mezzanine debt lender), Allied Capital Corporation II (a subordinated debt lender), Allied Capital Lending Corporation (a small business lending company), Allied Capital Commercial Corporation (a real estate investment company), and Allied Capital Advisers, Inc., a registered investment adviser that managed the Allied companies. The Allied companies were the largest group of publicly-traded mezzanine debt funds in the United States and were managers of two private venture capital limited partnerships (Allied Venture Partnership and Allied Technology Partnership) and a private REIT (Business Mortgage Investors). From 1992 to 1997, Mr. Gladstone served as a director, president and chief executive officer of Business Mortgage Investors, a privately held mortgage REIT managed by Allied Capital Advisers Inc., which invested in loans to small and medium-sized businesses. Mr. Gladstone is also a past director of Capital Automotive REIT, a real estate investment trust that purchases and net leases real estate to automobile dealerships. Mr. Gladstone served as a director of The Riggs National Corporation (the parent of Riggs Bank) from 1993 to May 1997 and of Riggs Bank from 1991 to 1993. He has served as a trustee of The George Washington University and currently is a trustee emeritus. He is a past member of the Listings and Hearings Committee of the National

Association of Securities Dealers, Inc. He is a past member of the advisory committee to the Women’s Growth Capital Fund, a venture capital firm that finances women-owned small businesses. Mr. Gladstone was the founder and managing member of The Capital Investors, LLC, a group of angel investors, and is currently a member emeritus. He is also the past chairman and past owner of Coastal Berry Company, LLC, a large strawberry farming operation in California. He is also the chairman and owner of Gladstone Land Corporation, a privately held company that has substantial farmland holdings in agriculture real estate in California. Mr. Gladstone holds an MBA from the Harvard Business School, an MA from American University and a BA from the University of Virginia. Mr. Gladstone has co-authored two books on financing for small and medium-sized businesses, Venture Capital Handbook and Venture Capital Investing. Mr. Gladstone was selected to serve as a director on our Board due to the fact that he is our founder and has greater than thirty years of experience in the industry, including his service as our chairman and chief executive since our inception.

Terry Lee Brubaker. Mr. Brubaker has been our chief operating officer and a director since our inception in 2001 and served as our secretary from 2001 to October 2012. He also served as our president from May 2001 through April 2004, when he assumed the duties of vice chairman. Mr. Brubaker has also served as a director of the Adviser since its inception. He also served as president of the Adviser from its inception through February 2006, when he assumed the duties of vice chairman and chief operating officer. Mr. Brubaker also served as secretary of the Adviser from 2006 to February 2011. He has served as vice chairman, chief operating officer and as a director of Gladstone Investment since its inception and as secretary from its inception until October 2012. Mr. Brubaker has also served chief operating officer and as a director of Gladstone Commercial since February 2003, and as president from February 2003 through July 2007, when he assumed the duties of vice chairman and as secretary from 2003 through October 2012. In March 1999, Mr. Brubaker founded and, until May 1, 2003, served as chairman of Heads Up Systems, a company providing process industries with leading edge technology. From 1996 to 1999, Mr. Brubaker served as vice president of the paper group for the American Forest & Paper Association. From 1992 to 1995, Mr. Brubaker served as president of Interstate Resources, a pulp and paper company. From 1991 to 1992, Mr. Brubaker served as president of IRI, a radiation measurement equipment manufacturer. From 1981 to 1991, Mr. Brubaker held several management positions at James River Corporation, a forest and paper company, including vice president of strategic planning from 1981 to 1982, group vice president of the Groveton Group and Premium Printing Papers from 1982 to 1990, and vice president of human resources development in 1991. From 1976 to 1981, Mr. Brubaker was strategic planning manager and marketing manager of white papers at Boise Cascade. Previously, Mr. Brubaker was a senior engagement manager at McKinsey & Company from 1972 to 1976. Prior to 1972, Mr. Brubaker was a U.S. Navy fighter pilot. Mr. Brubaker holds an MBA from the Harvard Business School and a BSE from Princeton University. Mr. Brubaker was selected to serve as a director on our Board due to his more than thirty years of experience in various mid-level and senior management positions at several corporations as well as his past service on our Board since our inception.

George Stelljes III. Mr. Stelljes has served as our chief investment officer since September 2002 and a director from August 2001 to September 2002, and then rejoined the Board of Directors in July 2003. He also served as our executive vice president from September 2002 through April 2004, when he assumed the duties of president. Mr. Stelljes has served as the Adviser’s chief investment officer and a director of the Adviser since May 2003. He also served as executive vice president of the Adviser until February 2006, when he assumed the duties of president. Mr. Stelljes has served as Gladstone Investment’s chief investment officer and a director since inception. Mr. Stelljes also served as Gladstone Investment’s president from inception through April 2008, when he became a vice chairman. Mr. Stelljes has served as chief investment officer of Gladstone Commercial since February 2003, as a director since July 2007 and served as president from 2003 to May 2012, when he became co-vice chairman. He also served as executive vice president of Gladstone Commercial from February 2003 through July 2007, when he assumed the duties of president through June 1, 2012. Prior to joining Gladstone Mr. Stelljes served as a managing member of St. John’s Capital, a vehicle used to make private equity investments. From 1999 to 2001, Mr. Stelljes was a co-founder and managing member of Camden Partners and Cahill Warnock & Company, private equity firms which finance high growth companies in the communications, education, healthcare, and business services sectors. From 1997 to 1999, Mr. Stelljes was a managing director and partner of Columbia Capital, a venture capital firm focused on investments in communications and information technology. From 1989 to 1997, Mr. Stelljes held various positions, including executive vice president and principal, with the Allied companies. Mr. Stelljes serves as a general partner and investment committee member of Patriot Capital and Patriot Capital II, private equity funds, and serves on the board of Intrepid Capital Management, a money management firm. He is also a former board member and regional president of the National Association of Small Business Investment Companies. Mr. Stelljes holds an MBA from the University of Virginia and a BA in Economics from Vanderbilt University. Mr. Stelljes was selected to serve as a director on our Board due to his more than twenty years of experience in the investment analysis, management, and advisory industries as well as his past service on our Board since 2003.

David A. R. Dullum. Mr. Dullum has served as a director since August 2001. Mr. Dullum has been a senior managing director of the Adviser since February 2008, a director of Gladstone Commercial since August 2003, and a director of Gladstone Investment since June 2005 and has served as Gladstone Investment’s president since April 2008. Additionally, Mr. Dullum has served as our executive vice president since October 2010. From 1995 through June 2009, Mr. Dullum was a partner of New England Partners, a venture capital firm focused on investments in small and medium-sized business in the Mid-Atlantic and New England regions. From May 2005 to May 2008, Mr. Dullum served as the President and a director of Harbor Acquisition Corporation, an operating business with emphasis in the consumer and industrial sectors. From 1976 to 1990, Mr. Dullum was a managing general partner of Frontenac Company, a Chicago-based venture capital firm. Mr. Dullum holds an MBA from Stanford Graduate School of Business and a BME from the Georgia Institute of Technology. Mr. Dullum was selected to serve as a director on our Board due to his more than thirty years of experience in various areas of the investment industry as well as his past service on our Board since our inception.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows (the address for each executive officer is c/o Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102):

Name	Age	Position
David Watson	37	Chief Financial Officer and Treasurer
Melissa Morrison	39	Chief Accounting Officer

David Watson. Mr. Watson has served as our chief financial officer since January 2011 and has served as the chief financial officer of Gladstone Investment since January 2010. He also assumed treasurer responsibilities in January 2012 for both Gladstone Capital and Gladstone Investment. Prior to joining our company, from July 2007 until January 2010, Mr. Watson was Director of Portfolio Accounting of MCG Capital Corporation. Mr. Watson was employed by Capital Advisory Services, LLC, which subsequently was acquired by Navigant Consulting, Inc., where he held various positions providing finance and accounting consulting services from 2001 to 2007. Prior to that, Mr. Watson was an auditor at Deloitte and Touche. He received a BS from Washington and Lee University, an MBA from the University of Maryland’s Smith School of Business, and is a licensed CPA in the Commonwealth of Virginia.

Melissa Morrison. Ms. Morrison has served as our Chief Accounting Officer since November 2011. From September 2007 to September 2011, Ms. Morrison served in various positions providing accounting and finance services including accounting and sales finance controller roles to Tandberg, Inc., which was acquired by Cisco Systems, Inc. in April 2010. Prior to September 2007, Ms. Morrison worked at PRA International, Inc. and Ericsson NetQual Inc. in accounting manager and assistant controller positions, respectively. Her career began as an auditor at PricewaterhouseCoopers, LLC. She received a BBA from The College of William and Mary and is a licensed CPA in the Commonwealth of Virginia.

Employment Agreements

We are not a party to any employment agreements. Messrs. Gladstone, Brubaker and Stelljes have entered into employment agreements with the Adviser, whereby they are direct employees of the Adviser. The employment agreement of Mr. Stelljes provides for his nomination to serve as our chief investment officer.

Director Independence

As required under NASDAQ listing standards, our Board of Directors annually determines each director’s independence, and continually assesses the independence of each of the directors throughout the year. The NASDAQ listing standards provide that a director of a business development company is considered to be independent if he or she is not an “interested person” of ours, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with us.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, the Board has affirmatively determined that the following six directors are independent directors within the meaning of the applicable NASDAQ listing standards: Messrs. Adelgren, Outland, Parker, Earhart and Reilly and Ms. English. In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with us. Mr. Gladstone, the chairman of our Board of Directors and chief executive officer, Mr. Brubaker, our vice chairman and chief operating officer, Mr. Stelljes, our president and chief investment officer, and Mr. Dullum, our executive vice president, are not independent directors by virtue of their positions as our officers or as officers of the Adviser or their employment by the Adviser.

Corporate Leadership Structure

Since our inception, Mr. Gladstone has served as chairman of our Board and our chief executive officer. Our Board believes that our chief executive officer is best situated to serve as chairman because he is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. In addition, Mr. Adelgren, one of our independent directors, serves as the lead director for all meetings of our independent directors held in executive session. The lead director has the responsibility of presiding at all executive sessions of our Board, consulting with the chairman and chief executive officer on Board and committee meeting agendas, acting as a liaison between management and the independent directors and facilitating teamwork and communication between the independent directors and management.

Our Board believes the combined role of chairman and chief executive officer, together with an independent Lead Director, is in the best interest of stockholders because it provides the appropriate balance between strategic development and independent oversight of risk management. In coming to this conclusion, the Board considered the importance of having an interested chairperson that is familiar with our day-to-day management activities, our portfolio companies and the operations of the Adviser. The Board concluded that the combined role enhances, among other things, the Board’s understanding of our investment portfolio, business, finances and risk management efforts. In addition, the Board believes that Mr. Gladstone’s employment by the Adviser better allows for the efficient mobilization of the Adviser’s resources at the Board’s behest and on its behalf.

Committees of Our Board of Directors

Executive Committee. Membership of our executive committee is comprised of Messrs. Gladstone, Brubaker and Parker. The executive committee has the authority to exercise all powers of our Board of Directors except for actions that must be taken by a majority of independent directors or the full Board of Directors under the Maryland General Corporation Law, including electing our chairman and president. Mr. Gladstone serves as chairman of the executive committee. The executive committee did not meet during the last fiscal year.

Audit Committee. The Audit Committee of our Board of Directors oversees our corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent registered public accounting firm; determines and approves the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on our audit engagement team as required by law; confers with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review our annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm, including reviewing our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” During the fiscal year ended September 30, 2012, the Audit Committee was comprised of Messrs. Parker, Reilly, and Gerard Mead (a former director) and Ms. English. Mr. Mead’s service on the Audit Committee ceased upon the conclusion of his term as a director at our 2012 annual meeting of stockholders in February and his seat was not filled by the Board. The Audit Committee is currently comprised of Messrs. Parker (Chairman) and Reilly and Ms. English. Messrs. Adelgren and Outland serve as alternate members of the Audit Committee. Alternate members of the Audit Committee serve and participate in meetings of the Audit Committee only in the event of an absence of a regular member of the Audit Committee. The Audit Committee met eight times during the last fiscal year. The Audit Committee has adopted a written charter that is available to stockholders on our website at www.gladstonecapital.com.

Compensation Committee. The Compensation Committee operates pursuant to a written charter that is available to stockholders on our website at www.gladstonecapital.com. The Compensation Committee conducts periodic reviews of the Advisory Agreement and the Administration Agreement to evaluate whether the fees paid to the Adviser and the Administrator under the agreements are in the best interests of us and our stockholders. The committee considers in such periodic reviews, among other things, whether the salaries and bonuses paid to our executive officers by the Adviser and the Administrator are consistent with our compensation philosophies, whether the performance of the Adviser and the Administrator are reasonable in relation to the nature and quality of services performed and whether the provisions of the

Advisory and Administration Agreements are being satisfactorily performed. The Compensation Committee also reviews with management our Compensation Discussion and Analysis and to consider whether to recommend that it be included in proxy statements and other filings. During the fiscal year ended September 30, 2012, the Compensation Committee was comprised of Messrs. Adelgren, Outland and Mead and Ms. English. Mr. Mead’s service on the Compensation Committee ceased upon the conclusion of his term as a director at our 2012 annual meeting of stockholders in February and his seat was not filled by the Board of Directors. The Compensation Committee is currently comprised of Messrs. Outland (Chairman), Adelgren and Earhart, who was appointed as a member in October 2012. Messrs. Parker and Reilly, and Ms. English serve as alternate members. Alternate members of the Compensation Committee serve and participate in meetings of the Compensation Committee only in the event of an absence of a regular member of the Compensation Committee. The Compensation Committee met four times during the last fiscal year. The Compensation Committee has adopted a written charter that is available to stockholders on our website at www.gladstonecapital.com. Each member of the Compensation Committee is independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards).

Ethics, Nominating and Corporate Governance Committee. The Ethics, Nominating and Corporate Governance Committee of our Board is responsible for identifying, reviewing and evaluating candidates to serve as our directors (consistent with criteria approved by our Board), reviewing and evaluating incumbent directors, recommending to our Board for selection candidates for election to our Board, making recommendations to our Board regarding the membership of the committees of our Board, assessing the performance of our Board, and developing our corporate governance principles. Our Ethics, Nominating and Corporate Governance Committee charter can be found on our website at www.gladstonecapital.com. The Ethics Committee is currently comprised of Messrs. Adelgren (Chairman), Outland and Earhart, who was appointed as a member in October 2012. Messrs. Parker, and Reilly, and Ms. English serve as alternate members. Each member of the Ethics, Nominating and Corporate Governance Committee is independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). The Ethics, Nominating and Corporate Governance Committee met four times during the last fiscal year. The Ethics, Nominating and Corporate Governance Committee has adopted a written charter that is available to stockholders on our website at www.gladstonecapital.com.

Qualifications for Director Candidates. The Ethics, Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Ethics, Nominating and Corporate Governance Committee also considers such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Ethics, Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of our Board, our operating requirements and the long-term interests of our stockholders.

Though we have no formal policy addressing diversity, the Ethics, Nominating and Corporate Governance Committee and Board believe that diversity is an important attribute of directors and that our Board should be the culmination of an array of backgrounds and experiences and be capable of articulating a variety of viewpoints. Accordingly, the Ethics, Nominating and Corporate Governance Committee considers in its review of director nominees factors such as values, disciplines, ethics, age, gender, race, culture, expertise, background and skills, all in the context of an assessment of the perceived needs of us and our Board at that point in time in order to maintain a balance of knowledge, experience and capability.

In the case of incumbent directors whose terms of office are set to expire, the Ethics, Nominating and Corporate Governance Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Ethics, Nominating and Corporate Governance Committee also determines whether such new nominee must be independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Ethics, Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Ethics, Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board. The Ethics, Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to our Board by majority vote. To date, the Ethics, Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

Nominations made by stockholders must be made by written notice (setting forth the information required by our bylaws) received by the secretary of our company at least 120 days in advance of an annual meeting or within 10 days of the date on which notice of a special meeting for the election of directors is first given to our stockholders.

Meetings. During the fiscal year ended September 30, 2012, each member of our Board of Directors attended 75% or more of the aggregate of the meetings of our Board of Directors and of the committees on which he or she served.

Oversight of Risk Management

Since September 2007, Jack Dellafiora has served as our chief compliance officer and, in that position, Mr. Dellafiora directly oversees our enterprise risk management function and reports to our chief executive officer, the Audit Committee and our Board in this capacity. In fulfilling his risk management responsibilities, Mr. Dellafiora works closely with our internal counsel and other members of senior management including, among others, our chief executive officer, chief financial officer, chief accounting officer, chief investment officer and chief operating officer.

Our Board, in its entirety, plays an active role in overseeing management of our risks. Our Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. Each committee of our Board plays a distinct role with respect to overseeing management of our risks:

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Audit Committee: Our Audit Committee oversees the management of enterprise risks. To this end, our Audit Committee meets at least annually (i) to discuss our risk management guidelines, policies and exposures and (ii) with our independent registered public accounting firm to review our internal control environment and other risk exposures.

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Compensation Committee: Our Compensation Committee oversees the management of risks relating to the fees paid to the Adviser and Administrator under the Advisory Agreement and the Administration Agreement, respectively. In fulfillment of this duty, the Compensation Committee meets at least annually to review these agreements. In addition, the Compensation Committee reviews the performance of the Adviser to determine whether the compensation paid to our executive officers was reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory Agreement were being satisfactorily performed.

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Ethics, Nominating and Corporate Governance Committee: Our Ethics, Nominating and Corporate Governance Committee manages risks associated with the independence of our Board and potential conflicts of interest.

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the committees each report to our Board on a regular basis to apprise our Board regarding the status of remediation efforts of known risks and of any new risks that may have arisen since the previous report.

Summary of Compensation

Executive Compensation

None of our executive officers receive direct compensation from us. We do not currently have any employees and do not expect to have any employees in the foreseeable future. The services necessary for the operation of our business are provided to us by our officers and the other employees of the Adviser and Administrator, pursuant to the terms of the Advisory and Administration Agreements, respectively. Mr. Gladstone, our chairman and chief executive officer, Mr. Brubaker, our vice chairman and chief operating officer, and Mr. Stelljes, our president and chief investment officer, are all employees of and compensated directly by the Adviser. Our chief financial officer and our treasurer, Mr. Watson, is an employee of the Administrator. Under the Administration Agreement, we reimburse the Administrator for our allocable portion Mr. Watson’s compensation. For the year ended September 30, 2012, our allocable portion of Mr. Watson’s compensation was $45,186.12 of his salary, $17,406.40 of his bonus, and $7,483.77 of the cost of his benefits, and for the fiscal year ended September 30, 2011, our allocable portion of Mr. Watson’s compensation was $43,889 of his salary, $15,073 of his bonus, and $7,517 of the cost of his benefits.

Compensation of Directors

The following table shows, for the fiscal year ended September 30, 2012, compensation awarded to or paid to our current directors who are not executive officers, which we refer to as our non-employee directors, for all services rendered to us during this period. No compensation is paid to directors who are our executive officers for their service on the Board of Directors. We do not issue stock options and therefore have no information to report relating to stock option grants and exercises for our directors.

Name	Aggregate Compensation from Fund ($)	Total Compensation from Fund and Fund Complex Paid to Directors ($)(1)
Paul W. Adelgren	$33,000	$101,000
John D. Reilly	$33,000	$78,000
Michela A. English	$33,000	$99,000
John H. Outland	$33,000	$101,000
Anthony W. Parker	$36,000	$107,000
Terry Earhart(2)	$0	$0

(1)	Includes compensation the director received from Gladstone Investment, as part of our Fund Complex. Also includes compensation the director received from Gladstone Commercial, our affiliate and a real estate investment trust, although not part of our Fund Complex.
(2)	Mr. Earhart joined the Board of Directors in October 2012, subsequent to the end of our 2012 fiscal year.

As compensation for serving on our Board of Directors, each of our independent directors receives an annual fee of $20,000, an additional $1,000 for each Board of Directors meeting attended, and an additional $1,000 for each committee meeting attended if such committee meeting takes place on a day other than when the full Board of Directors meets. In addition, the chairperson of the Audit Committee receives an annual fee of $3,000, and the chairpersons of each of the Compensation and Ethics, Nominating and Corporate Governance committees receive annual fees of $1,000 for their additional services in these capacities. During the fiscal year ended September 30, 2012, we paid total cash compensation of $168,000 to our non-employee directors. We also reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board of Directors and committee meetings.

We do not pay any compensation to directors who also serve as our officers, or as officers or directors of the Adviser or the Administrator, in consideration for their service to us. Our Board of Directors may change the compensation of our independent directors in its discretion. None of our independent directors received any compensation from us during the fiscal year ended September 30, 2012 other than for Board of Directors or committee service and meeting fees.

Certain Transactions

Investment Advisory and Management Agreement

Management Services

The Adviser is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Subject to the overall supervision of our Board of Directors, the Adviser provides investment advisory and management services to us. Under the terms of our Advisory Agreement, the Adviser has investment discretion with respect to our capital and, in that regard:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio, and the manner of implementing such changes;

•	identifies, evaluates, and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	closes and monitors the investments we make; and

•	makes available on our behalf, and provides if requested, managerial assistance to our portfolio companies.

The Adviser’s services under the Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Portfolio Management

The Adviser takes a team approach to portfolio management; however, the following persons are primarily responsible for the day-to-day management of our portfolio and comprise the Adviser’s investment committee: David Gladstone, Terry Lee Brubaker and George Stelljes III, whom we refer to collectively as the Portfolio Managers. Our investment decisions are made on our behalf by the investment committee of the Adviser by unanimous decision.

Mr. Gladstone has served as the chairman and the chief executive officer of the Adviser, since he founded the Adviser in 2002, along with Mr. Brubaker and Mr. Stelljes. Mr. Brubaker has served as the vice chairman and chief operating officer of the Adviser since 2002 and served as secretary of the Adviser from 2002 to February 2011. Mr. Stelljes has served as the president and chief investment officer of the Adviser since 2002. For more complete biographical information on Messrs. Gladstone, Brubaker and Stelljes, please see “Management—Interested Directors.”

The Portfolio Managers are all officers or directors, or both, of the Adviser and the Administrator. David Gladstone is the controlling stockholder of the parent company of the Adviser and Administrator. Although we believe that the terms of the Advisory Agreement are no less favorable to us than those that could be obtained from unaffiliated third parties in arms’ length transactions, the Adviser and its officers and its directors have a material interest in the terms of this agreement. Based on an analysis of publicly available information, the Board believes that the terms and the fees payable under the Advisory Agreement are similar to those of the agreements between other business development companies that do not maintain equity incentive plans and their external investment advisers.

The Adviser provides investment advisory services to other investment funds in the Gladstone Companies. As such, the Portfolio Managers also are primarily responsible for the day-to-day management of the portfolios of other pooled investment vehicles in the Gladstone Companies that are managed by the Adviser. As of the date hereof, Messrs. Gladstone, Brubaker, and Stelljes are primarily responsible for the day-to-day management of the portfolios of Gladstone Investment, another publicly-traded business development company and Gladstone Commercial, a publicly-traded real estate investment trust. However, Mr. Stelljes has advised Gladstone Investment and Gladstone Commercial that he intends to resign as an officer and director of each of those funds in the near future. Messrs. Gladstone and Brubaker are also primarily responsible for the day-to-day management of the portfolio of Gladstone Land, a private company controlled by Mr. Gladstone that owns farmland in California and Florida. As of September 30, 2012, the Adviser had an aggregate of approximately $1.0 billion in total assets under management.

Possible Conflicts of Interest

Our Portfolio Managers provide investment advisory services and serve as officers, directors or principals of certain of the other Gladstone Companies, which operate in the same or a related line of business as we do. Accordingly, they have corresponding obligations to investors in those entities. For example, Mr. Gladstone, our chairman and chief executive officer, is chairman of the board and chief executive officer of the Adviser, Gladstone Investment, Gladstone Commercial, and Gladstone Land with management responsibilities for the other members of the Gladstone Companies, other than Gladstone Securities, where he sits on the board of managers as an outside non-employee manager. In addition, Mr. Brubaker, our vice chairman and chief operating officer, is vice chairman and chief operating officer of the Adviser and Gladstone Land, and co-vice chairman and chief operating officer of Gladstone Investment and Gladstone Commercial. Mr. Stelljes, our president and chief investment officer, is president and chief investment officer of the Adviser, and co-vice chairman and chief investment officer of Gladstone Commercial and Gladstone Investment, although Mr. Stelljes intends to resign from these positions with Gladstone Commercial and Gladstone Investment in the near future. Moreover, currently and increasingly due to the limited revision of our investment objectives and strategies, our investment objectives and strategies will overlap with those of Gladstone Investment. Accordingly Gladstone Investment and other investment vehicles that we may establish from time to time with overlapping investment objectives and strategies may invest in asset classes similar to those targeted by us. While the Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, the Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the member of the Gladstone Companies with the investment strategy that most closely fits the investment opportunity. Where the investment opportunity fits into the investment objectives and strategies of more than one fund, the Adviser and the upper management of each such fund consider additional suitability factors in allocating the investment, including, but not limited to, leverage, diversification and availability of capital. Nevertheless, the Portfolio Managers may face conflicts in the allocation of investment opportunities to other entities managed by the Adviser.

Our affiliate, Gladstone Commercial, may lease property to portfolio companies that we do not control under certain circumstances. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria that meets the lease underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours. Additionally, we may make simultaneous investments in senior syndicated loans with our affiliate, Gladstone Investment. In this regard, the Adviser has adopted allocation procedures designed to ensure fair and equitable allocations of such investments.

Portfolio Manager Compensation

The Portfolio Managers receive compensation from the Adviser in the form of a base salary plus a bonus. Each of the Portfolio Managers’ base salaries is determined by a review of salary surveys for persons with comparable experience who are serving in comparable capacities in the industry. Each Portfolio Manager’s base salary is set and reviewed yearly. Like all employees of the Adviser, a Portfolio Manager’s bonus is tied to the performance of the Adviser and the entities that it advises. A Portfolio Manager’s bonus increases or decreases when the Adviser’s income increases or decreases. The Adviser’s income, in turn, is directly tied to the management and performance fees earned in managing its investment funds, including Gladstone Capital. Pursuant to the Advisory Agreement, the Adviser receives an incentive fee based on net investment income in excess of the hurdle rates and capital gains as set out in the Advisory Agreement.

All compensation of the Portfolio Managers from the Adviser takes the form of cash. The Portfolio Managers are also portfolio managers for other members of the Gladstone Companies, one of which (Gladstone Commercial) previously had a stock option plan through which the Portfolio Managers have previously received options to purchase stock of Gladstone Commercial. Gladstone Commercial terminated its stock option plan effective December 31, 2006. We also previously had a stock option plan, but it was terminated effective September 30, 2006. These plan terminations were effected in connection with the implementation of new advisory agreements between each of us and Gladstone Commercial with the Adviser, which have been approved by our respective stockholders. All outstanding, unexercised options under our plan were terminated effective September 30, 2006, and all outstanding, unexercised options under the Gladstone Commercial plan were terminated effective December 31, 2006.

Investment Advisory and Management Agreement and Administration Agreement

We are externally managed pursuant to contractual arrangements with the Adviser, under which the Adviser has directly employed our personnel and paid our payroll, benefits, and general expenses directly. The management services and fees in effect under the Advisory Agreement are described below. In addition, we pay our direct expenses including, but not limited to, directors’ fees, legal and accounting fees and stockholder related expenses under the Advisory Agreement.

The principal executive office of each of the Adviser and the Administrator is located at 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102.

Management services and fees under the Advisory Agreement

Under the Advisory Agreement, we pay the Adviser an annual base management fee of 2% of our average gross assets, which is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

We also pay the Adviser a two-part incentive fee under the Advisory Agreement. The first part of the incentive fee is an income-based incentive fee which rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds the hurdle rate. We pay the Adviser an income-based incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

•

100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income

allocated to income-based portion of incentive fee

The second part of the incentive fee is a capital gains-based incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to the Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains-based incentive fee for such year equals 20% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years.

Beginning in April 2006, our Board of Directors has accepted from the Adviser unconditional and irrevocable voluntary waivers on a quarterly basis to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations. These waivers were applied through September 30, 2012.

When the Adviser receives fees from our portfolio companies, such as investment banking fees, structuring fees or executive recruiting services fees, 50% or 100% of certain of these fees will be credited against the base management fee that we would otherwise be required to pay to the Adviser.

We pay our direct expenses including, but not limited to, directors’ fees, legal and accounting fees, stockholder-related expenses, and directors and officers insurance under the Advisory Agreement.

During the fiscal years ended September 30, 2012, 2011 and 2010, we incurred total fees of approximately $6.2 million, $6.3 million and $4.1 million, respectively, to the Adviser under the Advisory Agreement.

Duration and Termination

Unless terminated earlier as described below, the Advisory Agreement will remain in effect from year to year if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. On July 10, 2012, we renewed the Advisory Agreement through August 31, 2013. The Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. See “Risk Factors — We are dependent upon our key management personnel and the key management personnel of the Adviser, particularly David Gladstone, George Stelljes III and Terry Lee Brubaker, and on the continued operations of the Adviser, for our future success.”

Administration Agreement

Pursuant to the Administration Agreement, the Administrator furnishes us with clerical, bookkeeping and record keeping services and the Administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, the Administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns, the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are generally equal to an amount based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the salaries and benefits expenses of our chief financial officer, chief accounting officer, chief compliance officer, internal counsel and their respective staffs. On July 10, 2012, we renewed the Administration Agreement through August 31, 2013.

During the fiscal years ended September 30, 2012, 2011 and 2010, we incurred total fees of approximately $0.8 million, $0.7 million and $0.8 million, respectively, to the Administrator under the Administration Agreement.

Based on an analysis of publicly available information, the Board believes that the terms and the fees payable under the Advisory and Administration Agreements are similar to those of the agreements between other business development companies that do not maintain equity incentive plans and their external investment advisers. David Gladstone, Terry Lee Brubaker, George Stelljes III and David A. R. Dullum are all officers or directors, or both, of the Adviser and the Administrator. David Gladstone is the controlling stockholder of the Adviser. Although we believe that the terms of the Advisory and Administration Agreements are no less favorable to us than those that could be obtained from unaffiliated third parties in arms’ length transactions, the Adviser and its officers and its directors have a material interest in the terms of these agreements.

Consulting Services Agreements

As a business development company, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. Neither we nor the Adviser currently receives fees in connection with managerial assistance. The Adviser provides other services to our portfolio companies and receives fees for these other services.

On October 25, 2010, the Adviser received a payment of $277,015 from Lindmark Acquisition, LLC, or Lindmark, a wholly-owned portfolio company of ours which we own through one of our wholly-owned subsidiaries, Lindmark Holdings Corp., in connection with the performance of certain consulting services rendered from March 18, 2009 through March 31, 2010 pursuant to that certain Consulting Agreement between the Adviser and Lindmark, effective October 10, 2010 and that certain Engagement Letter Agreement between the Adviser and Lindmark Outdoor Advertising, LLC, dated November 19, 2009. Beginning with April 1, 2010, Lindmark began receiving current invoices and remitted payment for such in a timely manner. Payments for services rendered beginning April 1, 2010 and ending September 30, 2010 totaled $40,000. Payments for services rendered during the year ended September 30, 2011 totaled $8,698. There were no services rendered in the fiscal year ended September 30, 2012.

On October 29, 2010, the Adviser received a payment of $213,191 from BERTL, Inc., or Bertl, one of our previously wholly-owned portfolio companies, in connection with the performance of certain consulting services rendered from March 19, 2009 through June 30, 2010 pursuant to that certain Engagement Letter Agreement, dated March 19, 2009 between Bertl and the Adviser. Beginning with the quarter ended September 30, 2010, Bertl began receiving current quarterly invoices from the Adviser for the provision of such services and paid current through the quarter ended September 30, 2010. Payments for services rendered during the year ended September 30, 2010 totaled $7,800. There were no services rendered in the fiscal years ended September 30, 2011 or September 30, 2012.

Loan Servicing Agreement

The Adviser services the loans pledged under our credit facility pursuant to a loan servicing agreement with our wholly-owned subsidiary, Business Loan, in return for a 1.5% annual fee, based on the monthly aggregate outstanding loan balance of the loans pledged under our credit facility. Loan servicing fees paid to the Adviser under this agreement directly reduce the amount of fees payable under the Advisory Agreement. Loan servicing fees of approximately $3.6 million, $3.4 million and $3.4 million were incurred for the fiscal years ended September 30, 2012, 2011 and 2010, respectively, all of which were directly credited against the amount of the base management fee due to the Adviser under the Advisory Agreement.

Loans

At September 30, 2010, we had a loan outstanding in the principal amount of $5,900,010 to Mr. Gladstone, which was due and payable in cash on August 23, 2010 and, because the loan was not repaid on its due date, it is currently in default. During the fiscal year ended September 30, 2011, Mr. Gladstone repaid a total of $3,150,000 of the principal balance and during the fiscal year ended September 30, 2012, Mr. Gladstone repaid $1,006 of the principal balance. As a result, the remaining principal balance on the loan as of September 30, 2012 was $2,749,004. In connection with Mr. Gladstone’s payments during the fiscal year ended September 30, 2011, we released our first priority security interest on 210,000 shares of Mr. Gladstone’s pledged shares on this loan, leaving a balance of 183,334 shares owned by Mr. Gladstone pledged as collateral for the loan as of September 30, 2011 and September 30, 2012. This loan was originally extended in connection with the exercise of stock options by Mr. Gladstone under our former Amended and Restated 2001 Equity Incentive Plan, as amended, or the 2001 Plan, which was terminated on September 30, 2006, and the loan was made on terms available to all eligible participants under the 2001 Plan. The loan is evidenced by a full recourse promissory note secured by the shares of common stock purchased upon the exercise of the options as well as additional collateral. The interest rate on the loan is 4.9% per annum, plus an additional 2.0% per annum for periods following the date of default. Interest is due quarterly and Mr. Gladstone has made each of his quarterly interest payments to date. The Sarbanes-Oxley Act of 2002 prohibits us from making loans to our executive officers, although certain loans outstanding prior to July 30, 2002, including the promissory note we received from Mr. Gladstone on August 23, 2001, were expressly exempted from this prohibition. In addition, this loan meets the requirements set forth in Section 57(j) of the 1940 Act.

Also at September 30, 2012, we had one loan outstanding to Laura Gladstone, a managing director of the Adviser and the daughter of Mr. Gladstone, in the remaining principal amount of $275,010. This loan is due on July 13, 2015 and accrues interest at 8.26% per annum. Interest on this loan is due quarterly and Ms. Gladstone has made each of her quarterly interest payments to date. A second loan in the original principal amount of $275,010 was due on August 23, 2010 and had gone into default. Ms. Gladstone paid off this loan in full in September 2012. A third loan to Ms. Gladstone in the original principal amount of $199,980 was paid off in September 2012, prior to its due date of July 13, 2015. These loans were evidenced by full recourse promissory notes and issued in connection with the exercise of stock options under the 2001 Plan by Ms. Gladstone. The loans were made on terms available to all eligible participants under the 2001 Plan. The remaining loan is secured by the shares of common stock purchased upon the exercise of the options. These loans meet the requirements set forth in Section 57(j) of the 1940 Act. Mr. Gladstone has not received, nor will he receive in the future, any direct or indirect benefit from these loans.

On September 7, 2010, each of Mr. Gladstone and Ms. Gladstone executed a redemption agreement with us, each of which provides that, pursuant to the terms and conditions thereof, we will automatically accept and retire the shares of our common stock pledged as collateral for their loans in partial or full satisfaction, as applicable, of Mr. Gladstone’s or Ms. Gladstone’s obligations to us under the loans that are in default at such time that the trading price of our common stock reaches $15 per share, if ever. In entering into the redemption agreements, we reserved all of our existing rights under the promissory notes and related pledge agreements, including but not limited to the ability to foreclose on the shares of common stock pledged as collateral for the loans, or additional pledged collateral, at any time.

Indemnification

In our articles of incorporation and bylaws, we have agreed to indemnify certain officers and directors by providing, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as our director, officer or other agent, to the fullest extent permitted under Maryland law and our bylaws. Notwithstanding the foregoing, the indemnification provisions shall not protect any officer or director from liability to us or our stockholders as a result of any action that would constitute willful misfeasance, bad faith or gross negligence in the performance of such officer’s or director’s duties, or reckless disregard of his or her obligations and duties.

Each of the Advisory and Administration Agreements provide that, absent willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their duties and obligations (as the same may be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder), the Adviser, the Administrator and their respective officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with them are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s or Administrator’s services under the Advisory or Administration Agreements or otherwise as an investment adviser of ours.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of December 31, 2012 (unless otherwise indicated), the beneficial ownership of each current director, each of the named executive officers, the executive officers and directors as a group and each stockholder known to our management to own beneficially more than 5% of the outstanding shares of common stock. To our knowledge, no executive officer or director owns our Term Preferred Stock and no person beneficially owns more than 5% of our Term Preferred Stock. Except as otherwise noted, the address of the individuals below is c/o Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 200, McLean, VA 22102.

Beneficial Ownership of Common Stock(1)(2)

Name and Address	Number of Shares	Percent of Total
Directors:
David Gladstone	1,164,794	5.5%
Terry Lee Brubaker(3)	198,997	1.0%
George Stelljes III	18,006	*
Anthony W. Parker	7,446	*
David A.R. Dullum	2,000	*
Michela A. English	3,500	*
Paul Adelgren	5,413	*
John H. Outland	1,541	*
John D. Reilly	3,400	*
Terry Earhart	—	*
Named Executive Officer:
David Watson	100	*
All executive officers and directors as a group (12 persons)	1,405,322	6.7%

*	Less than 1%
(1)	This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and sole investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 21,000,160 shares outstanding on December 31, 2012.
(2)	Ownership calculated in accordance with Rule 13d-3 of the Exchange Act.
(3)	Includes 75,114 shares held by Mr. Brubaker’s spouse.

The following table sets forth, as of December 31, 2012, the dollar range of equity securities that are beneficially owned by each of our directors in the Company and in Gladstone Investment, our affiliate and a business development company, which is also externally managed by our Adviser.

Name	Dollar Range of Equity Securities of the Company Owned by Directors(1)(2)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies(1)(2)
Interested Directors:
David Gladstone	Over $100,000	Over $100,000
Terry Lee Brubaker	Over $100,000	Over $100,000
George Stelljes III	Over $100,000	Over $100,000
David A.R. Dullum	$10,001-$50,000	Over $100,000

Independent Directors:
Anthony Parker	$50,001-$100,000	Over $100,000
Michela A. English	$10,001-$50,000	$10,001-$50,000
Paul W. Adelgren	$10,001-$50,000	$50,001-$100,000
John H. Outland	$10,001-$50,000	$10,001-$50,000
John D. Reilly	$10,001-$50,000	$50,001-$100,000
Terry Earhart	None	None

(1)	Ownership is calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on the NASDAQ as of December 31, 2012, times the number of shares of the respective class so beneficially owned and aggregated accordingly.

Gladstone Commercial, our affiliate and a real estate investment trust, is also managed by our Adviser. The following table sets forth certain information regarding the ownership of the common and preferred stock of Gladstone Commercial as of December 31, 2012, by each independent director. None of our independent directors owns any class of stock of Gladstone Commercial, other than those classes listed below and none of our independent directors owns more than 1% of any respective class.

Name	Number of Common Shares	Number of 7.125% Series C Cumulative Term Preferred Stock		Value of Securities($)(1)
Independent Directors:
John D. Reilly	2,000	12,300	(2)	$347,705
Michela A. English	2,373	0		$42,595
Paul W. Adelgren	4,232	0		$75,964
John H. Outland	1,489	0		$26,727
Anthony Parker	19,092	0		$342,701
Terry Earhart	0	0		$0

(1)	Ownership calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act. The value of securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on the NASDAQ as of December 31, 2012, times the number of shares of the respective class so beneficially owned and aggregated accordingly.
(2)	Includes 2,700 shares held by Mr. Reilly’s daughter.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our common stockholders upon their election as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our common stockholders who have “opted in” to our dividend reinvestment plan will not receive cash dividends but, instead, such cash dividends will automatically be reinvested in additional shares of our common stock.

Pursuant to our dividend reinvestment plan, if your shares of our common stock are registered in your own name you can have all distributions reinvested in additional shares of our common stock by Computershare Investor Services, the plan agent, if you enroll in the dividend reinvestment plan by delivering an authorization form to the plan agent prior to the corresponding dividend declaration date. The plan agent will effect purchases of our common stock under the dividend reinvestment plan in the open market. If you do not elect to participate in the dividend reinvestment plan, you will receive all distributions in cash paid by check mailed directly to you (or if you hold your shares in street or other nominee name, then to your nominee) as of the relevant record date, by the plan agent, as our dividend disbursing agent. If your shares are held in the name of a broker or nominee or if you are transferring such an account to a new broker or nominee, you should contact the broker or nominee to determine whether and how they may participate in the dividend reinvestment plan.

The plan agent serves as agent for the holders of our common stock in administering the dividend reinvestment plan. After we declare a dividend, the plan agent will, as agent for the participants, receive the cash payment and use it to buy common stock on the NASDAQ or elsewhere for the participants’ accounts. The price of the shares will be the average market price at which such shares were purchased by the plan agent.

Participants in the dividend reinvestment plan may withdraw from the dividend reinvestment plan upon written notice to the plan agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective the day after the related dividend distribution date. When a participant withdraws from the dividend reinvestment plan or upon termination of the dividend reinvestment plan as provided below, certificates for whole shares of common stock credited to his or her account under the dividend reinvestment plan will be issued and a cash payment will be made for any fractional share of common stock credited to such account.

The plan agent will maintain each participant’s account in the dividend reinvestment plan and will furnish monthly written confirmations of all transactions in such account, including information needed by the stockholder for personal and tax records. Common stock in the account of each dividend reinvestment plan participant will be held by the plan agent in non-certificated form in the name of such participant. Proxy materials relating to our stockholders’ meetings will include those shares purchased as well as shares held pursuant to the dividend reinvestment plan.

In the case of participants who beneficially own shares of common stock that are held in the name of banks, brokers or other nominees, the plan agent will administer the dividend reinvestment plan on the basis of the number of shares of common stock certified from time to time by the record holders as the amount held for the account of such beneficial owners. Shares of our common stock may be purchased by the plan agent through any of the underwriters, acting as broker or dealer.

We pay the plan agent’s fees for the handling or reinvestment of dividends and other distributions. Each participant in the dividend reinvestment plan pays a pro rata share of brokerage commissions incurred with respect to the plan agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting distributions.

Distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of distributions pursuant to the dividend reinvestment plan will not relieve participants of any U.S. federal income tax or state income tax that may be payable or required to be withheld on such distributions. For more information regarding taxes that our stockholders may be required to pay, see “Material U.S. Federal Income Tax Considerations.”

Experience under the dividend reinvestment plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the dividend reinvestment plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the dividend reinvestment plan at least 90 days before the record date for the distribution. The dividend reinvestment plan also may be amended or terminated by the plan agent with our prior written consent, on at least 90 days’ written notice to participants in the dividend reinvestment plan. All correspondence concerning the reinvestment plan should be directed to the plan agent, Computershare Investor Services, by mail at 480 Washington Boulevard, Jersey City, NJ 07310 or by phone at 866-214-7543.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

Regulated Investment Company Status

In order to maintain our qualification for treatment as a RIC under Subchapter M of the Code, we generally must distribute to our stockholders, for each taxable year, at least 90% of our investment company taxable income, which is generally our ordinary income plus short-term capital gains. We refer to this as the annual distribution requirement. We must also meet several additional requirements, including:

•	Business Development Company Status. At all times during each taxable year, we must maintain our status as a business development company;

•

Income source requirements. At least 90% of our gross income for each taxable year must be from dividends, interest, payments with respect to securities loans, gains from sales or other dispositions of securities or other income derived with respect to our business of investing in securities, and net income derived from an interest in a qualified publicly traded partnership; and

•

Asset diversification requirements. As of the close of each quarter of our taxable year: (1) at least 50% of the value of our assets must consist of cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities to the extent that (a) we do not hold more than 10% of the outstanding voting securities of an issuer of such other securities and (b) such other securities of any one issuer do not represent more than 5% of our total assets, and (2) no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Failure to Qualify as a RIC. If we are unable to qualify for treatment as a RIC and we do not qualify for certain relief provisions, we will be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make such distributions. Distributions would be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and then as a gain realized from the sale or exchange of property. If we fail to meet the RIC requirements for more than two consecutive years and then seek to re-qualify as a RIC, we would be required to recognize a gain to the extent of any unrealized appreciation on our assets unless we make a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period. Absent such special election, any gain we recognized would be deemed distributed to our stockholders as a taxable distribution.

Qualification as a RIC. If we qualify as a RIC and distribute to stockholders each year in a timely manner at least 90% of our investment company taxable income, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to stockholders. We would, however, be subject to a 4% nondeductible federal excise tax if we do not distribute, actually or on a deemed basis, 98% of our ordinary income and 98.2% of our capital gain net income. The excise tax would apply only to the amount by which 98% of our ordinary income or 98.2% of our capital gain net income exceeds the amount of income we distribute, actually or on a deemed basis, to stockholders. We will be subject to regular corporate income tax, currently at rates up to 35%, on any undistributed income, including both ordinary income and capital gains. We intend to retain some or all of our capital gains, but to designate the retained amount as a deemed distribution. In that case, among other consequences, we will pay tax on the retained amount, each stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the stockholder and the stockholder will be entitled to claim a credit or refund equal to its allocable share of the tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the stockholder’s cost basis for its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend and such excess may be claimed as a credit or refund against the stockholder’s other tax obligations. A stockholder that is not subject to U.S. federal income tax or tax on long-term capital gains would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. We will also be subject to alternative minimum tax, but any tax preference items would be apportioned between us and our stockholders in the same proportion that distributions, other than capital gain dividends, paid to each stockholder bear to our taxable income determined without regard to the dividends paid deduction.

From time to time, we acquire debt obligations that are issued at a discount, which may include loans we make that are accompanied by warrants, that bear interest at rates that are not either fixed rates or certain qualified variable rates or that are not unconditionally payable at least annually over the life of the obligation. In such cases, we are required to include in taxable income each year a portion of the original issue discount, or OID, that accrues over the life of the obligation. Such OID is included in our investment company taxable income even though we receive no cash corresponding to such discount amount. As a result, we may be required to make additional distributions corresponding to such OID amounts in order to satisfy the annual distribution requirement and to continue to qualify as a RIC or to avoid the 4% excise tax. This could mean that we may be required to sell temporary investments or other assets to meet the RIC distribution requirements.

Taxation of Our U.S. Stockholders

Distributions. For any period during which we qualify for treatment as a RIC for federal income tax purposes, distributions to our stockholders attributable to our investment company taxable income generally will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits. Any distributions in excess of our earnings and profits will first be treated as a return of capital to the extent of the stockholder’s adjusted basis in his or her shares of common stock and thereafter as gain from the sale of shares of our common stock. Distributions of our long-term capital gains, designated by us as such, will be taxable to stockholders as long-term capital gains regardless of the stockholder’s holding period for its common stock and whether the distributions are paid in cash or invested in additional common stock. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income, but not with respect to capital gain dividends to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations. Any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the stockholders on December 31 of the previous year. In addition, we may elect to relate a dividend back to the prior taxable year if we (1) declare such dividend prior to the 15th day of the 9th month following the close of that taxable year, or any applicable extended due date of our tax return for such prior taxable year (2) make the election in that tax return, and (3) distribute such amount in the 12-month period following the close of the taxable year but not later than our first payment of the same type of dividend following such declaration. Any such election will not alter the general rule that a stockholder will be treated as receiving a dividend in the taxable year in which the dividend is made, subject to the October, November, December rule described above.

In general, the tax rates applicable to our dividends other than dividends designated as capital gain dividends will be the standard ordinary income tax rates, current maximum federal rate 39.6%, and not the lower federal income tax rate applicable to “qualified dividend income,” current federal rate 20%. An additional 3.8% Medicare tax applies to “net investment income”, which includes RIC dividends, of individuals whose income exceeds a threshold amount. If we distribute dividends that are attributable to actual dividend income received by us that is eligible to be, and is, designated by us as qualified dividend income, such dividends would be eligible for such lower federal income tax rate. For this purpose, “qualified dividend income” means dividends received by us from United States corporations and qualifying foreign corporations, provided that both we and the stockholder recipient of our dividends satisfy certain holding period and other requirements in respect of our shares (in the case of our stockholder) and the stock of such corporations (in our case). However, we do not anticipate receiving or distributing a significant amount of qualified dividend income.

If a stockholder participates in our dividend reinvestment plan, any dividends reinvested under the plan will be taxable to the stockholder to the same extent, and with the same character, as if the stockholder had received the dividend in cash. The stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested dividend. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the stockholder’s account.

Sale of Our Shares. A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares.

Under the tax laws in effect as of the date of this prospectus, individual U.S. stockholders are subject to a maximum federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals of 39.6%. An additional 3.8% medicare tax applies to the net investment income of individuals whose income exceeds a threshold amount. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the same rates applied to their ordinary income (currently up to a maximum of 35%). Capital losses are subject to limitations on use for both corporate and non-corporate stockholders.

Backup Withholding. We may be required to withhold federal income tax, or backup withholding, at a rate of 28%, from all taxable dividends to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the Internal Revenue Service, or IRS, notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is generally his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under Section 54 of the 1940 Act. As such, we are subject to regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities, as defined in the 1940 Act.

We intend to conduct our business so as to retain our status as a business development company. A business development company may use capital provided by public stockholders and from other sources to invest in long-term private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies. In general, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making certain types of investments in assets described in Sections 55(a)(1)-(3) of the 1940 Act.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets, other than assets defined in Section 55(a)(7) (“operating assets”), which includes certain interests in furniture, equipment, real estate, or leasehold improvements, represent at least 70% of the company’s total assets, exclusive of operating assets. The types of qualifying assets in which we may invest under the 1940 Act include, but are not limited to, the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is generally defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, any state or states in the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the business development company) or otherwise excluded from the definition of investment company; and

(c) satisfies one of the following:

(i) it does not have any class of securities with respect to which a broker or dealer may extend margin credit;

(ii) it is controlled by the business development company, alone or as part of a group, and the business development company in fact exercises a controlling influence over the management or policies of the portfolio company and, as a result of such control, has an affiliated person who is a director of the portfolio company;

(iii) it has total assets of not more than $4 million and capital and surplus of not less than $2 million;

(iv) it does not have any class of securities listed on a national securities exchange; or

(v) it has a class of securities listed on a national securities exchange, with an aggregate market value of outstanding voting and non-voting equity of less than $250 million.

(2) Securities received in exchange for or distributed on or with respect to securities described in (1) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(3) Cash, cash items, government securities or high quality debt securities maturing in one year or less from the time of investment.

Asset Coverage

Pursuant to Section 61(a)(2) of the 1940 Act, we are permitted, under specified conditions, to issue multiple classes of senior securities representing indebtedness. However, pursuant to Section 18(c) of the 1940 Act, we are permitted to issue only one class of senior securities that is stock. In either case, we may only issue such Senior Securities if such class of Senior Securities, after such issuance, has an asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200%.

In addition, our ability to pay dividends or distributions (other than dividends payable in our stock) to holders of any class of our capital stock would be restricted if our senior securities representing indebtedness fail to have an asset coverage of at least 200% (measured at the time of declaration of such distribution and accounting for such distribution). The 1940 Act does not apply this limitation to privately arranged debt that is not intended to be publicly distributed, unless this limitation is specifically negotiated by the lender. In addition, our ability to pay dividends or distributions (other than dividends payable in our common stock) to our common stockholders would be restricted if our senior securities that are stock fail to have an asset coverage of at least 200% (measured at the time of declaration of such distribution and accounting for such distribution). If the value of our assets declines, we might be unable to satisfy these asset coverage requirements. To satisfy the 200% asset coverage requirement in the event that we are seeking to pay a distribution, we might either have to (i) liquidate a portion of our loan portfolio to repay a portion of our indebtedness or (ii) issue common stock. This may occur at a time when a sale of a portfolio asset may be disadvantageous, or when we have limited access to capital markets on agreeable terms. In addition, any amounts that we use to service our indebtedness or for offering expenses will not be available for distributions to our stockholders. If we are unable to regain asset coverage through these methods, we may be forced to suspend the payment of such dividends.

Significant Managerial Assistance

A business development company generally must make available significant managerial assistance to issuers of its portfolio securities that the business development company counts as a qualifying asset for the 70% test described above. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Significant managerial assistance also may include the exercise of a controlling influence over the management and policies of the portfolio company. However, with respect to certain, but not all such securities, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance, or the business development company may exercise such control jointly.

Investment Policies

We seek to achieve a high level of current income and capital gains through investments in debt securities and preferred and common stock that we acquired in connection with buyout and other recapitalizations. The following investment policies may not be changed without the approval of our Board of Directors:

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We will at all times conduct our business so as to retain our status as a business development company. In order to retain that status we must continue to meet the definition of business development company contained in the 1940 Act, which requires us, among other things, to be operated for the purpose of investing in certain categories of qualifying assets. In addition, we may not acquire any assets (other than operating assets or qualifying assets) if, after giving effect to such acquisition, the value of our “qualifying assets,” less our operating assets, is less than 70% of the value of our total assets (excluding our operating assets). We anticipate that the securities we seek to acquire, as well as temporary investments, will generally be qualifying assets.

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We will at all times endeavor to conduct our business so as to retain our status as a regulated investment company under the Code. In order to do so, we must meet income source, asset diversification and annual distribution requirements. We may issue senior securities, such as debt or preferred stock, to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary emergency or other purposes.

With the exception of our policy to conduct our business as a business development company, these policies are not fundamental and may be changed without stockholder approval.

Co-Investment Order

On July 26, 2012, the Securities and Exchange Commission granted us exemptive order that permits us to co-invest with Gladstone Investment and any future BDC or closed-end management investment company that is advised by the Adviser, (or sub-advised by the Adviser if it also controls the fund), or any combination of the foregoing, subject to the conditions contained therein.

DESCRIPTION OF OUR SECURITIES

Our authorized capital stock consists of 50,000,000 shares of capital stock, $0.001 par value per share, 46,000,000 of which is currently designated as common stock and 4,000,000 of which is currently designated as preferred stock. Under our articles of incorporation, our Board of Directors is authorized to classify and reclassify any unissued shares of capital stock without requiring stockholder approval. The following summary description of our capital stock is not necessarily complete and is subject to, and qualified in its entirety by, our articles of incorporation. Please review our articles of incorporation for a more detailed description of the provisions summarized below.

Common Stock

As of the date hereof, we have 21,000,160 shares of common stock outstanding. All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when declared by our Board of Directors out of funds legally available. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws. In the event of our liquidation, dissolution or winding up, each share of our common stock is entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any is outstanding at the time. Each share of our common stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of such shares, if they so choose, could elect all of the directors, and holders of less than a majority of such shares would, in that case, be unable to elect any director. Our common stock is listed on the NASDAQ under the ticker symbol “GLAD.”

Preferred Stock

Our articles of incorporation give the Board of Directors the authority, without further action by stockholders, to issue shares of preferred stock in one or more series and to fix the rights, preferences, privileges, qualifications and restrictions granted to or imposed upon such preferred stock, including dividend rights, conversion rights, voting rights, rights and terms of redemption, and liquidation preference, any or all of which may be greater than the rights of the common stock. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The issuance of preferred stock could adversely affect the voting power of holders of common stock and reduce the likelihood that such holders will receive dividend payments and payments upon liquidation, and could also decrease the market price of our common stock.

You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other Senior Securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of the preferred stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

Term Preferred Stock

Of the 4,000,000 shares of our capital stock designated as preferred stock, 1,610,000 of such shares are designated as 7.125% Series 2016 Term Preferred Shares, which we refer to as the Term Preferred Stock. As of the date hereof, we have 1,539,882 shares of Term Preferred Stock outstanding. Our Term Preferred Stock is listed on the NASDAQ under the symbol “GLADP.”

The following is a summary of the material terms of the Term Preferred Stock. The following summary is qualified in its entirety by reference to the Articles Supplementary Establishing and Fixing the Rights and Preferences of the Term Preferred Shares, including Appendix A thereto relating to the Term Preferred Stock, which are filed as an exhibit to the registration statement of which this prospectus is a part:

Dividend Rights

The holders of Term Preferred Stock are entitled to monthly dividends in the amount of 7.125% per annum on the stated liquidation preference of Term Preferred Stock, or $0.1484375 per share, and we are prohibited from issuing dividends or making distributions to the holders of our common stock while any shares of Term Preferred Stock are outstanding, unless all accrued and unpaid dividends on the Term Preferred Stock are paid in their entirety. In the event that we fail to pay dividends on the Term Preferred Stock when required, the dividend rate on the Term Preferred Stock will increase to 9.125% per annum until such default is cured.

Voting Rights

The holders of the Term Preferred Stock are entitled to one vote per share and do not have cumulative voting. The holders of the Term Preferred Stock generally vote together with the holders of our common stock, except that the holders of the Term Preferred Stock have the right to elect two of our directors. Furthermore, during any period that we owe accumulated dividends, whether or not earned or declared, on our Term Preferred Shares equal to at least two full years of dividends, the holders of Term Preferred Stock will have the right to elect a majority of our Board of Directors.

Liquidation Rights

The Term Preferred Stock has a liquidation preference over our common stock equal to $25 per share, plus all accrued but unpaid dividends in the event of a dissolution, liquidation or winding up of our affairs.

Redemption

The Term Preferred Stock has a mandatory term redemption date of December 31, 2016, however, if we fail to maintain asset coverage as required by the 1940 Act, of at least 200%, we will be required to redeem a portion of the Term Preferred Stock to enable us to meet the required asset coverage. We also have the option to redeem such shares at any time on or after December 31, 2012, subject to the requirement to pay an optional redemption premium on the amount of shares redeemed if we optionally redeem such shares before December 31, 2014. In the event that we fail to redeem the Term Preferred Stock when due, the dividend rate will increase to 9.125% per annum until such shares are redeemed.

Subscription Rights

General

We may issue subscription rights to our stockholders to purchase common stock or preferred stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting arrangement with one or more underwriters pursuant to which such underwriters would purchase any offered securities remaining unsubscribed after such subscription rights offering to the extent permissible under applicable law. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which in no event would be less than fifteen business days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights;

•	the ratio of the offering (which in no event would exceed one new share of common stock for each three rights held);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such rights shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock, or preferred stock, at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock, or preferred stock, purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting arrangements, as set forth in the applicable prospectus supplement.

Warrants

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock or preferred stock. Such warrants may be issued independently or together with shares of common stock or other equity or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

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the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants (except for warrants expiring not later than 120 days after issuance and issued exclusively and ratably to a class of our security holders) on the condition that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value of the securities underlying the warrants at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants (our stockholders approved such a proposal to issue long-term rights, including warrants, in connection with our 2008 annual meeting of stockholders) and a “required” majority of our Board of Directors approves such issuance on the basis that the issuance is in the best interests of Gladstone Capital and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. A “required” majority of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

Debt Securities

Any debt securities that we issue may be senior or subordinated in priority of payment. If we offer debt securities under this prospectus, we will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

CERTAIN PROVISIONS OF MARYLAND LAW AND OF OUR

ARTICLES OF INCORPORATION AND BYLAWS

Our articles of incorporation and bylaws and the Maryland General Corporation Law contain certain provisions that could make more difficult the acquisition of us by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to our articles of incorporation and bylaws, as amended, which are filed as exhibits to the registration statement of which this prospectus is a part.

Classified Board of Directors

In accordance with our bylaws, our Board of Directors is divided into three classes of directors serving staggered three-year terms. Under the Maryland General Corporation Law, each class must consist as nearly as possible of one-third of the directors then elected to our Board of Directors and our board is currently divided into three classes, two classes of which have three directors and one class that has four directors. A classified board may render more difficult a change in control of us or removal of our incumbent management. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure continuity and stability of our management and policies.

Our classified board could have the effect of making the replacement of incumbent directors more time consuming and difficult. Because our directors may only be removed for cause, at least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of our Board of Directors. Thus, our classified board could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a tender offer or an attempt to change control of us or another transaction that might involve a premium price for our common stock that might be in the best interest of our stockholders.

Number of Directors; Removal; Vacancies

Our articles of incorporation provide that the number of directors will be determined pursuant to our bylaws and our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. In addition, our bylaws provide that the number of directors shall not be increased by 50% or more in any 12-month period without the approval of at least 66 2/3% of the members of our Board of Directors then in office. Our bylaws provide that any vacancies will be filled by the vote of a majority of the remaining directors, even if less than a quorum, and the directors so appointed shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified. Accordingly, our Board of Directors could temporarily prevent any stockholder from enlarging the Board of Directors and filling the new directorships with such stockholder’s own nominees.

Our bylaws also provide that, except as may be required by law or our articles of incorporation, our directors may only be removed for cause and only by the affirmative vote of 75% of the voting power of all of the shares of our capital stock then entitled to vote generally in the election of directors, voting together as a single class.

Stockholder Approval Requirements

Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual meeting of our stockholders, which we refer to as the stockholder notice procedure.

The stockholder notice procedure provides that (1) only persons who are nominated by, or at the direction of, the Board of Directors, or by a stockholder who has given timely written notice containing specified information to our secretary prior to the meeting at which directors are to be elected, will be eligible for election as directors and (2) at an annual meeting only such business may be conducted as has been brought before the meeting by, or at the direction of, our Board of Directors or by a stockholder who has given timely written notice to our secretary of such stockholder’s intention to bring such business before the meeting. Except for stockholder proposals submitted in accordance with the federal proxy rules as to which the requirements specified therein shall control, notice of stockholder nominations or business to be conducted at an annual meeting must be received by us prior to the first anniversary of the previous year’s annual meeting. If we call a special meeting of stockholders for the purpose of electing directors, stockholder nominations must be received by us not earlier than the 90th day prior to such meeting and not later than the later of the 60th day prior to such meeting or the 10th day following the day on which notice of the date of a special meeting of stockholders was given.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of the other proposed business and, to the extent deemed necessary or desirable by the Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals for action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Authority to Issue Preferred Stock without Stockholder Approval

Our articles of incorporation permit our Board of Directors to issue up to 50,000,000 shares of capital stock. In addition, our Board of Directors, without any action by our stockholders, may amend our articles of incorporation from time to time to increase or decrease the aggregate number of shares or the number of shares of any class or series of stock that we have authority to issue. Our Board of Directors may classify or reclassify any unissued common stock or preferred stock and establish the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption of any such stock. Thus, our Board of Directors could authorize the issuance of preferred stock with terms and conditions that could have a priority as to distributions and amounts payable upon liquidation over the rights of the holders of our common stock.

Amendment of Articles of Incorporation and Bylaws

Our articles of incorporation may be amended, altered, changed or repealed, subject to the resolutions providing for any class or series of preferred stock, only by the affirmative vote of both a majority of the members of our Board of Directors then in office and a majority of the voting power of all of the shares of our capital stock entitled to vote generally in the election of directors, voting together as a single class.

Our articles of incorporation also provide that the bylaws may be adopted, amended, altered, changed or repealed by the affirmative vote of the majority of our Board of Directors then in office. Any action taken by our stockholders with respect to adopting, amending, altering, changing or repealing our bylaws may be taken only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of our capital stock then entitled to vote generally in the election of directors, voting together as a single class.

These provisions are intended to make it more difficult for stockholders to circumvent certain other provisions contained in our articles of incorporation and bylaws, such as those that provide for the classification of our Board of Directors. These provisions, however, also will make it more difficult for stockholders to amend the articles of incorporation or bylaws without the approval of the Board of Directors, even if a majority of the stockholders deems such amendment to be in the best interests of all stockholders.

Limitation on Liability of Directors

We have adopted provisions in our articles of incorporation, which, to the fullest extent permitted by Maryland law and as limited by the 1940 Act, limit the liability of our directors and officers for monetary damages. Under our articles of incorporation we shall indemnify (1) our directors and officers to the fullest extent permitted by the General Laws of the State of Maryland as limited by the 1940 Act or any valid rule, regulation or order of the SEC thereunder, including the advance of expenses under the procedures and to the fullest extent permitted by law and (2) other employees and agents to such extent as shall be authorized by our Board of Directors or our bylaws and be permitted by law. The effect of these provisions is to eliminate our rights and the rights of our stockholders (through stockholders’ derivative suits on our behalf) to recover monetary damages against one of our directors or officers for breach of the fiduciary duty of care as a director or officer (including breaches resulting from negligent or grossly negligent behavior) except to the extent this limitation is not permitted under applicable law, including the 1940 Act. These provisions do not limit or eliminate our rights or the rights of any of our stockholders to seek non-monetary relief such as an injunction or rescission in the event one of our directors or officers breaches his or her duty of care. These provisions also will not alter the liability of our directors or officers under federal securities laws.

SHARE REPURCHASES

Shares of closed-end investment companies frequently trade at discounts to net asset value. We cannot predict whether our shares will trade above, at or below net asset value. The market price of our common stock is determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. Our Board of Directors has authorized our officers, in their discretion and subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of our common stock in the event that our shares trade at a discount to net asset value. We cannot assure you that we will ever conduct any open market purchases and if we do conduct open market purchases, we may terminate them at any time.

In addition, if our shares publicly trade for a substantial period of time at a substantial discount to our then current net asset value per share, our Board of Directors will consider authorizing periodic repurchases of our shares or other actions designed to eliminate the discount. Our Board of Directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on our status as a RIC under the Code and the availability of cash to finance these repurchases in view of the restrictions on our ability to borrow. We cannot assure you that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should we make any such repurchases in the future, we expect that we would make them at prices at or below the then current net asset value per share. Any such repurchase would cause our total assets to decrease, which may have the effect of increasing our expense ratio. We may borrow money to finance the repurchase of shares subject to the limitations described in this prospectus. Any interest on such borrowing for this purpose would reduce our net income.

PLAN OF DISTRIBUTION

We may sell the Securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement.

The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, in “at the market offerings” within the meaning of Rule 415(a)(4) of the Securities Act, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of our common stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit.

In connection with the sale of the Securities, underwriters or agents may receive compensation from us or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum commission or discount to be received by any Financial Industry Regulatory Authority, or FINRA, member or independent broker-dealer will not exceed 10%.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any of our common stock sold pursuant to a prospectus supplement will be listed on the NASDAQ, or another exchange on which our common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the Securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custodian agreement with The Bank of New York Mellon Corp. The address of the custodian is: 500 Ross Street, Suite 625, Pittsburgh, PA 15262. Our assets are held under bank custodianship in compliance with the 1940 Act. Securities held through our wholly-owned subsidiary, Business Loan, are held under a custodian agreement with The Bank of New York Mellon Corp., which acts as collateral custodian pursuant to Business Loan’s credit facility with Key Equipment Finance Inc. and certain other parties. The address of the collateral custodian is 500 Ross Street, Suite 625, Pittsburgh, PA 15262. Computershare Investor Services acts as our transfer and dividend paying agent and registrar. The principal business address of Computershare Investor Services is 480 Washington Boulevard, Jersey City, New Jersey 07310, telephone number 866-214-7543. Computershare Investor Services also maintains an internet website at https://www.cpushareownerservices.com.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use securities brokers or dealers in the normal course of our business. Subject to policies established by our Board of Directors, the Adviser will be primarily responsible for the execution of transactions involving publicly traded securities and the allocation of brokerage commissions in respect thereof, if any. In the event that the Adviser executes such transactions, we do not expect the Adviser to execute transactions through any particular broker or dealer, but we would expect the Adviser to seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we expect that the Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to us, the Adviser and any of its other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms either of the particular transaction or the Adviser’s overall responsibilities with respect to all of the Adviser’s clients.

PROXY VOTING POLICIES AND PROCEDURES

We have delegated our proxy voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set out below. The guidelines are reviewed periodically by the Adviser and our directors who are not “interested persons,” and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, the Adviser has a fiduciary duty to act solely in our best interests. As part of this duty, the Adviser recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

The Adviser’s policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

The Adviser votes proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. The Adviser reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases the Adviser will vote in favor of proposals that the Adviser believes are likely to increase the value of the portfolio securities we hold. Although the Adviser will generally vote against proposals that may have a negative effect on our portfolio securities, the Adviser may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by the Adviser’s portfolio managers. To ensure that the Adviser’s vote is not the product of a conflict of interest, the Adviser requires that (1) anyone involved in the decision-making process disclose to the Adviser’s investment committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, the Adviser will disclose such conflicts to us, including our independent directors and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information without charge about how the Adviser voted proxies by making a written request for proxy voting information to:

Michael LiCalsi, Internal Counsel and Secretary

c/o Gladstone Capital Corporation

1521 Westbranch Dr.

McLean, VA 22102

LEGAL MATTERS

The legality of securities offered hereby will be passed upon for us by Cooley LLP, Reston, Virginia. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the accompanying prospectus supplement.

EXPERTS

The financial statements as of September 30, 2012 and September 30, 2011 and for each of the three years in the period ended September 30, 2012 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in the Report of Management on Internal Controls) as of September 30, 2012 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

GLADSTONE CAPITAL CORPORATION

Report of Management on Internal Controls

To the Stockholders and Board of Directors of Gladstone Capital Corporation:

Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934. Our internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and include those policies and procedures that: (1) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect our transactions and the dispositions of our assets; (2) provide reasonable assurance that our transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with appropriate authorizations; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.

Under the supervision and with the participation of our management, we assessed the effectiveness of our internal control over financial reporting as of September 30, 2012, using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control—Integrated Framework. Based on its assessment, management has concluded that our internal control over financial reporting was effective as of September 30, 2012.

The effectiveness of the Company’s internal control over financial reporting as of September 30, 2012 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report which appears herein.

November 13, 2012

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Gladstone Capital Corporation:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, and the related consolidated statements of operations, changes in net assets, and cash flows and the financial highlights present fairly, in all material respects, the financial position of Gladstone Capital Corporation and its subsidiaries (the “Company”) at September 30, 2012 and 2011, the results of their operations and their cash flows for each of the three years in the period ended September 30, 2012 and the financial highlights for each of the five years in the period ended September 30, 2012, in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the accompanying index under Item 15(a)(2) presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. Also, in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of September 30, 2012, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these financial statements and financial statement schedule, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Annual Report on Internal Control over Financial Reporting. Our responsibility is to express opinions on these financial statements, on the financial statement schedule, and on the Company’s internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. Our procedures included confirmation of securities at September 30, 2012, by correspondence with the custodian, and where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

McLean, VA

November 13, 2012

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	September 30,
	2012	2011
ASSETS
Investments at fair value:
Non-Control/Non-Affiliate investments (Cost of $268,500 and $288,266, respectively)	$237,135	$257,302
Control investments (Cost of $96,521 and $94,549, respectively)	36,825	45,645

Total investments (Cost of $365,021and $382,815, respectively)	273,960	302,947
Cash and cash equivalents	10,155	6,732
Restricted cash	507	—
Interest receivable	2,696	3,066
Due from custodian	2,177	2,547
Deferred financing fees	2,957	650
Other assets	950	1,682

TOTAL ASSETS	$293,402	$317,624

LIABILITIES
Borrowings at fair value (Cost of $58,800 and $99,400, respectively)	$62,451	$100,012
Mandatorily redeemable preferred stock, $0.001 par value per share, $25 liquidation preference per share; 4,000,000 and no shares authorized; 1,539,882 and no shares issued and outstanding at September 30, 2012 and September 30, 2011, respectively	38,497	—
Accounts payable and accrued expenses	475	513
Interest payable	185	289
Fees due to Adviser(A)	1,830	1,760
Fee due to Administrator(A)	174	194
Other liabilities	1,226	1,135

TOTAL LIABILITIES	104,838	103,903

Commitments and contingencies(B)
NET ASSETS	$188,564	$213,721

ANALYSIS OF NET ASSETS
Common stock, $0.001 par value, 46,000,000 and 50,000,000 shares authorized and 21,000,160 and 21,039,242 shares issued and outstanding at September 30, 2012 and 2011, respectively	$21	$21
Capital in excess of par value	324,714	326,913
Notes receivable from employees(A)	(3,024)	(3,858)
Cumulative net unrealized depreciation on investments	(91,061)	(79,867)
Cumulative net unrealized appreciation on borrowings	(3,651)	(612)
(Overdistributed) underdistributed net investment income(C)	(474)	108
Accumulated net realized losses	(37,961)	(28,984)

TOTAL NET ASSETS	$188,564	$213,721

NET ASSET VALUE PER COMMON SHARE AT END OF YEAR	$8.98	$10.16

(A)	Refer to Note 4—Related Party Transactions for additional information.
(B)	Refer to Note 11—Commitments and Contingencies for additional information.
(C)	Refer to Note 9—Distributions to Common Stockholders for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	Year ended September 30,
	2012	2011	2010
INVESTMENT INCOME
Interest income
Non-Control/Non-Affiliate investments	$31,745	$27,497	$29,938
Control investments	4,072	5,139	2,645
Cash and cash equivalents	8	1	1
Notes receivable from employees (A)	252	431	437

Total interest income	36,077	33,068	33,021

Other income
Non-Control/Non-Affiliate investments	4,245	1,518	2,518
Control investments	—	625	—

Total investment income	40,322	35,211	35,539

EXPENSES
Base management fee(A)	6,165	5,731	6,085
Incentive fee(A)	4,691	4,598	1,823
Administration fee(A)	753	729	807
Interest expense on borrowings	4,374	2,676	4,390
Dividend expense on mandatorily redeemable preferred stock	2,491	—	—
Amortization of deferred financing fees	1,243	1,420	1,490
Professional fees	1,218	1,118	2,101
Compensation expense(A)	—	—	245
Other general and administrative expenses	1,391	1,170	1,259

Expenses before credits from Adviser	22,326	17,442	18,200
Credit to fees from Adviser(A)	(1,048)	(643)	(420)

Total expenses net of credits	21,278	16,799	17,780

NET INVESTMENT INCOME	19,044	18,412	17,759

REALIZED AND UNREALIZED (LOSS) GAIN
Net realized loss
Non-Control/Non-Affiliate investments	(7,875)	(1,122)	(29)
Control investments	(4,944)	(158)	(2,864)

Total net realized loss	(12,819)	(1,280)	(2,893)
Net unrealized (depreciation) appreciation:
Non-Control/Non-Affiliate investments	(404)	(21,363)	4,643
Control investments	(10,790)	(17,396)	(2,326)
Borrowings	(3,039)	528	(789)

Total net unrealized (depreciation) appreciation	(14,233)	(38,231)	1,528

Net realized and unrealized loss	(27,052)	(39,511)	(1,365)

NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,008)	$(21,099)	$16,394

NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE
Basic and Diluted	$(0.38)	$(1.00)	$0.78

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING
Basic and Diluted	21,011,123	21,039,242	21,060,351

(A)	Refer to Note 4—Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(DOLLAR AMOUNTS IN THOUSANDS)

	Year ended September 30,
	2012	2011	2010
OPERATIONS:
Net investment income	$19,044	$18,412	$17,759
Net realized loss on sale of investments	(12,819)	(1,280)	(2,893)
Net unrealized (depreciation) appreciation on investments	(11,194)	(38,759)	2,317
Net unrealized (appreciation) depreciation on borrowings	(3,039)	528	(789)

Net (decrease) increase in net assets from operations	(8,008)	(21,099)	16,394

DISTRIBUTIONS:
Distributions to common stockholders	(16,189)	(17,672)	(16,907)
Return of capital to common stockholders	(1,461)	—	(783)

Net decrease in net assets from distributions	(17,650)	(17,672)	(17,690)

CAPITAL TRANSACTIONS:
Shelf offering costs	—	—	(28)
Repayment of principal on employee notes(A)	833	3,246	1,400
Stock redemption for repayment of principal on employee notes(A)	(332)	—	—
Conversion of former employee notes from recourse to non-recourse	—	—	(420)
Reclassification of principal on employee note	—	—	514

Net increase in net assets from capital transactions	501	3,246	1,466
Total (decrease) increase in net assets	(25,157)	(35,525)	170
NET ASSETS AT BEGINNING OF YEAR	213,721	249,246	249,076

NET ASSETS AT END OF YEAR	$188,564	$213,721	$249,246

(A)	Refer to Note 4—Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(DOLLAR AMOUNTS IN THOUSANDS)

	Year ended September 30,
	2012	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net (decrease) increase in net assets resulting from operations	$(8,008)	$(21,099)	$16,394
Adjustments to reconcile net (decrease) increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investments	(68,941)	(136,254)	(22,530)
Principal repayments on investments	67,370	45,835	82,515
Proceeds from sale of investments	6,487	4,167	3,119
Repayment of paid in kind interest	—	—	51
Increase in investment balance due to paid in kind interest	—	(12)	(67)
Increase in investment balance due to transferred interest	—	(204)	(1,230)
Net change in premiums, discounts and amortization	(121)	1,467	711
(Decrease) increase in loan impairment treated as contra-investment	—	(715)	715
Net realized loss on investments	12,998	1,119	2,893
Net unrealized depreciation (appreciation) on investments	11,194	38,759	(2,317)
Net unrealized appreciation (depreciation) on borrowings	3,039	(528)	789
Increase in restricted cash	(507)	—	—
Amortization of deferred financing fees	1,243	1,420	1,490
Change in compensation expense from non-recourse notes	—	—	245
Decrease (increase) in interest receivable	370	(314)	382
Decrease (increase) in funds due from custodian	370	(2,292)	2,804
Decrease (increase) in other assets	732	(279)	845
Decrease in accounts payable and accrued expenses	(38)	(239)	(375)
(Decrease) increase in interest payable	(104)	(404)	315
Increase (decrease) in fees due to Adviser(A)	70	1,087	(161)
(Decrease) increase in fee due to Administrator(A)	(20)	(73)	51
Increase (decrease) in other liabilities	91	187	(138)

Net cash provided by (used in) operating activities	26,225	(68,372)	86,501

CASH FLOWS FROM FINANCING ACTIVITIES
Shelf offering costs	—	—	(28)
Proceeds from borrowings	74,900	120,100	24,900
Repayments on borrowings	(115,500)	(37,500)	(91,100)
Proceeds from issuance of mandatorily redeemable preferred stock	38,497	—	—
Deferred financing fees	(3,550)	(804)	(1,525)
Distributions paid to common stockholders	(17,650)	(17,672)	(17,690)
Receipt of principal on employee notes(A)	501	3,246	1,400

Net cash (used in) provided by financing activities	(22,802)	67,370	(84,043)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	3,423	(1,002)	2,458
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	6,732	7,734	5,276

CASH AND CASH EQUIVALENTS, END OF YEAR	$10,155	$6,732	$7,734

CASH PAID DURING YEAR FOR INTEREST	$4,477	$3,080	$4,075
CASH PAID DURING YEAR FOR DIVIDENDS ON MANDATORILY REDEEMABLE PREFERRED STOCK	2,491	—	—
NON-CASH FINANCING ACTIVITIES:
Stock redemption for repayment of principal on employee notes(A)	$(332)	$—	$—
Reclassification of principal on employee note(A)	—	—	515
Conversion of employee notes from recourse to non-recourse(A)	—	—	(420)

(A)	Refer to Note 4—Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS:

Non-syndicated Loans:
Access Television Network, Inc.	Broadcasting and entertainment	Senior Term Debt (14.0%, Due 2/2011) (D) (H)	$903	$903	$—
Allison Publications, LLC	Printing and publishing	Senior Term Debt (10.5%, Due 9/2013) (D)	7,864	7,864	7,510
BAS Broadcasting	Broadcasting and entertainment	Senior Term Debt (11.5%, Due 7/2013) (D)	7,465	7,465	1,866
Chinese Yellow Pages Company	Printing and publishing	Line of Credit, $12 available (7.3%, Due 11/2012) (D)	438	438	285
CMI Acquisition, LLC	Mining, steel, iron and non-precious metals	Senior Subordinated Term Debt (14.0%, Due 12/2016) (D)	14,265	14,265	13,766
FedCap Partners, LLC	Private equity fund	Class A Membership Units (80 units (6.7% ownership)) (G)(K)		2,000	2,964
Francis Drilling Fluids, Ltd.	Oil and gas	Senior Subordinated Term Debt (12.0%, Due 11/2017) (D)	15,000	15,000	14,906
		Preferred Units (999 units) (F) (G)		999	479
		Common Units (999 units) (F) G)		1	—

				16,000	15,385
GFRC Holdings, LLC	Buildings and real estate	Senior Term Debt (10.5%, Due 12/2013) (D)	5,124	5,124	2,587
		Senior Subordinated Term Debt (13.0%, Due 12/2013) (D)	6,598	6,598	3,332

				11,722	5,919
Heartland Communications Group	Broadcasting and entertainment	Line of Credit, $0 available (5.0%, Due 3/2013) (D)	100	100	40
		Line of Credit, $55 available (10.0%, Due 3/2013) (D)	45	45	18
		Senior Term Debt (5.0%, Due 3/2013) (D)	4,342	4,333	1,737
		Common Stock Warrants (8.8% ownership) (F) (G)		66	—

				4,544	1,795
International Junior Golf Training Acquisition Company	Leisure, amusement, motion pictures and entertainment	Line of Credit, $225 available (11.0%, Due 5/2014) (D)	2,025	2,025	1,154
		Senior Term Debt (10.5%, Due 5/2014) (D)	461	461	263
		Senior Term Debt (12.5%, Due 5/2014) (C)(D)	2,500	2,500	1,425

				4,986	2,842
Legend Communications of Wyoming, LLC	Broadcasting and entertainment	Senior Term Debt (12.0%, Due 6/2013) (D)	8,661	8,661	4,547

North American Aircraft Services, LLC	Aerospace and defense	Line of Credit, $500 available (6.5%, Due 10/2012) (D)	1,500	1,500	1,489
		Senior Term Debt (7.5%, Due 8/2016) (D)	4,265	4,265	4,233
		Senior Subordinated Term Debt (11.8%, Due 8/2016) (D)	4,750	4,750	4,714
		Senior Subordinated Term Debt (12.5%, Due 8/2016) (D)	2,820	2,820	2,799
		Common Stock Warrants (35,000 shares) (F) (G)		350	399

				13,685	13,634
Northstar Broadband, LLC	Broadcasting and entertainment	Senior Term Debt (0.7%, Due 12/2012) (D)	20	18	20
Ohana Media Group	Broadcasting and entertainment	Senior Term Debt (10.0%, Due 10/2016) (D)	1,590	1,590	1,463
POP Radio, LLC	Broadcasting and entertainment	Senior Term Debt (11.8%, Due 5/2017) (D)	11,500	11,500	11,486
		Junior Subordinated Term Debt (11.0% PIK, Due 11/2017) (D)	500	428	498
		Participation Unit (2.4% ownership) (F)(G)		75	—

				12,003	11,984
Precision Acquisition Group Holdings, Inc.	Machinery	Equipment Note (13.0%, Due 3/2013) (D)	1,000	1,000	830
		Senior Term Debt (13.0%, Due 3/2013) (D)	4,125	4,125	3,424
		Senior Term Debt (13.0%, Due 3/2013) (C) (D)	4,053	4,053	3,364

				9,178	7,618
PROFIT Systems Acquisition Co.	Electronics	Senior Term Debt (10.5%, Due 7/2014) (C) (D)	2,550	2,550	2,486
Reliable Biopharmaceutical Holdings, Inc.	Healthcare, education and childcare	Line of Credit, $1,100 available (9.0%, Due 1/2013) (D)	2,900	2,900	2,690
		Mortgage Note (9.5%, Due 12/2014) (D)	7,074	7,074	6,562
		Senior Term Debt (12.0%, Due 12/2014) (C) (D)	11,452	11,452	10,622
		Senior Subordinated Term Debt (12.5%, Due 12/2014) (D)	6,000	6,000	5,565
		Common Stock Warrants (764 shares) (F) (G)		209	—

				27,635	25,439

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

AS OF SEPTEMBER 30, 2012

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS (Continued):
Saunders & Associates	Electronics	Line of Credit, $0 available (11.3%, Due 5/2013) (D)	$917	$917	$807
		Senior Term Debt (11.3%, Due 5/2013) (D)	8,947	8,947	7,873

				9,864	8,680
Sunburst Media—Louisiana, LLC	Broadcasting and entertainment	Senior Term Debt (10.5%, Due 11/2013) (D)	6,000	6,000	2,250
Thibaut Acquisition Co.	Home and office furnishings, housewares and durable consumer products	Line of Credit, $650 available (9.0%, Due 1/2014) (D)	350	350	347
		Senior Term Debt (8.5%, Due 1/2014) (I)	25	25	25
		Senior Term Debt (12.0%, Due 1/2014) (C) (D)	3,000	3,000	2,985

				3,375	3,357
Westlake Hardware, Inc.	Retail store	Senior Subordinated Term Debt (12.3%, Due 1/2014) (D)	12,000	12,000	11,640
		Senior Subordinated Term Debt (13.5%, Due 1/2014) (D)	8,000	8,000	7,720

				20,000	19,360
Westland Technologies, Inc.	Diversified/conglomerate manufacturing	Senior Term Debt (7.5%, Due 4/2016) (D)	1,650	1,650	1,617
		Senior Term Debt (12.5%, Due 4/2016) (D)	4,000	4,000	3,920
		Common Stock Warrants (77,287 shares) (F) (G)		350	228

				6,000	5,765

Subtotal — Non-syndicated loans				$190,746	$158,935

Syndicated Loans:
Airvana Network Solutions, Inc.	Telecommunications	Senior Term Debt (10.0%, Due 3/2015) (E)	$1,071	$1,036	$1,070
Allied Security Holdings, LLC	Personal, food and miscellaneous services	Senior Subordinated Term Debt (9.0%, Due 2/2018) (E)	1,000	992	990
Ameriqual Group, LLC	Beverage, food and tobacco	Senior Term Debt (9.0%, Due 3/2016) (E)	7,406	7,295	7,258
Applied Systems, Inc.	Insurance	Senior Subordinated Term Debt (9.5%, Due 6/2017) (E)	1,000	992	995
Ascend Learning, LLC	Healthcare, education and childcare	Senior Subordinated Term Debt (11.5%, Due 12/2017) (E)	1,000	975	998
Autoparts Holdings Limited	Automobile	Senior Term Debt (10.5%, Due 1/2018) (E)	1,000	996	870
Blue Coat Systems, Inc.	Electronics	Senior Subordinated Term Debt (11.5%, Due 8/2018) (E) (I)	8,500	8,497	8,500
HGI Holding, Inc.	Personal and non-durable consumer products	Senior Term Debt (6.8%, Due 10/2016) (E)	1,566	1,539	1,574
Hubbard Radio, LLC	Broadcasting and entertainment	Senior Subordinated Term Debt (8.8%, Due 4/2018) (E)	500	496	508
Keypoint Government Solutions, Inc.	Personal, food and miscellaneous services	Senior Term Debt (10.0%, Due 12/2015) (E)	6,364	6,340	6,364
Mood Media Corporation	Electronics	Senior Term Debt (10.3%, Due 11/2018) (E) (I) (J)	8,000	7,930	8,000
National Surgical Hospitals, Inc.	Healthcare, education and childcare	Senior Term Debt (8.3%, Due 2/2017) (E)	1,662	1,596	1,581
PLATO Learning, Inc.	Healthcare, education and childcare	Senior Subordinated Term Debt (11.3%, Due 5/2019) (E)	5,000	4,903	4,850
Sensus USA, Inc.	Electronics	Senior Term Debt (8.5%, Due 5/2018) (E)	500	496	500
Springs Window Fashions, LLC	Personal and non-durable consumer products	Senior Term Debt (11.3%, Due 11/2017) (E)	7,000	6,853	6,825
SRAM, LLC	Leisure, amusement, motion pictures and entertainment	Senior Term Debt (8.5%, Due 12/2018) (E)	2,500	2,478	2,538
Targus Group International, Inc.	Textiles and leather	Senior Term Debt (11.0%, Due 5/2016) (E)	9,875	9,719	9,776
Vision Solutions, Inc.	Electronics	Senior Term Debt (9.5%, Due 7/2017) (E)	11,000	10,926	10,945
Wall Street Systems Holdings, Inc.	Electronics	Senior Term Debt (9.0%, Due 6/2018) (E) (I)	3,000	2,974	3,000
WP Evenflo Group Holdings, Inc.	Diversified/conglomerate manufacturing	Senior Term Debt (8.0%, Due 2/2013) (E)	277	277	274
		Senior Preferred Equity (333 shares) (F) (G)		333	460
		Junior Preferred Equity (111 shares) (F) (G)		111	164
		Common Stock (1,874 shares) (F) (G)		—	160

				721	1,058

Subtotal—Syndicated loans				$77,754	$78,200

Total Non-Control/Non-Affiliate Investments (represented 86.6% of total investments at fair value)				$268,500	$237,135

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

AS OF SEPTEMBER 30, 2012

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
CONTROL INVESTMENTS:
Defiance Integrated Technologies, Inc.	Automobile	Senior Term Debt (11.0%, Due 4/2013) (C) (F)	$7,185	$7,185	$7,185
		Common Stock (15,500 shares) (F) (G)		1	4,113

				7,186	11,298
Kansas Cable Holdings, Inc.	Broadcasting and entertainment	Line of Credit, $56 available (10.0%, Due 10/2012) (D) (H)	919	910	8
		Senior Term Debt (10.0%, Due 10/2012) (D) (H)	1,500	1,444	13
		Senior Term Debt (10.0%, Due 10/2012) (D) (H)	1,039	1,000	9
		Common Stock (100 shares) (F) (G)		—	—

				3,354	30
Lindmark Acquisition, LLC	Broadcasting and entertainment	Senior Subordinated Term Debt (11.0%, Due 10/2017)(D)(H)	10,000	10,000	750
		Senior Subordinated Term Debt (13.0%, Due 10/2017)(D) (H)	2,000	2,000	150
		Senior Subordinated Term Debt (13.0%, Due Upon Demand) (D) (H)	1,909	1,909	143
		Common Stock (100 shares) (F) (G)		317	—

				14,226	1,043
LocalTel, LLC	Printing and publishing	Line of credit, $226 available (10.0%, Due 6/2013) (F) (H)	2,624	2,624	548
		Line of Credit, $1,830 available (4.7%, Due 6/2013) (F) (H)	1,170	1,170	—
		Senior Term Debt (12.5%, Due 6/2013) (F) (H)	325	325	—
		Senior Term Debt (8.5%, Due 6/2013) (F) (H)	2,688	2,688	—
		Senior Term Debt (10.5%, Due 6/2013) (C) (F) (H)	2,750	2,750	—
		Common Stock Warrants (4,000 shares) (F) (G)		—	—

				9,557	548
Midwest Metal Distribution, Inc.	Mining, steel, iron and non-precious metals	Senior Subordinated Term Debt (12.0%, Due 7/2013) (D)	18,281	18,272	17,824
		Common Stock (501 shares) (F) (G)		138	—

				18,410	17,824
Sunshine Media Holdings	Printing and publishing	Line of credit, $200 available (4.8%, Due 8/2014) (D) (H)	1,800	1,800	270
		Senior Term Debt (4.8%, Due 5/2016) (D) (H)	16,948	16,948	2,542
		Senior Term Debt (5.5%, Due 5/2016) (C) (D) (H)	10,700	10,700	1,605
		Junior Preferred Equity (15,270 shares) (F) (G)		5,275	—
		Common Stock (1,867 shares) (F) (G)		740	—

				35,463	4,417
Viapack, Inc.	Chemicals, plastics and rubber	Line of Credit, $0 available (6.5%, Due 3/2013) (D)	3,800	3,800	760
		Senior Real Estate Term Debt (5.0%, Due 3/2014) (D)	600	600	120
		Senior Term Debt (6.2%, Due 3/2014) (C) (D) (H)	3,925	3,925	785
		Preferred Equity (100 shares) (F) (G)		—	—
		Guarantee ($300)

				8,325	1,665

Total Control Investments (represented 13.4% of total investments at fair value)				$96,521	$36,825

Total Investments (L)				$365,021	$273,960

(A)	Certain of the securities listed in the above schedule are issued by affiliate(s) of the indicated portfolio company.
(B)

Percentages represent cash interest rates in effect at September 30, 2012, and due dates represent the contractual maturity date. If applicable, paid in kind (“PIK”) interest rates are noted separately from the cash interest rates.

(C)	Last Out Tranche (“LOT”) of senior debt, meaning if the portfolio company is liquidated, the holder of the LOT is paid after the senior debt.
(D)	Fair value was primarily based on opinions of value submitted by Standard & Poor’s Securities Evaluations, Inc.
(E)	Security valued based on the indicative bid price on or near September 30, 2012, offered by the respective syndication agent’s trading desk or secondary desk.
(F)	Fair value was primarily based on the total enterprise value of the portfolio company using a liquidity waterfall approach. We also considered discounted cash flow methodologies.
(G)	Security is non-income producing.
(H)	Debt security is on non-accrual status.
(I)	Security was paid off, at par, subsequent to September 30, 2012, and was valued based on the payoff.
(J)	Non-qualified security under Section 55(a) of the Investment Company Act of 1940, as amended.
(K)	There are certain limitations on our ability to transfer our units owned prior to dissolution of the entity, which must occur no later than May 3, 2020.
(L)

Cumulative gross unrealized depreciation for federal income tax purposes is $98.7 million; cumulative gross unrealized appreciation for federal income tax purposes is $6.1 million. Cumulative net unrealized depreciation is $92.6 million based on a tax cost of $366.6 million.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS:

Non-syndicated Loans:

Access Television Network, Inc.	Broadcasting and entertainment	Senior Term Debt (14.0%, Due 2/2011) (D) (H)	$903	$903	$45

Allison Publications, LLC	Printing and publishing	Senior Term Debt (10.5%, Due 9/2012) (D)	8,463	8,478	7,861

BAS Broadcasting	Broadcasting and entertainment	Senior Term Debt (11.5%, Due 7/2013) (D)	7,465	7,465	6,233

Chinese Yellow Pages Company	Printing and publishing	Line of Credit, $250 available (7.3%, Due 11/2011) (D)	450	450	338
		Senior Term Debt (7.3%, Due 11/2011) (D)	168	168	126

				618	464

CMI Acquisition, LLC	Mining, steel, iron and non-precious metals	Senior Subordinated Term Debt (13.0%, Due 12/2016) (D)	14,265	14,265	14,336

FedCap Partners, LLC	Private equity fund	Class A Membership Units (80 units) (G)(J)		1,200	1,153
		Uncalled Capital Commitment ($800)

GFRC Holdings, LLC	Buildings and real estate	Senior Term Debt (11.5%, Due 12/2012) (D)	5,617	5,617	4,719
		Senior Subordinated Term Debt (14.0%, Due 12/2012) (D)	6,615	6,615	5,557

				12,232	10,276
Global Materials Technologies, Inc.	Mining, steel, iron and non-precious metals	Senior Term Debt (13.0%, Due 6/2012) (C) (D)	2,635	2,635	2,212
Heartland Communications Group	Broadcasting and entertainment	Line of Credit, $0 available (5.0%, Due 3/2013) (D)	100	100	41
		Line of Credit, $0 available (10.0%, Due 3/2013) (D)	100	100	41
		Senior Term Debt (5.0%, Due 3/2013) (D)	4,342	4,316	1,780
		Common Stock Warrants (8.8% ownership) (F) (G)		66	—

				4,582	1,862
International Junior Golf Training Acquisition Company	Leisure, amusement, motion pictures and entertainment	Line of Credit, $0 available (11.0%, Due 5/2012) (D)	1,500	1,500	1,275
		Senior Term Debt (10.5%, Due 5/2012) (D)	861	861	732
		Senior Term Debt (12.5%, Due 5/2012) (C)(D)	2,500	2,500	2,125

				4,861	4,132
KMBQ Corporation	Broadcasting and entertainment	Line of Credit, $42 available (12.3%, Due 7/2010) (D) (H)	162	158	76
		Senior Term Debt (12.3%, Due 7/2010) (D) (H)	2,081	2,038	984

				2,196	1,060
Legend Communications of Wyoming, LLC	Broadcasting and entertainment	Senior Term Debt (12.0%, Due 6/2013) (D)	9,745	9,745	5,408
		Senior Term Debt (16.0%, Due 7/2011) (D)	220	220	123

				9,965	5,531
Newhall Holdings, Inc.	Personal and non-durable consumer products	Line of Credit, $0 available (8.0%, Due 12/2012) (D) (H)	1,985	1,985	98
		Senior Term Debt (8.5%, Due 12/2012) (D) (H)	1,870	1,870	94
		Senior Term Debt (3.5%, Due 12/2012) (C) (D) (H)	2,000	2,000	100
		Senior Term Debt (3.5%, Due 12/2012) (C) (D) (H)	4,648	4,648	232
		Preferred Equity (1,000,000 shares) (F) (G) (H)		—	—
		Common Stock (688,500 shares) (F) (G)		—	—

				10,503	524
North American Aircraft Services	Aerospace and defense	Line of Credit, $1,500 available (6.5%, Due 8/2012) (D)	500	500	500
LLC		Senior Term Debt (7.5%, Due 8/2016) (D)	3,250	3,250	3,250
		Senior Subordinated Term Debt (11.8%, Due 8/2016) (D)	4,750	4,750	4,750
		Common Stock Warrants (35,000 shares) (F) (G)		350	350

				8,850	8,850
Northern Contours, Inc.	Home and office furnishings, housewares and durable consumer products	Senior Subordinated Term Debt (13.0%, Due 9/2012) (D)	6,128	6,128	5,684

Northstar Broadband, LLC	Broadcasting and entertainment	Senior Term Debt (0.7%, Due 12/2012) (D)	80	70	64

Precision Acquisition Group Holdings, Inc.	Machinery	Equipment Note (13.0%, Due 11/2011) (D)	1,000	1,000	948
		Senior Term Debt (13.0%, Due 11/2011) (D)	4,125	4,125	3,908
		Senior Term Debt (13.0%, Due 11/2011) (C) (D)	4,053	4,053	3,840

				9,178	8,696
PROFIT Systems Acquisition Co.	Electronics	Line of Credit, $350 available (11.25%, Due 7/2012) (D)	—	—	—
		Senior Term Debt (10.5%, Due 7/2014) (C) (D)	3,150	3,150	3,024

				3,150	3,024

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

AS OF SEPTEMBER 30, 2011

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS (Continued):
RCS Management Holding Co.	Healthcare, education and childcare	Senior Term Debt (9.5%, Due 1/2013) (D)	$1,438	$1,438	$1,367
		Senior Term Debt (11.5%, Due 1/2013) (C) (D)	3,060	3,060	2,907

				4,498	4,274

Reliable Biopharmaceutical Holdings, Inc.	Healthcare, education and childcare	Line of Credit, $2,800 available (9.0%, Due 1/2013) (D)	1,200	1,200	1,176
		Mortgage Note (9.5%, Due 12/2014) (D)	7,168	7,168	7,025
		Senior Term Debt (12.0%, Due 12/2014) (C)(D)	11,573	11,573	10,906
		Senior Subordinated Term Debt (12.5%, Due 12/2014) (D)	6,000	6,000	5,655
		Common Stock Warrants (764 shares) (F) (G)		209	534

				26,150	25,296

Saunders & Associates	Electronics	Line of Credit, $2,500 available (11.3%, Due 5/2013) (D)	—	—	—
		Senior Term Debt (11.3%, Due 5/2013) (D)	8,947	8,947	8,913

				8,947	8,913

Sunburst Media—Louisiana, LLC	Broadcasting and entertainment	Senior Term Debt (10.5%, Due 12/2011) (D)	6,100	6,103	3,964

Thibaut Acquisition Co.	Home and office furnishings, housewares, and durable consumer products	Line of Credit, $400 available (9.0%, Due 1/2014) (D)	600	600	585
		Senior Term Debt (8.5%, Due 1/2014) (D)	550	550	536
		Senior Term Debt (12.0%, Due 1/2014) (C) (D)	3,000	3,000	2,910

				4,150	4,031
Westlake Hardware, Inc.	Retail store	Senior Subordinated Term Debt (12.3%, Due 1/2014) (D)	12,000	12,000	11,640
		Senior Subordinated Term Debt (13.5%, Due 1/2014) (D)	8,000	8,000	7,700

				20,000	19,340
Westland Technologies, Inc.	Diversified/conglomerate manufacturing	Line of Credit, $1,000 available (6.5%, Due 4/2012) (D)	—	—	—
		Senior Term Debt (7.5%, Due 4/2016) (D)	2,000	2,000	1,995
		Senior Term Debt (12.5%, Due 4/2016) (D)	4,000	4,000	3,990
		Common Stock Warrants (77,287 shares) (F) (G)		350	307

				6,350	6,292
Winchester Electronics	Electronics	Senior Term Debt (5.2%, Due 5/2012) (D)	1,250	1,250	1,238
		Senior Term Debt (5.7%, Due 5/2013) (D)	1,677	1,677	1,656
		Senior Subordinated Term Debt (14.0%, Due 6/2013) (D)	9,800	9,800	9,628

				12,727	12,522

Subtotal – Non-syndicated loans				$196,204	$166,639

Syndicated Loans:
Airvana Network Solutions, Inc.	Telecommunications	Senior Term Debt (10.0%, Due 3/2015) (E)	$6,048	$5,912	$6,048
Allied Security Holdings, LLC	Personal, food and miscellaneous services	Senior Subordinated Term Debt (8.5%, Due 2/2018) (E)	1,000	991	965
Allied Specialty Vehicles, Inc.	Automobile	Senior Term Debt (9.5%, Due 2/2016) (E)	9,950	9,767	9,751
Ameriqual Group, LLC	Beverage, food and tobacco	Senior Term Debt (9.0%, Due 3/2016) (E)	7,481	7,344	7,332
Applied Systems, Inc.	Insurance	Senior Subordinated Term Debt (9.3%, Due 6/2017) (E)	1,000	991	990
Ascend Learning, LLC	Healthcare, education and childcare	Senior Subordinated Term Debt (11.53%, Due 12/2017) (E)	1,000	972	980
Attachmate Corporate	Diversified/conglomerate service	Senior Subordinated Term Debt (9.5%, Due 2/2017) (E)	4,000	3,962	3,810
Autoparts Holdings Limited	Automobile	Senior Term Debt (10.5%, Due 1/2018) (E)	1,000	995	978
Covad Communications Group, Inc.	Telecommunications	Senior Term Debt (12.0%, Due 11/2015) (E)	1,850	1,818	1,795
Ernest Health, Inc.	Healthcare, education and childcare	Senior Term Debt (10.3%, Due 5/2017) (E)	2,000	1,971	1,930
Global Brass and Copper, Inc.	Diversified natural resources, precious metals and minerals	Senior Term Debt (10.3%, Due 8/2015) (E)	2,969	2,893	3,054
HGI Holding, Inc.	Personal and non-durable consumer products	Senior Term Debt (6.8%, Due 10/2016) (E)	1,757	1,723	1,687
Hubbard Radio, LLC	Broadcasting and entertainment	Senior Subordinated Term Debt (8.8%, Due 4/2018) (E)	500	495	488
Keypoint Government Solutions, Inc.	Personal, food and miscellaneous services	Senior Term Debt (10.0%, Due 12/2015) (E)	6,948	6,916	6,670

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

AS OF SEPTEMBER 30, 2011

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS (Continued):

Mood Media Corporation	Electronics	Senior Term Debt (10.3%, Due 11/2018) (E) (I)	$8,000	$7,923	$7,370

National Surgical Hospitals, Inc.	Healthcare, education and childcare	Senior Term Debt (8.3%, Due 2/2017) (E)	1,694	1,658	1,627

Sensus USA, Inc.	Electronics	Senior Term Debt (8.5%, Due 5/2018) (E)	500	495	483

Springs Window Fashions, LLC	Personal and non-durable consumer products	Senior Term Debt (11.3%, Due 11/2017) (E)	5,000	4,855	4,750

SRAM, LLC	Leisure, amusement, motion pictures and entertainment	Senior Term Debt (8.5%, Due 12/2018) (E)	2,500	2,476	2,475

Targus Group International, Inc.	Textiles and leather	Senior Term Debt (11.0%, Due 5/2016) (E)	9,975	9,785	9,626

Ulterra Drilling Technologies, LP	Oil and gas	Senior Term Debt (9.5%, Due 6/2016) (E)	1,975	1,937	1,916

Vision Solutions, Inc.	Electronics	Senior Term Debt (9.5%, Due 7/2017) (E)	11,000	10,915	10,560

Wall Street Systems Holdings, Inc.	Electronics	Senior Term Debt (9.0%, Due 6/2018) (E)	3,000	2,971	2,880

WP Evenflo Group Holdings Inc.	Diversified/conglomerate manufacturing	Senior Term Debt (8.0%, Due 2/2013) (E)	1,853	1,853	1,723
		Senior Preferred Equity (333 shares) (F) (G)		333	419
		Junior Preferred Equity (111 shares) (F) (G)		111	146
		Common Stock (1,874 shares) (F) (G)		—	210

				2,297	2,498

Subtotal—Syndicated loans				$92,062	$90,663

Total Non-Control/Non-Affiliate Investments (represented 84.9% of total investments at fair value)				$288,266	$257,302

CONTROL INVESTMENTS:
BERTL, Inc.	Printing and publishing	Line of Credit, $6 available (6.4%, Due 10/2011)(F) (H)	$1,427	$1,355	$—
		Common Stock (100 shares) (F) (G)		424	—

				1779	—
Defiance Integrated Technologies, Inc.	Automobile	Senior Term Debt (11.0%, Due 4/2013) (C) (F)	7,505	7,505	7,505
		Common Stock (15,500 shares) (F) (G)		1	7,534

				7,506	15,039
Kansas Cable Holdings, Inc.	Broadcasting and entertainment	Line of Credit, $179 available (10.0%, Due 10/2012)(D) (H)	346	337	14
		Senior Term Debt (10.0%, Due 10/2012) (D) (H)	1,500	1,444	60
		Senior Term Debt (10.0%, Due 10/2012) (D) (H)	1,039	1,000	42
		Common Stock (100 shares) (F) (G)		—	—

				2, 781	116
Lindmark Acquisition, LLC	Broadcasting and entertainment	Senior Subordinated Term Debt (11.0%, Due 10/2012)(D)(H)	10,000	10,000	2,000
		Senior Subordinated Term Debt (13.0%, Due 10/2012)(D)(H)	2,000	2,000	400
		Senior Subordinated Term Debt (13.0%, Due Upon Demand) (D) (H)	1,908	1,908	383
		Common Stock (100 shares) (F) (G)		317	—

				14,225	2,783
LocalTel, LLC	Printing and publishing	Line of credit, $2 available (10.0%, Due 12/2011) (F) (H)	1,848	1,848	734
		Line of Credit, $1,830 available (4.7%, Due 6/2012) (F) (H)	1,170	1,170	—
		Senior Term Debt (12.5%, Due 2/2012) (F) (H)	325	325	—
		Senior Term Debt (8.5%, Due 6/2012) (F) (H)	2,688	2,688	—
		Senior Term Debt (10.5%, Due 6/2012) (C) (F) (H)	2,750	2,750	—
		Common Stock Warrants (4,000 shares) (F) (G)		—	—

				8,781	734
Midwest Metal Distribution, Inc.	Mining, steel, iron and non-precious metals	Senior Subordinated Term Debt (12.0%, Due 7/2013) (D)	18,281	18,262	17,184
		Common Stock (501 shares) (F) (G)		138	—

				18,400	17,184
Sunshine Media Holdings	Printing and publishing	Line of credit, $1,100 available (10.5%, Due 8/2014) (D)	900	900	270
		Senior Term Debt (10.5%, Due 5/2016) (D)	16,948	16,948	5,084
		Senior Term Debt (5.0%, Due 5/2016) (C) (D)	10,700	10,700	3,210
		Junior Preferred Equity (6,689 shares) (F) (G)		2,475	—
		Common Stock (934 shares) (F) (G)		740	—

				31,763	8,564

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

AS OF SEPTEMBER 30, 2011

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
CONTROL INVESTMENTS (Continued):

U.S. Healthcare Communications, Inc.	Printing and publishing	Line of credit, $131 available (6.0%, Due 12/2010) (F) (H)	$269	$269	$—
		Line of credit, $0 available (6.0%, Due 12/2010) (F) (H)	450	450	—
		Common Stock (100 shares) (F) (G)		2,470	—

				3,189	—

Viapack, Inc.	Chemicals, plastics and rubber	Line of Credit, $900 available (10.0%, Due 3/2013) (D)	1,600	1,600	320
		Senior Real Estate Term Debt (10.0%, Due 3/2014) (D)	600	600	120
		Senior Term Debt (13.0%, Due 3/2014) (C) (D)	3,925	3,925	785
s		Preferred Equity (100 shares) (F) (G)		—	—

				6,125	1,225

Total Control Investments (represented 15.1% of total investments at fair value)				$94,549	$45,645

Total Investments (K)				$382,815	$302,947

(A)	Certain of the securities listed in the above schedule are issued by affiliate(s) of the indicated portfolio company.
(B)	Percentages represent interest rates in effect at September 30, 2011, and due dates represent the contractual maturity date.
(C)	LOT of senior debt, meaning if the portfolio company is liquidated, the holder of the LOT is paid after the senior debt.
(D)	Fair value was primarily based on opinions of value submitted by Standard & Poor’s Securities Evaluations, Inc.
(E)	Security valued based on the indicative bid price on or near September 30, 2011, offered by the respective syndication agent’s trading desk or secondary desk.
(F)	Fair value was primarily based on the total enterprise value of the portfolio company using a liquidity waterfall approach. We also considered discounted cash flow methodologies.
(G)	Security is non-income producing.
(H)	Debt security is on non-accrual status.
(I)	Non-qualified security under Section 55(a) of the Investment Company Act of 1940, as amended.
(J)	There are certain limitations on our ability to transfer our units owned prior to dissolution of the entity, which must occur no later than May 3, 2020.
(K)

Cumulative gross unrealized depreciation for federal income tax purposes is $88,670; cumulative gross unrealized appreciation for federal income tax purposes is $8,566. Cumulative net unrealized depreciation is $80,104 based on a tax cost of $383,052.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2012

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA AND AS OTHERWISE INDICATED)

NOTE 1. ORGANIZATION

Gladstone Capital Corporation was incorporated under the Maryland General Corporation Laws on May 30, 2001, and completed an initial public offering on August 23, 2001. The terms “the Company,” “we,” “our” and “us” all refer to Gladstone Capital Corporation and its consolidated subsidiaries. We are a closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, we have elected to be treated for tax purposes as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.

Gladstone Business Loan, LLC (“Business Loan”), a wholly-owned subsidiary of ours, was established on February 3, 2003, for the sole purpose of owning a portion of our portfolio investments in connection with our line of credit.

Gladstone Financial Corporation (“Gladstone Financial”), a wholly-owned subsidiary of ours, was established on November 21, 2006, for the purpose of holding a license to operate as a Specialized Small Business Investment Company. Gladstone Financial (previously known as Gladstone SSBIC Corporation) acquired this license in February 2007. The license enables us, through this subsidiary, to make investments in accordance with the United States Small Business Administration guidelines for specialized small business investment companies.

The financial statements of these two subsidiaries are consolidated with those of ours.

We are externally managed by Gladstone Management Corporation (the “Adviser”), an affiliate of ours.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

These Consolidated Financial Statements and the accompanying notes are prepared in accordance with accounting principles generally accepted in the United States (“U.S.”) and conform to Regulation S-X under the Securities Exchange Act of 1934, as amended. Management believes it has made all necessary adjustments so that our accompanying Consolidated Financial Statements are presented fairly and that all such adjustments are of a normal recurring nature. Our accompanying Consolidated Financial Statements include our accounts and the accounts of our wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated.

Consolidation

Under Article 6 of Regulation S-X under the Securities Act of 1933, as amended, and the authoritative accounting guidance provided by the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, we are not permitted to consolidate any subsidiary or other entity that is not an investment company (including those in which we have a controlling interest).

Use of Estimates

Preparing financial statements requires management to make estimates and assumptions that affect the amounts reported in our accompanying Consolidated Financial Statements and accompanying notes. Actual results may differ from those estimates.

Cash and cash equivalents

We consider all short-term, highly liquid investments that are both readily convertible to cash and have a maturity of three months or less at the time of purchase to be cash equivalents. Cash is carried at cost, which approximates fair value. We place our cash with financial institutions, and at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. We seek to mitigate this concentration of credit risk by depositing funds with major financial institutions.

Restricted Cash

Restricted cash is cash held in escrow that was received as part of an investment exit. Restricted cash is carried at cost, which approximates fair value.

Classification of Investments

In accordance with the federal securities laws, we classify portfolio investments on our accompanying Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations and Consolidated Schedules of Investments into the following categories:

•	Control Investments—Control investments are generally those in which we own more than 25% of the voting securities or have greater than 50% representation on the board of directors;

•

Affiliate Investments—Affiliate investments are generally those in which we own between 5% and 25% of the voting securities and have less than 50% representation on the board of directors, or is otherwise deemed to be an affiliate of ours under the 1940 Act; and

•	Non-Control/Non-Affiliate Investments—Non-Control/Non-Affiliate investments are generally those in which we own less than 5% of the voting securities.

Investment Valuation Policy

We carry our investments at fair value to the extent that market quotations are readily available and reliable, and otherwise at fair value, as determined in good faith by our Board of Directors. In determining the fair value of our investments, the Adviser has established an investment valuation policy (the “Policy”). The Policy has been approved by our Board of Directors, and each quarter the Board of Directors reviews whether the Adviser has applied the Policy consistently and votes whether or not to accept the recommended valuation of our investment portfolio. Such determination of fair values may involve subjective judgments and estimates.

We use generally accepted valuation techniques to value our portfolio unless we have specific information about the value of an investment to determine otherwise. From time to time, we may accept an appraisal of a business in which we hold securities. These appraisals are expensive and occur infrequently but provide a third-party valuation opinion that may differ in results, techniques and scopes used to value our investments. When these specific third-party appraisals are engaged or accepted, we use estimates of value provided by such appraisals and our own assumptions, including estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date, to value our investments.

The Policy, summarized below, applies to publicly-traded securities, securities for which a limited market exists, and securities for which no market exists.

Publicly-traded securities: We determine the value of publicly-traded securities based on the closing price for the security on the exchange or securities market on which it is listed and primarily traded on the valuation date. To the extent that we own restricted securities that are not freely tradable, but for which a public market otherwise exists, we will use the market value of that security adjusted for any decrease in value resulting from the restrictive feature. As of September 30, 2012 and 2011, we did not have any investments in publicly traded securities.

Securities for which a limited market exists: We value securities that are not traded on an established secondary securities market, but for which a limited market for the security exists, such as certain participations in, or assignments of, syndicated loans, at the quoted bid price, which are non-binding. In valuing these assets, we assess trading activity in an asset class and evaluate variances in prices and other market insights to determine if any available quoted prices are reliable. In general, if we conclude that quotes based on active markets or trading activity may be relied upon, firm bid prices are requested; however, if a firm bid price is unavailable, we base the value of the security upon the indicative bid price (“IBP”) offered by the respective originating syndication agent’s trading desk, or secondary desk, on or near the valuation date. To the extent that we use the IBP as a basis for valuing the security, the Adviser may take further steps to consider additional information to validate that price in accordance with the Policy, including but not limited to reviewing a range of indicative bids to the extent the Adviser has ready access to such qualified information.

In the event these limited markets become illiquid such that market prices are no longer readily available, we will value our syndicated loans using alternative methods, such as estimated net present values of the future cash flows or discounted cash flows (“DCF”). The use of a DCF methodology follows that prescribed by the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements and Disclosures,” which provides guidance on the use of a reporting entity’s own assumptions about future cash flows and risk-adjusted discount rates when relevant observable inputs, such as quotes in active markets, are not available. When relevant observable market data does not exist, the alternative outlined in ASC 820 is the valuation of investments based on DCF. For the purposes of using DCF to provide fair value estimates, we consider multiple inputs such as a risk-adjusted discount rate that incorporates adjustments that market participants would make both for nonperformance and liquidity risks. As such, we develop a modified discount rate approach that incorporates risk premiums including, among others, increased probability of default, or higher loss given default or increased liquidity risk. The DCF valuations applied to the syndicated loans provide an estimate of what we believe a market participant would pay to purchase a syndicated loan in an active market, thereby establishing a fair value. We will apply the DCF methodology in illiquid markets until quoted prices are available or are deemed reliable based on trading activity.

As of September 30, 2012 and 2011, we determined that the indicative bid prices were reliable indicators of fair value for our syndicate investments. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), we determined that these valuation inputs were classified as Level 3 within the fair value hierarchy as defined in ASC 820.

Securities for which no market exists: The valuation methodology for securities for which no market exists falls into four categories: (A) portfolio investments comprised solely of debt securities; (B) portfolio investments in controlled companies comprised of a bundle of securities, which can include debt and equity securities; (C) portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and equity securities; and (D) portfolio investments comprised of non-publicly-traded non-control equity securities of other funds.

(A)	Portfolio investments comprised solely of debt securities: Debt securities that are not publicly-traded on an established securities market, or for which a limited market does not exist (“Non-Public Debt Securities”), and that are issued by portfolio companies where we have no equity or equity-like securities, are fair valued utilizing opinions of value submitted to us by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”). We may also submit PIK interest to SPSE for our evaluation when it is determined that PIK interest is likely to be received.

(B)	Portfolio investments in controlled companies comprised of a bundle of investments, which can include debt and equity securities: The fair value of these investments is determined based on the total enterprise value (“TEV”) of the portfolio company, or issuer, utilizing a liquidity waterfall approach under ASC 820 for our Non-Public Debt Securities and equity or equity-like securities (e.g. preferred equity, common equity, or other equity-like securities) that are purchased together as part of a package, where we have control or could gain control through an option or warrant security; both the debt and equity securities of the portfolio investment would exit in the mergers and acquisition market as the principal market, generally through a sale or recapitalization of the portfolio company. We generally exit the debt and equity securities of an issuer together. Applying the liquidity waterfall approach to all of the investments of an issuer, we first calculate the TEV of the issuer by incorporating some or all of the following factors:

•	the issuer’s ability to make payments;

•	the earnings of the issuer;

•	recent sales to third parties of similar securities;

•	the comparison to publicly-traded securities; and

•	DCF or other pertinent factors.

In gathering the sales to third parties of similar securities, we may reference industry statistics and use outside experts. TEV is only an estimate of value and may not be the value received in an actual sale. Once we have estimated the TEV of the issuer, we will subtract the value of all the debt securities of the issuer, which are valued at the contractual principal balance. Fair values of these debt securities are discounted for any shortfall of TEV over the total debt outstanding for the issuer. Once the values for all outstanding senior securities, which include the debt securities, have been subtracted from the TEV of the issuer, the remaining amount, if any, is used to determine the value of the issuer’s equity or equity-like securities. If, in the Adviser’s judgment, the liquidity waterfall approach does not accurately reflect the value of the debt component, the Adviser may recommend that we use a valuation by SPSE, or if that is unavailable, a DCF valuation technique.

(C)	Portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and equity securities: We value Non-Public Debt Securities that are purchased together with equity or equity-like securities from the same portfolio company, or issuer, for which we do not control or cannot gain control as of the measurement date, using a hypothetical secondary market as our principal market. In accordance with ASC 820, we have defined our “unit of account” at the investment level (either debt or equity) and as such determine our fair value of these non-control investments assuming the sale of an individual security using the standalone premise of value. As such, we estimate the fair value of the debt component using estimates of value provided by SPSE and our own assumptions in the absence of observable market data, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. For equity or equity-like securities of investments for which we do not control or cannot gain control as of the measurement date, we estimate the fair value of the equity based on factors such as the overall value of the issuer, the relative fair value of other units of account including debt, or other relative value approaches. Consideration is also given to capital structure and other contractual obligations that may impact the fair value of the equity. Furthermore, we may utilize comparable values of similar companies, recent investments and indices with similar structures and risk characteristics or DCF valuation techniques and, in absence of other observable market data, our own assumptions.

(D)	Portfolio investments comprised of non-publicly-traded non-control equity securities of other funds: We generally value any uninvested capital of the non-control fund at par value and value any invested capital at the value provided by the non-control fund.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly and materially from the values that would have been obtained had a ready market for the securities existed. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that we might reasonably expect to receive upon the current sale of the security in an orderly transaction between market participants at the measurement date.

Refer to Note 3—Investments for additional information regarding fair value measurements and our application of ASC 820.

Interest Income Recognition

Interest income, adjusted for amortization of premiums and acquisition costs, the accretion of discounts and the amortization of amendment fees, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis, depending upon management’s judgment. Generally, non-accrual loans are restored to accrual status when past due principal and interest are paid and, in management’s judgment, are likely to remain current, or due to a restructuring such that the interest income is deemed to be collectable. At September 30, 2012, six portfolio companies were either fully or partially on non-accrual with an aggregate debt cost basis of approximately $61.1 million, or 17.3% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of approximately $6.8 million, or 2.6% of the fair value of all debt investments in our portfolio. At September 30, 2011, eight portfolio companies were on non-accrual with an aggregate debt cost basis of approximately $41.1 million, or 11.0% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of approximately $5.3 million, or 1.8% of the fair value of all debt investments in our portfolio.

As of September 30, 2012 and 2011, we had 24 and 27 original issue discount (“OID”) loans, respectively, primarily from the syndicated loans in our portfolio. We recorded OID income of $0.3 million, $0.2 million, and $21 for the fiscal years ended September 30, 2012, 2011 and 2010, respectively. The unamortized balance of OID investments as of September 30, 2012 and 2011 totaled $1.1 million and $1.5 million, respectively.

As of September 30, 2012, we had one investment that bore PIK interest and as of September 30, 2011, we had no investments that bore PIK interest. PIK interest, computed at the contractual rate specified in a loan agreement, is added to the principal balance of a loan and recorded as income. To maintain our status as a RIC, this non-cash source of income must be paid out to common stockholders in the form of distributions, even though we have not yet collected the cash. We recorded PIK income of $20, $12 and $67 for the fiscal years ended September 30, 2012, 2011 and 2010, respectively. We collected no PIK interest in cash for the years ended September 30, 2012, 2011 and 2010, respectively.

We also transfer past due interest to the principal balance as stipulated in certain loan amendments with portfolio companies. There were no such transfers during the year ended September 30, 2012. We transferred past due interest to the principal balance of $0.2 million and $1.2 million for the fiscal years ended September 30, 2011 and 2010, respectively. For the fiscal year ended September 30, 2010, we also rolled over past due interest to a portfolio company’s principal balance of $0.7 million, and then recorded an adjustment against that principal balance as a contra-investment since the loan was on non-accrual and the collectability of the additional principal was uncertain. As a result of a restructure, we reversed this contra-investment amount of $0.7 million during 2011. These principal balance adjustments had no net impact on our accompanying Consolidated Statements of Operations.

Other Income Recognition

We generally record success fees upon receipt. Success fees are contractually due upon a change of control in a portfolio company and are recorded in other income in our accompanying Consolidated Statements of Operations. We recorded $4.0 million of success fees during the year ended September 30, 2012, which resulted primarily from the exits of Global Materials Technologies, Inc., Northern Contours, Inc., RCS Management Holding Co., and Winchester Electronics. During the year ended September 30, 2011, we received $1.0 million in success fees from the exits of Pinnacle Treatment Centers, Inc. and Interfilm Holdings, Inc. and the prepayment of success fees from Westlake Hardware, Inc. During the year ended September 30, 2010, we received $1.9 million in success fees from the exits of Active Style Acquisition Co., Anitox Acquisition Co., Saunders & Associates, Visual Edge Technology, Inc., Tulsa Welding School and the prepayment of success fees from Doe & Ingalls Management LLC and Northern Contours, Inc.

Dividend income on preferred equity investments is accrued to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash, and it is recorded in other income in our accompanying Consolidated Statements of Operations. During the years ended September 30, 2012, 2011 and 2010 we did not record or collect any dividend income on preferred equity securities.

In addition, we received $1.0 million from two legal settlements related to portfolio companies during the year ended September 30, 2011, that were recorded in other income.

Realized Gain (Loss) and Unrealized Appreciation (Depreciation) of Investments

Gains or losses on the sale of investments are calculated by using the specific identification method. A realized gain or loss is recognized at the trade date, typically when an investment is disposed of, and is computed as the difference between our cost basis in the investment at the disposition date and the net proceeds received from such disposition. Cumulative net realized appreciation or depreciation calculates the difference between the fair value of the investment and the cost basis of such investment. We must determine the fair value of each individual investment on a quarterly basis and record changes in fair value as net unrealized appreciation or depreciation in our accompanying Consolidated Statements of Operations.

Deferred Financing Fees

Deferred financing costs consist of costs incurred to obtain debt financing and other debt-like financing, including legal fees, origination fees and administration fees. Costs associated with our line of credit and our term preferred stock are deferred and amortized in our accompanying Consolidated Statements of Operations using the straight-line method, which approximates the effective interest method, over the terms of the respective financing instrument.

Related Party Fees

We have entered into an investment advisory and management agreement (the “Advisory Agreement”) with the Adviser, which is controlled by our chairman and chief executive officer. In accordance with the Advisory Agreement, we pay the Adviser fees as compensation for its services, consisting of a base management fee and an incentive fee.

We have entered into an administration agreement (the “Administration Agreement”) with Gladstone Administration, LLC (the “Administrator) whereby we pay separately for administrative services. These fees are accrued when the services are performed and generally paid one month in arrears. Refer to Note 4—Related Party Transactions for additional information regarding these related party costs and agreements.

Income Taxes

As of September 30, 2012, we continue to qualify for treatment as a RIC under subchapter M of the Code, which generally allows us to avoid paying corporate income taxes on any income or gains that we distribute to our stockholders. We have made sufficient distributions to eliminate taxable income for each of the fiscal years ended September 30, 2012, 2011 and 2010, respectively. Refer to Note10— Federal and State Income Taxes for additional information regarding our RIC requirements.

We have certain wholly-owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which holds one or more of its portfolio investments that are listed on our accompanying Consolidated Schedules of Investments. The purpose of the Taxable Subsidiaries is to permit us to hold certain portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass-through entities) while satisfying the RIC tax requirement that at least 90% of the RIC’s gross revenue for income tax purposes must consist of qualifying investment income. Absent the Taxable Subsidiaries, a proportionate amount of any gross income of an LLC (or other pass-through entity) portfolio investment would flow through directly to the RIC. To the extent that such income did not consist of qualifying investment income, it could jeopardize our ability to qualify as a RIC and therefore cause us to incur significant amounts of federal income taxes. When LLCs (or other pass-through entities) are owned by the Taxable Subsidiaries, their income is taxed to the Taxable Subsidiaries and does not flow through to the RIC, thereby helping us preserve our RIC status. The Taxable Subsidiaries are not consolidated for income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. This income tax expense is immaterial to our accompanying Consolidated Statements of Operations.

ASC 740, “Income Taxes” requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. We have evaluated the implications of ASC 740, for all open tax years and in all major tax jurisdictions, and determined that there is no material impact on our accompanying Consolidated Financial Statements. Our federal tax returns for fiscal years 2009—2012 remain subject to examination by the Internal Revenue Service.

Distributions

Distributions to stockholders are recorded on the ex-dividend date. We are required to pay out at least 90% of our ordinary income and short-term capital gains for each taxable year as a distribution to our stockholders in order to maintain our status as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. The amount to be paid out as a distribution is determined by our Board of Directors each quarter and is based on the annual earnings estimated by management. Based on that estimate, a distribution is declared each quarter and is paid out monthly over the course of the respective quarter. Refer to Note 9—Distributions to Common Stockholders for further information. We have a dividend reinvestment plan for our common stockholders. This is an “opt in” dividend reinvestment plan, meaning that common stockholders may elect to have their cash dividends automatically reinvested in additional shares of our common stock. Common stockholders who do not so elect will receive their dividends in cash. Common stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. We do not have a dividend reinvestment plan for our preferred stock stockholders.

Recent Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update No. 2011-04 (“ASU 2011-04”), “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)” which amends ASC 820 and results in a consistent definition of fair value and common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011, and as such we have adopted this ASU beginning with our quarter ended March 31, 2012. We have increased our disclosures related to Level 3 fair value measurement, in addition to other required disclosures. There were no related impacts on our financial position, results of operations or cash flows.

NOTE 3. INVESTMENTS

ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 provides a consistent definition of fair value that focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC 820 also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.

•	Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets;

•

Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active or inactive markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•

Level 3— inputs to the valuation methodology are unobservable and reflect assumptions that market participants would use when pricing the asset or liability. Level 3 inputs can also include our own assumptions based upon the best available information.

As of September 30, 2012 and 2011, all of our investments were valued using Level 3 inputs. We transfer investments in and out of Level 1, 2 and 3 securities as of the beginning balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period. During the years ended September 30, 2012 and 2011, there were no transfers in or out of Level 1, 2 or 3.

The following table presents the investments carried at fair value as of September 30, 2012 and 2011, by caption on our accompanying Consolidated Statements of Assets and Liabilities and by security type, all of which are valued using level 3 inputs:

	Total Recurring Fair Value Measurements Reported in
	Consolidated Statements of Assets and Liabilities Using Significant Unobservable Inputs (Level 3)
	As of September 30,
	2012	2011
Non-Control/Non-Affiliate Investments
Senior Debt	$150,500	$182,002
Senior Subordinated Debt	81,282	72,182
Junior Subordinated Debt	498	—
Preferred Equity	1,103	566
Common Equity/Equivalents	3,752	2,552

Total Non-Control/Non-Affiliate Investments	$237,135	$257,302

Control Investments
Senior Debt	$13,845	$18,143
Senior Subordinated Debt	18,867	19,966
Common Equity/Equivalents	4,113	7,536

Total Control Investments	$36,825	$45,645

Total Investments at Fair Value	$273,960	$302,947

In accordance with ASU 2011-04, which was effective for us beginning January 1, 2012, the following table provides quantitative information about our Level 3 fair value measurements of our investments as of September 30, 2012. In addition to the techniques and inputs noted in the table below, according to our valuation policy, we may also use other valuation techniques and methodologies when determining our fair value measurements. The below table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to our fair value measurements. The weighted average calculations in the table below are based on the principal balances for all debt related calculations and on the cost basis for all equity related calculations for the particular input.

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of September 30, 2012	Valuation Techniques/ Methodologies	Unobservable Input	Range / Weighted Average
Non-syndicated debt only investments	$99,768	SPSE (A)	EBITDA (B)	($310) - $14,055 / $4,074
			Risk Ratings (C)	2.0 -10.0 / 5.9

Syndicated debt only investments	57,642	Market Quotes	IBP (D)	87.0% -101.5% / 98.7%

Bundled debt and equity investments	94,062	SPSE (A)	EBITDA (B)	($1,164) -$9,753 / $2,206
			Risk Ratings (C)	3.0 -8.0 / 4.4
		TEV	EBITDA multiples (B)	4.2 -9.2 / 5.5
			EBITDA (B)	($1,164) -$10,967 / $4,555

Fund of funds investments	2,963	NAV (E)
Other	19,525	Payoff (F)

Total Fair Value for Level 3 Investments	$273,960

(A)

SPSE makes an independent assessment of the data we submit to them (which includes the financial and operational performance, as well as our internally assessed risk ratings of the portfolio companies – see footnote (C) below) and its own independent data to form an opinion as to what they consider to be the market values for our securities. With regard to its work, SPSE has stated that the data submitted to us is proprietary in nature.

(B)

Adjusted earnings before interest expense, taxes, depreciation and amortization (“EBITDA”) is an unobservable input, which is generally based on the most recently available trailing twelve month financial statements submitted to us from our portfolio companies. EBITDA multiples, generally indexed, represent our estimation of where market participants might price these investments. For our bundled debt and equity investments, the EBITDA and EBITDA multiples impact the TEV fair value determination and the value of the issuer’s debt, equity, or equity-like securities are valued in accordance with our liquidity waterfall approach.

(C)

As part of our valuation procedures, we risk rate all of our investments in debt securities. We generally use the Nationally Recognized Statistical Rating Organization’s risk rating system for all of our syndicated loans and a proprietary risk rating system for all other debt securities. Our risk rating system uses a scale of 0 to 10, with 10 being the lowest probability of default. The risk rating system covers both qualitative and quantitative aspects of the portfolio company business and the securities we hold.

(D)

We generally base the value of our syndicated debt securities on the IBP offered by the respective originating syndication agent’s trading desk, or secondary desk, on or near the valuation date. These bid prices are non-binding and are generally based on the underlying company performance and security characteristics, as well as other market conditions and credit risk factors.

(E)	We generally value any uninvested capital of the non-control fund at par value and value any invested capital at the net asset value (“NAV”) provided by the non-control fund.
(F)	Includes three syndicated debt only investments, which subsequently paid off at par and, as such, were valued based on the payoff.

A portfolio company’s EBITDA and EBITDA multiples are the significant unobservable inputs generally included in our internally assessed TEV models used to value our proprietary debt and equity investments. Holding all other factors constant, increases (decreases) in the EBITDA and/or the EBITDA multiples inputs would result in a higher (lower) fair value measurement. Per our valuation policy, we generally use an indexed EBITDA multiple. EBITDA and EBITDA multiple inputs do not have to directionally correlate since EBITDA is a company performance metric and EBITDA multiples can be influenced by market, industry, size and other factors.

Changes in Level 3 Fair Value Measurements

The following tables provide the changes in fair value, broken out by security type, during the years ended September 30, 2012 and 2011 for all investments for which we determine fair value using unobservable (Level 3) factors. When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, such determination is based upon the significance of the unobservable factors to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable, or Level 3, inputs, observable inputs (that is, components that are actively quoted and can be validated to external sources). Accordingly, the gains and losses in the tables below include changes in fair value, due in part to observable factors that are part of the valuation methodology.

Fair Value Measurements Using Significant Unobservable Data Inputs (Level 3)

	Senior	Senior Subordinated	Preferred	Common Equity/
Year ended September 30, 2012:	Debt	Debt(d)	Equity	Equivalents	Total
Fair value as of September 30, 2011	$200,145	$92,148	$566	$10,088	$302,947
Total gains or losses
Net realized (losses) gains (a)	(10,155)	34		(2,877)	(12,998)
Net unrealized depreciation (b)	(18,033)	(3,799)	(3,262)	(3,100)	(28,194)
Reversal of prior period net depreciation on realization (b)	13,565	541	—	2,894	17,000
New investments, repayments, and settlements(c)
Issuances/originations	32,446	31,820	3,799	876	68,941
Settlements/repayments	(47,152)	(20,097)	—	—	(67,249)
Sales	(6,471)	—	—	(16)	(6,487)

Fair value as of September 30, 2012	$164,345	$100,647	$1,103	$7,865	$273,960

	Senior	Senior Subordinated	Preferred	Common Equity/
Year ended September 30, 2011:	Debt	Debt	Equity	Equivalents	Total
Fair value as of September 30, 2010	$172,596	$81,899	$386	$2,228	$257,109
Total gains or losses
Net realized losses (a)	(1,105)	(14)	—	—	(1,119)
Net unrealized (depreciation) appreciation (b)	(42,381)	(3,639)	(2,295)	5,587	(42,728)
Reversal of prior period net depreciation (appreciation) on realization (b)	3,485	731	—	(247)	3,969
New investments, repayments, and settlements(c)
Issuances/originations	110,041	20,657	2,475	3,297	136,470
Settlements/repayments	(39,101)	(7,486)	—	—	(46,587)
Sales	(3,390)	—	—	(777)	(4,167)

Fair value as of September 30, 2011	$200,145	$92,148	$566	$10,088	$302,947

(a)	Included in net realized loss on Non-Control/Non-Affiliate and Control investments on our accompanying Consolidated Statements of Operations for the years ended September 30, 2012 and 2011.
(b)

Included in net unrealized (depreciation) appreciation on Non-Control/Non-Affiliate and Control investments on our accompanying Consolidated Statements of Operations for the years ended September 30, 2012 and 2011.

(c)

Includes increases in the cost basis of investments resulting from new portfolio investments, the amortization of discounts, PIK and other non-cash disbursements to portfolio companies; as well as decreases in the cost basis of investments resulting from principal repayments or sales, the amortization of premiums and acquisition costs, and other cost-basis adjustments.

(d)	Includes a junior subordinated investment totaling $0.5 million in fair value as of September 30, 2012. There were no junior subordinated investments held as of September 30, 2011.

Non-Syndicated Investments

As of September 30, 2012 and 2011, we held 30 and 35 non-syndicated investments with an aggregate fair value of $195.8 million and $212.3 million, or 71.5% and 70.1% of the total aggregate portfolios, respectively. During the year ended September 30, 2012, we added three new non-syndicated investments, with an aggregate fair value of $28.8 million at September 30, 2012, we sold four non-syndicated investments for combined gross proceeds of $4.5 million and four non-syndicated investments paid off early, for which we received aggregate principal payments of $25.5 million. Additionally, during the year ended September 30, 2012, we funded $21.8 million to existing non-syndicated portfolio companies through revolver draws, add-on investments, or new securities, while scheduled and unscheduled principal payments totaled $37.1 million from existing non-syndicated portfolio companies. The following significant non-syndicated investment transactions occurred during the year ended September 30, 2012:

•

Sunshine Media Holdings – Effective October 2011, we restructured Sunshine Media Holdings (“Sunshine”) by reducing the interest rates on its line of credit, senior debt and LOT senior debt to preserve capital at the portfolio company to further enable Sunshine to invest in new and existing initiatives. In addition, we funded $2.8 million through additional preferred equity investments and $4.0 million through additional line of credit draws to Sunshine during the year ended September 30, 2012. We placed our investment in Sunshine’s LOT senior debt on non-accrual status effective January 1, 2012, and the remaining senior debt and revolver investments on non-accrual status effective April 1, 2012.

•

KMBQ Corporation – In November 2011, we invested $1.6 million in Ohana Media Group (“Ohana”) to facilitate its purchase of certain of KMBQ Corporation’s (“KMBQ”) assets out of receivership. In connection with this transaction, we received net proceeds of $1.2 million and recorded a realized loss during the three months ended December 31, 2011 totaling $1.0 million. Ohana replaced KMBQ on our accompanying Consolidated Schedule of Investments as a Non-Control/Non-Affiliate investment at December 31, 2011.

•

Newhall Holdings, Inc. – In December 2011, we sold our investments in Newhall Holdings, Inc. (“Newhall”) for net proceeds of $3.3 million, which resulted in a realized loss of $7.4 million recorded in the three months ended December 31, 2011.

•

Viapack, Inc. – Effective January 2012, we restructured our investment in Viapack, Inc. (“Viapack”) by reducing the interest rates on its line of credit, senior real estate term debt and senior debt to preserve capital at the portfolio company to enable it to invest in existing initiatives. In addition, we funded $2.3 million to Viapack through additional draws on its line of credit for the year ended September 30, 2012. We placed our investment in Viapack’s LOT senior debt on non-accrual status effective January 1, 2012.

•

Francis Drilling Fluids, Ltd. – In May 2012, we invested $16.0 million in Francis Drilling Fluids, Ltd. (“FDF”) through a combination of debt and equity. FDF, headquartered in Crowley, Louisiana, is a logistics network provider of warehousing, transportation and energy field services for oil and natural gas drilling to oilfields and exploration and production customers.

•

POP Radio, L.P. – In May 2012, we invested $12.0 million in POP Radio, L.P. (“POP”) through a combination of debt and equity. POP, headquartered in Salt Lake City, Utah, is an advertiser-supported in-store radio network provider to retailers.

•

BERTL, Inc. – In August 2012, we sold our $1.8 million investment in BERTL, Inc. (“BERTL”) for net proceeds of $11, which resulted in a realized loss of $1.8 million. BERTL was on non-accrual status at the time of the sale.

•

U.S. Healthcare Communications, Inc. – In September 2012, we sold our $3.2 million investment in U.S. Healthcare Communications, Inc. (“USHC”) for net proceeds of $16, which resulted in a realized loss of $3.2 million. USHC was on non-accrual status at the time of the sale.

Syndicated Investments

We held a total of 20 and 24 syndicate loans in our portfolio with an aggregate fair value of $78.2 million and $90.7 million, or 28.5% and 29.9% of our total investment portfolio, as of September 30, 2012 and September 30, 2011, respectively. During the year ended September 30, 2012, we had six early payoffs of syndicated investments for a combined total of $22.0 million and added two new syndicated investments for a combined total of $15.5 million (Blue Coat Systems, Inc. and PLATO Learning, Inc.). In addition, we had one add-on investment to an existing syndicate investment during the year ended September 30, 2012 for $2.0 million.

Investment Concentrations

As of September 30, 2012, we had loans in 50 portfolio companies located in 28 states in 21 different industries, with an aggregate fair value of $274.0 million. The five largest investments at fair value as of September 30, 2012 totaled $91.8 million, or 33.5% of our total investment portfolio as compared to the five largest investments at fair value as of September 30, 2011 totaling $91.2 million, or 30.1% of our total investment portfolio.

The following table outlines our investments by security type at September 30, 2012 and 2011:

	September 30, 2012				September 30, 2011
	Cost		Fair Value		Cost		Fair Value
Senior debt	$235,158	64.4%	$164,345	60.0%	$266,491	69.6%	$200,145	66.1%
Senior subordinated debt	118,469	32.5	100,149	36.5	107,140	28.0	92,148	30.4
Junior subordinated debt	428	0.1	498	0.2	—	—	—	—

Total debt investments	354,055	97.0	264,992	96.7	373,631	97.6	292,293	96.5
Preferred equity	6,719	1.8	1,103	0.4	2,920	0.8	566	0.2
Common equity/equivalents	4,247	1.2	7,865	2.9	6,264	1.6	10,088	3.3

Total equity investments	10,966	3.0	8,968	3.3	9,184	2.4	10,654	3.5

Total Investments	$365,021	100.0%	$273,960	100.0%	$382,815	100.0%	$302,947	100.0%

Investments at fair value consisted of the following industry classifications at September 30, 2012 and 2011:

	September 30, 2012		September 30, 2011
Industry Classification	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Electronics	$42,111	15.4%	$45,752	15.1%
Healthcare, education and childcare	32,867	12.0	34,106	11.3
Mining, steel, iron and non-precious metals	31,590	11.5	33,734	11.1
Broadcast and entertainment	25,505	9.3	22,146	7.3
Retail store	19,360	7.1	19,340	6.4
Aerospace and defense	16,597	6.0	10,003	3.3
Oil and gas	15,386	5.6	1,916	0.6
Printing and publishing	12,760	4.6	17,623	5.8
Automobile	12,168	4.4	25,768	8.5
Textiles and leather	9,776	3.6	9,626	3.2
Personal and non-durable consumer products	8,399	3.1	6,962	2.3
Machinery	7,618	2.8	8,696	2.9
Personal, food and miscellaneous services	7,354	2.7	7,635	2.5
Beverage, food and tobacco	7,258	2.6	7,332	2.4
Diversified/conglomerate manufacturing	6,824	2.5	8,790	2.9
Buildings and real estate	5,920	2.2	10,275	3.4
Leisure, amusement, motion pictures and entertainment	5,380	2.0	6,607	2.2
Home and office furnishing, housewares and durable consumer goods	3,357	1.2	9,715	3.2
Telecommunications	1,070	0.4	7,842	2.6
Diversified/conglomerate service	—	—	3,810	1.3
Diversified natural resources, precious metals and minerals	—	—	3,054	1.0
Other, < 1%	2,660	1.0	2,215	0.7

Total Investments	$273,960	100.0%	$302,947	100.0%

Investments at fair value were included in the following geographic regions of the U.S. at September 30, 2012 and 2011:

	September 30, 2012		September 30, 2011
Geographic Region	Fair Value	Percent of Total Investments	Fair Value	Percentage of Total Investments
Midwest	$127,179	46.4%	$146,154	48.2%
West	66,268	24.2	54,777	18.1
South	62,677	22.9	66,488	22.0
Northeast	9,836	3.6	28,158	9.3
Outside continental U.S.	8,000	2.9	7,370	2.4

Total Investments	$273,960	100.0%	$302,947	100.0%

The geographic region indicates the location of the headquarters for our portfolio companies. A portfolio company may have a number of other business locations in other geographic regions.

Investment Principal Repayment

The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, at September 30, 2012:

Fiscal year ending September 30,	Amount
2013	$101,318
2014	56,719
2015	27,398
2016	64,628
2017	51,560
Thereafter	53,500

Total Contractual Repayments	$355,123
Equity investments	10,966
Adjustments to cost basis on debt investments	(1,068)

Total Cost Basis of Investments Held at September 30, 2012:	$365,021

Receivables from Portfolio Companies

Receivables from portfolio companies represent non-recurring costs incurred on behalf of such portfolio companies and are included in other assets on our accompanying Consolidated Statements of Assets and Liabilities. We maintain an allowance for uncollectible receivables from portfolio companies, which is determined based on historical experience and management’s expectations of future losses. We charge the accounts receivable to the established provision when collection efforts have been exhausted and the receivables are deemed uncollectible. As of September 30, 2012 and 2011, we had gross receivables from portfolio companies of $0.8 million. The allowance for uncollectible receivables was $0.4 million at September 30, 2012 and 2011. In addition, we recorded an allowance for uncollectible interest receivable of $21 and $65 as of September 30, 2012 and 2011, respectively.

NOTE 4. RELATED PARTY TRANSACTIONS

Investment Advisory and Management Agreement

We entered into an investment advisory and management agreement with the Adviser (the “Advisory Agreement”), which is controlled by our chairman and chief executive officer. In accordance with the Advisory Agreement, we pay the Adviser certain fees as compensation for its services, such fees consisting of a base management fee and an incentive fee. On July 10, 2012, our Board of Directors approved the renewal of the Advisory Agreement through August 31, 2013. The following table summarizes the management fees, incentive fees and associated credits reflected in our accompanying Consolidated Statements of Operations:

	Year Ended September 30,
	2012	2011	2010
Average total assets subject to base management fee (A)	$308,250	$286,550	$304,250
Multiplied by annual base management fee of 2.0%	2.0%	2.0%	2.0%

Base management fee(B)	6,165	5,731	6,085
Reduction for loan servicing fees	(3,604)	(3,355)	(3,412)

Adjusted base management fee	2,561	2,376	2,673

Credit for fees received by Adviser from the portfolio companies	(342)	(239)	(213)
Fee reduction for the voluntary, irrevocable waiver of 2% fee on senior syndicated loans to 0.5% per annum	(428)	(383)	(42)

Net base management fee	$1,791	$1,754	$2,418

Incentive fee (B)	$4,691	$4,598	$1,823
Credit from voluntary, irrevocable waiver issued by Adviser’s board of directors	(278)	(21)	(165)

Net incentive fee	$4,413	$4,577	$1,658

Credit for fees received by Adviser from the portfolio companies	$(342)	$(239)	$(213)
Fee reduction for the voluntary, irrevocable waiver of 2.0% fee on senior syndicated loans to 0.5% per annum	(428)	(383)	(42)
Incentive fee credit	(278)	(21)	(165)

Credit to base management and incentive fees from Adviser (B)	$(1,048)	$(643)	$(420)

(A)

Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.

(B)	Reflected as a line item in our accompanying Consolidated Statements of Operations.

Base Management Fee

The base management fee is payable quarterly and assessed at a rate of 2.0%, computed on the basis of the value of our average gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowing, less any uninvested cash or cash equivalents resulting from borrowings. In addition, the following three items are adjustments to the base management fee calculation:

•	Loan Servicing Fees

The Adviser also services the loans held by Business Loan, in return for which it generally receives a 1.5% annual fee based on the monthly aggregate outstanding balance of loans pledged under our line of credit. Since we own these loans, all loan servicing fees paid to the Adviser are treated as reductions directly against the 2.0% base management fee under the Advisory Agreement.

•	Senior Syndicated Loan Fee Waiver

Our Board of Directors accepted an unconditional and irrevocable voluntary waiver from the Adviser to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations, for the years ended September 30, 2012 and 2011.

•	Portfolio Company Fees

Under the Advisory Agreement, the Adviser has also provided, and continues to provide, managerial assistance and other services to our portfolio companies and may receive fees for services other than managerial assistance with 50% of certain of these fees, and 100% of others, credited against the base management fee that we would otherwise be required to pay to the Adviser.

Incentive Fee

The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). We will pay the Adviser an income-based incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

•

100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

Our Board of Directors accepted an unconditional and irrevocable voluntary waiver from the Adviser to reduce the income-based incentive fee to the extent net investment income did not 100% cover distributions to common stockholders for the years ended September 30, 2012, 2011 and 2010.

The second part of the incentive fee is a capital gains-based incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date) and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to the Adviser, we will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate net unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. Aggregate net unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate net unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains-based incentive fee for such year equals 20% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years. No capital gains-based incentive fee has been recorded since our inception through September 30, 2012, as cumulative net unrealized capital depreciation has exceeded cumulative realized capital gains net of cumulative realized capital losses.

Additionally, in accordance with GAAP, a capital gains-based incentive fee accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains-based incentive fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains-based incentive fee equal to 20% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such year. GAAP requires that the capital gains-based incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that such unrealized capital appreciation will be realized in the future. No GAAP accrual for a capital gains-based incentive fee has been recorded since our inception through September 30, 2012.

As a BDC, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. Although neither we nor the Adviser receive fees in connection with managerial assistance, the Adviser provides other services to our portfolio companies and receives fees for these other services.

Administration Agreement

We have entered into an administration agreement (the “Administration Agreement”) with Gladstone Administration, LLC (the “Administrator”), an affiliate of ours and of the Adviser, whereby we pay separately for administrative services. The Administration Agreement provides for payments equal to our allocable portion of the Administrator’s overhead expenses in performing its obligations under the Administration Agreement, including, but not limited to, rent and the salaries and benefits expenses of our chief financial officer and treasurer, chief accounting officer, chief compliance officer, internal counsel and secretary and their respective staffs. Our allocable portion of administrative expenses is generally derived by multiplying the Administrator’s total allocable expenses by the percentage of our total assets at the beginning of the quarter in comparison to the total assets at the beginning of the quarter of all companies managed by the Adviser under similar agreements. On July 10, 2012, our Board of Directors approved the renewal of the Administration Agreement for another year through August 31, 2013.

Related Party Fees Due

Amounts due to related parties on our accompanying Consolidated Statements of Assets and Liabilities were as follows:

	As of September 30,
	2012	2011
Base management fee due to Adviser	$504	$330
Incentive fee due to Adviser	1,135	1,203
Loan servicing fee due to Adviser	191	227

Total fees due to Adviser	1,830	1,760

Fee due to Administrator	174	194

Total related party fees due	$2,004	$1,954

Notes to Former Employees

We have outstanding notes to certain of our former employees, who are now employees of the Adviser. The notes were for the exercise of options granted under our Amended and Restated 2001 Equity Incentive Plan, which has since been terminated. The notes require the quarterly payment of interest at the market rate in effect at the date of issuance, have varying terms not exceeding ten years and have been recorded as a reduction of net assets. The notes are evidenced by full recourse notes that are due upon maturity or 60 days following termination of employment with the Adviser, and the shares of common stock purchased with the proceeds of the notes were posted as collateral. We received $0.8 million and $3.2 million in aggregated principal repayments during the years ended September 30, 2012 and 2011, respectively. As part of the 2012 payment, one employee redeemed 39,082 shares of common stock and liquidated additional collateral to pay off an aggregate of $0.3 million of principal on his outstanding notes. We recognized interest income from all employee notes of an aggregated $0.3 million, $0.4 million and $0.4 million for the years ended September 30, 2012, 2011 and 2010, respectively.

The following table is a summary of all outstanding notes issued to employees of the Adviser for the exercise of stock options:

			Outstanding	Outstanding			Original
	Original Amount of		Balance of	Balance of			Interest
Issue	Promissory Note		Employee Notes	Employee Notes	Maturity		Rate
Date	Issued to Employees		at September 30, 2012	at September 30, 2011	Date		on Note
Aug-01	$5,900	(A)	$2,749	$2,749	Aug-10	(B)	4.90%
Aug-01	275	(A)	—	200	Aug-10	(B)	4.90
Aug-01	275	(C)	—	236	Aug-11		4.90
Sep-04	200	(C)	—	198	Sep-13		5.00
Jul-06	200	(A)	—	200	Jul-15		8.26
Jul-06	275	(A)	275	275	Jul-15		8.26

	$7,125		$3,024	$3,858

(A)

On September 7, 2010, we entered into redemption agreements (the “Redemption Agreements”) with David Gladstone, our Chairman and Chief Executive Officer, and Laura Gladstone, a Managing Director of the Adviser and the daughter of Mr. Gladstone, in connection with the maturity of secured promissory notes executed by Mr. Gladstone and Ms. Gladstone in favor of us on August 23, 2001, in the principal amounts of $5.9 million and $0.3 million, respectively, and two additional notes executed by Ms. Gladstone, in the principal amounts of $0.2 and $0.3, each scheduled to mature on July 13, 2015 (collectively, the “Notes”). Mr. and Ms. Gladstone originally executed the Notes to facilitate their payment of the exercise price of certain stock options (the “Options”) to acquire shares of our common stock. Concurrently with the execution of the Notes, we, together with Mr. and Ms. Gladstone entered into stock pledge agreements (collectively, the “Pledge Agreements”), pursuant to which Mr. and Ms. Gladstone granted to us a first priority security interest in the Pledged Collateral (as defined in the respective Pledge Agreements), which included 393,334 and 18,334 shares, respectively, of our common stock that Mr. and Ms. Gladstone acquired pursuant to the exercise of the Options (collectively, the “Pledged Shares”). In addition, a sufficient amount of Mr. Gladstone’s common shares of Gladstone Land Corporation (“Gladstone Land”) were pledged by Mr. Gladstone to fully collateralize both Notes. The Redemption Agreements provide that, pursuant to the terms and conditions thereof, we will automatically accept and retire the Pledged Shares in partial or full satisfaction, as applicable, of Mr. and Ms. Gladstone’s obligations to us under the Notes at such time, if ever, that the trading price of our common stock reaches $15 per share. In entering into the Redemption Agreements, we reserved all of our existing rights under the Notes and the Pledge Agreements, including, but not limited to, the ability to foreclose on the Pledged Collateral at any time. On March 30, 2011, June 27, 2011 and September 26, 2011, Mr. Gladstone paid down an aggregate amount of $3.2 million of the principal balance of his Note, leaving a principal balance of $2.7 million outstanding as of September 30, 2011 and 2012. In connection with these payments, we released our first priority security interest on 210,000 common shares of Mr. Gladstone’s Pledged Shares, leaving a balance of 183,334 common shares of the Company in Pledged Collateral from Mr. Gladstone as of September 30, 2011 and 2012. On September 28, 2011 and September 17, 2012, Ms. Gladstone paid $0.1 million and $0.2 million, respectively, of the principal balance of her note that defaulted in August 2010, repaying this Note in full. Additionally, on September 17, 2012, Ms. Gladstone also made an early payoff of the $0.2 million principal balance on one of her two Notes scheduled to mature on July 13, 2015, repaying this Note in full.
(B)

An event of default was triggered under each of these Notes by virtue of Mr. and Ms. Gladstone’s failure to repay the amounts outstanding within five business days of August 23, 2010. As such, we charged a default rate of an additional 2% per annum under these Notes for all periods following default.

(C)

On December 20, 2011, we entered into an amended and restated redemption agreement with an employee of the Adviser in connection with the maturity of a secured promissory note executed by the employee in favor of us on August 23, 2001, in the principal amount of $0.3 million. Pursuant to the redemption agreement, on December 29, 2011, we redeemed 20,000 shares of our common stock that had been pledged as collateral on the employee note, resulting in a reduction of $0.2 million on the employee note, leaving a principal balance of $0.1 million as of December 31, 2011. On January 26, 2012, we redeemed an additional 19,082 shares of our common stock that had been pledged as collateral on the employee note, resulting in the employee’s defaulted note being fully paid off and a reduction of $0.1 million on the employee’s other note, leaving a remaining principal balance thereon of $0.1 million as of June 30, 2012. On September 25, 2012, the employee liquidated his pledged collateral and paid off his remaining note balance of $0.1 million. As of September 30, 2012, this employee does not have any balances outstanding on any notes with us.

During the year ended September 30, 2010, the employee stock option notes of two of our former employees were converted from recourse to non-recourse notes. In connection with these conversions, we repurchased and retired the shares of common stock pledged as collateral for the notes, which shares had previously been acquired upon the exercise of the stock options in consideration for the issuance of the notes. The repurchases were accounted for as treasury stock transactions at the fair value of the shares, based on the trading price of our common stock on the date of the transactions, totaling $0.4 million. Since the value of the stock option notes totaled $0.6 million, we recorded non-cash compensation expense of $0.2 million during the year ended September 30, 2010.

In accordance with ASC 505, “Equity,” our receivables from employees for the issuance of capital stock to employees prior to the receipt of cash payment should be reflected in the balance sheet as a reduction to stockholders’ equity. Therefore, our recourse notes totaling in aggregate $3.0 million as of September 30, 2012 were recorded as notes to employees and are included in the net assets section of our accompanying Consolidated Statements of Assets and Liabilities. As of September 30, 2012, we determined that these notes were still recourse.

NOTE 5. BORROWINGS

Line of Credit

On January 19, 2012, we, through our wholly-owned subsidiary, Business Loan, entered into Amendment No. 3 to the fourth amended and restated credit agreement (the “Credit Facility”) to extend the maturity date of our $137.0 million revolving line of credit from March 15, 2012 to January 19, 2015 (the “Maturity Date”). Our Credit Facility was arranged by Key Equipment Finance Inc. (“Keybank”) as administrative agent. Branch Banking and Trust Company (“BB&T”) and ING Capital LLC (“ING”) also joined our Credit Facility as committed lenders. Subject to certain terms and conditions, our Credit Facility may be expanded to a maximum of $237.0 million through the addition of other committed lenders to the facility. If our Credit Facility is not renewed or extended by the Maturity Date, all principal and interest will be due and payable on or before January 19, 2016 (one year after the Maturity Date). The interest rates on advances under our Credit Facility remain unchanged and generally bear interest at a 30-day London Interbank Offered Rate (“LIBOR”) (subject to a minimum rate of 1.5%), plus 3.75% per annum, with a commitment fee of 0.5% per annum on undrawn amounts when our facility is drawn more than 50% and 1.0% per annum on undrawn amounts when our facility is drawn less than 50%. We incurred fees of $1.5 million in January 2012 in connection with this amendment.

The following tables summarize noteworthy information related to our Credit Facility (at cost):

	September 30, 2012	September 30, 2011
Commitment amount	$137,000	$137,000
Borrowings outstanding	58,800	99,400
Availability	54,700	24,700

	Year Ended September 30,
	2012	2011
Weighted average borrowings outstanding	$72,192	$49,169
Effective interest rate(A)	6.0%	6.0
Commitment (unused) fees incurred	$520	$648

(A)	Excludes the impact of deferred financing fees.

Interest is payable monthly during the term of our Credit Facility. Available borrowings are subject to various constraints imposed under our Credit Facility, based on the aggregate loan balance pledged by Business Loan, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required.

The administrative agent also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with Keybank as custodian. Keybank, who also serves as the trustee of the account, remits the collected funds to us monthly.

Our Credit Facility contains covenants that require Business Loan to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions), and restrict material changes to our credit and collection policies without the lenders’ consents. Our Credit Facility also limits payments on distributions to aggregate net investment income for each of the twelve month periods ending September 30, 2012, 2013, 2014 and 2015. Business Loan is subject to certain limitations on the type of loan investments it can apply as collateral towards the borrowing base in order to receive additional borrowing availability under our Credit Facility, including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life and lien property. Our Credit Facility further requires Business Loan to comply with other financial and operational covenants, which obligate Business Loan to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of obligors required in the borrowing base of the credit agreement. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our Term Preferred Stock) of $190.0 million plus 50.0% of all equity and subordinated debt raised after January 19, 2012, (ii) asset coverage with respect to senior securities representing indebtedness of at least 200%, in accordance with Section 18 of the 1940 Act and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code. As of September 30, 2012, and as defined in the performance guaranty of our Credit Facility, we had a minimum net worth of $227.1 million, an asset coverage of 296.3% and an active status as a BDC and RIC. Our Credit Facility requires a minimum of 20 obligors in the borrowing base and as of September 30, 2012, Business Loan had 34 obligors. As of September 30, 2012, we were in compliance with all of the facility covenants.

Fair Value

We elected to apply the fair value option of ASC 825, “Financial Instruments,” specifically for our Credit Facility, which was consistent with our application of ASC 820 to our investments. Generally, we estimate the fair value of our Credit Facility using estimates of value provided by an independent third party and our own assumptions in the absence of observable market data, including estimated remaining life, counterparty credit risk, current market yield and interest rate spreads of similar securities as of the measurement date. As of September 30, 2012 and 2011, our Credit Facility was valued using Level 3 inputs.

The following tables present our Credit Facility carried at fair value as of September 30, 2012 and 2011, on our accompanying Consolidated Statements of Assets and Liabilities for Level 3 of the hierarchy established by ASC 820 and the changes in fair value of our Credit Facility during the years ended September 30, 2012 and 2011:

	Total Recurring Fair Value Measurement Reported in
	Consolidated Statements of Assets and Liabilities
	Using Significant Unobservable Inputs (Level 3)
	As of September 30,
	2012	2011
Credit Facility	$62,451	$100,012

Fair Value Measurements Using Significant Unobservable Data Inputs (Level 3)

	Years Ended September 30,
	2012	2011
Fair value as of September 30, 2011 and 2010, respectively	$100,012	$17,940
Borrowings	74,900	120,100
Repayments	(115,500)	(37,500)
Net unrealized appreciation (depreciation) (A)	3,039	(528)

Fair value as of September 30, 2012 and 2011, respectively	$62,451	$100,012

(A)	Included in net unrealized (appreciation) depreciation on borrowings on our accompanying Consolidated Statements of Assets and Liabilities for the years ended September 30, 2012 and 2011.

The fair value of the collateral under our Credit Facility was approximately $230.3 million and $256.9 million at September 30, 2012 and 2011, respectively.

NOTE 6. MANDATORILY REDEEMABLE PREFERRED STOCK

In November 2011, we completed a public offering of 1.5 million shares of 7.125% Series 2016 Term Preferred Stock, par value $0.001 per share (“Term Preferred Stock”), at a public offering price of $25.00 per share. Gross proceeds totaled $38.5 million and net proceeds, after deducting underwriting discounts and offering expenses borne by us, were $36.4 million, a portion of which was used to repay outstanding borrowings under our Credit Facility. We incurred $2.1 million in total offering costs related to these transactions, which have been recorded as deferred financing fees on our accompanying Consolidated Statements of Assets and Liabilities and will be amortized over the redemption period ending December 31, 2016.

The shares of our Term Preferred Stock have a redemption date of December 31, 2016, and are currently traded under the ticker symbol of “GLADP” on the NASDAQ Global Select Market (“NASDAQ”). Our Term Preferred Stock is not convertible into our common stock or any other security and provides for a fixed dividend equal to 7.125% per year, payable monthly (which equates to approximately $2.7 million per year). We are required to redeem all of the outstanding Term Preferred Stock on December 31, 2016 for cash at a redemption price equal to $25.00 per share plus an amount equal to accumulated but unpaid dividends, if any, as of the date of redemption. In addition, there are two other potential redemption triggers: 1) if we fail to maintain an asset coverage ratio of at least 200%, we are required to redeem a portion of the outstanding Term Preferred Stock or otherwise cure the ratio redemption trigger and 2) at our sole option, at any time on or after December 31, 2012, we may redeem part or all of the Term Preferred Stock.

Our Board of Directors declared the following monthly distributions to preferred stockholders for the year ended September 30, 2012:

Fiscal Year	Time Period	Declaration Date	Record Date	Payment Date	Distribution per Term Preferred Share
2012	November 4 – 30 (A)	December 6, 2011	December 16, 2011	December 30, 2011	$0.13359375
	December 1 - 31	December 6, 2011	December 16, 2011	December 30, 2011	0.14843750
	January 1 – 31	January 10, 2012	January 23, 2012	January 21, 2012	0.14843750
	February 1 – 29	January 10, 2012	February 21, 2012	February 29, 2012	0.14843750
	March 1 - 31	January 10, 2012	March 22, 2012	March 30, 2012	0.14843750
	April 1 – 30	April 10, 2012	April 20, 2012	April 30, 2012	0.14843750
	May 1 - 31	April 10, 2012	May 18, 2012	May 31, 2012	0.14843750
	June 1 - 30	April 10, 2012	June 20, 2012	June 29, 2012	0.14843750
	July 1 – 31	July 10, 2012	July 20, 2012	July 31, 2012	0.14843750
	August 1 - 31	July 10, 2012	August 22, 2012	August 31, 2012	0.14843750
	September 1 -30	July 10, 2012	September 19, 2012	September 28, 2012	0.14843750

			Fiscal Year 2012 Total:		$1.76640625

(A)	November 2011 distributions were prorated from the time the Term Preferred Stock was issued and outstanding as per our final prospectus supplement dated October 28, 2011.

In accordance with ASC 480, “Distinguishing Liabilities from Equity,” mandatorily redeemable financial instruments should be classified as liabilities in the balance sheet and therefore the related distribution payments are treated as dividend expense on our statement of operations as of the ex-dividend date.

Aggregate preferred distributions declared and paid for the year ended September 30, 2012 were approximately $2.5 million, respectively. There were no preferred distributions declared or paid for the year ended September 30, 2011.

NOTE 7. COMMON STOCK TRANSACTIONS

On October 20, 2009, we filed a registration statement (the “Registration Statement”) on Form N-2 (File No. 333-162592) that was amended on December 9, 2009 and which the Securities and Exchange Commission (“SEC”) declared effective on January 28, 2010. Post-effective amendments dated July 13, 2011 (declared effective by the SEC on July 15, 2011) and dated June 4, 2012 (declared effective by the SEC on June 11, 2012) were also filed under this Registration Statement. The Registration Statement permits us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock, including through a combined offering of such securities. To date, under the Registration Statement, we have issued $38.5 million in Term Preferred Stock, leaving us with the availability to raise up to $261.5 million of additional equity capital through the sale of securities that are registered under the Registration Statement in one or more future public offerings and have entered into an agreement, described below, to potentially issue up to 2.0 million shares of common stock from time to time in the future.

In addition, on May 17, 2010, together with the Advisor, we entered into an equity distribution agreement (the “Agreement”) with BB&T Capital Markets, a division of Scott & Stringfellow, LLC (the “Agent”), under which we could have, from time to time, issued and sold through the Agent, as sales agent, up to 2.0 million shares of our common stock, par value $0.001 per share, based upon instructions from us. To date, we have not issued any shares pursuant to this Agreement and in October 2012, we terminated the Agreement effective October 11, 2012. See Note 12—Subsequent Events for further discussion.

During the quarter ended December 31, 2011, pursuant to the terms of our articles of incorporation, as amended, our Board of Directors approved reclassifying 4.0 million shares of common stock to shares of preferred stock in connection with our November 2011 Term Preferred Stock offering.

NOTE 8. NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE

The following table sets forth the computation of basic and diluted net (decrease) increase in net assets resulting from operations per weighted average common share for the fiscal years ended September 30, 2012, 2011 and 2010:

	Year Ended September 30,
	2012	2011	2010
Numerator for basic and diluted net (decrease) increase in net assets resulting from operations per common share	$(8,008)	$(21,099)	$16,394
Denominator for basic and diluted weighted average common shares	21,011,123	21,039,242	21,060,351

Basic and diluted net (decrease) increase in net assets resulting from operations per weighted average common share	$(0.38)	$(1.00)	$0.78

NOTE 9. DISTRIBUTIONS TO COMMON STOCKHOLDERS

Distributions

We are required to pay out as distributions 90% of our ordinary income and short-term capital gains for each taxable year in order to maintain our status as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. It is our policy to pay out as a distribution up to 100% of those amounts. The amount to be paid out as a distribution is determined by our Board of Directors each quarter and is based on the annual earnings estimated by management. Based on that estimate, three monthly distributions are declared each quarter. At year-end we may pay a bonus distribution, in addition to the monthly distributions, to ensure that we have paid out at least 90% of our ordinary income and realized net short-term capital gains for the year. Long-term capital gains are composed of prepayment fees and gains from the sale of securities held for one year or more. Additionally, prior to January 1, 2011, success fees were treated as long-term capital gains. However, beginning

January 1, 2011, success fees are characterized as ordinary income for tax purposes. The approved change in accounting method does not require us to retroactively change the capital gains treatment of the success fees received prior to January 1, 2011. As a result, we are required to distribute such amounts to our stockholders in order to maintain RIC status for success fees we receive after January 1, 2011.

We may decide to retain long-term capital gains from the sale of securities, if any, and not pay them out as distributions, however, our Board of Directors may decide to declare and pay out capital gains during any fiscal year. If we decide to retain long-term capital gains, the portion of the retained capital gains, net of any capital loss carryforward, if applicable, will be subject to a 35% tax. The tax characteristics of all distributions will be reported to stockholders on Form 1099 at the end of each calendar year. For calendar years ended December 31, 2011 and 2010, 100% of our distributions during these periods were deemed to be paid from ordinary income.

The following table lists the per share distributions to common stockholders declared and paid for the fiscal years ended September 30, 2012 and 2011:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Common Share
2012	October 11, 2011	October 21, 2011	October 31, 2011	$0.07
	October 11, 2011	November 17, 2011	November 30, 2011	0.07
	October 11, 2011	December 21, 2011	December 30, 2011	0.07
	January 10, 2012	January 23, 2012	January 31, 2012	0.07
	January 10, 2012	February 21, 2012	February 29, 2012	0.07
	January 10, 2012	March 22, 2012	March 30, 2012	0.07
	April 11, 2012	April 20, 2012	April 30, 2012	0.07
	April 11, 2012	May 18, 2012	May 31, 2012	0.07
	April 11, 2012	June 20, 2012	June 29, 2012	0.07
	July 10, 2012	July 20, 2012	July 31, 2012	0.07
	July 10, 2012	August 22, 2012	August 31, 2012	0.07
	July 10, 2012	September 19, 2012	September 28, 2012	0.07

		Fiscal Year 2012 Annual Total:		$0.84

2011	October 5, 2010	October 21, 2010	October 29, 2010	$0.07
	October 5, 2010	November 19, 2010	November 30, 2010	0.07
	October 5, 2010	December 23, 2010	December 31, 2010	0.07
	January 11, 2011	January 21, 2011	January 31, 2011	0.07
	January 11, 2011	February 21, 2011	February 28, 2011	0.07
	January 11, 2011	March 21, 2011	March 31, 2011	0.07
	April 12, 2011	April 22, 2011	April 29, 2011	0.07
	April 12, 2011	May 20, 2011	May 31, 2011	0.07
	April 12, 2011	June 20, 2011	June 30, 2011	0.07
	July 12, 2011	July 22, 2011	July 29, 2011	0.07
	July 12, 2011	August 19, 2011	August 31, 2011	0.07
	July 12, 2011	September 22, 2011	September 30, 2011	0.07

		Fiscal Year 2011 Annual Total:		$0.84

Aggregate common distributions declared and paid for the 2012 and 2011 fiscal years were both approximately $17.7 million, which were declared based on estimates of net investment income for the respective fiscal year. For the fiscal year ended September 30, 2012, distributions declared and paid exceeded taxable income available for common distributions resulting in a partial return of capital of approximately $1.5 million. The return of capital primarily resulted from GAAP realized losses being recognized as ordinary losses for tax purposes. Taxable income available for distributions exceeded distributions declared and paid in fiscal year 2011, and we elected to treat $0.7 million of common distributions paid in fiscal year 2012 as having been paid in fiscal year 2011.

Distribution of Income and Gains

Generally, our net investment income is declared and distributed to stockholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to us if not distributed, and, therefore, will generally be distributed or will be deemed to be distributed at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, we may periodically make reclassifications among certain of capital accounts without impacting our net asset value. Additionally, the following tables also include these adjustments for the years ended September 30, 2012 and 2011, respectively.

Components of our net assets on a tax-basis were as follows:

	Year Ended September 30,
	2012	2011
Common stock	$21	$21
Paid in capital	324,714	326,913
Notes receivable – employees	(3,024)	(3,858)
Net unrealized depreciation on investments	(92,603)	(80,104)
Net unrealized appreciation on borrowings	(3,651)	(612)
Underdistributed ordinary income	—	679
Capital loss carryforward	(28,808)	(27,255)
Post-October tax loss deferral	(7,726)	(1,649)
Other temporary differences	(359)	(414)

Net Assets	$188,564	$213,721

We offset future realized gains to the extent we have available capital loss carryforwards and second, through a deemed distribution. As of September 30, 2012, we had $26.4 million and $0.9 million of capital loss carryforwards that expire in 2018 and 2019, respectively. Additionally, as of September 30, 2012, we had $1.6 million of capital loss carryforwards that do not expire.

For the years ended September 30, 2012 and 2011, we recorded the following adjustments for permanent book-tax differences to reflect tax character. Adjustments in 2012 primarily relate to GAAP realized losses being recognized as ordinary losses for tax purposes. Adjustments in 2011 related to success fees received prior to January 1, 2011, which were treated as capital gains for tax purposes, and accrued interest written off for GAAP purposes. Results of operations, net assets nor cash flows were affected by this revision.

	Year Ended September 30,
	2012	2011
Net investment income (less than) in excess of distributions	$(1,977)	$472
Accumulated net realized losses	3,843	(450)
Capital in excess of par value	(1,866)	(22)

The tax character of distributions paid to stockholders by us to common stockholders is summarized as follows:

	Year Ended September 30,
	2012	2011	2010
Distributions from:
Ordinary income	$16,190	$17,672	$16,907
Return of capital	1,461	—	783

Total Common Distributions	$17,651	$17,672	$17,690

The tax character of distributions paid by us to preferred stockholders is from ordinary income.

NOTE 10. FEDERAL AND STATE INCOME TAXES

We qualify for treatment as a RIC under subchapter M of the Code. As a RIC, we will not be subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify to be taxed as a RIC, we are required to distribute at least 90% of our investment company taxable income, as defined by the Code. Because we have distributed more than 90% of our investment company taxable income, no income tax provisions have been recorded. We may also be subject to federal excise taxes imposed on RICs if we do not distribute during each calendar year, an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years.

Under the RIC Modernization Act (the “RIC Act”), we are permitted to carry forward capital losses incurred in taxable years beginning after September 30, 2011, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under the previous regulation.

NOTE 11. COMMITMENTS AND CONTINGENCIES

Legal Proceedings

We are party to certain legal proceedings incidental to the normal course of our business, including the enforcement of our rights under contracts with our portfolio companies. We are required to establish reserves for litigation matters where those matters present loss contingencies that are both probable and estimable. When loss contingencies are not both probable and estimable, we do not establish reserves. Based on current knowledge, we do not believe that loss contingencies, if any, arising from pending investigations, litigation or regulatory matters will have a material adverse effect on our financial condition or results of operation.

Escrow Holdbacks

From time to time, we will enter into arrangements as it relates to exits of certain investments whereby specific amounts of the proceeds are held in escrow in order to be used to satisfy potential obligations as stipulated in the sales agreements. We record escrow amounts in restricted cash on our accompanying Consolidated Statements of Assets and Liabilities. We establish a contingent liability against the escrow amounts if we determine that it is probable and estimable that a portion of the escrow amounts will not be ultimately received at the end of the escrow period. The aggregate contingent liability amount recorded against the escrow amounts was $0.5 million and $0 as of September 30, 2012 and 2011, respectively, and is recorded in other liabilities on our accompanying Consolidated Statements of Assets and Liabilities.

Financial Commitments and Obligations

We have lines of credit with certain of our portfolio companies that have not been fully drawn. Since these commitments have expiration dates and we expect many will never be fully drawn, the total commitment amounts do not necessarily represent future cash requirements.

In addition to the lines of credit with portfolio companies, we, from time to time, have also extended certain guarantees on behalf of some of our portfolio companies during the normal course of business. In January 2012, we executed a guarantee for one of our Control investments, Viapack, to irrevocably and unconditionally guarantee payment and performance of Viapack’s obligations regarding purchase agreements and expenses to one of its vendors. This guarantee is for a maximum amount of $0.3 million and terminates within 30 days written notice not to extend further credit. As of September 30, 2012, we have not been required to make any payments on the guarantee and we consider its credit risk to be remote. As of September 30, 2011, we were not party to any signed guarantees.

We estimated the fair value of our unused line of credit commitments, uncalled capital commitment and guarantee as of September 30, 2012 and 2011 to be minimal; and therefore, they are not recorded on our accompanying Consolidated Statements of Assets and Liabilities. The following table summarizes the dollar balances of our unused line of credit commitments, uncalled capital commitment and guarantee as of September 30, 2012 and 2011:

	As of September 30,	As of September 30,
	2012	2011
Unused line of credit commitments	$4,854	$12,990
Uncalled capital commitment	—	800
Guarantee	300	—

Total	$5,154	$13,790

NOTE 12. FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2012	2011	2010	2009	2008
Per Common Share Data:
Net asset value at beginning of year (A)	$10.16	$11.85	$11.81	$12.89	$14.97
Income from investment operations(B)
Net investment income	0.91	0.88	0.84	1.00	1.35
Net realized loss on investments and other	(0.61)	(0.06)	(0.14)	(1.26)	(0.04)
Net unrealized (depreciation) appreciation on investments	(0.53)	(1.84)	0.11	0.45	(2.39)
Net unrealized (appreciation) depreciation on other	(0.15)	0.02	(0.03)	(0.01)	—

Total from investment operations	(0.38)	(1.00)	0.78	0.18	(1.08)

Distributions to common stockholders from(B)(C)
Taxable ordinary income	(0.77)	(0.84)	(0.80)	(0.99)	(1.31)
Long term capital gains	—	—	—	—	(0.01)
Return on capital	(0.07)	—	(0.04)	(0.27)	(0.36)

Total distributions	(0.84)	(0.84)	(0.84)	(1.26)	(1.68)

Capital share transactions(B)
Repayment of principal on employee notes	0.04	0.15	0.07	—	—
Stock redemption for repayment on employee notes	(0.02)	—	—	—	—
Issuance of common stock, net of offering costs	—	—	—	—	0.68
Conversion of recourse to non-recourse notes	—	—	(0.02)	—	—
Reclassification of principal on employee note	—	—	0.02	—	—
Anti-dilutive effect of common stock reduction	—	—	0.03	—	—

Total from capital share transactions	0.02	0.15	0.10	—	0.68

Other, net(B)(D)	0.02	—	—	—	—

Net asset value at end of year(A)	$8.98	$10.16	$11.85	$11.81	$12.89

Per common share market value at beginning of year	$6.86	$11.27	$8.93	$15.24	$19.52

Per common share market value at end of year	8.75	6.86	11.27	8.93	15.24
Total return(E)	41.39%	(33.77)%	37.46%	(30.94)%	(13.90)%
Common stock outstanding at end of year(A)	21,000,160	21,039,242	21,039,242	21,087,574	21,087,574

Statement of Assets and Liabilities Data:
Net assets at end of year	$188,564	$213,721	$249,246	$249,076	$271,748
Average net assets(F)	201,012	235,901	249,968	253,316	284,304
Senior Securities Data:
Borrowings under Credit Facility, at cost	$58,800	$99,400	$16,800	$83,000	$151,030
Mandatorily redeemable preferred stock	38,497	—	—	—	—
Asset coverage ratio(G)	296%	315%	1,419%	396%	279%
Average coverage per unit(H)	$2,963	$3,150	$14,187	$3,963	$2,792
Ratios/Supplemental Data:
Ratio of expenses to average net assets(I)	11.11%	7.39%	7.28%	9.97%	9.34%
Ratio of net expenses to average net assets(J)(K)	10.59	7.12	7.11	8.52	6.74
Ratio of net investment income to average net assets(L)	9.47	7.81	7.10	8.30	9.34

(A)	Based on actual shares outstanding at the end of the corresponding year.
(B)	Based on weighted average basic per share data.
(C)	Distributions are determined based on taxable income calculated in accordance with income tax regulations which may differ from amounts determined under GAAP.
(D)

Represents the impact of the different share amounts (weighted average shares outstanding during the year and shares outstanding at the end of the period) in the per share data calculations and rounding impacts.

(E)

Total return equals the change in the ending market value of our common stock from the beginning of the year, taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan. Total return does not take into account distributions that may be characterized as a return of capital. For further information on the estimated character of our distributions to common stockholders, please refer to Note 9—Distributions to Common Stockholders.

(F)	Average net assets are computed using the average of the balance of net assets at the end of each month of the reporting year.
(G)

As a BDC, we are generally required to maintain an asset coverage ratio (as defined in Section 18(h) of the 1940 Act) of at least 200% on our senior securities representing indebtedness and our senior securities that are stock. Our mandatorily redeemable preferred stock is a senior security that is stock.

(H)	Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per one thousand dollars of indebtedness.
(I)	Ratio of expenses to average net assets is computed using expenses before credits from the Adviser to the base management and incentive fees and including income tax expense.
(J)	Ratio of net expenses to average net assets is computed using total expenses net of credits from the Adviser to the base management and incentive fees and including income tax expense.

(K)

Had we not received any voluntary waivers of fees due to the Adviser, the ratio of net expenses to average net assets would have been 10.24%,6.95%,7.03%, 7.11% and 4.74% for the fiscal years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively.

(L)

Had we not received any voluntary waivers of fees due to the Adviser, the ratio of net investment income to average net assets would have been 9.13%, 7.64%, 7.02%, 6.89% and 7.34% for the fiscal years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively.

NOTE 13. SELECTED QUARTERLY DATA (UNAUDITED)

	Year Ended September 30, 2012
	Quarter Ended December 31, 2011	Quarter Ended March 31, 2012	Quarter Ended June 30, 2012	Quarter Ended September 30, 2012
Total Investment Income	$9,320	$10,996	$9,961	$10,045
Net Investment Income	4,418	5,216	4,869	4,541
Net (Decrease) Increase in Net Assets Resulting From Operations	(1,289)	(1,603)	(10,580)	5,464
Net (Decrease) Increase in Net Assets Resulting From Operations per Weighted Average Common Share (Basic and Diluted)	$(0.06)	$(0.08)	$(0.50)	$0.26

	Year Ended September 30, 2011
	Quarter Ended December 31, 2010	Quarter Ended March 31, 2011	Quarter Ended June 30, 2011	Quarter Ended September 30, 2011
Total Investment Income	$8,006	$8,398	$8,980	$9,827
Net Investment Income	4,637	4,428	4,534	4,813
Net Increase (Decrease) in Net Assets Resulting From Operations	2,132	(8,381)	(14,310)	(540)
Net Increase (Decrease) in Net Assets Resulting From Operations per Weighted Average Common Share (Basic and Diluted)	$0.10	$(0.40)	$(0.68)	$(0.03)

NOTE 14. SUBSEQUENT EVENTS

Portfolio Activity

Subsequent to September 30, 2012, we extended an aggregate of $0.7 million in revolver draws and investments to three existing portfolio companies and received an aggregate of $1.7 million in scheduled and unscheduled loan repayments, excluding payoffs, from 14 existing portfolio companies. In October 2012, our loans to Blue Coat Systems, Inc., Mood Media Corporation, HGI Holding, Inc. and Wall Street Systems Holdings, Inc. were paid off early at par for a combined total of $21.1 million. Additionally, in November 2012 we invested an aggregate of $5.5 million in two new portfolio companies.

Distributions

On October 10, 2012, our Board of Directors declared the following monthly cash distributions to common and preferred stockholders:

Record Date	Payment Date	Distribution per Common Share	Distribution per Term Preferred Share
October 22, 2012	October 31, 2012	$0.07	$0.1484375
November 19, 2012	November 30, 2012	0.07	0.1484375
December 19, 2012	December 31, 2012	0.07	0.1484375

	Total for the Quarter	$0.21	$0.4453125

Board of Directors’ Actions

In October 2012, our Board of Directors expanded the number of directorships on our Board of Directors from nine to ten and appointed Terry Earhart as a new independent director to fill the resulting vacancy. Mr. Earhart was also appointed a member of our compensation and ethics, nominating and corporate governance committees.

Also in October 2012, our Board of Directors approved limited revisions to our investment objectives and strategy, which will go into effect on or about January 1, 2013. All of our current portfolio investments fit within the scope of our revised objectives and strategies and no changes will need to be made to our current portfolio as a result of this revision.

Lastly, in October 2012, we terminated, effective October 11, 2012, our equity distribution agreement with BB&T Capital Markets, a division of Scott & Stringfellow, LLC, under which we had the ability to issue up to 2.0 million shares of common stock from time to time. We did not issue any common shares under this agreement. Prepaid costs of $0.2 million related to the origination of this agreement were expensed in the three months ended September 30, 2012.

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Filed Pursuant to Rule 497

Registration Statement No.333-185191

PROSPECTUS SUPPLEMENT

(To Prospectus dated January 18, 2013)

             Shares of Common Stock

We are offering for sale              shares of our common stock. Our common stock is traded on The NASDAQ Global Select Market under the symbol “GLAD.” The last reported sale price for our common stock on             ,              was $             per share. The net asset value per share of our common stock at the close of business on             , 201     was $             per share.

	Per Share	Total (1)
Public offering price	$	$

Underwriting discounts and commissions	$	$

Proceeds, before expenses, to us	$	$

(1)	The aggregate expenses of the offering are estimated to be $ , which represents approximately $ per share.

The underwriters may also purchase up to an additional              shares of common stock from us at the public offering price, less underwriting discounts and commissions, to cover over-allotments, if any, within 30 days after the date of this prospectus supplement. If the over-allotment option is exercised in full, our total proceeds, before expenses, would be $             and the total underwriting discounts and commissions would be $            . The common shares will be ready for delivery on or about             ,             .

You should read this prospectus supplement and the accompanying prospectus before deciding whether to invest in our common stock and you should retain them for future reference. Additional information about us, including our annual, quarterly and current reports, has been filed with the Securities and Exchange Commission. This information is available free of charge on our corporate website at http://www.gladstonecapital.com.

An investment in our common stock involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled “Risk Factors,” which begins on page S-5 of this prospectus supplement and page 9 of the accompanying prospectus. Shares of closed-end investment companies frequently trade at a discount to their net asset value and this may increase the risk of loss of purchasers of our common stock. You should carefully consider these risks together with all of the other information contained in this prospectus supplement and the accompanying prospectus before making a decision to purchase our common stock.

The common stock being offered has not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.

                    , 201

We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus supplement or the accompanying prospectus. You must not rely upon any information or representation not contained in this prospectus supplement or the accompanying prospectus as if we had authorized it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus supplement and any accompanying prospectus is accurate as of the dates on their respective covers only. Our business, financial condition, results of operations and prospects may have changed since such dates.

Prospectus Supplement

Prospectus

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained in this prospectus supplement or the accompanying prospectus, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, future events or our future performance or financial condition. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others: (1) further adverse changes in the economy and the capital markets; (2) risks associated with negotiation and consummation of pending and future transactions; (3) the loss of one or more of our executive officers, in particular David Gladstone and Terry Lee Brubaker; (4) risks associated with our search for a new president and chief investment officer to replace George Stelljes III; (5) changes in our business strategy; (6) availability, terms and deployment of capital; (7) changes in our industry, interest rates, exchange rates or the general economy; (8) the degree and nature of our competition; and (9) those factors described in the “Risk Factors” sections of this prospectus supplement and the accompanying prospectus. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus supplement. The forward-looking statements contained in this prospectus supplement, or the accompanying prospectus, are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Gladstone Capital,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Gladstone Capital. The following percentages were calculated based on actual expenses incurred in the year ended             ,          and average net assets for the quarter ended             ,         .

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	[	]%
Offering expenses (as a percentage of offering price)	[	]%
Dividend reinvestment plan expenses(1)	[	]%
Total stockholder transaction expenses	[	]%
Annual expenses (as a percentage of net assets attributable to common stock):
Management fees(2)	[	]%
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)(3)	[	]%
Interest payments on borrowed funds(4)	[	]%
Other expenses(5)	[	]%
Total annual expenses (2)(5)	[	]%

(1)	The expenses of the reinvestment plan are included in stock record expenses, a component of “Other expenses.” We do not have a cash purchase plan. The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See “Dividend Reinvestment Plan” in the accompanying prospectus for information on the dividend reinvestment plan.

(2)	Our annual base management fee is 2% (0.5% quarterly) of our average gross assets, which are defined as total assets of Gladstone Capital, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. For the fiscal year ended , , the Adviser voluntarily agreed to waive the annual base management fee of 2% to [ ]% for those senior syndicated loans that we purchase using borrowings from our credit facility. However, because we held no senior syndicated loans purchased using borrowings under our credit facility during the quarter ended , , the waiver did not impact our expenses for that period, as reflected in the table above. See “Management — Certain Transactions — Investment Advisory and Management Agreement” in the accompanying prospectus and footnote 3 below.
(3)	The incentive fee consists of two parts: an income-based fee and a capital gains-based fee. The income-based fee is payable quarterly in arrears, and equals 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly ([ ]% annualized) hurdle rate of our net assets, subject to a “catch-up” provision measured as of the end of each calendar quarter. The “catch-up” provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate (or 2.1875%) in any calendar quarter (8.75% annualized). The catch-up provision is meant to provide the Adviser with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized). The income-based incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. Our pre-incentive fee net investment income used to calculate this part of the income-based incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 2 above). The capital gains-based incentive fee equals 20% of our net realized capital gains since our inception, if any, computed net of all realized capital losses and unrealized capital depreciation since our inception, less any prior payments, and is payable at the end of each fiscal year.

Examples of how the incentive fee would be calculated are as follows:

•	Assuming pre-incentive fee net investment income of 0.55%, there would be no income-based incentive fee because such income would not exceed the hurdle rate of 1.75%.

•	Assuming pre-incentive fee net investment income of 2.00%, the income-based incentive fee would be as follows:

= 100% × (2.00% — 1.75%)

= 0.25%

•	Assuming pre-incentive fee net investment income of 2.30%, the income-based incentive fee would be as follows:

= (100% × (“catch-up”: 2.1875% — 1.75%)) + (20%× (2.30% — 2.1875%))

= (100% × 0.4375%) + (20% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

•	Assuming net realized capital gains of 6% and realized capital losses and unrealized capital depreciation of 1%, the capital gains-based incentive fee would be as follows:

= 20% × (6% — 1%)

= 20% × 5%

= 1%

For a more detailed discussion of the calculation of the two-part incentive fee, see “Management — Certain Transactions — Investment Advisory and Management Agreement” in the accompanying prospectus.

(4)	Includes deferred financing costs. We entered into a revolving credit facility, effective , , under which our borrowing capacity is $[ ] million. We have drawn down on this credit facility and we expect to borrow additional funds in the future up to an amount so that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of our senior securities. Assuming that we borrowed $[ ] million at an interest rate of [ ]% plus an additional fee related to borrowings of [ ]%, for an aggregate rate of [ ]%, interest payments and amortization of deferred financing costs on borrowed funds would have been [ ]% of our average net assets for the quarter ended , .

(5)	Includes our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement. See “Management — Certain Transactions — Administration Agreement” in the accompanying prospectus.

Example

The following examples demonstrate the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. The examples below and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, incentive fees, if any, and other expenses) may be greater or less than those shown.

	1 Year			3 Years			5 Years			10 Years
You would pay the following expenses on a $1,000 investment:
assuming a 5% annual return consisting entirely of ordinary income(1)(2)	$	[____	]	$	[____	]	$	[____	]	$	[____	]
assuming a 5% annual return consisting entirely of capital gains(2)(3)	$	[____	]	$	[____	]	$	[____	]	$	[____	]

(1)	While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. For purposes of this example, we have assumed that the entire amount of such 5% annual return would constitute ordinary income as we have not historically realized positive capital gains (computed net of all realized capital losses) on our investments. Because the assumed 5% annual return is significantly below the hurdle rate of 7% (annualized) that we must achieve under the investment advisory and management agreement to trigger the payment of an income-based incentive fee, we have assumed, for purposes of the this example, that no income-based incentive fee would be payable if we realized a 5% annual return on our investments.
(2)	While the example assumes reinvestment of all dividends and distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.
(3)	While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. For purposes of this example, we have assumed that the entire amount of such 5% annual return would constitute capital gains.

RISK FACTORS

[To be provided.]

USE OF PROCEEDS

We intend to use the net proceeds from this offering first to pay down existing short-term debt, then to make investments in small and mid-sized businesses in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. Indebtedness under our credit line facility currently accrues interest at the rate of approximately [ ]% and matures on             ,    . We anticipate that substantially all of the net proceeds of this offering will be utilized in the manner described above within three months of the completion of the offering. Pending such utilization, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes.

FINANCIAL HIGHLIGHTS

[To be provided.]

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

We currently intend to distribute in the form of cash dividends, a minimum of 90% of our ordinary income and short-term capital gains, if any, on a quarterly basis to our stockholders in the form of monthly dividends. We intend to retain long-term capital gains and treat them as deemed distributions for tax purposes. We report the estimated tax characteristics of each distribution when declared while the actual tax characteristics of distributions are reported annually to each stockholder on Form 1099 — DIV. There is no assurance that we will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of record of common stock, all cash distributions can be reinvested automatically under our dividend reinvestment plan in additional whole and fractional shares. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in our dividend reinvestment plan on the stockholder’s behalf. See “Risk Factors — We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification;” “Dividend Reinvestment Plan;” and “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus.

Our common stock is quoted on The NASDAQ Global Select Market under the symbol “GLAD.” Our common stock has historically traded at prices both above and below its net asset value. There can be no assurance, however, that any premium to net asset value will be attained or maintained. As of             ,     , we had [    ] stockholders of record.

PLAN OF DISTRIBUTION

[To be provided.]

LEGAL MATTERS

The legality of securities offered hereby will be passed upon for us by Cooley LLP, Reston, Virginia. [Certain legal matters will be passed upon for the underwriters by         .]

Gladstone Capital Corporation

             Shares of Common Stock

PROSPECTUS SUPPLEMENT

            , 201

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Filed Pursuant to Rule 497

Registration Statement No. 333-185191

PROSPECTUS SUPPLEMENT

(To Prospectus dated January 18, 2013)

             Shares

            % Series [    ] Preferred Stock

Liquidation Preference $             per share

We are offering for sale             shares of our Series              Preferred Stock. Our common stock is traded on The NASDAQ Global Select Market under the symbol “GLAD.” The last reported sale price for our common stock on             ,             was $            per share. The net asset value per share of our common stock at the close of business on             , 201     was $            per share. There currently is no market for the Series              Preferred Stock. We applied to list the Series             Preferred Stock on [            ]. The expected trading symbol for the Series              Preferred Stock is [            ].

	Per Share	Total (1)
Public offering price	$	$

Underwriting discounts and commissions	$	$

Proceeds, before expenses, to us	$	$

(1)	The aggregate expenses of the offering are estimated to be $ , which represents approximately $ per share.

The Underwriters are expected to deliver the Series             Preferred Stock in book-entry form through the Depositary Trust Company on or about                  .

You should read this prospectus supplement and the accompanying prospectus before deciding whether to invest in our preferred stock and you should retain them for future reference. Additional information about us, including our annual, quarterly and current reports, has been filed with the Securities and Exchange Commission. This information is available free of charge on our corporate website at http://www.gladstonecapital.com.

An investment in our preferred stock involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled “Risk Factors,” which begins on page P-4 of this prospectus supplement and page 9 of the accompanying prospectus. Shares of closed-end investment companies frequently trade at a discount to their net asset value and this may increase the risk of loss of purchasers of our preferred stock. You should carefully consider these risks together with all of the other information contained in this prospectus supplement and the accompanying prospectus before making a decision to purchase our preferred stock.

The preferred stock being offered has not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.

            , 201

We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus supplement or the accompanying prospectus. You must not rely upon any information or representation not contained in this prospectus supplement or the accompanying prospectus as if we had authorized it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus supplement and any accompanying prospectus is accurate as of the dates on their respective covers only. Our business, financial condition, results of operations and prospects may have changed since such dates.

Prospectus Supplement

Prospectus

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained in this prospectus supplement or the accompanying prospectus, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, future events or our future performance or financial condition. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others: (1) further adverse changes in the economy and the capital markets; (2) risks associated with negotiation and consummation of pending and future transactions; (3) the loss of one or more of our executive officers, in particular David Gladstone and Terry Lee Brubaker; (4) risks associated with our search for a new president and chief investment officer to replace George Stelljes III; (5) changes in our business strategy; (6) availability, terms and deployment of capital; (7) changes in our industry, interest rates, exchange rates or the general economy; (8) the degree and nature of our competition; and (9) those factors described in the “Risk Factors” sections of this prospectus supplement and the accompanying prospectus. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus supplement. The forward-looking statements contained in this prospectus supplement or the accompanying prospectus are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act.

TERMS OF THE SERIES [    ] PREFERRED STOCK

Dividend Rate	The dividend rate will be %.

Dividend Payment Rate	[Dividends will be paid when, as and if declared on , , , and , commencing .] The payment date for the initial dividend period will be .]

Regular Dividend Period	Regular dividend periods will be days.

Liquidation Preference	$ per share

Non-Call Period	The shares may not be called for redemption at the option of the Company prior to .

Stock Exchange Listing

RISK FACTORS

[To be provided.]

USE OF PROCEEDS

We intend to use the net proceeds from this offering first to pay down existing short-term debt, then to make investments in small and mid-sized businesses in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. Indebtedness under our credit line facility currently accrues interest at the rate of approximately [    ]% and matures on                     ,     . We anticipate that substantially all of the net proceeds of this offering will be utilized in the manner described above within three months of the completion of the offering. Pending such utilization, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes.

CAPITALIZATION

[To be provided.]

ASSET COVERAGE RATIO

[To be provided.]

SPECIAL CHARACTERISTICS AND RISKS OF THE SERIES [    ] PREFERRED STOCK

[To be provided.]

DESCRIPTION OF THE SERIES [    ] PREFERRED STOCK

[To be provided.]

TAXATION

[To be provided.]

UNDERWRITING

[To be provided.]

LEGAL MATTERS

The legality of securities offered hereby will be passed upon for us by Cooley LLP, Reston, Virginia. [Certain legal matters will be passed upon for the underwriters by         .]

Gladstone Capital Corporation

             Shares

            % Series [    ] Preferred Stock

(Liquidation Preference $             per share)

PROSPECTUS SUPPLEMENT

            , 201

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Filed Pursuant to Rule 497

Registration Statement No. 333-185191

PROSPECTUS SUPPLEMENT

(To Prospectus dated January 18, 2013)

                Rights for                 Shares

Subscription Rights for Common Stock

Gladstone Capital Corporation, referred to as we, us, our or the Company, is issuing subscription rights, or Rights, to our common stockholders to purchase additional shares of common stock.

We were primarily established for the purpose of investing in subordinated loans, mezzanine debt, preferred stock and warrants to purchase common stock of small and medium-sized companies in connection with buyouts and other recapitalizations. When we invest in buyouts we do so with the management team of the portfolio companies and with other buyout funds. We also sometimes invest in senior secured loans, common stock and, to a much lesser extent, senior and subordinated syndicated loans. Our investment objective is to generate both current income and capital gains through these debt and equity instruments. We operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, which we refer to as the 1940 Act. Our investment adviser is Gladstone Management Corporation, referred to as the Adviser.

Our common stock is traded on The NASDAQ Global Select Market under the symbol “GLAD.” The last reported sale price for our common stock on             ,             was $            per share. The net asset value per share of our common stock at the close of business on             , 201     was $            per share.

You should read this prospectus supplement and the accompanying prospectus before deciding whether to invest in our Rights and you should retain them for future reference. Additional information about us, including our annual, quarterly and current reports, has been filed with the Securities and Exchange Commission. This information is available free of charge on our corporate website at http://www.gladstonecapital.com.

Investing in common stock through Rights involves certain risks that are described in the “Risk Factors” section beginning on page R-7 of this prospectus supplement and page 9 of the accompanying prospectus.

Stockholders who do not exercise their rights may, at the completion of the offering, own a smaller proportional interest in the Company than if they exercised their rights. As a result of the offering you may experience dilution or accretion of the aggregate net asset value of your shares of common stock depending upon whether the Company’s net asset value per share of common stock is above or below the subscription price on the expiration date.

The Rights being offered have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.

	Per Share	Total
Subscription price of Common Stock to shareholders exercising Rights	$	$
Underwriting discounts and commissions	$	$
Proceeds, before expenses, to us (1)	$	$

(1)	The aggregate expenses of the offering are estimated to be $ .

The common stock is expected to be ready for delivery in book-entry form through the Depository Trust Company on or about             , 201    . If the offer is extended, the common stock is expected to be ready for delivery in book-entry form through the Depository Trust Company on or about             , 201    .

            , 201

We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus supplement or the accompanying prospectus. You must not rely upon any information or representation not contained in this prospectus supplement or the accompanying prospectus as if we had authorized it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus supplement and any accompanying prospectus is accurate as of the dates on their respective covers only. Our business, financial condition, results of operations and prospects may have changed since such dates.

Prospectus Supplement

Prospectus

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained in this prospectus supplement or the accompanying prospectus, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, future events or our future performance or financial condition. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others: (1) further adverse changes in the economy and the capital markets; (2) risks associated with negotiation and consummation of pending and future transactions; (3) the loss of one or more of our executive officers, in particular David Gladstone and Terry Lee Brubaker; (4) risks associated with our search for a new president and chief investment officer to replace George Stelljes III; (5) changes in our business strategy; (6) availability, terms and deployment of capital; (7) changes in our industry, interest rates, exchange rates or the general economy; (8) the degree and nature of our competition; and (9) those factors described in the “Risk Factors” sections of this prospectus supplement and the accompanying prospectus. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus supplement. The forward-looking statements contained in this prospectus supplement or the accompanying prospectus are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act.

SUMMARY OF THE TERMS OF THE RIGHTS OFFERING

Terms of the Offer	[To be provided.]

Amount Available for Primary Subscription	$[ ]

Title	Subscription Rights for common stock

Subscription Price	Rights may be exercised at a price of $ per share of common stock (the “Subscription Price”). See “Description of the Rights Offering.”

Record Date	Rights will be issued to holders of record of the Company’s common stock on , 201 (the “Record Date”). See “Description of the Rights Offering.”

Number of Rights Issued	Rights will be issued in respect of each share of common stock of the Company outstanding on the Record Date. See “Description of the Rights Offering.”

Number of Rights Required to Purchase One Common Share	A holder of Rights may purchase share of common stock of the Company for every Rights exercised. The number of Rights to be issued to a stockholder on the Record Date will be rounded up to the nearest number of Rights evenly divisible by . See “Description of the Rights Offering.”

Over-Subscription Privilege	[To be provided.]

Transfer of Rights	[To be provided.]

Subscription Period	The Rights may be exercised at any time after issuance and prior to expiration of the Rights, which will be 5:00 PM Eastern Time on , 201 (the “Expiration Date”) (the “Subscription Period”). See “Description of the Rights Offering.”

Offer Expenses	The expenses of the Offer are expected to be approximately $[ ]. See “Use of Proceeds.”

Sale of Rights	[To be provided.]

Use of Proceeds	The Company estimates the net proceeds of the Offer to be approximately $[ ]. This figure is based on the Subscription Price per share of $ and assumes all new shares of common stock offered are sold and that the expenses related to the Offer estimated at approximately $[ ] are paid.

The Company intends to use the net proceeds from this offering first to pay down existing short-term debt, then to make investments in small and mid-sized businesses in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. We anticipate that substantially all of the net proceeds of this offering will be utilized in the manner described above within three months of the completion of the offering. Pending such utilization, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes. See “Use of Proceeds.”

Rights Agent	[To be provided.]

DESCRIPTION OF THE RIGHTS OFFERING

[To be provided.]

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Gladstone Capital,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Gladstone Capital. The following percentages were calculated based on actual expenses incurred in the year ended             ,             and average net assets for the quarter ended             ,             .

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	[	]%
Offering expenses (as a percentage of offering price)	[	]%
Dividend reinvestment plan expenses(1)	[	]
Total stockholder transaction expenses	[	]%
Annual expenses (as a percentage of net assets attributable to common stock):
Management fees(2)	[	]%
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)(3)	[	]%
Interest payments on borrowed funds(4)	[	]%
Other expenses(5)	[	]%
Total annual expenses (2)(5)	[	]%

(1)	The expenses of the reinvestment plan are included in stock record expenses, a component of “Other expenses.” We do not have a cash purchase plan. The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See “Dividend Reinvestment Plan” in the accompanying prospectus for information on the dividend reinvestment plan.
(2)	Our annual base management fee is 2% (0.5% quarterly) of our average gross assets, which are defined as total assets of Gladstone Capital, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. For the fiscal year ended , , the Adviser voluntarily agreed to waive the annual base management fee of 2% to [ ]% for those senior syndicated loans that we purchase using borrowings from our credit facility. However, because we held no senior syndicated loans purchased using borrowings under our credit facility during the quarter ended , , the waiver did not impact our expenses for that period, as reflected in the table above. See “Management — Certain Transactions — Investment Advisory and Management Agreement” in the accompanying prospectus and footnote 3 below.
(3)	The incentive fee consists of two parts: an income-based fee and a capital gains-based fee. The income-based fee is payable quarterly in arrears, and equals 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly ([ ]% annualized) hurdle rate of our net assets, subject to a “catch-up” provision measured as of the end of each calendar quarter. The “catch-up” provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate (or 2.1875%) in any calendar quarter (8.75% annualized). The catch-up provision is meant to provide the Adviser with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized). The income-based incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. Our pre-incentive fee net investment income used to calculate this part of the income-based incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 2 above). The capital gains-based incentive fee equals 20% of our net realized capital gains since our inception, if any, computed net of all realized capital losses and unrealized capital depreciation since our inception, less any prior payments, and is payable at the end of each fiscal year.

Examples of how the incentive fee would be calculated are as follows:

•	Assuming pre-incentive fee net investment income of 0.55%, there would be no income-based incentive fee because such income would not exceed the hurdle rate of 1.75%.

•	Assuming pre-incentive fee net investment income of 2.00%, the income-based incentive fee would be as follows:

= 100% × (2.00% — 1.75%)

= 0.25%

•	Assuming pre-incentive fee net investment income of 2.30%, the income-based incentive fee would be as follows:

= (100% × (“catch-up”: 2.1875% — 1.75%)) + (20%× (2.30% — 2.1875%))

= (100% × 0.4375%) + (20% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

•	Assuming net realized capital gains of 6% and realized capital losses and unrealized capital depreciation of 1%, the capital gains-based incentive fee would be as follows:

= 20% × (6% — 1%)

= 20% × 5%

= 1%

For a more detailed discussion of the calculation of the two-part incentive fee, see “Management — Certain Transactions — Investment Advisory and Management Agreement” in the accompanying prospectus.

(4)	Includes deferred financing costs. We entered into a revolving credit facility, effective , , under which our borrowing capacity is $[ ] million. We have drawn down on this credit facility and we expect to borrow additional funds in the future up to an amount so that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of our senior securities. Assuming that we borrowed $[ ] million at an interest rate of [ ]% plus an additional fee related to borrowings of [ ]%, for an aggregate rate of [ ]%, interest payments and amortization of deferred financing costs on borrowed funds would have been [ ]% of our average net assets for the quarter ended , .
(5)	Includes our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement. See “Management — Certain Transactions — Administration Agreement” in the accompanying prospectus.

Example

The following examples demonstrate the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. The examples below and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, incentive fees, if any, and other expenses) may be greater or less than those shown.

	1 Year			3 Years			5 Years			10 Years
You would pay the following expenses on a $1,000 investment:
assuming a 5% annual return consisting entirely of ordinary income(1)(2)	$	[	]	$	[	]	$	[	]	$	[	]
assuming a 5% annual return consisting entirely of capital gains(2)(3)	$	[	]	$	[	]	$	[	]	$	[	]

(1)	While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. For purposes of this example, we have assumed that the entire amount of such 5% annual return would constitute ordinary income as we have not historically realized positive capital gains (computed net of all realized capital losses) on our investments. Because the assumed 5% annual return is significantly below the hurdle rate of 7% (annualized) that we must achieve under the investment advisory and management agreement to trigger the payment of an income-based incentive fee, we have assumed, for purposes of the this example, that no income-based incentive fee would be payable if we realized a 5% annual return on our investments.

(2)	While the example assumes reinvestment of all dividends and distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.
(3)	While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. For purposes of this example, we have assumed that the entire amount of such 5% annual return would constitute capital gains.

RISK FACTORS

[To be provided.]

USE OF PROCEEDS

We intend to use the net proceeds from this offering first to pay down existing short-term debt, then to make investments in small and mid-sized businesses in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. Indebtedness under our credit line facility currently accrues interest at the rate of approximately [ ]% and matures on             ,            . We anticipate that substantially all of the net proceeds of this offering will be utilized in the manner described above within three months of the completion of the offering. Pending such utilization, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes.

CAPITALIZATION

[To be provided.]

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

We currently intend to distribute in the form of cash dividends, a minimum of 90% of our ordinary income and short-term capital gains, if any, on a quarterly basis to our stockholders in the form of monthly dividends. We intend to retain long-term capital gains and treat them as deemed distributions for tax purposes. We report the estimated tax characteristics of each distribution when declared while the actual tax characteristics of distributions are reported annually to each stockholder on Form 1099 — DIV. There is no assurance that we will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of record of common stock, all cash distributions can be reinvested automatically under our dividend reinvestment plan in additional whole and fractional shares. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in our dividend reinvestment plan on the stockholder’s behalf. See “Risk Factors — We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification;” “Dividend Reinvestment Plan;” and “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus.

Our common stock is quoted on The NASDAQ Global Select Market under the symbol “GLAD.” Our common stock has historically traded at prices both above and below its net asset value. There can be no assurance, however, that any premium to net asset value will be attained or maintained. As of             ,             , we had [ ] stockholders of record.

TAXATION

[To be provided.]

LEGAL MATTERS

The legality of securities offered hereby will be passed upon for us by Cooley LLP, Reston, Virginia. [Certain legal matters will be passed upon for the underwriters by .]

Gladstone Capital Corporation

            Shares of Common Stock

Issuable Upon Exercise of Rights to

Subscribe for Such Shares of Common Stock

PROSPECTUS SUPPLEMENT

    , 201

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Filed Pursuant to Rule 497

Registration Statement No. 333-185191

PROSPECTUS SUPPLEMENT

(To Prospectus dated January 18, 2013)

            Rights for             Shares

Subscription Rights for             % Series [ ] Preferred Stock

Gladstone Capital Corporation, referred to as we, us, our or the Company, is issuing subscription rights, or Rights, to our common stockholders to purchase shares of             % Series [ ] Preferred Stock, referred to as the Series [ ] Preferred Stock.

We were primarily established for the purpose of investing in subordinated loans, mezzanine debt, preferred stock and warrants to purchase common stock of small and medium-sized companies in connection with buyouts and other recapitalizations. When we invest in buyouts we do so with the management team of the portfolio companies and with other buyout funds. We also sometimes invest in senior secured loans, common stock and, to a much lesser extent, senior and subordinated syndicated loans. Our investment objective is to generate both current income and capital gains through these debt and equity instruments. We operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, which we refer to as the 1940 Act. Our investment adviser is Gladstone Management Corporation, referred to as the Adviser.

Our common stock is traded on The NASDAQ Global Select Market under the symbol “GLAD.” The last reported sale price for our common stock on             ,             was $            per share. The net asset value of our common shares at the close of business on             , 201     was $            per share. There currently is no market for the Series [            ] Preferred Stock. We applied to list the Series [            ] Preferred Stock on [            ]. The expected trading symbol for the Series [            ] Preferred Stock is [            ].

You should read this prospectus supplement and the accompanying prospectus before deciding whether to invest in our Rights and you should retain them for future reference. Additional information about us, including our annual, quarterly and current reports, has been filed with the Securities and Exchange Commission. This information is available free of charge on our corporate website at http://www.gladstonecapital.com.

Investing in preferred stock through Rights involves certain risks that are described in the “Risk Factors ” section beginning on page PR-5 of this prospectus supplement and page 9 of the accompanying prospectus.

The Rights being offered have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

	Per Share	Total
Subscription price of Preferred Stock to shareholders exercising Rights	$	$

Underwriting discounts and commissions	$	$
Proceeds, before expenses, to us (1)	$	$

(1)	The aggregate expenses of the offering are estimated to be $[ ].

The preferred stock is expected to be ready for delivery in book-entry form through the Depository Trust Company on or about             , 201    . If the offer is extended, the preferred stock is expected to be ready for delivery in book-entry form through the Depository Trust Company on or about             , 201    .

            , 201

We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus supplement or the accompanying prospectus. You must not rely upon any information or representation not contained in this prospectus supplement or the accompanying prospectus as if we had authorized it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus supplement and any accompanying prospectus is accurate as of the dates on their respective covers only. Our business, financial condition, results of operations and prospects may have changed since such dates.

Prospectus Supplement

Prospectus

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained in this prospectus supplement or the accompanying prospectus, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, future events or our future performance or financial condition. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others: (1) further adverse changes in the economy and the capital markets; (2) risks associated with negotiation and consummation of pending and future transactions; (3) the loss of one or more of our executive officers, in particular David Gladstone and Terry Lee Brubaker; (4) risks associated with our search for a new president and chief investment officer to replace George Stelljes III; (5) changes in our business strategy; (6) availability, terms and deployment of capital; (7) changes in our industry, interest rates, exchange rates or the general economy; (8) the degree and nature of our competition; and (9) those factors described in the “Risk Factors” sections of this prospectus supplement and the accompanying prospectus. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus supplement. The forward-looking statements contained in this prospectus supplement or the accompanying prospectus are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act.

SUMMARY OF THE TERMS OF THE RIGHTS OFFERING

Terms of the Offer	[To be provided.]

Amount Available for Primary Subscription	$[ ]

Title	Subscription Rights for Series [ ] preferred stock

Exercise Price	Rights may be exercised at a price of $ per share of common stock (the “Subscription Price”). See “Description of the Rights Offering.”

Record Date	Rights will be issued to holders of record of the Company’s common stock on , 201 (the “Record Date”). See “Description of the Rights Offering.”

Number of Rights Issued	Rights will be issued in respect of each share of preferred stock of the Company outstanding on the Record Date. See “Description of the Rights Offering.”

Number of Rights Required to Purchase One Preferred Share	A holder of Rights may purchase share of common stock of the Company for every Rights exercised. The number of Rights to be issued to a stockholder on the Record Date will be rounded up to the nearest number of Rights evenly divisible by . See “Description of the Rights Offering.”

Over-Subscription Privilege	[To be provided.]

Transfer of Rights	[To be provided.]

Exercise Period	The Rights may be exercised at any time after issuance and prior to expiration of the Rights, which will be 5:00 PM Eastern Time on , 201 (the “Expiration Date”) (the “Subscription Period”). See “Description of the Rights Offering.”

Offer Expenses	The expenses of the Offer are expected to be approximately $[ ]. See “Use of Proceeds.”

Sale of Rights	[To be provided.]

Use of Proceeds	The Company estimates the net proceeds of the Offer to be approximately $[ ]. This figure is based on the Exercise Price per share of $ and assumes all new shares of Series [ ] preferred stock offered are sold and that the expenses related to the Offer estimated at approximately $[ ] are paid.

The Company intends to use the net proceeds from this offering first to pay down existing short-term debt, then to make investments in small and mid-sized businesses in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. We anticipate that substantially all of the net proceeds of this offering will be utilized in the manner described above within three months of the completion of the offering. Pending such utilization, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes. See “Use of Proceeds.”

Rights Agent	[To be provided.]

TERMS OF THE SERIES [     ] PREFERRED STOCK

Dividend Rate	The dividend rate will be %.

Dividend Payment Rate	[Dividends will be paid when, as and if declared on , , , and , commencing .] The payment date for the initial dividend period will be .]

Regular Dividend Period	Regular dividend periods will be days.

Liquidation Preference	$ per share

Non-Call Period	The shares may not be called for redemption at the option of the Company prior to .

Stock Exchange Listing

DESCRIPTION OF THE RIGHTS OFFERING

[To be provided.]

RISK FACTORS

[To be provided.]

USE OF PROCEEDS

We intend to use the net proceeds from this offering first to pay down existing short-term debt, then to make investments in small and mid-sized businesses in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. Indebtedness under our credit line facility currently accrues interest at the rate of approximately [ ]% and matures on             ,            . We anticipate that substantially all of the net proceeds of this offering will be utilized in the manner described above within three months of the completion of the offering. Pending such utilization, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes.

CAPITALIZATION

[To be provided.]

ASSET COVERAGE RATIO

[To be provided.]

TAXATION

[To be provided.]

UNDERWRITING

[To be provided.]

LEGAL MATTERS

The legality of securities offered hereby will be passed upon for us by Cooley LLP, Reston, Virginia. [Certain legal matters will be passed upon for the underwriters by .]

5

Gladstone Capital Corporation

            Shares of             % Series [ ] Preferred Stock

Issuable Upon Exercise of Rights to

Subscribe for Such Shares of Preferred Stock

PROSPECTUS SUPPLEMENT

, 201

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Filed Pursuant to Rule 497

Registration Statement No. 333-185191

PROSPECTUS SUPPLEMENT

(To Prospectus dated January 18, 2013)

%             Notes due             ,

We are offering promissory notes in an aggregate principal amount of $            , which we refer to as the Notes in this prospectus supplement. Our common stock is traded on The NASDAQ Global Select Market under the symbol “GLAD.” The last reported sale price for our common stock on             ,             was $            per share. The net asset value per share of our common stock at the close of business on             , 201     was $            per share.

You should read this prospectus supplement and the accompanying prospectus before deciding whether to invest in our Notes and you should retain them for future reference. Additional information about us, including our annual, quarterly and current reports, has been filed with the Securities and Exchange Commission. This information is available free of charge on our corporate website at http://www.gladstonecapital.com.

An investment in our Notes involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled “Risk Factors,” which begins on page N-4 of this prospectus supplement and page 9 of the accompanying prospectus. Shares of closed-end investment companies frequently trade at a discount to their net asset value and this may increase the risk of loss of purchasers of our Notes. You should carefully consider these risks together with all of the other information contained in this prospectus supplement and the accompanying prospectus before making a decision to purchase our Notes.

The Notes do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

	Per Note	Total
Public offering price	$	$

Sales load	$	$

Proceeds to us (before expenses)(1)	$	$

(1)	Does not include offering expenses payable to us estimated to be $ .

The Notes will be ready for delivery on or about             , 201    .

            , 201

We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus supplement or the accompanying prospectus. You must not rely upon any information or representation not contained in this prospectus supplement or the accompanying prospectus as if we had authorized it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus supplement and any accompanying prospectus is accurate as of the dates on their respective covers only. Our business, financial condition, results of operations and prospects may have changed since such dates.

Prospectus Supplement

Prospectus

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained in this prospectus supplement or the accompanying prospectus, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, future events or our future performance or financial condition. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others: (1) further adverse changes in the economy and the capital markets; (2) risks associated with negotiation and consummation of pending and future transactions; (3) the loss of one or more of our executive officers, in particular David Gladstone and Terry Lee Brubaker; (4) risks associated with our search for a new president and chief investment officer to replace George Stelljes III; (5) changes in our business strategy; (6) availability, terms and deployment of capital; (7) changes in our industry, interest rates, exchange rates or the general economy; (8) the degree and nature of our competition; and (9) those factors described in the “Risk Factors” sections of this prospectus supplement and the accompanying prospectus. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus supplement. The forward-looking statements contained in this prospectus supplement or the accompanying prospectus are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act.

TERMS OF THE NOTES

Principal Amount	The principal amount of the Notes is $ in the aggregate.

Maturity	The principal amount of the Notes will become due and payable on , .

Interest Rate	The interest rate will be %.

Frequency of payment	Interest will be paid commencing .

Prepayment Protections	[To be provided.]

Conversion	[To be provided.]

[Stock Exchange Listing]	[To be provided.]

Rating	It is a condition of issuance that the notes be rated [ ] by [ ].

RISK FACTORS

[To be provided.]

USE OF PR OCEEDS

We intend to use the net proceeds from this offering first to pay down existing short-term debt, then to make investments in small and mid-sized businesses in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. Indebtedness under our credit line facility currently accrues interest at the rate of approximately [ ]% and matures on             ,            . We anticipate that substantially all of the net proceeds of this offering will be utilized in the manner described above within three months of the completion of the offering. Pending such utilization, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes.

CAPITALIZATION

[To be provided.]

ASSET COVERAGE RATIO

[To be provided.]

TAXATION

[To be provided.]

UNDERWRITING

[To be provided.]

LEGAL MATTERS

The legality of securities offered hereby will be passed upon for us by Cooley LLP, Reston, Virginia. [Certain legal matters will be passed upon for the underwriters by             .]

Gladstone Capital Corporation

%             Notes due             ,

PROSPECTUS SUPPLEMENT

, 201

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Filed Pursuant to Rule 497

Registration Statement No. 333-185191

PROSPECTUS SUPPLEMENT

(To Prospectus dated January 18, 2013)

            Warrants for Common Stock

We are offering for sale             warrants to purchase             shares of common stock of the Company, which we refer to as Common Warrants, at an exercise price equal to $            per whole share. No fractional Common Warrants will be issued. Our common stock is traded on The NASDAQ Global Select Market under the symbol “GLAD.” The last reported sale price for our common stock on             ,             was $            per share. The net asset value per share of our common stock at the close of business on             , 201     was $            per share.

Currently, no public market exists for the Common Warrants offered by this prospectus supplement. It is anticipated that the Common Warrants will be quoted on             promptly after the date of this prospectus supplement.

	Per Warrant	Total (1)
Public offering price	$	$

Underwriting discounts and commissions	$	$

Proceeds, before expenses, to us	$	$

(1)	The aggregate expenses of the offering are estimated to be $ .

The Underwriters are expected to deliver the Common Warrants in book-entry form through the Depositary Trust Company on or about              ,             .

You should read this prospectus supplement and the accompanying prospectus before deciding whether to invest in our Common Warrants and you should retain them for future reference. Additional information about us, including our annual, quarterly and current reports, has been filed with the Securities and Exchange Commission. This information is available free of charge on our corporate website at http://www.gladstonecapital.com.

An investment in our Common Warrants involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled “Risk Factors,” which begins on page W-6 of this prospectus supplement and page 9 of the accompanying prospectus. Shares of closed-end investment companies frequently trade at a discount to their net asset value and this may increase the risk of loss of purchasers of our Common Warrants. You should carefully consider these risks together with all of the other information contained in this prospectus supplement and the accompanying prospectus before making a decision to purchase our Common Warrants.

The Common Warrants being offered have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.

                    , 201

We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus supplement or the accompanying prospectus. You must not rely upon any information or representation not contained in this prospectus supplement or the accompanying prospectus as if we had authorized it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus supplement and any accompanying prospectus is accurate as of the dates on their respective covers only. Our business, financial condition, results of operations and prospects may have changed since such dates.

Prospectus Supplement

Prospectus

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained in this prospectus supplement or the accompanying prospectus, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, future events or our future performance or financial condition. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others: (1) further adverse changes in the economy and the capital markets; (2) risks associated with negotiation and consummation of pending and future transactions; (3) the loss of one or more of our executive officers, in particular David Gladstone and Terry Lee Brubaker; (4) risks associated with our search for a new president and chief investment officer to replace George Stelljes III; (5) changes in our business strategy; (6) availability, terms and deployment of capital; (7) changes in our industry, interest rates, exchange rates or the general economy; (8) the degree and nature of our competition; and (9) those factors described in the “Risk Factors” sections of this prospectus supplement and the accompanying prospectus. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus supplement. The forward-looking statements contained in this prospectus supplement or the accompanying prospectus are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act.

TERMS OF THE WARRANTS

Exercise Price	Each Common Warrant will be exercisable at an exercise price of $ per whole share of common stock of the Company.

Exercise Period	The Common Warrants will be exercisable until the date that is years from the original date of issuance, or the Exercise Period. The rights represented by the Common Warrants may be exercised in whole or in part at any time during the Exercise Period.

[Stock Exchange Listing]	[To be provided.]

[Non-Call Period	The Common Warrants may not be called for redemption at the option of the Company prior to .]

No Stockholder Rights	The Common Warrants do not entitle the holder to any voting rights or other rights as a stockholder of the Company.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Gladstone Capital,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Gladstone Capital. The following percentages were calculated based on actual expenses incurred in the year ended                     ,             and average net assets for the quarter ended                     ,             .

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	[	] %
Offering expenses (as a percentage of offering price)	[	] %

Dividend reinvestment plan expenses(1)	[	] %
Total stockholder transaction expenses	[	] %
Annual expenses (as a percentage of net assets attributable to common stock):
Management fees(2)	[	] %
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)(3)	[	] %
Interest payments on borrowed funds(4)	[	] %
Other expenses(5)	[	] %
Total annual expenses (2)(5)	[	] %

(1)	The expenses of the reinvestment plan are included in stock record expenses, a component of “Other expenses.” We do not have a cash purchase plan. The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See “Dividend Reinvestment Plan” in the accompanying prospectus for information on the dividend reinvestment plan.
(2)	Our annual base management fee is 2% (0.5% quarterly) of our average gross assets, which are defined as total assets of Gladstone Capital, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. For the fiscal year ended , , the Adviser voluntarily agreed to waive the annual base management fee of 2% to [ ]% for those senior syndicated loans that we purchase using borrowings from our credit facility. However, because we held no senior syndicated loans purchased using borrowings under our credit facility during the quarter ended , , the waiver did not impact our expenses for that period, as reflected in the table above. See “Management — Certain Transactions — Investment Advisory and Management Agreement” in the accompanying prospectus and footnote 3 below.
(3)	The incentive fee consists of two parts: an income-based fee and a capital gains-based fee. The income-based fee is payable quarterly in arrears, and equals 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly ([ ]% annualized) hurdle rate of our net assets, subject to a “catch-up” provision measured as of the end of each calendar quarter. The “catch-up” provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate (or 2.1875%) in any calendar quarter (8.75% annualized). The catch-up provision is meant to provide the Adviser with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized). The income-based incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. Our pre-incentive fee net investment income used to calculate this part of the income-based incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 2 above). The capital gains-based incentive fee equals 20% of our net realized capital gains since our inception, if any, computed net of all realized capital losses and unrealized capital depreciation since our inception, less any prior payments, and is payable at the end of each fiscal year.

Examples of how the incentive fee would be calculated are as follows:

• Assuming pre-incentive fee net investment income of 0.55%, there would be no income-based incentive fee because such income would not exceed the hurdle rate of 1.75%.

• Assuming pre-incentive fee net investment income of 2.00%, the income-based incentive fee would be as follows:

= 100% × (2.00% — 1.75%)

= 0.25%

• Assuming pre-incentive fee net investment income of 2.30%, the income-based incentive fee would be as follows:

= (100% × (“catch-up”: 2.1875% — 1.75%)) + (20%× (2.30% — 2.1875%))

= (100% × 0.4375%) + (20% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

• Assuming net realized capital gains of 6% and realized capital losses and unrealized capital depreciation of 1%, the capital gains-based incentive fee would be as follows:

= 20% × (6% — 1%)

= 20% × 5%

= 1%

For a more detailed discussion of the calculation of the two-part incentive fee, see “Management — Certain Transactions — Investment Advisory and Management Agreement” in the accompanying prospectus.

(4)	Includes deferred financing costs. We entered into a revolving credit facility, effective , , under which our borrowing capacity is $[ ] million. We have drawn down on this credit facility and we expect to borrow additional funds in the future up to an amount so that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of our senior securities. Assuming that we borrowed $[ ] million at an interest rate of [ ]% plus an additional fee related to borrowings of [ ]%, for an aggregate rate of [ ]%, interest payments and amortization of deferred financing costs on borrowed funds would have been [ ]% of our average net assets for the quarter ended , .
(5)	Includes our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement. See “Management — Certain Transactions — Administration Agreement” in the accompanying prospectus.

Example

The following examples demonstrate the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. The examples below and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, incentive fees, if any, and other expenses) may be greater or less than those shown.

	1 Year			3 Years			5 Years			10 Years
You would pay the following expenses on a $1,000 investment:
assuming a 5% annual return consisting entirely of ordinary income(1)(2)	$	[	]	$	[	]	$	[	]	$	[	]
assuming a 5% annual return consisting entirely of capital gains(2)(3)	$	[	]	$	[	]	$	[	]	$	[	]

(1)	While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. For purposes of this example, we have assumed that the entire amount of such 5% annual return would constitute ordinary income as we have not historically realized positive capital gains (computed net of all realized capital losses) on our investments. Because the assumed 5% annual return is significantly below the hurdle rate of 7% (annualized) that we must achieve under the investment advisory and management agreement to trigger the payment of an income-based incentive fee, we have assumed, for purposes of the this example, that no income-based incentive fee would be payable if we realized a 5% annual return on our investments.

(2)	While the example assumes reinvestment of all dividends and distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.
(3)	While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. For purposes of this example, we have assumed that the entire amount of such 5% annual return would constitute capital gains.

RISK FACTORS

[To be provided.]

USE OF PROCEEDS

We intend to use the net proceeds from this offering first to pay down existing short-term debt, then to make investments in small and mid-sized businesses in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. Indebtedness under our credit line facility currently accrues interest at the rate of approximately [ ]% and matures on         ,        . We anticipate that substantially all of the net proceeds of this offering will be utilized in the manner described above within three months of the completion of the offering. Pending such utilization, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes.

CAPITALIZATION

[To be provided.]

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

We currently intend to distribute in the form of cash dividends, a minimum of 90% of our ordinary income and short-term capital gains, if any, on a quarterly basis to our stockholders in the form of monthly dividends. We intend to retain long-term capital gains and treat them as deemed distributions for tax purposes. We report the estimated tax characteristics of each distribution when declared while the actual tax characteristics of distributions are reported annually to each stockholder on Form 1099 — DIV. There is no assurance that we will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of record of common stock, all cash distributions can be reinvested automatically under our dividend reinvestment plan in additional whole and fractional shares. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in our dividend reinvestment plan on the stockholder’s behalf. See “Risk Factors — We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification;” “Dividend Reinvestment Plan;” and “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus.

Our common stock is quoted on The NASDAQ Global Select Market under the symbol “GLAD.” Our common stock has historically traded at prices both above and below its net asset value. There can be no assurance, however, that any premium to net asset value will be attained or maintained. As of         ,         , we had [ ] stockholders of record.

DESCRIPTION OF THE WARRANTS

[To be provided.]

TAXATION

[To be provided.]

UNDERWRITING

[To be provided.]

LEGAL MATTERS

The legality of securities offered hereby will be passed upon for us by Cooley LLP, Reston, Virginia. [Certain legal matters will be passed upon for the underwriters by .]

Gladstone Capital Corporation

Warrants for Common Stock

PROSPECTUS SUPPLEMENT

            , 201

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Filed Pursuant to Rule 497

Registration Statement No. 333-185191

PROSPECTUS SUPPLEMENT

(To Prospectus dated January 18, 2013)

            Warrants for Series [        ] Preferred Stock

We are offering for sale              warrants to purchase                  shares of Series [            ] Preferred Stock of the Company, which we refer to as Preferred Warrants, at an exercise price equal to $             per whole share. No fractional Preferred Warrants will be issued. Our common stock is traded on The NASDAQ Global Select Market under the symbol “GLAD.” The last reported sale price for our common stock on             ,                  was $                 per share. The net asset value per share of our common stock at the close of business on             , 201             was $             per share. Our preferred stock is traded on [            ] under the symbol [            ]. The last reported sale of our preferred stock on             , 201             was $             per share.

Currently, no public market exists for the Preferred Warrants offered by this prospectus supplement. It is anticipated that the Preferred Warrants will be quoted on                  promptly after the date of this prospectus supplement.

	Per Warrant	Total (1)
Public offering price	$	$

Underwriting discounts and commissions	$	$

Proceeds, before expenses, to us	$	$

(1)	The aggregate expenses of the offering are estimated to be $ .

The Underwriters are expected to deliver the Preferred Warrants in book-entry form through the Depositary Trust Company on or about              ,                  .

You should read this prospectus supplement and the accompanying prospectus before deciding whether to invest in our Preferred Warrants and you should retain them for future reference. Additional information about us, including our annual, quarterly and current reports, has been filed with the Securities and Exchange Commission. This information is available free of charge on our corporate website at http://www.gladstonecapital.com.

An investment in our Preferred Warrants involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled “Risk Factors,” which begins on page WP-4 of this prospectus supplement and page 9 of the accompanying prospectus. Shares of closed-end investment companies frequently trade at a discount to their net asset value and this may increase the risk of loss of purchasers of our Preferred Warrants. You should carefully consider these risks together with all of the other information contained in this prospectus supplement and the accompanying prospectus before making a decision to purchase our Preferred Warrants.

The Preferred Warrants being offered have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus supplement or the accompanying prospectus. You must not rely upon any information or representation not contained in this prospectus supplement or the accompanying prospectus as if we had authorized it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus supplement and any accompanying prospectus is accurate as of the dates on their respective covers only. Our business, financial condition, results of operations and prospects may have changed since such dates.

Prospectus Supplement

Prospectus

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained in this prospectus supplement or the accompanying prospectus, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, future events or our future performance or financial condition. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others: (1) further adverse changes in the economy and the capital markets; (2) risks associated with negotiation and consummation of pending and future transactions; (3) the loss of one or more of our executive officers, in particular David Gladstone and Terry Lee Brubaker; (4) risks associated with our search for a new president and chief investment officer to replace George Stelljes III; (5) changes in our business strategy; (6) availability, terms and deployment of capital; (7) changes in our industry, interest rates, exchange rates or the general economy; (8) the degree and nature of our competition; and (9) those factors described in the “Risk Factors” sections of this prospectus supplement and the accompanying prospectus. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus supplement. The forward-looking statements contained in this prospectus supplement or the accompanying prospectus are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act.

TERMS OF THE WARRANTS

Exercise Price	Each Preferred Warrant will be exercisable at an exercise price of $ per whole share of Series [ ] Preferred Stock of the Company.

Exercise Period	The Preferred Warrants will be exercisable until the date that is years from the original date of issuance, or the Exercise Period. The rights represented by the warrant may be exercised in whole or in part at any time during the Exercise Period.

[Stock Exchange Listing]	[To be provided.]

[Non-Call Period	The Preferred Warrants may not be called for redemption at the option of the Company prior to .]

No Stockholder Rights	The Preferred Warrants do not entitle the holder to any voting rights or other rights as a stockholder of the Company.

TERMS OF THE SERIES [ ] PREFERRED STOCK

Dividend Rate	The dividend rate will be %.

Dividend Payment Rate	[Dividends will be paid when, as and if declared on , , and , commencing .] The payment date for the initial dividend period will be .]

Regular Dividend Period	Regular dividend periods will be days.

Liquidation Preference	$ per share

Non-Call Period	The shares may not be called for redemption at the option of the Company prior to .

Stock Exchange Listing

RISK FACTORS

[To be provided.]

USE OF PROCEEDS

We intend to use the net proceeds from this offering first to pay down existing short-term debt, then to make investments in small and mid-sized businesses in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. Indebtedness under our credit line facility currently accrues interest at the rate of approximately [ ]% and matures on                  ,            . We anticipate that substantially all of the net proceeds of this offering will be utilized in the manner described above within three months of the completion of the offering. Pending such utilization, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes.

CAPITALIZATION

[To be provided.]

DESCRIPTION OF THE WARRANTS

[To be provided.]

TAXATION

[To be provided.]

UNDERWRITING

[To be provided.]

LEGAL MATTERS

The legality of securities offered hereby will be passed upon for us by Cooley LLP, Reston, Virginia. [Certain legal matters will be passed upon for the underwriters by .]

Gladstone Capital Corporation

                Warrants for Series [ ] Preferred Stock

PROSPECTUS SUPPLEMENT

, 201

WP-5